UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Secured Credit Portfolio

BlackRock U.S Government Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 03/31/2013

Item 1	–	Report to Stockholders

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Funds II

Not FDIC Insured • May Lose Value • No Bank Guarantee

MARCH 31, 2013
2	BLACKROCK FUNDS II

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed the benchmark, the Barclays GNMA MBS Index, while Investor B and Investor C Shares underperformed the benchmark index.

What factors influenced performance?

—

While both the Fund and its benchmark index generated slightly negative returns for the six-month period, the Fund benefited from tactical management of coupon exposure within the agency mortgage-backed securities (“MBS”) sector, where there was an abundance of relative value opportunities during the period resulting from the US Federal Reserve’s purchase program and varying levels of demand from money managers and foreign investors. Also contributing to relative performance was the Fund’s underweight exposure to the sector after the September 2012 announcement of the US Federal Reserve’s agency MBS purchase program. Additionally, modest exposure to interest-only GNMA securities, which are not represented in the benchmark index composition, enhanced results.

—

Detracting from performance was the Fund’s increased exposure to agency MBS early in 2013, mainly in low-coupon issues, as the sector weakened due to fears that the US Federal Reserve may end its agency MBS purchase program earlier than expected.

—

The Fund held derivatives during the period as part of its investment strategy. Derivatives are used by the Fund primarily as a means to hedge and/or take outright views on interest rate movements. During the period, the use of options had a positive impact on performance while the use of swaps detracted; however, the net impact of the two strategies was not material.

Describe recent portfolio activity.

—

At the beginning of the six-month period, the Fund was tactically underweight in agency MBS as spreads had become extremely tight after the US Federal Reserve announced its purchase program. The Fund later closed this underweight when spreads began to widen by increasing exposure to low coupons in the 30-year and 15-year segments, where the US Federal Reserve was making its purchases. Also during the period, the Fund tactically traded middle coupons based on prepayment expectations while avoiding higher coupons which are typically subject to higher prepayment risk. However, the Fund remained overweight in the very high coupon space, which continued to exhibit slow and stable prepayment activity. Additionally, the Fund took advantage of the broad sell-off in the mortgage market to tactically add exposure to low-coupon Fannie Mae issues, which were trading at attractive valuations and supported by a favorable supply-and-demand environment.

Describe Fund positioning at period end.

—

Relative to the Barclays GNMA MBS Index, as of period end, the Fund held an overweight in 30-year low coupons, including notable exposure to Fannie Mae issues. While continuing to avoid coupons that Fund management believes are more likely to experience accelerated prepayment activity, the Fund remained overweight in 30-year GNMA issues with very high coupons, as Fund management expects that underlying borrowers in this space are less likely to refinance. The Fund ended the period with a shorter duration position (lower sensitivity to interest rate movements) relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	100%

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

    [1]Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

    [2]Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]    An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	1.59%	(0.25)%	2.93%	N/A	5.99%	N/A	5.39%	N/A
Institutional	1.55	(0.17)	3.00	N/A	6.00	N/A	5.34	N/A
Service	1.20	(0.34)	2.64	N/A	5.65	N/A	5.02	N/A
Investor A	1.16	(0.43)	2.55	(1.52)%	5.61	4.76%	4.95	4.52%
Investor B	0.36	(0.76)	1.79	(2.59)	4.78	4.45	4.40	4.40
Investor C	0.45	(0.72)	1.87	0.90	4.84	4.84	4.19	4.19
Barclays GNMA MBS Index	–	(0.49)	1.80	N/A	5.47	N/A	5.10	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$997.50	$2.69	$2.59	$1,000.00	$1,022.24	$2.72	$1,022.34	$2.62
Institutional	$1,000.00	$998.30	$2.84	$2.74	$1,000.00	$1,022.09	$2.87	$1,022.19	$2.77
Service	$1,000.00	$996.60	$4.58	$4.48	$1,000.00	$1,020.34	$4.63	$1,020.44	$4.53
Investor A	$1,000.00	$995.70	$4.48	$4.43	$1,000.00	$1,020.44	$4.53	$1,020.49	$4.48
Investor B	$1,000.00	$992.40	$8.79	$8.69	$1,000.00	$1,016.11	$8.90	$1,016.21	$8.80
Investor C	$1,000.00	$992.80	$8.35	$8.25	$1,000.00	$1,016.55	$8.45	$1,016.65	$8.35

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for BlackRock, 0.57% for Institutional, 0.92% for Service, 0.90% for Investor A, 1.77% for Investor B and 1.68% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.89% for Investor A, 1.75% for Investor B and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		5

Fund Summary as of March 31, 2013	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, the Fund’s Institutional and BlackRock Shares outperformed the benchmark, the Barclays Global Real: US TIPS Index, while all other share classes underperformed the benchmark index.

What factors influenced performance?

—

Relative to the benchmark index, the Fund’s investment in Italian inflation-linked bonds added to performance in the beginning of the period as the European Central Bank continued to support peripheral European nations. The Fund also benefited from its underweight exposure to the Japanese yen as newly-elected Prime Minister Shinzo Abe pursued an inflation target of 2%, causing the yen to weaken.

—

The Fund’s overweight exposure to longer-dated US Treasury inflation-protected securities (“US TIPS”) detracted from relative performance earlier in the period as longer-dated TIPS underperformed versus their shorter and intermediate counterparts. The Fund’s underweight exposure to US real duration (lower sensitivity to movements in real rates) also had a negative impact. (The “real” yield curve reflects the yields on US TIPS across a range of maturities, whereas the “nominal” yield curve refers to traditional non-inflation-linked US Treasury securities.) Later in the period, the stalemate outcome of Italy’s presidential election and the bailout situation in Cyprus spurred a resurgence of fears about instability in Europe. As yields rose in peripheral European countries, the Fund’s investment in Italian real rates hurt performance.

—	The Fund uses derivatives as part of its investment strategy. Interest rate derivatives, which may include financial futures, options, swaps and swaptions, are used primarily to manage duration and convexity risk in the portfolio. The Fund also uses foreign currency exchange contracts to take or hedge positions in various currencies. During the period, the Fund used derivatives to implement a breakeven curve-steepening position. (“Breakeven” refers to the spread between real and nominal yields.) Derivatives enabled the Fund to take positions on inflation expectations as well as movements on the breakeven curve. The use of derivatives had a positive impact on performance for the period, particularly interest rate swaps, foreign currency exchange contracts and financial futures.

Describe recent portfolio activity.

—

During the six-month period, the Fund took profits on some of its holdings of Italian inflation-linked securities while continuing to maintain the overall position. The Fund also reduced its underweight to the intermediate portion of the US TIPS yield curve. On a tactical basis, the Fund took advantage of opportunities to actively position around US TIPS auctions and buybacks across the yield curve during the period.

Describe Fund positioning at period end.

—

The Fund maintained its breakeven steepening bias as inflation insurance continued to appear cheaper on the long end of the yield curve. The Fund also continued to hold an overweight in US real interest rates on the long end of the curve given attractive valuations. The Fund continued to hold its long position in Italian inflation-linked securities as valuations appeared attractive amid receding risk in Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	98%
Foreign Government Obligations	1
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	99%
BBB/Baa	1

[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

[3]  An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

[4]  Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.73%	0.47%	5.33%	N/A	5.94%	N/A	6.91%	N/A
Institutional	0.60	0.46	5.32	N/A	5.81	N/A	6.84	N/A
Service	0.30	0.26	4.97	N/A	5.48	N/A	6.35	N/A
Investor A	0.29	0.26	4.90	0.68%	5.48	4.62%	6.50	6.00%
Investor B	(0.47)	(0.08)	4.17	(0.33)	4.65	4.31	5.85	5.85
Investor C	(0.38)	(0.07)	4.17	3.17	4.71	4.71	5.78	5.78

Barclays Global Real: US TIPS Index	–	0.32	5.68	N/A	5.89	N/A	6.52	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio

BlackRock	$1,000.00	$1,004.70	$1.60	$1,000.00	$1,023.34	$1.61	0.32%
Institutional	$1,000.00	$1,004.60	$2.15	$1,000.00	$1,022.79	$2.17	0.43%
Service	$1,000.00	$1,002.60	$3.74	$1,000.00	$1,021.19	$3.78	0.75%
Investor A	$1,000.00	$1,002.60	$3.79	$1,000.00	$1,021.14	$3.83	0.76%
Investor B	$1,000.00	$ 999.20	$7.63	$1,000.00	$1,017.30	$7.70	1.53%
Investor C	$1,000.00	$ 999.30	$7.23	$1,000.00	$1,017.70	$7.29	1.45%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		7

Fund Summary as of March 31, 2013	BlackRock Long Duration Bond Portfolio

Investment Objective

BlackRock Long Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On May 15, 2013, the Board of Trustees of BlackRock Funds II (the “Board”) approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Investment Grade Bond Portfolio” and certain changes to the Fund’s principal investment strategies. In addition, Fund management has determined to change the benchmark index against which the Fund measures its performance from the Barclays Long Government/Credit Index to the Barclays U.S. Credit Index. The changes are expected to become effective during the third quarter 2013. Under its new investment strategies, the Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. In addition, the Fund’s current duration band will be replaced with a duration range of 0 to 10 years.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the Barclays Long Government/Credit Index.

What factors influenced performance?

—

While both the Fund and its benchmark index generated slightly negative returns for the six-month period, the Fund benefited from its diversified exposure to credit sectors versus government-related debt. In particular, the Fund’s overweight exposure relative to the benchmark index in investment grade credit contributed positively to returns, as did allocations to sectors not represented in the benchmark index, including high yield credit, asset-backed securities and commercial mortgage-backed securities. Within investment grade credit, security selection in the industrials sector helped relative performance as the Fund avoided a number of industrial segments and individual names that lagged the broader index during the period. Additionally, maintaining a preference for financials versus industrials had a positive impact as the spread between these sectors decreased significantly during the period. Within financials, an overweight to capital securities enhanced results.

—	Detracting modestly from relative performance was the Fund’s overall duration (sensitivity to interest rate movements) and yield curve positioning during the period.

—

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives including futures, options, swaps and swaptions are mainly used to manage duration and yield curve positioning in the portfolio. During the period, the use of financial futures contracts had a negative impact on the Fund’s performance.

Describe recent portfolio activity.

—

During the six-month period, investor demand for yield remained robust as the continuation of accommodative monetary policy has kept interest rates low in the United States. This, coupled with limited supply, has supported the case for investing in credit sectors versus government bonds. As concerns about corporate releveraging and leveraged buy-outs mounted at the end of 2012, Fund management continued to favor financials over industrials, as these risks were more prominent in the industrial space. While headline investment grade credit spreads traded within a tight range during the period, the underlying sub-sectors and issuers saw heightened volatility. In this environment, Fund management placed greater emphasis on security selection within sectors than overall sector allocation as more opportunities came from credit spread volatility within the underlying sub-sectors and between individual issuers. The Fund maintained a short duration position for much of the period, but slightly increased duration in March given concerns about the bailout for Cyprus and worsening US economic data.

Describe Fund positioning at period end.

—

Relative to the Barclays Long Government/Credit Index, the Fund remained underweight in government securities in favor of credit sectors. The Fund was overweight in investment grade credit and held non-benchmark allocations to securitized products and high yield debt. Within investment grade credit the Fund maintained a meaningful overweight to financials with concentrations in life insurance and US money center banks. The Fund was underweight in industrials, especially in the more cyclical names, given the difficult macroeconomic backdrop. The Fund held an overweight to utilities with a preference for US-based natural gas pipelines as a means of increasing exposure to US-oriented cash flows. In terms of credit quality, the Fund was allocated to high quality credits and lower quality names Fund management believes have greater upside potential for spread tightening (price appreciation). The Fund remained underweight in non-corporates due to Fund management’s avoidance of sovereign-related exposures. The Fund ended the period with a modest short duration position as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Portfolio Composition	Investments

Corporate Bonds	59%
U.S. Treasury Obligations	20
U.S. Government Sponsored Agency Securities	5
Taxable Municipal Bonds	5
Preferred Securities	3
Asset-Backed Securities	3
Foreign Agency Obligations	2
Foreign Government Obligations	2
Non-Agency Mortgage-Backed Securities	1

Percent of
Long-Term
Credit Quality Allocation[1]	Investments

AAA/Aaa[2]	27%
AA/Aa	8
A	29
BBB/Baa	32
BB/Ba	3
B	1

[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Long Government/Credit Index (the benchmark).

[3]   An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

[4]   Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.19%	(0.86)%	10.77%	N/A	10.56%	N/A	10.03%	N/A
Institutional	3.09	(0.83)	10.67	N/A	10.45	N/A	9.92	N/A
Investor A	2.63	(1.08)	10.31	5.92%	10.11	9.20%	9.58	8.76%

Barclays Long Government/Credit Index	–	(1.54)	8.94	N/A	9.55	N/A	9.21	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio

BlackRock	$1,000.00	$991.40	$2.23	$1,000.00	$1,022.69	$2.27	0.45%
Institutional	$1,000.00	$991.70	$2.73	$1,000.00	$1,022.19	$2.77	0.55%
Investor A	$1,000.00	$989.20	$4.41	$1,000.00	$1,020.49	$4.48	0.89%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		9

Fund Summary as of March 31, 2013	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index. The Fund’s Institutional Shares and Investor A Shares performed in line with the Fund’s customized reference benchmark, which is a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the Secured Bond component of the Barclays High Yield Index, while the Fund’s Investor C Shares underperformed the customized reference benchmark. The following discussion of relative performance pertains to the S&P/LSTA Leveraged Loan Index.

What factors influenced performance?

—

Security selection in the gaming, technology and health care industries contributed positively to the Fund’s performance for the period. While the gaming segment overall has been appealing to Fund management, the Fund’s exposure was concentrated in specific names where Fund management identified strong price catalysts. The Fund’s high-conviction holdings in Las Vegas-related names were stand-out performers as this local market outperformed other gaming markets globally.

—

Relative to the benchmark index, security selection in the media non-cable and wireless industries detracted from performance. The Fund’s underperformance in media non-cable continued to result from the Fund not holding the benchmark constituent Tribune Co. The Fund has avoided exposure to newspapers and magazines as these businesses continue to suffer from a secular decline as digital mediums grow in popularity.

Describe recent portfolio activity.

—

During the six-month period, the Fund continued to capitalize on opportunities across the high yield and bank loan markets, with a focus on higher quality income-oriented credit names with stable fundamentals and an attractive coupon. The Fund favored issuers in mature industries, generating consistent cash flows with good earnings visibility, and backed by high quality assets. The Fund generally remained cautious of higher-beta (higher degree of market risk), lower quality credits with more volatile revenue streams and greater sensitivity to slower economic growth. Over the period, the Fund increased exposure to the gaming industry, while paring back its large exposure to health care. At times, the Fund held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

—

At period end, the Fund held 62.1% in floating rate loan interests (bank loans) and 34.7% in corporate bonds (including both secured and unsecured high yield bonds and investment grade bonds), with the remainder in non-agency residential mortgage-backed securities. The Fund’s largest industry exposures continued to be health care, technology and media non-cable.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	64%
Corporate Bonds	36

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	5%
BB/Ba	43
B	46
CCC/Caa	4
NR	2

[1]	Using the higher of S&P’s or Moody’s rating.

10	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi- Sector Bond Portfolio.

[3]

An unmanaged composite index that tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market, including dollar-denominated and US-syndicated loans to overseas issuers.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.43%	4.38%	9.12%	N/A	7.06%	N/A
Investor A	3.97	4.34	8.85	6.15%	6.79	5.91%
Investor C	3.40	3.86	8.04	7.04	6.00	6.00

S&P/LSTA Leveraged Loan Index	–	3.56	7.91	N/A	6.73	N/A
Customized Reference Benchmark[7]	–	4.37	9.45	N/A	N/A8	N/A

[5]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.
[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the Secured Bond component of the Barclays High Yield Index.
[8]	The Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information since inception for the Customized Reference Benchmark.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio

Institutional	$1,000.00	$1,043.80	$3.57	$1,000.00	$1,021.44	$3.53	0.70%
Investor A	$1,000.00	$1,043.40	$4.84	$1,000.00	$1,020.19	$4.78	0.95%
Investor C	$1,000.00	$1,038.60	$8.64	$1,000.00	$1,016.45	$8.55	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		11

Fund Summary as of March 31, 2013	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, the Fund’s Institutional and Service Shares outperformed the benchmark, the Barclays US Government/Mortgage Index, while all other share classes of the Fund underperformed the benchmark index.

What factors influenced performance?

—

While both the Fund and its benchmark index generated slightly negative returns for the six-month period, the Fund benefited from tactical management of its currency exposures through the use of foreign currency exchange contracts. Security selection within 30-year pass-through agency mortgage-backed securities (“MBS”) also had a positive impact on returns. The Fund’s allocations to sectors that are not represented in the benchmark index composition, including agency collateralized mortgage obligations and interest-only mortgage derivatives, contributed positively to relative performance. Additionally, out-of-index exposure to commercial mortgage-backed securities (“CMBS”) enhanced returns as the sector benefited from strong demand from investors looking for yield in the low-interest-rate environment.

—	Detracting from relative performance was security selection in the US Treasury market. Exposure to non-US dollar securities also had a negative impact on results.

—

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing portfolio duration (sensitivity to interest rate movements). During the period, the use of interest rate swaps had a positive impact on performance while the use of financial futures contracts detracted; however, the net impact of these two strategies was not material. As mentioned above, the Fund also used foreign currency exchange contracts to express views on a number of currencies, which contributed positively to results.

Describe recent portfolio activity.

—

At the beginning of the six-month period, the Fund moved to an underweight in agency MBS as spreads had become extremely tight after the US Federal Reserve announced its purchase program. The Fund later increased its allocation to agency MBS, primarily through the purchase of lower coupons, after the sector weakened on concerns that the US Federal Reserve might end its MBS purchase program earlier than had been expected. Also during the period, the Fund tactically traded middle-and high-coupon MBS to position around prepayment expectations. In the non-government space, the Fund maintained exposure to CMBS and added exposure to Canadian high quality covered bonds (bonds that are backed by a pool of public sector or mortgage loans). In currencies, the Fund continued to maintain a short position in the Japanese yen versus the US dollar as the Bank of Japan remained committed to easy monetary policy. The Fund also maintained its short positions in the Aussie dollar and euro versus the US dollar. Throughout the period, the Fund tactically managed its overall portfolio duration.

Describe Fund positioning at period end.

—

As of period end, the Fund remained underweight in US Treasuries relative to the Barclays US Government/Mortgage Index, and overweight in agency MBS, where Fund management continues to closely monitor prepayment risks. The Fund continued to maintain its out-of-index allocations to CMBS given the continuation of strong demand from yield-seeking investors, as well as high quality covered bonds. The Fund continued to look for opportunities in the currency markets while maintaining short positions in the yen, euro and Aussie dollar versus the US dollar. The Fund ended the period with a neutral duration stance versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	68%
U.S. Treasury Obligations	27
Corporate Bonds	3
Asset-Backed Securities	1
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Government/ Mortgage Index (the benchmark).

[3]  This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	1.25%	(0.17)%	2.67%	N/A	4.31%	N/A	4.15%	N/A
Service	1.06	(0.17)	2.47	N/A	4.04	N/A	3.87	N/A
Investor A	0.93	(0.39)	2.27	(1.84)%	3.90	3.04%	3.72	3.29%
Investor B	0.13	(0.73)	1.51	(2.99)	3.05	2.69	3.16	3.16
Investor B1	0.43	(0.57)	1.86	(2.14)	3.46	3.11	3.29	3.29
Investor C	0.17	(0.71)	1.53	0.53	3.11	3.11	2.93	2.93
Investor C1	0.35	(0.61)	1.75	0.75	3.37	3.37	3.21	3.21
Class R	0.67	(0.45)	2.00	N/A	3.70	N/A	3.54	N/A

Barclays US Government/Mortgage Index	–	(0.23)	2.55	N/A	4.78	N/A	4.76	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]

Institutional	$1,000.00	$998.30	$3.14	$3.09	$1,000.00	$1,021.79	$3.18	$1,021.84	$3.13
Service	$1,000.00	$998.30	$4.09	$4.04	$1,000.00	$1,020.84	$4.13	$1,020.89	$4.08
Investor A	$1,000.00	$996.10	$4.53	$4.48	$1,000.00	$1,020.39	$4.58	$1,020.44	$4.53
Investor B	$1,000.00	$992.70	$8.79	$8.74	$1,000.00	$1,016.11	$8.90	$1,016.16	$8.85
Investor B1	$1,000.00	$994.30	$7.26	$7.21	$1,000.00	$1,017.65	$7.34	$1,017.70	$7.29
Investor C	$1,000.00	$992.90	$8.60	$8.55	$1,000.00	$1,016.31	$8.70	$1,016.36	$8.65
Investor C1	$1,000.00	$993.90	$7.66	$7.61	$1,000.00	$1,017.25	$7.75	$1,017.30	$7.70
Class R	$1,000.00	$995.50	$6.07	$6.02	$1,000.00	$1,018.85	$6.14	$1,018.90	$6.09

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.82% for Service, 0.91% for Investor A, 1.77% for Investor B, 1.46% for Investor B1, 1.73% for Investor C, 1.54% for Investor C1 and 1.22% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.76% for Investor B, 1.45% for Investor B1, 1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		13

About Fund Performance

—

BlackRock and Institutional Shares (BlackRock Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Long Duration Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%. Investor A Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

—

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

—

Investor C and Investor C1 Shares (Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and 0.55% per year, respectively, and a service fee of 0.25% per year. Prior to July 18,

2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

—

Class R Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Long Duration Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	MARCH 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		15

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Collateralized Mortgage Obligations — 2.5%
Fannie Mae:
Series 1996-48, Class Z, 7.00%, 11/25/26	$877	$1,009,500
Series 2003-9, Class EA, 4.50%, 10/25/17	1,716	1,746,094
Series 2012-25, Class A, 6.50%, 6/25/30	2,879	2,886,246
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32	3,240	3,438,952
Series 2009-31, Class PT, 4.69%, 5/20/39 (a)	1,331	1,430,986
Series 2009-122, Class PY, 6.00%, 12/20/39	4,293	4,822,217
Series 2011-71, Class GF, 0.40%, 8/16/31 (a)	18,225	18,308,213

		33,642,208

Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae, Series 2013-20, Class IE, 4.00%, 3/25/43	4,914	818,226
Freddie Mac:
Series 303, Class C34, 4.50%, 12/15/40	4,671	652,532
Series 4035, Class IP, 4.50%, 10/15/41	5,787	629,258
Series 4076, Class SQ, 6.50%, 11/15/41 (a)	9,187	1,285,726

		3,385,742

Mortgage-Backed Securities — 224.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-4/01/28 (b)	26,437	27,489,174
3.00%, 4/01/28-4/01/43 (b)	285,545	294,554,620
3.28%, 2/01/41	120	125,853
3.40%, 4/01/41	193	203,252
3.50%, 4/01/43 (b)	269,300	284,363,969
4.00%, 12/01/40-4/01/43 (b)	161,334	172,082,130
4.49%, 7/01/37	117	126,728
4.50%, 4/01/43 (b)	52,100	56,148,362
4.70%, 6/01/35-5/01/36	170	182,943
4.94%, 10/01/33-5/01/34	334	364,071
5.00%, 1/01/21-7/01/35	9,363	10,181,016
5.07%, 12/01/33	114	124,978
5.19%, 4/01/33-3/01/34	1,365	1,498,058
5.30%, 1/01/36-3/01/37	4,525	4,964,084
5.32%, 10/01/32-2/01/34	819	900,343
5.44%, 12/01/33	119	130,517
5.50%, 12/01/32-4/01/43 (b)	927	1,025,372
5.69%, 8/01/32-2/01/33	1,152	1,289,121
6.00%, 7/01/38-4/01/43 (b)	174,601	191,421,638
6.07%, 7/01/32-8/01/32	549	621,485
6.50%, 9/01/28-8/01/35	8,030	9,342,343
8.00%, 8/01/14	5	5,262
8.50%, 1/20/18	1,032	1,097,987

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
3.50%, 9/01/20-9/01/26	$1,516		$1,599,973
4.00%, 6/01/13-5/01/26	2,863		3,049,154
4.50%, 10/01/35	26		27,900
5.00%, 5/01/35-12/01/38	731		785,984
5.49%, 8/01/37-6/01/38 (c)	5,041		5,488,649
5.60%, 8/01/37-9/01/38 (c)	7,051		7,710,190
5.88%, 11/01/37-1/01/39	1,479		1,620,803
6.00%, 11/01/13-8/01/16	6		6,536
7.50%, 2/01/27-3/01/27	3		3,404
9.00%, 12/01/19	– (d	)	139
Ginnie Mae Mortgage-Backed Securities:
2.75%, 11/15/41-8/15/42	784		780,504
2.89%, 1/15/42-3/15/42	601		624,374
2.90%, 10/15/41-4/15/42	3,608		3,748,486
3.00%, 11/20/41-4/15/43 (b)	141,360		147,677,281
3.25%, 11/15/41-9/15/42	16,180		16,936,927
3.40%, 12/15/40-4/15/41	5,622		5,884,795
3.50%, 12/15/40-4/15/43 (b)	420,167		450,209,894
3.63%, 7/15/41	180		194,292
3.75%, 10/15/40-9/15/42	5,614		6,044,734
3.99%, 10/15/40-1/15/41	905		974,469
4.00%, 3/15/41-4/15/43 (b)	282,432		306,490,360
4.25%, 4/15/41-9/15/41	2,107		2,290,715
4.49%, 7/15/40-11/15/40	3,187		3,489,590
4.50%, 12/15/34-4/15/43 (b)(e)	374,871		411,134,329
4.63%, 8/15/33-6/20/40	14,012		15,410,054
4.70%, 2/20/36-3/20/37	538		592,280
4.75%, 4/15/33-6/15/34	1,877		2,061,443
4.96%, 11/15/35-7/15/36	6,861		7,510,163
5.00%, 9/15/28-4/15/43 (b)(e)	185,681		203,731,144
5.13%, 12/15/32-3/15/34	4,441		4,874,486
5.25%, 4/15/33-3/15/34	4,418		4,848,432
5.30%, 12/20/35-2/20/37	3,241		3,556,281
5.35%, 12/15/32	274		300,860
5.38%, 10/15/32-3/15/34	2,669		2,928,506
5.45%, 9/15/32-12/15/32	1,323		1,452,703
5.50%, 7/15/16-3/15/40	82,513		90,719,121
5.60%, 7/20/37-9/20/38	3,784		4,147,523
5.65%, 6/15/36-2/15/37	2,791		3,055,719
5.75%, 3/15/28-11/15/32	3,887		4,283,721
5.88%, 10/20/37-1/20/39	5,237		5,740,585
6.00%, 7/15/16-1/15/39	104,100		118,191,861
6.13%, 7/15/32-8/15/32	1,152		1,310,485
6.50%, 5/15/16-4/15/43 (b)	88,839		101,758,409
7.00%, 3/20/24-5/15/31	113		134,180
7.50%, 4/20/23-10/20/25	8		10,105
8.00%, 3/15/17-5/15/30	253		279,376
8.50%, 6/15/16-2/15/25	101		108,794
9.00%, 4/15/16-10/15/21	136		141,088
9.50%, 6/15/16-9/15/22	200		209,940

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also known as	GO	General Obligation
	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate
	CHF	Swiss Franc	NOK	Norwegian Krone
	EUR	Euro	RB	Revenue Bond
	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
	FKA	Formerly known as	USD	United States Dollar
	GBP	British Pound

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
10.00%, 2/15/16-6/15/18	$75	$75,773
11.50%, 6/15/13-12/15/15	1	593
12.00%, 6/15/15	2	2,201

		3,012,452,614

Total U.S. Government Sponsored Agency Securities – 227.1%		3,049,480,564

Total Long-Term Investments
(Cost – $3,028,144,338) – 227.1%		3,049,480,564

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (f)(g)	4,569,717	4,569,717

Total Short-Term Securities
(Cost – $4,569,717) – 0.3%		4,569,717

Options Purchased

(Cost – $2,978,640) – 0.1%		1,749,543

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $3,035,692,695) – 227.5%		3,055,799,824

TBA Sale Commitments (b)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28	$26,400	$(27,385,876)
3.00%, 4/01/43	138,900	(143,262,321)
3.50%, 4/01/43	268,300	(283,308,031)
4.00%, 4/01/43	161,200	(171,816,820)
4.50%, 4/01/43	51,000	(54,963,284)
5.00%, 4/01/43	2,700	(2,924,859)
6.00%, 4/01/43	143,900	(157,636,501)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/43	98,500	(105,447,457)
4.00%, 4/15/43	144,000	(156,012,186)
4.50%, 4/15/43	66,700	(72,942,731)
5.00%, 4/15/43	11,100	(12,071,250)
5.50%, 4/15/43	34,900	(38,199,139)
6.00%, 4/15/43	20,600	(23,178,218)

Total TBA Sale Commitments
(Proceeds – $1,247,305,444) – (93.0)%		(1,249,148,673)

Options Written

(Premiums Received – $ 6,321,265) – (0.5)%		(7,351,389)

Total Investments Net of TBA Sale Commitments and Options Written – 134.0%		1,799,299,762
Liabilities in Excess of Other Assets – (34.0)%		(456,293,910)

Net Assets – 100.0%		$1,343,005,852

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$147,139,563	$288,657
Citigroup, Inc.	$26,583,498	$64,466
Credit Suisse Group AG	$129,693,298	$(170,081)
Deutsche Bank AG	$(318,333,873)	$44,914
Goldman Sachs Group, Inc.	$193,877,022	$1,475,066
JPMorgan Chase & Co.	$44,551,348	$308,192
Morgan Stanley	$48,944,449	$348,975
Nomura Securities International, Inc.	$(41,485,689)	$(66,689)

(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Amount is less than $500.
(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	24,007,600	(19,437,883)	4,569,717	$8,259	$35

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Deutsche Bank AG	0.18%	2/19/13	Open	$112,071,904	$112,094,879
Credit Suisse Group AG	0.12%	3/07/13	Open	9,687,219	9,688,026
Credit Suisse Group AG	0.12%	3/12/13	Open	126,288,700	126,297,119
Credit Suisse Group AG	0.12%	3/14/13	Open	7,774,527	7,774,993
Credit Suisse Group AG	0.30%	3/20/13	4/18/13	23,073,405	23,078,981

Total				$278,895,755	$278,933,998

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)

272	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	67,775,600	$ (3,728)
312	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	38,705,063	81,803
272	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	67,748,400	(5,183)
272	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	67,728,000	(5,183)
272	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	67,714,400	(6,930)
(487)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	(107,360,672)	(22,102)
(1,413)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	(186,493,922)	(1,905,171)
(149)	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	(23,481,469)	83,999
(272)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(67,184,000)	(36,942)
(272)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	(67,071,800)	(37,874)
(272)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	(66,952,800)	(40,216)
(272)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	(66,833,800)	(40,550)

Total						$(1,938,077)

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.23%	Receive	3-month LIBOR	8/27/13	USD	31,500	$52,734
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.25%	Receive	3-month LIBOR	10/23/13	USD	20,900	217,312
5-Year Interest Rate Swap	Bank of America Corp.	Put	1.50%	Pay	3-month LIBOR	7/11/13	USD	39,750	38,271
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	8/23/13	USD	42,300	86,182
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.73%	Pay	3-month LIBOR	8/27/13	USD	45,200	363,838
5-Year Interest Rate Swap	Bank of America Corp.	Put	1.25%	Pay	3-month LIBOR	10/23/13	USD	20,900	148,620
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	USD	30,600	842,586

Total									$1,749,543

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock GNMA Portfolio

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.48%	Pay	3-month LIBOR	8/27/13	USD	31,500	$(207,446)
10-Year Interest Rate Swap	Bank of America Corp.	Call	5.08%	Pay	3-month LIBOR	2/10/14	USD	11,400	(2,902,607)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	19,850	(77,772)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.15%	Pay	3-month LIBOR	8/26/14	USD	42,300	(260,585)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.15%	Pay	3-month LIBOR	9/11/14	USD	32,050	(194,778)
10-Year Interest Rate Swap	Citigroup, Inc.	Call	5.25%	Pay	3-month LIBOR	1/27/15	USD	8,600	(2,034,917)
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.98%	Receive	3-month LIBOR	8/27/13	USD	45,200	(185,659)
10-Year Interest Rate Swap	Bank of America Corp.	Put	5.08%	Receive	3-month LIBOR	2/10/14	USD	11,400	(4,229)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	19,850	(158,600)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.15%	Receive	3-month LIBOR	8/26/14	USD	42,300	(337,909)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.15%	Receive	3-month LIBOR	9/11/14	USD	32,050	(275,133)
10-Year Interest Rate Swap	Citigroup, Inc.	Put	5.25%	Receive	3-month LIBOR	1/27/15	USD	8,600	(25,684)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	USD	61,200	(686,070)

Total									$(7,351,389)

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.39%[1]	3-month LIBOR	Credit Suisse Group AG	10/11/14	USD	211,580	$ (215,447)
0.36%[1]	3-month LIBOR	Citigroup, Inc.	10/19/14	USD	40,000	(22,093)
0.36%[1]	3-month LIBOR	Credit Suisse Group AG	10/19/14	USD	210,000	(114,934)
0.41%[2]	3-month LIBOR	Citigroup, Inc.	3/21/15	USD	193,865	(14,355)
0.41%[2]	3-month LIBOR	Citigroup, Inc.	3/22/15	USD	201,135	(4,015)
0.88%[2]	3-month LIBOR	Deutsche Bank AG	8/28/17	USD	16,300	49,717
2.21%[2]	3-month LIBOR	Deutsche Bank AG	12/08/21	USD	12,900	526,096
2.07%[2]	3-month LIBOR	Citigroup, Inc.	5/01/22	USD	19,400	500,480
4.03%[1]	3-month LIBOR	Deutsche Bank AG	12/05/22	USD	9,200	(1,365,916)
4.52%[1]	3-month LIBOR	UBS AG	3/05/23	USD	7,200	(1,336,170)
2.69%[1]	3-month LIBOR	Chicago Mercantile	10/25/42	USD	2,400	123,867
2.89%[1]	3-month LIBOR	Goldman Sachs Group, Inc.	1/14/43	USD	19,100	300,205
3.01%[2]	3-month LIBOR	Deutsche Bank AG	4/02/43	USD	20,700	22,317

Total						$(1,550,248)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		19

Schedule of Investments (continued)	BlackRock GNMA Portfolio

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/39	USD	1,120	$ (186)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/39	USD	1,120	(186)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Plc	1/12/41	USD	2,805	51,773
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citigroup, Inc.	1/12/41	USD	3,969	26,902

Total						$78,303

[1]	Fund pays the total return of the reference entity and receives the floating rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	–	$3,048,009,806	$1,470,758	$3,049,480,564
Short-Term Securities	$4,569,717	–	–	4,569,717
Options Purchased:
Interest Rate Contracts	–	1,749,543	–	1,749,543
Liabilities:
Investments:
TBA Sale Commitments	–	(1,249,148,673)	–	(1,249,148,673)

Total	$4,569,717	$1,800,610,676	$1,470,758	$1,806,651,151

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$ 165,802	$ 1,601,357	–	$ 1,767,159
Liabilities:
Interest rate contracts	(2,103,879)	(10,424,691)	–	(12,528,570)

Total	$ (1,938,077)	$ (8,823,334)	–	$ (10,761,411)

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 3,136,093	–	–	$ 3,136,093
Cash pledged as collateral for financial futures contracts	3,059,000	–	–	3,059,000
Cash pledged as collateral for swap contracts	7,548,000	–	–	7,548,000
Liabilities:
Reverse repurchase agreements	–	$(278,895,755)	–	(278,895,755)
Cash received as collateral for swap contracts	–	(700,000)	–	(700,000)

Total	$ 13,743,093	$(279,595,755)	–	$(265,852,662)

There were no transfers between levels during the six months ended March 31, 2013.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		21

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities – 0.0%	Par (000)	Value

Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.39%, 1/25/47 (a)	USD 92	$90,627

Corporate Bonds

Banks – 0.0%
International Bank for Reconstruction & Development, 2.44%, 12/10/13 (a)	265	264,947

Diversified Financial Services – 0.1%
The Bear Stearns Cos. LLC, 3.54%, 3/10/14 (a)	340	345,294
Citigroup Funding, Inc., 2.39%, 5/28/13 (a)	5,491	5,507,418

		5,852,712

Total Corporate Bonds – 0.1%		6,117,659

Foreign Government Obligations

Greece – 0.0%
Hellenic Republic, 16.06%, 10/15/42 (a)	EUR 4,550	47,488

Italy – 1.1%
Buoni Poliennali Del Tesoro:
2.15%, 9/15/14	6,935	10,970,086
2.10%, 9/15/16	28,830	39,524,376

		50,494,462

Total Foreign Government Obligations – 1.1%		50,541,950

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 0.5%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.55%, 3/25/35 (a)(b)	USD 14,268	11,920,334
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.48%, 5/25/37 (a)	16,515	11,713,620

		23,633,954

Commercial Mortgage-Backed Securities – 0.3%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (a)	12,000	13,731,240

Total Non-Agency Mortgage-Backed Securities – 0.8%		37,365,194

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities – 0.0%
Fannie Mae Mortgage-Backed Securities, 2.62%, 6/01/34 (a)	114	120,865

U.S. Treasury Obligations

U.S. Treasury Bonds:
3.13%, 2/15/42-2/15/43 (c)	19,310	19,352,394
2.75%, 8/15/42-11/15/42 (c)	38,590	35,787,774

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD 335,810	$452,409,374
2.00%, 1/15/26	50,239	65,381,332
1.75%, 1/15/28 (d)	129,567	164,692,349
3.63%, 4/15/28 (d)	107,770	168,222,623
2.50%, 1/15/29 (e)	99,344	138,771,106
3.88%, 4/15/29 (d)	144,313	234,452,477
3.38%, 4/15/32	14,254	22,918,527
2.13%, 2/15/40-2/15/41 (e)	168,049	237,334,921
0.75%, 2/15/42	148,713	155,207,304
0.63%, 2/15/43	59,906	60,040,720
U.S. Treasury Inflation Indexed Notes:
1.88%, 7/15/13-7/15/19	250,917	264,651,669
2.00%, 1/15/14-1/15/16	350,022	366,440,835
1.25%, 4/15/14-7/15/20	185,355	195,004,481
1.63%, 1/15/15-1/15/18	52,917	56,515,957
0.50%, 4/15/15	300,641	315,813,858
0.13%, 4/15/16-1/15/23	1,305,197	1,399,810,735
2.50%, 7/15/16	119,966	138,785,184
2.63%, 7/15/17	820	986,318
2.13%, 1/15/19	18,344	22,374,426
1.38%, 1/15/20	51,590	61,452,927
1.13%, 1/15/21	62,093	73,201,662
0.63%, 7/15/21	2,483	2,840,364
U.S. Treasury Notes:
0.88%, 4/30/17 (c)	50,610	51,214,941
2.00%, 2/15/23 (c)	107,380	108,739,001

Total U.S. Treasury Obligations – 101.0%		4,812,403,259

Total Long-Term Investments
(Cost – $4,522,656,380) – 103.0%		4,906,639,554

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (f)(g)	2,124,309	2,124,309

Total Short-Term Securities
(Cost – $2,124,309) – 0.0%		2,124,309

Options Purchased

(Cost – $16,559,836) – 0.3%		15,667,350

Total Investments Before Options Written
(Cost – $4,541,340,525) – 103.3%		4,924,431,213

Options Written

(Premiums Received – $ 14,511,532) – (0.3)%		(13,001,335)

Total Investments Net of Options Written – 103.0%		4,911,429,878
Liabilities in Excess of Other Assets – (3.0)%		(145,243,404)

Net Assets – 100.0%		$4,766,186,474

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	All or a portion of security has been pledged as collateral in connection with swaps.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	11,001,319	(8,877,010)	2,124,309	$62,665	$1,798

(g)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

BNP Paribas SA	0.15%	3/19/13	Open	$ 51,305,888	$51,308,667
BNP Paribas SA	0.15%	3/19/13	Open	19,363,275	19,364,324
Credit Suisse Group AG	0.00%	3/28/13	4/01/13	109,124,925	109,124,925
Morgan Stanley	0.27%	3/28/13	4/01/13	5,050,000	5,050,151

Total				$184,844,088	$184,848,067

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

1,096	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	135,963,938	$ 346,367
3,076	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	405,983,938	1,819,986
(640)	Gilt British	London	June 2013	USD	(115,533,980)	(1,823,560)
(327)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	(72,088,172)	(4,180)
(939)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2013	USD	(135,656,156)	(236,229)
(681)	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	(107,321,344)	22,067

Total						$ 124,451

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

NOK	69,468,864	AUD	11,400,000	Deutsche Bank AG	4/17/13	$ 32,963
USD	4,664,950	JPY	409,312,000	Deutsche Bank AG	4/17/13	316,246
EUR	45,909,000	USD	59,458,215	Bank of America Corp.	4/23/13	(599,768)
EUR	757,000	USD	990,014	Bank of New York Mellon Corp.	4/23/13	(19,489)
EUR	10,550,000	USD	13,651,141	Citigroup, Inc.	4/23/13	(125,326)
EUR	56,302,000	USD	72,555,318	Goldman Sachs Group, Inc.	4/23/13	(372,341)
EUR	29,879,000	USD	38,668,266	Goldman Sachs Group, Inc.	4/23/13	(361,365)
EUR	19,401,000	USD	25,138,574	Goldman Sachs Group, Inc.	4/23/13	(265,178)
EUR	13,000,000	USD	17,404,764	Royal Bank of Scotland Group Plc	4/23/13	(737,884)
EUR	14,625,000	USD	19,587,219	UBS AG	4/23/13	(836,978)
USD	250,712,540	EUR	188,152,000	Citigroup, Inc.	4/23/13	9,488,934

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		23

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	21,423,282	EUR	15,923,000	Credit Suisse Group AG	4/23/13	$ 1,008,918
USD	30,119,134	EUR	21,987,000	Credit Suisse Group AG	4/23/13	1,930,311
USD	21,448,388	EUR	15,926,000	Goldman Sachs Group, Inc.	4/23/13	1,030,178
USD	12,704,056	EUR	9,635,000	Royal Bank of Scotland Group Plc	4/23/13	351,333
USD	12,759,981	EUR	9,485,000	UBS AG	4/23/13	599,568
EUR	19,008,774	CHF	23,386,000	BNP Paribas SA	5/13/13	(275,558)
JPY	2,298,975,000	USD	24,199,380	Barclays Plc	5/20/13	231,797
USD	52,386,758	JPY	4,890,000,000	BNP Paribas SA	5/20/13	420,792
NOK	72,946,870	AUD	12,790,000	Goldman Sachs Group, Inc.	5/21/13	(799,160)
NOK	72,009,360	AUD	12,360,000	UBS AG	5/21/13	(513,470)

Total						$10,504,523

—	Inflation indexed caps outstanding as of March 31, 2013 were as follows:

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Unrealized Appreciation

US Consumer Price Index Urban Consumers NSA (USCPIU)	Maximum of USCPIU minus 1.85% or $0	Upfront premium	Citigroup, Inc.	5/29/13	USD	50,000	$(63,946)	$ 86,054
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPX for January 2022 divided by HIPCX for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(654,782)	359,868

Total							$(718,728)	$445,922

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Citigroup, Inc.	Put	3.90%	Pay	3-month LIBOR	9/09/13	USD	42,300	$11,442
10-Year Interest Rate Swap	Barclays Plc	Put	3.00%	Pay	3-month LIBOR	3/13/14	USD	113,300	1,147,072
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.00%	Pay	3-month LIBOR	3/13/14	USD	46,700	472,800
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.25%	Pay	3-month LIBOR	1/29/16	USD	86,300	3,536,022
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.25%	Pay	3-month LIBOR	2/01/16	USD	86,300	3,542,839
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	6,957,175

Total									$15,667,350

—	Exchange-traded options written as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

U.S. Treasury Notes (10 Year)	Call	USD	131.00	4/26/13	1,384	$(1,686,750)
U.S. Treasury Notes (10 Year)	Put	USD	129.00	4/26/13	1,384	(43,250)

Total						$(1,730,000)

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

—	Over-the-counter options written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	UBS AG	Call	JPY	91.00	4/16/13	USD	26,345	$(912,733)
EUR Currency	Deutsche Bank AG	Call	USD	1.38	5/01/13	EUR	38,140	(328)
EUR Currency	Deutsche Bank AG	Put	USD	1.27	5/31/13	EUR	38,850	(539,381)

Total								$(1,452,442)

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

5-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	2.41%	Pay	3-month LIBOR	8/16/13	USD	35,000	$(2,239,069)
10-Year Interest Rate Swap	Citigroup, Inc.	Call	2.15%	Pay	3-month LIBOR	9/09/13	USD	42,300	(746,049)
5-Year Interest Rate Swap	Credit Suisse Group AG	Call	1.25%	Pay	3-month LIBOR	6/27/14	USD	30,000	(251,553)
5-Year Interest Rate Swap	Credit Suisse Group AG	Call	1.25%	Pay	3-month LIBOR	8/18/14	USD	119,000	(961,354)
5-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	2.41%	Receive	3-month LIBOR	8/16/13	USD	35,000	(5,572)
5-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.25%	Receive	3-month LIBOR	6/27/14	USD	30,000	(165,135)
5-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.25%	Receive	3-month LIBOR	8/18/14	USD	119,000	(821,790)
5-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	2.00%	Receive	3-month LIBOR	9/05/14	USD	248,300	(2,483,422)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(2,144,949)

Total									$(9,818,893)

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.44%[1]	3-month LIBOR	Chicago Mercantile	8/30/14	USD	262,900	$ (240,306)
0.38%[1]	3-month LIBOR	Credit Suisse Group AG	11/15/14	USD	220,400	(154,000)
0.43%[2]	3-month LIBOR	Deutsche Bank AG	4/02/15	USD	385,500	97,416
1.04%[1]	3-month LIBOR	Deutsche Bank AG	2/07/18	USD	64,900	(390,963)
2.01%[2]	3-month LIBOR	Deutsche Bank AG	2/05/23	USD	26,600	112,024
1.98%[2]	3-month LIBOR	Deutsche Bank AG	3/07/23	USD	32,000	(42,263)
1.97%[2]	3-month LIBOR	Deutsche Bank AG	3/07/23	USD	31,800	(63,320)
2.50%[2]	3-month LIBOR	Barclays Plc	3/17/24	USD	30,200	410,741
2.50%[2]	3-month LIBOR	Deutsche Bank AG	3/17/24	USD	11,500	156,408
2.46%[1]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	6,700	697,848
2.48%[1]	3-month LIBOR	JPMorgan Chase & Co.	8/07/42	USD	11,700	1,192,331
2.51%[1]	3-month LIBOR	Deutsche Bank AG	8/10/42	USD	5,100	488,473
2.71%[1]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	12,000	671,336
2.56%[1]	3-month LIBOR	Citigroup, Inc.	11/09/42	USD	100	7,955
2.58%[1]	3-month LIBOR	Deutsche Bank AG	11/13/42	USD	5,000	378,963
2.58%[1]	3-month LIBOR	Deutsche Bank AG	11/29/42	USD	7,900	609,204
3.05%[1]	3-month LIBOR	Deutsche Bank AG	2/07/43	USD	16,000	(232,876)
3.01%[2]	3-month LIBOR	Goldman Sachs Group, Inc.	4/02/43	USD	12,700	–

Total						$3,698,971

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		25

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 2.28%[1]	Deutsche Bank AG	1/14/15	USD 50,000	$212,130
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[2]	Deutsche Bank AG	2/15/41	USD 15,000	(175,470)

Total					$36,660

[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.
[2]	Fund pays the fixed rate/floating rate and receives the total return of the reference entity. Net payment made at termination.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$90,627	–	$90,627
Corporate Bonds	–	6,117,659	–	6,117,659
Foreign Government Obligations	–	50,541,950	–	50,541,950
Non-Agency Mortgage-Backed Securities	–	37,365,194	–	37,365,194
U.S. Government Sponsored Agency Securities	–	120,865	–	120,865
U.S. Treasury Obligations	–	4,812,403,259	–	4,812,403,259
Short-Term Securities	$ 2,124,309	–	–	2,124,309
Options Purchased:
Interest Rate Contracts	–	15,667,350	–	15,667,350

Total	$ 2,124,309	$4,922,306,904	–	$4,924,431,213

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$ 15,411,040	–	$ 15,411,040
Interest rate contracts	$ 2,188,420	4,822,699	–	7,011,119
Other contracts	–	658,052	–	658,052
Liabilities:
Foreign currency exchange contracts	–	(6,358,959)	–	(6,358,959)
Interest rate contracts	(3,793,969)	(10,942,621)	–	(14,736,590)
Other contracts	–	(175,470)	–	(175,470)

Total	$ (1,605,549)	$ 3,414,741	–	$ 1,809,192

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$ 863	–	–	$ 863
Cash pledged as collateral for financial futures contracts	5,747,000	–	–	5,747,000
Cash pledged as collateral for swap contracts	6,533,000	–	–	6,533,000
Liabilities:
Reverse repurchase agreements	–	$(184,844,088)	–	(184,844,088)
Bank overdraft	–	(1,827)	–	(1,827)
Cash received as collateral for swap contracts	–	(13,300,000)	–	(13,300,000)

Total	$ 12,280,863	$(198,145,915)	–	$(185,865,052)

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		27

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2, 0.76%, 10/08/15	USD 608	$608,634
Countrywide Asset-Backed Certificates, Series 2006-11, Class 1AF2, 5.36%, 9/25/46 (a)	408	439,316
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (b)	383	421,950
PFS Financing Corp., Series 2012-AA, Class A, 1.40%, 2/15/16 (a)(b)	650	654,246
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (b)	1,100	1,127,215
Santander Drive Auto Receivables Trust:
Series 2012-1, Class C, 3.78%, 11/15/17	500	523,205
Series 2012-5, Class A3, 0.83%, 12/15/16	775	777,063
Scholar Funding Trust, Series 2011-A, Class A, 1.20%, 10/28/43 (a)(b)	565	567,273
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.48%, 6/15/21 (a)	770	757,611
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)	765	816,682
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)	600	630,673

Total Asset-Backed Securities – 2.6%		7,323,868

Corporate Bonds

Aerospace & Defense – 0.6%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18	575	625,313
United Technologies Corp.:
6.70%, 8/01/28	148	197,322
6.13%, 7/15/38	375	488,154
4.50%, 6/01/42	390	415,689

		1,726,478

Airlines – 0.1%
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.25%, 5/10/21	339	396,058

Auto Components – 0.1%
Delphi Corp., 5.88%, 5/15/19	350	378,000

Automobiles – 1.6%
Daimler Finance North America LLC:
1.65%, 4/10/15 (b)	750	758,878
1.25%, 1/11/16 (b)	1,750	1,755,994
Ford Motor Co.:
7.45%, 7/16/31	700	885,301
7.40%, 11/01/46	355	446,083
Volkswagen International Finance NV, 1.63%, 3/22/15 (b)	625	632,856

		4,479,112

Beverages – 0.3%
SABMiller Holdings, Inc., 2.45%, 1/15/17 (b)	725	754,720

Biotechnology – 0.6%
Amgen, Inc.:
5.15%, 11/15/41	875	938,895
5.38%, 5/15/43	750	834,329

		1,773,224

Corporate Bonds	Par (000)	Value

Capital Markets – 1.7%
The Goldman Sachs Group, Inc.:
6.75%, 10/01/37	USD 1,522	$1,705,536
6.25%, 2/01/41	470	558,527
Morgan Stanley:
5.75%, 1/25/21	105	121,337
5.50%, 7/28/21	470	538,812
3.75%, 2/25/23	425	429,584
6.38%, 7/24/42	650	780,944
State Street Corp., 4.96%, 3/15/18	550	624,812

		4,759,552

Chemicals – 0.5%
The Dow Chemical Co.:
9.40%, 5/15/39	153	243,297
5.25%, 11/15/41	250	267,248
Ecolab, Inc., 5.50%, 12/08/41	250	287,376
Linde Finance BV, 7.38%, 7/14/66 (a)	EUR 450	663,332

		1,461,253

Commercial Banks – 3.0%
Amsouth Bank, Series AI, 5.20%, 4/01/15	USD 550	586,058
Barclays Bank Plc, 5.14%, 10/14/20	275	295,041
BBVA U.S. Senior SAU, 4.66%, 10/09/15	625	640,921
CIT Group, Inc.:
4.75%, 2/15/15 (b)	550	576,125
5.00%, 5/15/17	375	402,188
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22	400	402,736
HSBC Bank Plc, 7.65%, 5/01/25	350	475,081
HSBC Bank USA, N.A., 5.88%, 11/01/34	250	289,925
HSBC Holdings Plc:
6.50%, 5/02/36	300	367,799
6.50%, 9/15/37	875	1,071,773
ING Bank NV, 5.00%, 6/09/21 (b)	975	1,107,269
Intesa Sanpaolo SpA, 3.13%, 1/15/16	490	478,996
Itau Unibanco Holding SA/Cayman Island, 5.75%, 1/22/21 (b)	175	185,710
Standard Chartered Plc, 3.95%, 1/11/23 (b)	725	722,056
Wachovia Bank, N.A., 6.60%, 1/15/38	521	690,006
Wells Fargo & Co., 3.45%, 2/13/23	305	307,050

		8,598,734

Commercial Services & Supplies – 0.4%
The ADT Corp.:
4.13%, 6/15/23 (b)	280	290,535
4.88%, 7/15/42 (b)	330	313,461
Aviation Capital Group Corp., 4.63%, 1/31/18 (b)	425	438,464

		1,042,460

Communications Equipment – 0.1%
Brocade Communications Systems, Inc., 6.88%, 1/15/20	370	405,150

Consumer Finance – 1.6%
Capital One Financial Corp.:
2.15%, 3/23/15	390	397,998
4.75%, 7/15/21	575	648,789
Discover Financial Services, 3.85%, 11/21/22	500	514,644
SLM Corp.:
5.00%, 10/01/13	400	407,000
3.88%, 9/10/15	2,500	2,603,220

		4,571,651

Containers & Packaging – 0.2%
Bemis Co., Inc., 6.80%, 8/01/19	461	558,151

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Financial Services – 5.0%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	425	$434,031
3.13%, 1/15/16		1,100	1,113,750
Bank of America Corp.:
7.38%, 5/15/14		410	438,774
6.00%, 9/01/17		2,490	2,890,758
3.30%, 1/11/23		550	542,332
Citigroup, Inc.:
6.00%, 10/31/33		100	111,517
6.13%, 8/25/36		100	114,353
5.88%, 1/30/42		255	304,761
CNH Capital LLC, 3.88%, 11/01/15		400	410,000
FMR LLC, 6.45%, 11/15/39 (b)		369	449,110
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		650	675,718
7.00%, 4/15/15		642	708,409
5.00%, 5/15/18		375	413,029
8.13%, 1/15/20		875	1,104,786
General Electric Capital Corp.:
Series B, 6.25% (a)		1,300	1,426,793
5.88%, 1/14/38		1,042	1,214,956
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		442	472,940
JPMorgan Chase & Co.:
6.30%, 4/23/19		280	341,995
3.25%, 9/23/22		1,270	1,268,039

			14,436,051

Diversified Telecommunication Services – 2.2%
AT&T Inc.:
6.50%, 9/01/37		600	735,786
4.30%, 12/15/42 (b)		9	8,385
4.35%, 6/15/45 (b)		1,557	1,447,445
Qwest Corp., 3.53%, 6/15/13 (a)		23	23,080
Telecom Italia Capital SA:
6.00%, 9/30/34		232	215,380
7.20%, 7/18/36		319	317,880
7.72%, 6/04/38		97	100,971
Telefonica Emisiones SAU:
3.99%, 2/16/16		625	651,462
6.42%, 6/20/16		56	62,108
7.05%, 6/20/36		540	579,689
Verizon Communications, Inc.:
5.85%, 9/15/35		725	832,160
3.85%, 11/01/42		1,500	1,297,337
Windstream Corp., 8.13%, 8/01/13		27	27,540

			6,299,223

Electric Utilities – 6.1%
Alabama Power Co.:
Series 1, 5.65%, 3/15/35		185	199,705
6.00%, 3/01/39		534	681,890
American Transmission Systems, Inc., 5.25%, 1/15/22 (b)		608	704,819
Carolina Power & Light Co.:
6.30%, 4/01/38		222	294,556
4.10%, 3/15/43		525	524,087
Duke Energy Carolinas LLC:
6.10%, 6/01/37		350	442,224
6.00%, 1/15/38		406	519,335
E.ON International Finance BV, 6.65%, 4/30/38 (b)		663	885,536
Entergy Mississippi, Inc., 3.10%, 7/01/23		569	573,512
Exelon Generation Co. LLC, 4.25%, 6/15/22		461	485,046
FirstEnergy Solutions Corp., 6.80%, 8/15/39		525	621,012

Corporate Bonds		Par (000)	Value

Electric Utilities (concluded)
Florida Power Corp.:
6.35%, 9/15/37	USD	112	$147,958
6.40%, 6/15/38		867	1,156,813
Massachusetts Electric Co., 5.90%, 11/15/39 (b)		302	376,470
MidAmerican Energy Co., 5.80%, 10/15/36		1,068	1,334,800
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		296	367,903
5.95%, 5/15/37		867	1,068,417
6.50%, 9/15/37		148	192,140
Mississippi Power Co., Series 12-A, 4.25%, 3/15/42		300	300,491
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (b)		350	409,682
Ohio Power Co., Series D, 6.60%, 3/01/33		321	412,507
Oncor Electric Delivery Co. LLC:
7.00%, 5/01/32		50	65,281
7.25%, 1/15/33		25	33,424
7.50%, 9/01/38		290	405,317
5.30%, 6/01/42		820	928,804
Progress Energy, Inc., 6.00%, 12/01/39		500	613,065
Public Service Co. of Colorado:
2.50%, 3/15/23		320	321,152
Series 17, 6.25%, 9/01/37		616	827,183
Southern California Edison Co., Series 2008-A, 5.95%, 2/01/38		463	599,047
The Toledo Edison Co.:
7.25%, 5/01/20		315	404,448
6.15%, 5/15/37		56	68,752
Virginia Electric & Power Co.:
Series A, 6.00%, 5/15/37		737	959,595
8.88%, 11/15/38		350	588,414

			17,513,385

Energy Equipment & Services – 1.4%
Ensco Plc, 4.70%, 3/15/21		965	1,077,434
Halliburton Co., 7.45%, 9/15/39		370	543,066
Transocean, Inc.:
4.95%, 11/15/15		625	676,241
6.38%, 12/15/21		1,135	1,321,453
6.80%, 3/15/38		271	298,480

			3,916,674

Food & Staples Retailing – 1.1%
CVS Caremark Corp., 6.25%, 6/01/27		834	1,066,835
Tesco Plc, 6.15%, 11/15/37 (b)		525	650,388
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		495	668,513
6.20%, 4/15/38		670	883,848

			3,269,584

Food Products – 0.9%
Kraft Foods Group, Inc.:
6.88%, 1/26/39		1,355	1,785,524
6.50%, 2/09/40		194	248,703
5.00%, 6/04/42		205	219,804
Mondelez International, Inc., 6.50%, 2/09/40		200	259,715

			2,513,746

Health Care Equipment & Supplies – 0.4%
Covidien International Finance SA, 6.55%, 10/15/37		922	1,248,311

Health Care Providers & Services – 1.6%
Aetna, Inc., 2.75%, 11/15/22		475	464,783
HCA, Inc., 7.25%, 9/15/20		491	543,169

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		29

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Providers & Services (concluded)
UnitedHealth Group, Inc.:
6.63%, 11/15/37	USD	1,050	$1,368,707
4.25%, 3/15/43		425	417,897
WellPoint, Inc.:
3.30%, 1/15/23		1,425	1,444,009
6.38%, 6/15/37		203	249,795

			4,488,360

Hotels, Restaurants & Leisure – 0.3%
Yum! Brands, Inc.:
5.30%, 9/15/19		442	515,437
6.88%, 11/15/37		315	410,977

			926,414

Household Products – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19		550	606,375

Industrial Conglomerates – 0.2%
General Electric Co., 2.70%, 10/09/22		550	550,045

Insurance – 3.1%
American International Group, Inc.:
4.88%, 9/15/16		850	945,889
3.80%, 3/22/17		900	973,867
6.40%, 12/15/20		340	421,072
4.88%, 6/01/22		1,005	1,136,945
Genworth Financial, Inc., 7.63%, 9/24/21		325	391,451
International Lease Finance Corp., 6.50%, 9/01/14 (b)		107	113,955
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (b)		406	627,610
Metropolitan Life Global Funding I, 2.00%, 1/10/14 (b)		1,405	1,420,573
Prudential Financial, Inc.:
6.63%, 12/01/37		1,304	1,639,138
5.63%, 5/12/41		525	597,614
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (b)		554	739,248

			9,007,362

IT Services – 0.2%
International Business Machines Corp.:
5.60%, 11/30/39		26	32,384
4.00%, 6/20/42		497	498,684

			531,068

Life Sciences Tools & Services – 0.2%
Life Technologies Corp., 6.00%, 3/01/20		490	549,752

Machinery – 0.6%
AGCO Corp., 5.88%, 12/01/21		750	812,856
Xylem, Inc., 3.55%, 9/20/16		795	847,753

			1,660,609

Media – 6.0%
Comcast Corp.:
6.45%, 3/15/37		1,100	1,395,379
6.95%, 8/15/37		314	417,500
6.40%, 5/15/38		922	1,159,558
COX Communications, Inc.:
6.95%, 6/01/38 (b)		296	379,101
8.38%, 3/01/39 (b)		293	434,040
4.70%, 12/15/42 (b)		550	541,295
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.80%, 3/15/22		1,275	1,303,268

Corporate Bonds		Par (000)	Value

Media (concluded)
6.00%, 8/15/40	USD	336	$358,113
Discovery Communications LLC:
6.35%, 6/01/40		525	640,411
4.88%, 4/01/43		400	409,229
DISH DBS Corp., 6.63%, 10/01/14		668	710,585
Grupo Televisa SAB, 6.63%, 1/15/40		609	741,730
NBCUniversal Media LLC, 4.45%, 1/15/43		750	740,198
News America, Inc.:
6.40%, 12/15/35		830	1,003,208
6.15%, 3/01/37		500	586,655
6.65%, 11/15/37		536	662,153
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD	498	567,073
6.75%, 11/09/39		498	590,433
Time Warner Cable, Inc.:
6.55%, 5/01/37	USD	958	1,105,407
7.30%, 7/01/38		922	1,146,932
4.50%, 9/15/42		1,150	1,045,379
Time Warner Cos., Inc.:
7.57%, 2/01/24		12	16,100
6.95%, 1/15/28		406	524,908
Time Warner Entertainment Co. LP, 8.38%, 3/15/23		19	25,977
Time Warner, Inc.:
7.63%, 4/15/31		12	16,236
7.70%, 5/01/32		571	778,130

			17,298,998

Metals & Mining – 1.2%
AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40		463	460,069
Barrick North America Finance LLC, 5.70%, 5/30/41		405	429,141
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43 (b)		880	869,700
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		170	234,198
7.13%, 7/15/28		140	190,450
Southern Copper Corp., 6.75%, 4/16/40		441	497,167
Teck Resources Ltd.:
5.20%, 3/01/42		375	345,581
5.40%, 2/01/43		450	427,006

			3,453,312

Multiline Retail – 0.5%
Dollar General Corp., 4.13%, 7/15/17		300	322,125
Macy’s Retail Holdings, Inc., 2.88%, 2/15/23		600	580,679
Target Corp., 7.00%, 1/15/38		275	392,866

			1,295,670

Multi-Utilities – 0.8%
CMS Energy Corp., 5.05%, 3/15/22		1,255	1,444,627
Dominion Resources, Inc., 5.25%, 8/01/33		375	429,010
NiSource Finance Corp., 5.25%, 2/15/43		205	214,782
Sempra Energy, 6.00%, 10/15/39		277	344,469

			2,432,888

Oil, Gas & Consumable Fuels – 6.0%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		475	509,438
Anadarko Petroleum Corp., 6.45%, 9/15/36		450	553,082
Canadian Natural Resources Ltd., 6.75%, 2/01/39		130	167,058
Cenovus Energy, Inc., 6.75%, 11/15/39		730	943,917
DCP Midstream LLC, 5.35%, 3/15/20 (b)		176	194,683

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	USD	590	$811,022
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		850	1,029,939
4.70%, 11/01/42		400	379,781
Energy Transfer Partners LP, 6.50%, 2/01/42		695	794,123
Enterprise Products Operating LLC:
1.25%, 8/13/15		500	504,329
6.45%, 9/01/40		700	865,101
5.70%, 2/15/42		160	181,542
4.85%, 3/15/44		850	867,741
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		866	1,045,109
6.38%, 3/01/41		650	783,671
5.00%, 3/01/43		475	482,334
Marathon Petroleum Corp., 6.50%, 3/01/41		500	621,686
MEG Energy Corp., 6.50%, 3/15/21 (b)		490	521,850
Newfield Exploration Co., 6.88%, 2/01/20		640	686,400
Noble Holding International Ltd., 3.95%, 3/15/22		200	205,946
ONEOK Partners LP, 6.65%, 10/01/36		203	243,908
Petrohawk Energy Corp.:
10.50%, 8/01/14		360	380,677
7.88%, 6/01/15		40	41,378
6.25%, 6/01/19		545	618,856
Pioneer Natural Resources Co., 5.88%, 7/15/16		450	508,903
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36		500	629,319
SandRidge Energy, Inc., 7.50%, 3/15/21		145	150,800
Shell International Finance BV, 6.38%, 12/15/38		252	348,041
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		12	16,288
Valero Energy Corp., 6.63%, 6/15/37		401	488,616
Western Gas Partners LP, 4.00%, 7/01/22		502	519,297
The Williams Cos., Inc.:
7.75%, 6/15/31		171	213,055
8.75%, 3/15/32		356	479,289
Williams Partners LP, 5.25%, 3/15/20		442	503,696

			17,290,875

Paper & Forest Products – 0.7%
International Paper Co.:
7.50%, 8/15/21		977	1,279,074
6.00%, 11/15/41		575	668,999

			1,948,073

Pharmaceuticals – 3.2%
AbbVie, Inc., 2.90%, 11/06/22 (b)		1,500	1,501,351
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		738	986,986
Merck & Co., Inc., 6.55%, 9/15/37		758	1,045,930
Roche Holdings, Inc., 7.00%, 3/01/39 (b)		425	617,038
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22		1,300	1,303,351
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		967	1,228,835
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		440	446,023
Wyeth LLC:
6.00%, 2/15/36		148	191,811
5.95%, 4/01/37		1,400	1,788,111

			9,109,436

Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.:
4.50%, 1/15/18		850	934,827

Corporate Bonds		Par (000)	Value

Real Estate Investment Trusts (REITs) (concluded)
5.90%, 11/01/21	USD	205	$240,201
4.70%, 3/15/22		720	782,482
HCP, Inc., 6.75%, 2/01/41		450	581,441

			2,538,951

Road & Rail – 1.3%
Burlington Northern Santa Fe LLC:
4.38%, 9/01/42		400	397,039
4.45%, 3/15/43		725	733,332
Kansas City Southern de Mexico SA de CV, 8.00%, 2/01/18		1,115	1,218,137
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (b)		825	853,617
3.38%, 3/15/18 (b)		625	650,160

			3,852,285

Software – 0.3%
Oracle Corp., 5.38%, 7/15/40		765	896,287

Specialty Retail – 0.2%
QVC, Inc., 4.38%, 3/15/23 (b)		550	556,014

Tobacco – 1.8%
Altria Group, Inc.:
9.95%, 11/10/38		330	544,976
10.20%, 2/06/39		458	770,836
Lorillard Tobacco Co.:
3.50%, 8/04/16		525	555,444
8.13%, 5/01/40		100	130,223
7.00%, 8/04/41		405	479,826
Philip Morris International, Inc.:
2.50%, 5/16/16		1,225	1,289,260
4.50%, 3/20/42		1,000	1,027,892
Reynolds American, Inc., 4.75%, 11/01/42		325	316,920

			5,115,377

Wireless Telecommunication Services – 2.3%
Alltel Corp., 7.88%, 7/01/32		792	1,162,690
America Movil SAB de CV:
5.00%, 10/16/19 (c)		350	396,926
3.13%, 7/16/22		400	392,260
6.13%, 11/15/37		554	640,788
CC Holdings GS V LLC, 2.38%, 12/15/17 (b)		325	327,101
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		850	1,039,887
Rogers Communications, Inc., 7.50%, 8/15/38		315	434,313
SBA Tower Trust, 4.25%, 4/15/40 (b)		663	701,544
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		520	642,850
Vodafone Group Plc:
6.15%, 2/27/37		376	445,893
4.38%, 2/19/43		550	524,831

			6,709,083

Total Corporate Bonds – 59.5%			170,918,751

Foreign Agency Obligations

Electricite de France SA, 5.60%, 1/27/40 (b)		414	467,501
Nexen, Inc.:
5.88%, 3/10/35		500	603,874
6.40%, 5/15/37		50	64,591
7.50%, 7/30/39		550	799,653
Petrobras International Finance Co.:
3.88%, 1/27/16		2,000	2,092,972
6.88%, 1/20/40		901	1,030,457
Petroleos Mexicanos, 3.50%, 1/30/23 (b)		760	758,100

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		31

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Statoil ASA, 5.25%, 4/15/19	USD	608	$733,396

Total Foreign Agency Obligations – 2.3%			6,550,544

Foreign Government Obligations

Brazil – 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37		216	299,700

Colombia – 0.4%
Republic of Colombia:
2.63%, 3/15/23		1,000	960,000
6.13%, 1/18/41		201	252,858

			1,212,858

Israel – 0.1%
AID-Israel, 5.50%, 9/18/23		240	311,831

Mexico – 0.4%
United Mexican States:
5.13%, 1/15/20		330	386,430
4.75%, 3/08/44		246	255,225
5.75%, 10/12/10		412	451,964

			1,093,619

Peru – 0.3%
Republic of Peru, 5.63%, 11/18/50		683	816,868

Turkey – 0.5%
Republic of Turkey, 3.25%, 3/23/23		1,450	1,366,625

Total Foreign Government Obligations – 1.8%			5,101,501

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities – 0.7%
FREMF Mortgage Trust, Series 2012-K705, Class B, 4.16%, 9/25/44 (a)(b)		560	610,225
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3, 4.58%, 6/10/48		116	118,067
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB, 4.62%, 8/10/42		53	53,906
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)		530	557,303
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (a)(c)		524	599,925

Total Non-Agency Mortgage-Backed Securities – 0.7%			1,939,426

Preferred Securities

Capital Trusts

Capital Markets – 0.1%
State Street Capital Trust IV, 1.28%, 6/01/77 (a)		575	462,156

Commercial Banks – 0.1%
Northgroup Preferred Capital Corp., 6.38%, 1/29/49 (a)(b)		205	209,258

Diversified Financial Services – 0.4%
JPMorgan Chase & Co., 7.90%, 4/29/49 (a)		314	360,732
JPMorgan Chase Capital XXI, 1.25%, 1/15/87 (a)		525	420,263

Preferred Securities		Par (000)	Value

Diversified Financial Services (concluded)
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)	USD	370	$395,900

			1,176,895

Electric Utilities – 0.2%
Electricite de France SA, 5.25%, 1/29/49 (a)(b)		475	471,884

Insurance – 1.5%
American International Group, Inc., 8.18%, 5/15/68 (a)		190	255,788
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (a)		450	533,813
Lincoln National Corp.:
7.00%, 5/17/66 (a)		628	643,700
6.05%, 4/20/67 (a)		236	237,180
MetLife, Inc., 6.40%, 12/15/66		1,142	1,249,063
New York Life Insurance Co., 6.75%, 11/15/39 (b)		461	618,316
Pacific Life Insurance Co., 9.25%, 6/15/39 (b)		424	617,472
Prudential Financial, Inc., 5.20%, 3/15/44 (a)		225	225,563
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (a)		37	37,370

			4,418,265

Media – 0.3%
NBCUniversal Enterprise, Inc., 5.25% (b)(d)		800	808,080

Oil, Gas & Consumable Fuels – 0.3%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)		780	904,800

Total Capital Trusts – 2.9%			8,451,338

Preferred Stocks		Shares

Insurance – 0.2%
The Allstate Corp., 5.25%, 1/15/53		20,841	545,617

Machinery – 0.4%
Stanley Black & Decker, Inc., 5.75%		40,000	1,056,000

Total Preferred Stocks – 0.6%			1,601,617

Total Preferred Securities – 3.5%			10,052,955

Taxable Municipal Bonds		Par (000)

Chicago O’Hare International Airport RB, 6.40%, 1/01/40	USD	350	451,903
Chicago Transit Authority RB, Series B, 6.20%, 12/01/40		390	444,967
City of Chicago, IL RB, 6.74%, 11/01/40		875	1,174,670
City of New York GO, 5.85%, 6/01/40		370	476,508
Los Angeles Department of Airports RB, 6.58%, 5/15/39		200	257,892
Los Angeles Department of Water & Power RB:
5.72%, 7/01/39		1,055	1,302,070
6.57%, 7/01/45		305	430,184
Metropolitan Transportation Authority, New York RB, 6.69%, 11/15/40		700	915,320
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,197	1,418,289

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value

New Jersey State Turnpike Authority RB, Series F, 7.41%, 1/01/40	USD	371	$ 541,964
New Jersey Transportation Trust Fund Authority RB, Series B, 6.56%, 12/15/40		325	431,087
New York City Municipal Water Finance Authority RB:
5.75%, 6/15/41		200	258,244
5.95%, 6/15/42		375	497,693
New York State Dormitory Authority RB, 5.63%, 3/15/39		500	606,775
Port Authority of New York & New Jersey RB:
5.65%, 11/01/40		430	530,259
4.46%, 10/01/62		550	549,236
State of California GO:
7.55%, 4/01/39		930	1,343,664
7.30%, 10/01/39		360	501,714
7.63%, 3/01/40		45	64,807
7.60%, 11/01/40		120	175,198
State of Illinois GO:
5.10%, 6/01/33		520	513,718
Series 3, 6.73%, 4/01/35		575	653,292
University of California RB, 6.55%, 5/15/48		500	660,030

Total Taxable Municipal Bonds – 4.9%			14,199,484

U.S. Government Sponsored Agency Securities

Agency Obligations – 1.8%
Fannie Mae:
1.86%, 10/09/19 (e)(f)		2,880	2,552,296
5.63%, 7/15/37		369	512,651
7.13%, 1/15/30		1,000	1,531,570
Freddie Mac, 2.38%, 1/13/22		535	556,827
U.S. Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 2/10/14		12	12,596

			5,165,940

Collateralized Mortgage Obligations – 0.8%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23		129	139,293
Series 2011-52, Class KB, 5.50%, 6/25/41		450	532,587
Series 2011-52, Class LB, 5.50%, 6/25/41		450	524,746
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		600	689,602
Ginnie Mae:
Series 2006-6, Class C, 4.97%, 2/16/44 (a)		159	166,753
Series 2006-42, Class B, 5.22%, 8/16/46 (a)		358	382,693

			2,435,674

Mortgage-Backed Securities – 2.7%
Fannie Mae Mortgage-Backed Securities:
2.54%, 1/01/35 (a)		78	83,296
2.59%, 2/01/35 (a)		328	356,390
3.00%, 4/01/43 (g)		6,925	7,142,488
7.00%, 1/01/31		4	5,169
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32		10	11,974

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (a)	USD 74	$77,744
5.50%, 4/15/33-8/15/33	28	30,444
7.00%, 9/15/31-5/15/32	21	25,688

		7,733,193

Total U.S. Government Sponsored Agency Securities – 5.3%		15,334,807

U.S. Treasury Obligations

U.S. Treasury Bonds:
6.25%, 8/15/23	2,325	3,290,600
5.38%, 2/15/31 (e)	1,886	2,623,047
4.50%, 2/15/36	1,862	2,364,649
4.38%, 11/15/39	357	447,491
3.13%, 11/15/41-2/15/42	5,883	5,913,088
2.75%, 8/15/42-11/15/42	8,485	7,866,793
U.S. Treasury Inflation Indexed Notes, 0.13%, 1/15/23	5,312	5,729,913
U.S. Treasury Notes:
0.75%, 2/28/18	285	284,933
1.25%, 10/31/19	1,295	1,304,510
2.00%, 2/15/22-2/15/23	5,600	5,737,594
1.63%, 8/15/22-11/15/22	9,221	9,092,514
U.S. Treasury Strips:
2.76%, 11/15/27 (f)	8,341	5,590,580
3.27%, 5/15/38 (f)	4,161	1,843,401
3.31%, 11/15/39 (f)	6,383	2,661,618
3.35%, 2/15/41 (f)	4,924	1,949,742

Total U.S. Treasury Obligations – 19.8%		56,700,473

Total Long-Term Investments
(Cost – $264,579,038) – 100.4%		288,121,809

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (h)(i)	5,558,450	5,558,450

Total Short-Term Securities
(Cost – $5,558,450) – 1.9%		5,558,450

Options Purchased

(Cost – $327,752) – 0.0%		93,283

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $270,465,240) – 102.3%		293,773,542

TBA Sale Commitments (g)	Par (000)

Fannie Mae Mortgage-Backed Securities, 3.00%, 4/01/43	25	(25,785)

Total TBA Sale Commitments
(Proceeds – $25,763) – (0.0)%		(25,785)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		33

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Options Written	Value

(Premiums Received – $ 97,500) – (0.0)%	$ (52,624)

Total Investments Net of TBA Sale Commitments and Options Written – 102.3%	293,695,133
Liabilities in Excess of Other Assets – (2.3)%	(6,539,625)

Net Assets – 100.0%	$287,155,508

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Depreciation

Credit Suisse Group AG	$1,856,531	$(2,813)
Deutsche Bank AG	$5,260,172	$(3,366)

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	11,361,420	(5,802,970)	5,558,450	$4,810	$10

(i)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

JPMorgan Chase & Co.	0.00%	3/14/13	Open	$365,225	$365,225
Citigroup, Inc.	0.00%	3/20/13	Open	542,340	542,340

Total				$907,565	$907,565

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

212	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2013	USD	30,627,375	$153,585
498	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	78,481,687	(33,535)
(16)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	(3,527,250)	(1,570)
(72)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	(8,931,938)	1,804
(634)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	(83,678,094)	(718,896)

Total						$(598,612)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	1,280,167	CAD	1,263,000	Deutsche Bank AG	4/17/13	$37,407
USD	542,328	EUR	407,000	Citigroup, Inc.	4/23/13	20,526

Total						$57,933

—	Exchange-traded options purchased as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

U.S. Treasury Notes (10 Year)	Put	USD	125.50	8/23/13	116	$25,375

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

2-Year Interest Rate Swap	Deutsche Bank AG	Put	0.71%	Pay	3-month LIBOR	6/28/13	USD	12,400	$1,624
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	4.50%	Pay	6-month EURIBOR	9/16/13	EUR	1,800	51
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	6-month EURIBOR	10/21/13	EUR	1,800	156
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	4.50%	Pay	6-month EURIBOR	12/12/13	EUR	2,100	585
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	2/02/17	USD	2,500	65,492

Total									$67,908

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	2/02/17	USD	5,000	$(52,624)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

CIGNA Corp.	1.00%	Citigroup, Inc.	9/20/17	USD	675	$(14,737)
General Dynamics Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	955	(3,046)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	955	(8,707)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	805	(5,403)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	805	(4,159)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	975	(10,221)
Gap, Inc.	1.00%	BNP Paribas SA	3/20/18	USD	295	(1,403)
SLM Corp.	5.00%	JPMorgan Chase & Co.	3/20/18	USD	2,800	(36,619)
Kohls Corp.	1.00%	BNP Paribas SA	6/20/18	USD	400	2,602
Gap, Inc.	1.00%	Deutsche Bank AG	6/20/18	USD	207	(37)
Darden Restaurants, Inc.	1.00%	JPMorgan Chase & Co.	6/20/18	USD	625	741

Total						$(80,989)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		35

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	575	$17,909
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD	780	37,642
WellPoint, Inc.	1.00%	Citigroup, Inc.	9/20/17	Not Rated	USD	675	11,523
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	A-	USD	975	20,469

Total							$87,543

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.44%[1]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	6,600	$ (6,194)
0.41%[1]	3-month LIBOR	Deutsche Bank AG	2/08/15	USD	4,900	(59)
2.48%[1]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD	1,300	127,512
2.25%[1]	3-month LIBOR	Credit Suisse Group AG	7/27/42	USD	1,000	147,857
2.46%[1]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	1,300	135,397
2.51%[1]	3-month LIBOR	Credit Suisse Group AG	8/10/42	USD	700	67,191
3.01%[2]	3-month LIBOR	Credit Suisse Group AG	4/02/43	USD	200	277

Total						$471,981

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Long Duration Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 7,323,868	–	$ 7,323,868
Corporate Bonds	–	170,918,751	–	170,918,751
Foreign Agency Obligations	–	6,550,544	–	6,550,544
Foreign Government Obligations	–	5,101,501	–	5,101,501
Non-Agency Mortgage-Backed Securities	–	1,939,426	–	1,939,426
Preferred Securities	$ 1,601,617	8,451,338	–	10,052,955
Taxable Municipal Bonds	–	14,199,484	–	14,199,484
U.S. Government Sponsored Agency Securities	–	15,334,807	–	15,334,807
U.S. Treasury Obligations	–	56,700,473	–	56,700,473
Short-Term Securities	5,558,450	–	–	5,558,450
Options Purchased:
Interest Rate Contracts	25,375	67,908	–	93,283
Liabilities:
Investments:
TBA Sale Commitments	–	(25,785)	–	(25,785)

Total	$ 7,185,442	$286,562,315	–	$293,747,757

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$ 90,886	–	$ 90,886
Foreign currency exchange contracts	–	57,933	–	57,933
Interest rate contracts	$ 155,389	478,234	–	633,623
Liabilities:
Credit contracts	–	(84,332)	–	(84,332)
Interest rate contracts	(754,001)	(58,877)	–	(812,878)

Total	$ (598,612)	$ 483,844	–	$ (114,768)

[1]  Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 10,400	–	–	$ 10,400
Foreign currency at value	657	–	–	657
Cash pledged as collateral for financial futures contracts	350,000	–	–	350,000
Cash pledged as collateral for swap contracts	20,000	–	–	20,000
Liabilities:
Reverse repurchase agreements	–	$ (907,565)	–	(907,565)

Total	$ 381,057	$ (907,565)	–	$ (526,508)

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		37

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Aerospace & Defense – 0.4%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD	125	$129,687
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		100	110,000
Sequa Corp., 7.00%, 12/15/17 (a)		120	121,500

			361,187

Airlines – 0.2%
Continental Airlines 2003-ERJ1 Pass-Through Trust, Series RJO3, 7.88%, 1/02/20		30	32,020
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	190,950

			222,970

Building Products – 0.3%
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		125	136,563
USG Corp., 9.75%, 1/15/18		120	142,200

			278,763

Chemicals – 1.3%
Ashland, Inc., 3.88%, 4/15/18 (a)		55	55,688
Axiall Corp., 4.88%, 5/15/23 (a)		22	22,385
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)		77	78,348
Huntsman International LLC, 4.88%, 11/15/20 (a)		84	84,630
INEOS Finance Plc, 7.50%, 5/01/20 (a)		175	190,531
Momentive Performance Materials, Inc., 8.88%, 10/15/20		50	51,500
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		30	30,750
Perstorp Holding AB, 8.75%, 5/15/17 (a)		200	211,500
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		36	36,225
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		134	137,350
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		61	60,390
Tronox Finance LLC, 6.38%, 8/15/20 (a)		136	131,920
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (a)		150	157,875

			1,249,092

Commercial Services & Supplies – 2.8%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		26	28,015
ARAMARK Corp., 5.75%, 3/15/20 (a)		193	197,343
Ceridian Corp.:
8.88%, 7/15/19 (a)		680	791,350
11.00%, 3/15/21 (a)		134	143,715
HD Supply, Inc.:
8.13%, 4/15/19		320	361,600
11.00%, 4/15/20		650	788,125
7.50%, 7/15/20 (a)		120	126,300
11.50%, 7/15/20		65	77,025
Laureate Education, Inc., 9.25%, 9/01/19 (a)		125	138,906
Tervita Corp., 8.00%, 11/15/18 (a)		96	99,240

			2,751,619

Communications Equipment – 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/19		50	54,875

Computers & Peripherals – 0.1%
CDW LLC/CDW Finance Corp., 8.00%, 12/15/18		100	111,500

Construction & Engineering – 0.0%
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		45	46,350

Corporate Bonds	Par (000)		Value

Consumer Finance – 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	75	$81,563

Containers & Packaging – 0.8%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)		250	273,750
Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 (a)		400	411,000
Berry Plastics Corp., 9.75%, 1/15/21		110	128,563

			813,313

Distributors – 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (a)		74	78,348

Diversified Financial Services – 1.3%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		72	73,260
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		200	215,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		375	401,250
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	203,500
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		388	400,610

			1,293,620

Diversified Telecommunication Services – 1.3%
Avaya, Inc., 7.00%, 4/01/19 (a)		209	204,297
CenturyLink, Inc., 5.63%, 4/01/20		121	123,723
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		112	122,360
Intelsat Luxembourg SA:
6.75%, 6/01/18 (a)		125	128,750
7.75%, 6/01/21 (a)		175	178,063
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)		60	65,550
Level 3 Financing, Inc., 8.13%, 7/01/19		410	451,000

			1,273,743

Electric Utilities – 2.3%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		155	163,137
10.00%, 12/01/20		1,600	1,814,000
11.75%, 3/01/22 (a)		251	288,650

			2,265,787

Electronic Equipment, Instruments & Components – 0.0%
Belden, Inc., 5.50%, 9/01/22 (a)		40	41,000

Energy Equipment & Services – 0.2%
Seadrill Ltd., 5.63%, 9/15/17 (a)		210	212,100

Food Products – 0.1%
Post Holdings, Inc., 7.38%, 2/15/22		35	38,281
Smithfield Foods, Inc., 6.63%, 8/15/22		66	71,940

			110,221

Health Care Equipment & Supplies – 0.7%
Biomet, Inc.:
6.50%, 8/01/20 (a)		169	179,351
6.50%, 10/01/20 (a)		184	189,175
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		42	46,830
Hologic, Inc., 6.25%, 8/01/20 (a)		197	209,559
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		20	19,700

			644,615

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Providers & Services – 3.2%
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	560	$586,600
8.00%, 11/15/19		61	67,558
7.13%, 7/15/20		41	44,485
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		79	82,061
HCA, Inc.:
6.50%, 2/15/20		98	110,556
7.88%, 2/15/20		15	16,575
7.25%, 9/15/20		182	201,337
5.88%, 3/15/22		530	571,075
4.75%, 5/01/23		248	246,760
Tenet Healthcare Corp.:
6.25%, 11/01/18		317	351,870
8.88%, 7/01/19		585	658,125
6.75%, 2/01/20		45	48,375
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.:
8.00%, 2/01/18		50	53,188
7.75%, 2/01/19		100	107,000

			3,145,565

Hotels, Restaurants & Leisure – 1.7%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		388	412,735
9.00%, 2/15/20 (a)		249	250,556
Caesars Operating Escrow LLC/Caesars Escrow Corp.:
9.00%, 2/15/20 (a)		116	116,725
9.00%, 2/15/20 (a)		32	32,200
Diamond Resorts Corp., 12.00%, 8/15/18		125	138,125
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19		10	10,875
5.88%, 3/15/21 (a)		39	39,000
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21 (a)		50	50,000
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		53	53,066
Station Casinos LLC, 7.50%, 3/01/21 (a)		164	168,510
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22 (b)		397	416,354

			1,688,146

Household Durables – 1.4%
Beazer Homes USA, Inc., 6.63%, 4/15/18		80	86,400
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		85	90,950
Jarden Corp., 7.50%, 5/01/17		175	197,969
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		205	227,037
KB Home, 7.25%, 6/15/18		120	132,000
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		335	376,037
Standard Pacific Corp., 8.38%, 1/15/21		200	236,750

			1,347,143

Household Products – 1.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		105	111,037
7.88%, 8/15/19		150	165,375
9.88%, 8/15/19		170	186,363
5.75%, 10/15/20		550	560,313

Corporate Bonds	Par (000)		Value

Household Products (concluded)
Spectrum Brands Escrow Corp.:
6.38%, 11/15/20 (a)	USD	25	$26,844
6.63%, 11/15/22 (a)		25	27,125

			1,077,057

Independent Power Producers & Energy Traders – 1.1%
Calpine Corp., 7.88%, 1/15/23 (a)		331	367,410
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		140	154,381
Series C, 9.68%, 7/02/26		100	109,250
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		181	202,383
NRG Energy, Inc.:
7.63%, 1/15/18		184	209,300
6.63%, 3/15/23 (a)		10	10,600

			1,053,324

Insurance – 0.0%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		27	28,721

Internet Software & Services – 0.8%
IAC/InterActiveCorp., 4.75%, 12/15/22 (a)		48	46,920
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		650	728,000

			774,920

IT Services – 0.3%
313 Group, Inc.:
6.38%, 12/01/19 (a)		172	170,710
8.75%, 12/01/20 (a)		113	114,271
WEX, Inc., 4.75%, 2/01/23 (a)		58	56,115

			341,096

Machinery – 0.2%
Navistar International Corp., 8.25%, 11/01/21		103	104,931
Titan International, Inc., 7.88%, 10/01/17 (a)		100	107,625

			212,556

Media – 1.6%
AMC Networks, Inc.:
7.75%, 7/15/21		30	33,975
4.75%, 12/15/22		25	24,875
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		76	57,000
Cinemark USA, Inc., 5.13%, 12/15/22 (a)		19	19,095
Clear Channel Communications, Inc., 9.00%, 3/01/21		370	345,487
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (a)		364	384,020
6.50%, 11/15/22 (a)		135	140,737
The McClatchy Co., 9.00%, 12/15/22 (a)		30	32,550
MDC Partners, Inc., 6.75%, 4/01/20 (a)		50	50,500
Regal Entertainment Group, 5.75%, 2/01/25		24	23,580
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		200	205,500
Univision Communications, Inc.:
7.88%, 11/01/20 (a)		75	82,500
6.75%, 9/15/22 (a)		41	44,280
WMG Acquisition Corp.:
11.50%, 10/01/18		55	64,556
6.00%, 1/15/21 (a)		86	90,085

			1,598,740

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		39

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Metals & Mining – 1.1%
ArcelorMittal:
9.50%, 2/15/15	USD	170	$192,100
4.25%, 8/05/15		125	129,919
5.00%, 2/25/17		139	145,463
6.13%, 6/01/18		46	49,680
6.75%, 2/25/22		13	14,207
FMG Resources August 2006 Pty Ltd., 6.00%, 4/01/17 (a)		225	231,187
New Gold, Inc., 6.25%, 11/15/22 (a)		60	62,850
Novelis, Inc.:
8.38%, 12/15/17		60	65,700
8.75%, 12/15/20		150	169,125
Walter Energy, Inc., 8.50%, 4/15/21 (a)		26	26,650

			1,086,881

Multiline Retail – 0.4%
Dollar General Corp., 4.13%, 7/15/17		350	375,813

Oil, Gas & Consumable Fuels – 3.2%
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		24	26,340
7.50%, 4/01/20 (a)		29	29,290
Chesapeake Energy Corp., 6.88%, 11/15/20		175	190,750
Energy Transfer Equity LP, 7.50%, 10/15/20		125	144,063
Halcon Resources Corp., 8.88%, 5/15/21 (a)		88	94,820
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)		400	442,647
Kodiak Oil & Gas Corp., 5.50%, 1/15/21 (a)		17	17,808
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		150	153,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		19	20,473
5.50%, 2/15/23		38	39,805
MEG Energy Corp.:
6.50%, 3/15/21 (a)		167	177,855
6.38%, 1/30/23 (a)		18	18,720
Northern Oil and Gas, Inc., 8.00%, 6/01/20		65	67,763
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20 (a)		58	63,800
PDC Energy, Inc., 7.75%, 10/15/22 (a)		45	47,700
Peabody Energy Corp.:
6.00%, 11/15/18		20	21,250
6.25%, 11/15/21		130	135,200
Plains Exploration & Production Co., 6.88%, 2/15/23		76	86,070
Range Resources Corp.:
7.25%, 5/01/18		160	166,400
6.75%, 8/01/20		54	59,400
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)		193	200,237
Sabine Pass LNG LP:
7.50%, 11/30/16		685	756,925
6.50%, 11/01/20 (a)		65	68,413
SandRidge Energy, Inc.:
8.75%, 1/15/20		3	3,233
7.50%, 3/15/21		35	36,400
7.50%, 2/15/23		34	35,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		16	16,880
Western Refining, Inc., 6.25%, 4/01/21 (a)		48	49,080

			3,169,972

Paper & Forest Products – 0.5%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		342	372,780

Corporate Bonds	Par (000)		Value

Paper & Forest Products (concluded)
Clearwater Paper Corp., 7.13%, 11/01/18	USD	150	$163,125

			535,905

Pharmaceuticals – 0.5%
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (a)		33	33,454
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		350	367,500
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (a)		85	89,622

			490,576

Real Estate Investment Trusts (REITs) – 0.1%
Felcor Lodging LP:
6.75%, 6/01/19		92	99,820
5.63%, 3/01/23 (a)		26	26,488

			126,308

Real Estate Management & Development – 1.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)		56	56,840
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		50	54,750
Mattamy Group Corp., 6.50%, 11/15/20 (a)		75	74,813
Realogy Group LLC:
7.88%, 2/15/19 (a)(b)		709	776,355
7.63%, 1/15/20 (a)		450	507,375

			1,470,133

Road & Rail – 0.1%
HDTFS, Inc., 6.25%, 10/15/22		55	59,675
The Hertz Corp.:
4.25%, 4/01/18 (a)		52	52,975
5.88%, 10/15/20		15	15,825
7.38%, 1/15/21		5	5,563

			134,038

Software – 1.5%
First Data Corp.:
7.38%, 6/15/19 (a)		565	601,019
6.75%, 11/01/20 (a)		355	370,087
8.25%, 1/15/21 (a)		308	320,320
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		95	96,187
SunGard Data Systems, Inc., 6.63%, 11/01/19 (a)		95	98,088

			1,485,701

Specialty Retail – 0.5%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		139	157,070
Dufry Finance SCA, 5.50%, 10/15/20 (a)		200	207,507
Michaels Stores, Inc., 7.75%, 11/01/18		28	30,590
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(c)		20	20,700
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		51	55,973
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		60	62,550

			534,390

Trading Companies & Distributors – 0.5%
Aircastle Ltd., 6.25%, 12/01/19		34	37,145
H&E Equipment Services, Inc., 7.00%, 9/01/22 (a)		27	29,700
United Rentals North America, Inc.:
5.75%, 7/15/18		125	135,469

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Trading Companies & Distributors (concluded)
7.63%, 4/15/22	USD	250	$279,375

			481,689

Wireless Telecommunication Services – 1.3%
Crown Castle International Corp., 5.25%, 1/15/23		65	66,138
Digicel Ltd., 6.00%, 4/15/21 (a)		200	199,000
MetroPCS Wireless, Inc., 7.88%, 9/01/18		18	19,665
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		850	1,050,813

			1,335,616

Total Corporate Bonds – 34.7%			34,384,956

Floating Rate Loan Interests (d)

Aerospace & Defense – 0.9%
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		120	121,537
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		464	471,124
TransDigm, Inc.:
Term Loan B, 3.50%, 2/19/17		180	181,913
Term Loan C, 3.75%, 2/28/20		130	131,625

			906,199

Air Freight & Logistics – 0.2%
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19		145	146,084

Airlines – 0.8%
AWAS Finance Luxembourg S.à r.l., Loan, 3.50%, 6/10/16		226	227,576
Delta Air Lines, Inc., Term Loan, 4.25%, 4/20/17		149	151,145
Northwest Airlines, Inc.:
Term Loan, 2.30%, 3/10/17		76	70,585
Term Loan, 2.30%, 3/10/17		41	38,079
Term Loan, 1.68%, 9/10/18		34	30,260
Term Loan, 1.68%, 9/10/18		34	30,260
US Airways Group, Inc., Loan, 2.71%, 3/21/14		246	246,052

			793,957

Auto Components – 2.3%
Allison Transmission, Inc., New Term B-2 Loan, 3.21%, 8/07/17		878	884,629
Federal-Mogul Corp.:
Tranche B Term Loan, 2.14%, 12/29/14		878	820,268
Tranche C Term Loan, 2.14%, 12/28/15		308	288,106
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		250	251,977
Navistar, Inc., Tranche B Term Loan, 7.00%, 8/17/17		70	70,683

			2,315,663

Automobiles – 0.3%
KAR Auction Services, Inc., Term Loan, 3.75%, 5/19/17		273	276,437

Biotechnology – 0.1%
Grifols, Inc., New U.S. Tranche B Term Loan, 4.25%, 6/01/17		133	133,785

Building Products – 1.3%
Apex Tool Group LLC, Term Loan, 4.50%, 1/31/20		250	253,195
Armstrong World Industries, Inc, Term Loan B, 0.00%, 3/15/20		90	90,611
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		244	246,239

Floating Rate Loan Interests (d)	Par (000)		Value

Building Products (concluded)
CPG International I, Inc., Term Loan, 5.75%, 9/21/19	USD	214	$215,797
Tronox Pigments (Netherlands) BV, Closing Date Term Loan, 4.25%, 2/08/18		195	197,498
Unifrax Holding Co., New Term B Dollar Loan, 4.25%, 11/28/18		60	59,850
Wilsonart LLC, Initial Term Loan, 5.50%, 10/31/19		195	197,090

			1,260,280

Capital Markets – 0.1%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		125	126,875

Chemicals – 1.7%
AI Chem & Cy SCA:
Term Loan B1, 4.50%, 9/12/19		175	176,969
Term Loan, 8.25%, 3/12/20		85	86,806
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		377	384,214
Eagle Spinco Inc., Term Loan B, 3.50%, 1/28/17		75	75,469
Univar, Inc., Term B Loan, 5.00%, 6/30/17		149	150,064
US Coatings Acquisition, Inc./Flash Dutch 2 BV, Initial Term B Loan, 4.75%, 2/01/20		750	759,690

			1,633,212

Commercial Services & Supplies – 4.4%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19		173	175,012
ADS Waste Holdings, Inc., Tranche B Term Loan, 4.25%, 10/09/19		644	650,171
Altegrity, Inc. (FKA U.S. Investigations Services, Inc.):
Term Loan, 3.20%, 2/21/15		195	190,613
Tranche D Term Loan, 7.75%, 2/21/15		45	45,338
ARAMARK Corp., Term Loan D, 4.00%, 8/22/19		150	151,311
BakerCorp International, Inc. (FKA B-Corp. Holdings, Inc.), Term Loan, 4.25%, 2/07/20		200	201,178
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Term Loan, 4.50%, 1/21/19		200	201,000
Ceridian Corp., Extended US Term Loan, 5.95%, 5/09/17		135	137,013
Garda Security, Term B Loan, 4.50%, 11/13/19		50	50,436
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		60	60,000
Initial Term Loan (First Lien), 5.25%, 11/01/19		120	120,059
Getty Images, Inc., Initial Term Loan (New), 4.75%, 10/18/19		165	166,727
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		502	507,083
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 6.00%, 10/31/19		105	104,999
Intelligrated, Inc., Term Loan (First Lien 2012), 5.50%, 7/30/18		124	123,963
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		188	189,628
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		198	198,358
The ServiceMaster Co., Term Loan, 4.25%, 1/31/17		640	646,400
Tervita Corp. (FKA CCS Corp.), Term Loan, 6.25%, 5/15/18		130	131,544
VWR Funding, Inc., Term Loan B, 4.54%, 4/03/17		105	106,024

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		41

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value

Commercial Services & Supplies (concluded)
W3 Co.:
Term Loan B, 5.75%, 3/13/20	USD	135	$135,900
Term Loan B2, 9.25%, 9/13/20		55	55,825

			4,348,582

Communications Equipment – 1.7%
Alcatel-Lucent USA, Inc.:
Asset Sale Loan, 6.25%, 8/01/16		110	111,453
Euro Term Loan, 7.50%, 1/30/19	EUR	110	141,935
US Term Loan, 7.25%, 1/30/19	USD	694	703,527
Arris Group, Inc. (FKA Arris Enterprises I, Inc.), Term Loan B, 3.50%, 2/10/20		255	255,319
Commscope, Inc., Tranche 2 Term Loan, 3.75%, 1/14/18		248	250,476
Riverbed Technology, Inc., Loan, 4.00%, 12/18/19		169	170,334

			1,633,044

Construction Materials – 0.1%
Metals USA, Inc., Term B Loan, 6.25%, 12/13/19		105	104,999

Containers & Packaging – 0.2%
Berlin Packaging LLC, Term Loan C, 8.75%, 3/27/20		95	93,575
Berry Plastics Corp., Term Loan D, 3.50%, 2/10/20		65	64,823
Sealed Air Corp., Term B-1 Facility, 4.00%, 10/03/18		79	79,808

			238,206

Diversified Consumer Services – 0.8%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00%, 1/30/20		653	658,263
Weight Watchers International, Inc., Term F Loan, 4.00%, 3/15/19		124	124,754

			783,017

Diversified Financial Services – 1.4%
Delos Aircraft, Inc., Term Loan, 4.75%, 4/12/16		225	226,125
HarbourVest Partners LP, Term Loan, 4.75%, 11/21/17		86	86,572
Nuveen Investments, Inc.:
New Second-Lien Term Loan, 8.25%, 2/28/19		61	62,335
Term Loan A, 5/13/17		240	244,330
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.75%, 9/28/18		348	353,073
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		450	452,345

			1,424,780

Diversified Telecommunication Services – 3.7%
Avaya, Inc.:
Term B-1 Loan, 0.00%, 10/24/14		7	7,475
Term B-3 Loan, 4.76%, 10/26/17		205	193,264
Term B-5 Loan, 8.00%, 3/31/18		20	19,746
Bresnan Broadband Holdings LLC, Term B Loan, 4.50%, 12/14/17		284	285,484
Consolidated Communications, Inc., Incremental Term 3 Loan, 5.25%, 12/31/18		195	196,555
Hawaiian Telcom Communications, Inc., Term B Loan, 7.00%, 2/28/17		175	177,617
Integra Telecom Holdings, Inc.:
Term Loan B, 9.75%, 2/28/21		70	71,779
Term Loan, 6.00%, 2/22/19		145	146,836

Floating Rate Loan Interests (d)	Par (000)		Value

Diversified Telecommunication Services (concluded)
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.):
Term Loan B, 3.28%, 2/01/14	USD	500	$499,250
Tranche B-1 Term Loan, 4.50%, 4/02/18		596	604,346
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		715	722,894
U.S. Telepacific Corp., Term Loan B, 5.75%, 2/18/17		480	477,802
West Corp., Term Loan B8, 4.25%, 6/30/18		300	304,749

			3,707,797

Electrical Equipment – 0.1%
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50% - 5.75%, 12/12/19		115	115,955

Energy Equipment & Services – 0.4%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Loan, 6.25%, 10/25/17		297	298,982
Term Loan B, 5.75%, 3/28/19		80	80,300

			379,282

Food & Staples Retailing – 1.0%
BJ’s Wholesale Club, Inc.:
Initial Loans (Second Lien), 9.75%, 3/26/20		80	82,634
New 2013 Replacement Loan (First Lien), 4.25%, 9/26/19		285	287,094
Rite Aid Corp.:
Term Loan 6, 4.00%, 2/21/20		150	151,625
Term Loan, 5.75%, 8/21/20		215	222,525
SUPERVALU, Inc., Term Loan B, 6.25%, 3/21/19		205	208,354

			952,232

Food Products – 1.5%
AdvancePierre Foods, Inc., Term Loan (First Lien), Term Loan (First Lien), 5.75%, 7/10/17		180	181,839
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18		224	226,296
Dole Food Co., Inc., Tranche B-2 Term Loan, 5.00% - 6.00%, 7/08/18		133	133,563
Pinnacle Foods Finance LLC, Tranche E Term Loan, 4.75%, 10/17/18		198	200,420
Reddy Ice Corp.:
Term Loan B, 6.75%, 3/28/19		300	297,000
Term Loan B, 10.75%, 8/29/19		200	196,000
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 6.00%, 7/08/18		239	239,009

			1,474,127

Health Care Equipment & Supplies – 3.0%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		447	450,689
Biomet, Inc., Dollar Term B-1 Loan, 3.95% - 4.03%, 7/25/17		134	135,440
BSN Medical Luxembourg Holding S.à r.l. (P&F Capital), Facility B1A, 5.00%, 8/28/19		180	180,990
ConvaTec, Inc., Dollar Term Loan, 5.00%, 12/22/16		250	253,563
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 6.25%, 9/15/17		496	503,372
Hologic, Inc., Tranche B Term Loan, 4.50%, 8/01/19		308	312,306
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		697	704,970

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)		Par (000)	Value

Health Care Equipment & Supplies (concluded)
Kinetic Concepts, Inc., Dollar Term C-1 Loan, 5.50%, 5/04/18	USD	397	$403,658

			2,944,988

Health Care Providers & Services – 2.5%
American Renal Holdings, Inc.:
Term B Loan (First Lien), 4.50%, 8/20/19		440	440,827
Term Loan B (Second Lien), 8.50%, 2/14/20		105	105,000
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		65	65,918
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.):
Tranche B Term Loan, 4.50%, 10/20/16		248	250,267
Tranche B-2 Term Loan, 4.00%, 11/01/19		419	423,027
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		180	173,616
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18		332	336,435
Emergency Medical Services Corp., Initial Term Loan, 4.00%, 5/25/18		374	377,605
Genesis Healthcare LLC, Loan, 10.00% - 10.75%, 12/04/17		73	73,308
HCA, Inc., Tranche B-2 Term Loan, 3.53%, 3/31/17		185	186,515
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		29	29,763

			2,462,281

Health Care Technology – 0.4%
IMS Health, Inc., Tranche B-1 Dollar Term Loan, 3.75%, 9/01/17		419	423,495

Hotels, Restaurants & Leisure – 4.9%
Bass Pro Group LLC, Loan, 4.00% - 5.25%, 11/20/19		379	382,522
Boyd Gaming Corp., Increased Term Loan, 6.00%, 12/17/15		120	121,544
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20		470	475,584
Centaur Acquisition LLC:
Term Loan B, 8.75%, 2/20/20		180	182,700
Term Loan, 5.25%, 2/20/19		90	91,238
Harrah’s Las Vegas Propco LLC, Senior Loan, (0.01)%-3.70%, 2/13/14		536	504,205
MGM Resorts International (MGM Grand Detroit LLC):
Term A Loan, 3.28%, 12/20/17		449	450,237
Term B Loan, 4.25%, 12/20/19		180	182,333
Pilot Travel Centers LLC, First Amendment Tranche B Term Loan, 4.25%, 8/07/19		50	50,294
Rock Ohio Caesars LLC, Term Loan B, 0.00%, 3/28/19		90	90,394
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		266	267,458
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.00% - 5.25%, 12/20/18		91	92,382
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		390	394,224
Travelport LLC (FKA Travelport, Inc.), Extended Tranche B Dollar Term Loan, 4.96%, 8/21/15		94	93,284
Twin River Worldwide Holdings Inc. (FKA BLB Worldwide (Wembley)), Term Loan B, 5.25%, 3/31/18		240	241,800
VML U.S. Finance LLC (AKA Venetian Macau), Term Loan A, 2.54%, 11/15/16		890	879,249

Floating Rate Loan Interests (d)		Par (000)	Value

Hotels, Restaurants & Leisure (concluded)
Wendy’s International, Inc., Term Loan, 4.75%, 5/15/19	USD	373	$376,700

			4,876,148

Independent Power Producers & Energy Traders – 1.3%
The AES Corp., 2013 Other Term Loan, 5.00%, 6/01/18		269	272,849
Calpine Corp.:
Term Loan (3/11), 4.00%, 4/01/18		144	145,578
Term Loan B3, 4.50%, 10/09/19		285	287,137
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		434	451,828
Star West Generation LLC, Term B Advance, 5.00%, 3/13/20		135	136,575

			1,293,967

Insurance – 0.9%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		100	100,914
Asurion LLC (FKA Asurion Corp.), Term Loan B1, 4.50%, 5/24/19		509	513,751
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 4.25%, 9/28/16		86	86,248
Tranche B-2 Term Loan, 5.00%, 9/28/18		119	120,691
Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien), 5.00%, 12/10/19		85	86,219

			907,823

Internet Software & Services – 0.3%
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 7.13%, 7/02/19		298	300,558

IT Services – 0.4%
Booz Allen Hamilton, Inc., Initial Tranche B Term Loan, 4.50%, 7/31/19		199	201,487
MoneyGram International, Inc., Term Loan B, 4.25%, 3/27/20		155	156,260

			357,747

Leisure Equipment & Products – 0.7%
Alpha Topco Ltd. (Formula One), Facility B2 (USD), 6.00%, 4/30/19		159	161,208
Equinox Holdings, Inc., Initial Term Loan (First Lien), 5.50%, 1/31/20		105	106,706
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		238	238,907
Leslie’s Poolmart, Inc., Tranche B Term Loan, 4.00% - 5.25%, 10/16/19		184	186,594

			693,415

Life Sciences Tools & Services – 0.7%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		70	70,872
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		611	617,863

			688,735

Machinery – 1.9%
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.50%, 12/10/18		75	75,105
Ameriforge Group, Inc.:
Initial Term Loan (First Lien), 6.00%, 12/19/19		90	90,935
Initial Term Loan (Second Lien), 9.75%, 12/21/20		45	45,844
Bombardier Recreational Products, Inc., Term B Loan, 5.00%, 1/30/19		110	111,080

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		43

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)	Value

Machinery (concluded)
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19	USD 85	$85,699
Rexnord LLC/RBS Global, Inc., Term B Loan Refinancing, 4.50%, 4/01/18	223	225,767
Schaeffler AG, Term Loan C, 4.25%, 1/27/17	195	197,112
Silver II Borrower SCA (Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19	514	517,468
Terex Corp., New U.S. Term Loan, 4.50%, 4/28/17	198	201,972
Wabash National, Initial Term Loan, 6.00% - 7.00%, 5/08/19	198	200,854
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17	142	145,609

		1,897,445

Media – 5.8%
Charter Communications Operating LLC, Term D Loan, 4.00%, 5/15/19	248	250,071
Clear Channel Communications, Inc., Tranche B Term Loan, 3.89%, 1/29/16	675	597,881
Cumulus Media Holdings, Inc., Term Loan (First Lien 2012), 4.50%, 9/17/18	198	200,878
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	159	161,837
Gray Television, Inc., Initial Term Loan, 4.75%, 10/12/19	233	235,678
Kabel Deutschland GmbH, Facility F1, 3.25%, 2/01/19	200	201,916
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 4.25%, 6/29/18	249	251,175
National CineMedia LLC, Term Loan B, 3.54%, 11/26/19	690	694,526
NEP/NCP Holdco, Inc.:
Term Loan, 4.75%, 1/22/20	250	252,500
Term Loan, 5.25%, 1/22/20	75	75,938
Term Loan, 9.50%, 7/22/20	31	32,686
Nielsen Finance LLC, Class E Dollar Term Loan, 2.95%, 5/01/16	548	553,326
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20	135	136,631
TWCC Holding Corp., Term Loan, 3.50%, 2/13/17	250	253,170
Univision Communications, Inc.:
Term Loan C1, 4.75%, 2/25/20	260	261,080
Term Loan C2, 4.75%, 3/01/20	350	351,663
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 2/15/20	300	298,557
Term Loan B1, 4.50%, 2/15/20	GBP 270	410,420
WideOpenWest Finance LLC, Term Loan, 6.25%, 7/17/18	USD 159	160,363
WideOpenWest LLC, Term Loan B1, 4.25%, 7/19/17	265	266,656
WMG Acquisitions Corp., Initial Term Loan, 5.25%, 11/01/18	84	85,145

		5,732,097

Metals & Mining – 1.2%
Constellium Holdco BV (Constellium France SAS), Term Loan B, 6.00%, 3/25/20	280	284,900
EMG Utica LLC, Term Loan B, 4.75%, 3/07/20	150	150,563
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17	308	311,948
Novelis, Inc., Term Loan B, 3.75%, 3/10/17	253	256,223
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 5.75%, 4/02/18	230	231,679

		1,235,313

Floating Rate Loan Interests (d)	Par (000)	Value

Multiline Retail – 0.1%
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19	USD 90	$ 90,585

Oil, Gas & Consumable Fuels – 2.7%
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17	620	638,526
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	231	240,557
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-1 Loan, 5.00%, 5/24/18	175	177,063
Gibson Energy ULC, Tranche B Term Loan, 4.75%, 6/15/18	323	326,856
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	726	733,376
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19	205	205,205
Ruby Western Pipeline Holdings LLC (Ruby Western Pipeline Holdings B LLC), Term Loan B, 4.00%, 3/31/20	150	151,687
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18	65	65,731
Tesoro Corp., Term Loan, 2.55%, 1/28/16	130	131,463

		2,670,464

Personal Products – 0.3%
NBTY, Inc., Term Loan B1, 3.50%, 10/01/17	150	151,687
Prestige Brands, Inc., Term B-1 Loan, 3.75% - 5.00%, 1/31/19	132	133,847

		285,534

Pharmaceuticals – 2.1%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17	253	254,448
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 7.75%, 5/15/18	121	119,778
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19	787	794,174
Quintiles Transnational Corp., Term B-2 Loan, 4.50%, 6/08/18	318	322,141
Valeant Pharmaceuticals International, Inc.:
Series C-1 Tranche B Term Loan, 3.50%, 12/11/19	175	176,453
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	164	165,558
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	36	36,397
Warner Chilcott Corp.:
Additional Term B-1 Loan, 4.25%, 3/15/18	44	44,713
Term B-1 Loan, 4.25%, 3/15/18	101	102,716
WC Luxco S.à r.l. (Warner Chilcott), Term B-3 Loan, 4.25%, 3/15/18	80	80,942

		2,097,320

Professional Services – 0.9%
Crossmark Holdings, Inc., Term Loan (First Lien), 4.50%, 12/20/19	65	65,556
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18	425	429,518
On Assignment, Inc., Initial Term B Loan, 5.00%, 5/15/19	60	61,106
Trans Union LLC, Term Loan, 4.25%, 2/08/19	353	357,242

		913,422

Real Estate Investment Trusts (REITs) – 0.5%
iStar Financial, Inc., Loan, 4.50%, 10/15/17	492	495,737

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)	Value

Real Estate Management & Development – 1.2%
Realogy Corp.:
Extended First-Lien Term Loan, 4.49%, 10/10/16	USD 1,190	$1,205,375
Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16	19	18,983

		1,224,358

Road & Rail – 0.3%
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/22/19	150	147,750
Transtar Holding Co., Term Loan (First Lien 2012), 5.50%, 10/09/18	114	115,569

		263,319

Semiconductors & Semiconductor Equipment – 0.7%
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 5.00%, 3/01/20	560	561,226
NXP BV, Tranche C Loan, 4.75%, 1/10/20	120	122,214

		683,440

Software – 2.2%
CCC Information Services Group, Inc., Term Loan B, 5.25%, 12/20/19	55	55,384
First Data Corp.:
2018 Dollar Term Loan, 4.20%, 3/23/18	325	323,580
2018B Term Loan, 5.20%, 9/24/18	310	312,024
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-2 Term Loan, 5.25%, 4/05/18	546	554,017
Sabre, Inc., Term Loan B, 5.25%, 2/19/19	215	217,685
Sophia LP, Term Loan, 4.50%, 7/19/18	267	270,140
SS&C Technologies, Inc./Sunshine Acquisition II, Inc.:
Funded Term B-1 Loan, 5.00%, 6/07/19	242	245,236
Funded Term B-2 Loan, 5.00%, 6/07/19	25	25,369
SunGard Data Systems, Inc. (Solar Capital Corp.):
Tranche D Term Loan, 4.50%, 1/31/20	90	90,823
Tranche E Term Loan, 4.00%, 3/08/20	115	116,042

		2,210,300

Specialty Retail – 3.4%
Academy Ltd., Initial Term Loan (2012), 4.75%, 8/03/18	298	301,677
David’s Bridal, Inc., Initial Term Loan, 5.00% - 6.00%, 10/11/19	234	237,223
The Gymboree Corp., Term Loan, 5.00%, 2/23/18	29	27,665
Harbor Freight Tools USA, Inc./Central Purchasing LLC, Initial Loan, 5.50%, 11/14/17	249	251,548
J. Crew Group, Inc., Term B-1 Loan, 4.00%, 3/07/18	220	221,863
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18	174	175,252
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20	500	504,650

Floating Rate Loan Interests (d)	Par (000)	Value

Specialty Retail (concluded)
The Neiman Marcus Group, Inc., Term Loan, 4.00%, 5/16/18	USD 260	$262,080
Party City Holdings, Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	758	763,345
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17	324	328,184
Toys ’R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18	75	71,196
The Yankee Candle Co., Inc., Initial Term Loan, 5.25%, 4/02/19	184	184,575

		3,329,258

Textiles, Apparel & Luxury Goods – 0.1%
Burlington Coat Factory Warehouse Corp., Term B-1 Loan, 5.50%, 2/23/17	139	140,555

Thrifts & Mortgage Finance – 0.1%
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18	105	106,706

Wireless Telecommunication Services – 0.5%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19	105	105,196
MetroPCS Wireless, Inc., Tranche B-3 Term Loan, 4.00%, 3/17/18	174	174,073
Syniverse Holdings, Inc., Initial Term Loan (2013), 0.50%, 4/23/19	180	180,374

		459,643

Total Floating Rate Loan Interests – 62.1%		61,539,166

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 0.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.59%, 3/25/37 (d)	47	46,259

Total Long-Term Investments (Cost – $ 94,335,717) – 96.8%		95,970,381

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(f)	20,497,191	20,497,191

Total Short-Term Securities (Cost – $ 20,497,191) – 20.7%		20,497,191

Total Investments (Cost – $ 114,832,908) – 117.5%		116,467,572
Liabilities in Excess of Other Assets – (17.5)%		(17,346,806)

Net Assets – 100.0%		$99,120,766

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		45

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	5,192,327	15,304,864	20,497,191	$4,434	$20

(f)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Deutsche Bank AG	(0.63%)	10/14/12	Open	$308,533	$307,620
Deutsche Bank AG	(0.75%)	2/21/13	Open	385,090	384,777

Total				$693,623	$692,397

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	5,410	EUR	4,000	Citigroup, Inc.	4/23/13	$ 282
USD	358,443	EUR	269,000	Citigroup, Inc.	4/23/13	13,566

Total						$13,848

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation

Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC	USD	85	$(241)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$ 34,384,956	–	$ 34,384,956
Floating Rate Loan Interests	–	59,310,205	$ 2,228,961	61,539,166
Non-Agency Mortgage-Backed Securities	–	46,259	–	46,259
Short-Term Securities	$ 20,497,191	–	–	20,497,191

Total	$ 20,497,191	$ 93,741,420	$ 2,228,961	$116,467,572

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$13,848	–	$13,848
Liabilities:
Credit contracts	–	(241)	–	(241)

Total	–	$13,607	–	$13,607

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 3,740,233	–	–	$ 3,740,233
Foreign currency at value	208,284	–	–	208,284
Liabilities:
Reverse repurchase agreements	–	$ (693,623)	–	(693,623)

Total	$ 3,948,517	$ (693,623)	–	$ 3,254,894

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Floating Rate
Loan Interests

Assets:
Opening Balance, as of September 30, 2012	$ 1,927,419
Transfers into Level 3[2]	453,020
Transfers out of Level 3[2]	(1,217,561)
Accrued discounts/premiums	2,982
Net realized gain (loss)	20,173
Net change in unrealized appreciation/depreciation[3]	62,587
Purchases	1,693,837
Sales	(713,496)

Closing Balance, as of March 31, 2013	$ 2,228,961

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of September 30, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,217,561 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $61,261.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		47

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (a)	USD 272	$287,834
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (a)	77	83,900
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A1, 0.90%, 1/15/14 (b)	15,921	15,936,921
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)	3,101	3,122,087

Total Asset-Backed Securities – 1.8%		19,430,742

Corporate Bonds

Commercial Banks – 6.3%
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (b)	20,800	22,018,880
The Toronto-Dominion Bank:
2.20%, 7/29/15 (b)	25,000	25,940,000
1.63%, 9/14/16 (b)	20,825	21,403,935

		69,362,815

Oil, Gas & Consumable Fuels – 0.0%
ENSCO Offshore Co., 6.36%, 12/01/15	695	737,518

Total Corporate Bonds – 6.3%		70,100,333

Non-Agency Mortgage-Backed Securities

Interest Only Commercial Mortgage-Backed Securities – 1.4%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class XA, 1.95%, 12/10/45 (a)	60,150	7,280,744
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.87%, 5/25/36 (a)(b)	3,015	47,054
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.85%, 12/15/45 (a)(b)	63,110	7,767,674

Total Non-Agency Mortgage-Backed Securities –1.4%		15,095,472

Project Loans – 0.0%

Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23	57	55,561

U.S. Government Sponsored Agency Securities

Agency Obligations – 6.8%
Fannie Mae:
0.65%, 3/28/16	22,400	22,424,371
1.75%, 5/07/13	2,665	2,669,413
1.86%, 10/09/19 (c)	4,400	3,899,342
4.13%, 4/15/14	2,400	2,498,316
6.63%, 11/15/30	3,900	5,806,726
Federal Home Loan Bank:
3.63%, 10/18/13	10,750	10,954,873
4.00%, 9/06/13 (d)	9,100	9,253,763
Freddie Mac:
2.50%, 4/23/14	1,650	1,690,979
3.75%, 3/27/19	3,300	3,783,457
4.38%, 7/17/15	6,100	6,660,682

U.S. Government Sponsored Agency Securities	Par (000)	Value

Agency Obligations (concluded)
4.88%, 6/13/18	USD 3,300	$3,950,635
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16	134	141,762
Series 1996-20J, 7.20%, 10/01/16	174	183,746
Series 1998-20J, Class 1, 5.50%, 10/01/18	433	466,518

		74,384,583

Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32	202	208,251

Commercial Mortgage-Backed Securities – 2.6%
Freddie Mac, Series K013, Class A2, 3.97%, 1/25/21 (a)	25,020	28,219,082

Interest Only Collateralized Mortgage Obligations – 0.8%
Fannie Mae:
Series 2010-62, Class ES, 6.30%, 3/25/40 (a)	1,842	232,434
Series 2012-146, Class IA, 5.00%, 1/25/43	5,047	487,175
Series 2013-20, Class IE, 4.00%, 3/25/43	7,565	1,259,508
Series 2011-127, Class PS, 6.45%, 8/25/41 (a)	14,637	1,866,340
Series 2012-90, Class DI, 4.00%, 3/25/42	9,257	912,383
Freddie Mac:
Series 303, Class C34, 4.50%, 12/15/40	7,396	1,033,175
Series 4035, Class IP, 4.50%, 10/15/41	8,944	972,489
Ginnie Mae, Series 2013-37, Class JI, 3.50%, 3/01/42	13,300	1,901,484

		8,664,988

Interest Only Commercial Mortgage-Backed Securities – 1.9%
Freddie Mac:
Series K023, Class X1, 1.32%, 8/25/22 (a)	158,535	15,494,406
Series K024, Class X1, 0.79%, 9/25/22 (a)	26,369	1,779,483
Series K025, Class X1, 0.90%, 10/25/22 (a)	33,189	2,307,293
Ginnie Mae:
Series 2005-9, Class IO, 0.46%, 1/16/45 (a)	32,069	642,925
Series 2005-50, Class IO, 0.62%, 6/16/45 (a)	15,759	347,527
Series 2006-30, Class IO, 0.33%, 5/16/46 (a)	19,128	601,693

		21,173,327

Mortgage-Backed Securities – 132.4%
Fannie Mae Mortgage-Backed Securities:
2.24%, 10/01/42 (a)	2,759	2,871,362
2.50%, 4/01/27-4/01/28 (e)	34,603	35,955,635
2.96%, 3/01/41 (a)	1,254	1,320,365
3.00%, 9/01/27-4/01/43 (e)	300,568	310,253,194
3.15%, 3/01/41 (a)	1,736	1,823,157
3.27%, 12/01/40 (a)	1,983	2,101,519
3.32%, 6/01/41 (a)	3,173	3,352,603
3.48%, 9/01/41 (a)	2,231	2,359,820
3.50%, 1/01/27-4/01/43 (e)	191,496	202,389,873
4.00%, 1/01/25-4/01/43 (e)	131,334	140,264,555
4.50%, 2/01/25-4/01/43 (e)	136,704	147,327,075
5.00%, 9/01/33-4/01/43 (e)	54,053	58,675,506
5.50%, 9/01/34-4/01/43 (e)	38,978	42,718,005

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value

Mortgage-Backed Securities (concluded)
6.00%, 5/01/33-4/01/43 (e)	USD	44,636		$49,158,553
6.50%, 5/01/40		9,131		10,240,432
Freddie Mac Mortgage-Backed Securities:
2.92%, 6/01/42 (a)		1,829		1,924,460
3.00%, 4/01/28-4/01/43 (e)		37,325		38,466,097
3.03%, 2/01/41 (a)		2,249		2,372,776
3.50%, 4/01/28-4/01/43 (e)		33,352		35,147,315
4.00%, 4/01/28-4/01/43 (e)		52,286		55,567,545
4.50%, 10/01/41		17,211		18,412,492
5.00%, 10/01/36-5/01/39		16,356		17,634,648
5.50%, 4/01/38-1/01/40		11,174		12,102,286
13.00%, 4/01/14		– (f	)	95
Ginnie Mae Mortgage-Backed Securities:
2.75%, 7/15/42-9/15/42		320		318,737
2.89%, 11/15/41		102		106,024
2.90%, 12/15/41-3/15/42		3,182		3,305,838
3.00%, 9/15/35-4/15/43 (e)		12,133		12,675,245
3.25%, 9/15/42		1,489		1,558,921
3.45%, 8/15/42-11/15/42		20,208		21,197,542
3.50%, 9/15/42-4/15/43 (e)		65,055		69,768,379
3.75%, 9/15/42		1,951		2,100,812
3.99%, 2/15/41-4/15/41		497		534,845
4.00%, 9/15/40-4/15/43 (e)		34,136		37,081,465
4.25%, 6/15/41-9/15/41		1,939		2,121,456
4.50%, 5/20/41-4/15/43		82,979		91,326,296
4.75%, 11/15/33-12/15/33		1,645		1,778,239
5.00%, 4/20/41-4/15/43 (e)		21,437		23,464,147
7.00%, 6/15/23-3/15/24		– (f	)	415

				1,459,777,729

Total U.S. Government Sponsored Agency Securities – 144.5%				1,592,427,960

U.S. Treasury Obligations

U.S. Treasury Bonds:
7.50%, 11/15/24		5,400		8,467,875
6.63%, 2/15/27		6,500		9,825,153
4.75%, 2/15/37		8,900		11,716,013
4.63%, 2/15/40		22,000		28,641,250
3.00%, 5/15/42		5		4,895
2.75%, 11/15/42		3,818		3,538,809
3.13%, 2/15/43		46,545		46,632,272
U.S. Treasury Notes:
0.25%, 2/28/15 (g)		112,991		112,999,813
0.38%, 3/15/16 (g)		82,135		82,186,334
0.88%, 2/28/17		5		5,064
0.75%, 2/28/18 (g)		94,365		94,342,919
1.38%, 1/31/20		30,023		30,365,442
3.63%, 2/15/21		45,100		52,541,500

U.S. Treasury Obligations		Par (000)	Value

2.00%, 2/15/22-2/15/23 (g)	USD	66,730	$67,654,562
1.63%, 11/15/22		9,400	9,233,300
United States Treasury Note Bond, 1.25%, 2/15/14		82,600	83,384,039

Total U.S. Treasury Obligations – 58.2%			641,539,240

Total Long-Term Investments (Cost – $2,334,093,898) – 212.2%			2,338,649,308

Options Purchased

(Cost – $7,995,820) – 0.7%			7,855,303

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $2,342,089,718) – 212.9%			2,346,504,611

TBA Sale Commitments (e)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28		21,100	(21,887,953)
3.00%, 4/01/28-4/01/43		171,900	(177,482,366)
3.50%, 4/01/28-4/01/43		111,100	(117,382,093)
4.00%, 4/01/28-4/01/43		104,700	(111,617,110)
4.50%, 4/01/43		75,400	(81,246,722)
5.00%, 4/01/43		40,500	(43,870,075)
5.50%, 4/01/43		38,900	(42,418,282)
6.00%, 4/01/43		9,200	(10,076,875)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/43		12,000	(12,322,500)
3.50%, 4/01/43		15,900	(16,731,645)
4.00%, 4/01/43		28,900	(30,715,281)
4.50%, 4/01/43		5,500	(5,883,281)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/43		25,300	(27,087,110)
4.00%, 4/15/43		22,400	(24,318,562)
4.50%, 4/15/43		48,700	(53,281,794)

Total TBA Sale Commitments (Proceeds – $774,377,015) – (70.5)%			(776,321,649)

Options Written

(Premiums Received – $ 3,206,999) – (0.2)%			(2,576,692)

Total Investments Net of TBA Sale Commitments and Options Written – 142.2%			1,567,606,270
Liabilities in Excess of Other Assets – (42.2)%			(465,438,904)

Net Assets – 100.0%			$1,102,167,366

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	All or a portion of security has been pledged as collateral in connection with swaps.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		49

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$7,650,302	$19,502
Barclays Plc	$(210,109)	$(3,531)
BNP Paribas SA	$(5,656,734)	$(38,375)
Citigroup, Inc.	$(20,776,985)	$(66,806)
Credit Suisse Group AG	$(15,260,560)	$(141,943)
Deutsche Bank AG	$144,852,291	$52,873
Goldman Sachs Group, Inc.	$(65,646,983)	$(363,947)
JPMorgan Chase & Co.	$33,192,847	$37,393
Morgan Stanley	$34,722,488	$52,946
Nomura Securities International, Inc.	$(2,714,344)	$(3,687)
Royal Bank of Scotland Group Plc	$(1,812,359)	$(5,977)

(f)	Amount is less than $500.
(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

—

Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	43,682,788	(43,682,788)	–	$2,596	$1,616

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Bank of America Corp.	0.03%	3/28/13	4/01/13	$ 94,482,956	$ 94,483,271
Bank of America Corp.	0.18%	3/28/13	4/01/13	112,991,000	112,993,260
Credit Suisse Group AG	0.00%	3/28/13	4/01/13	62,529,863	62,529,863
Deutsche Bank AG	0.11%	3/28/13	4/01/13	82,237,669	82,238,674

Total				$352,241,488	$352,245,068

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

67	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	16,694,725	$(466)
209	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	25,927,430	47,068
67	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	16,688,025	(563)
67	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	16,683,000	(563)
67	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	16,679,650	(1,308)
(364)	Euro-Bund	Eurex	June 2013	USD	(67,882,027)	24,530
(124)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	(27,336,188)	(1,370)
(1,212)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	(159,965,062)	(1,646,644)
(70)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2013	USD	(10,112,812)	(172,923)
(123)	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	(19,384,031)	(127,622)
(20)	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	(4,969,500)	(4,511)
(20)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	(4,965,250)	(5,181)
(20)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	(4,960,500)	(6,136)
(20)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	(4,954,500)	(7,136)

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

—	Financial futures contracts as of March 31, 2013 were as follows: (concluded)

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

(116)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(28,652,000)	(15,253)
(116)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	(28,604,150)	(15,650)
(116)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	(28,553,400)	(16,649)
(116)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	(28,502,650)	(16,791)

Total						$(1,967,168)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	5,310,000	USD	5,500,204	Barclays Plc	6/19/13	$(6,415)
CHF	9,995,281	EUR	8,190,000	UBS AG	6/19/13	35,931
EUR	8,190,000	CHF	10,024,617	Bank of America Corp.	6/19/13	(66,868)
EUR	10,660,000	USD	13,771,846	Citigroup, Inc.	6/19/13	(99,046)
JPY	1,207,782,700	USD	12,700,000	Standard Chartered Plc	6/19/13	137,903
USD	19,518,200	AUD	18,900,000	Westpac Banking Corp.	6/19/13	(35,965)
USD	10,974,206	EUR	8,580,000	Deutsche Bank AG	6/19/13	(30,731)
USD	13,719,740	EUR	10,660,000	Goldman Sachs Group, Inc.	6/19/13	46,940
USD	8,307,547	GBP	5,500,000	Bank of America Corp.	6/19/13	(45,812)
USD	7,880,000	JPY	747,956,204	Bank of America Corp.	6/19/13	(70,262)
USD	15,700,000	JPY	1,475,800,000	HSBC Holdings Plc	6/19/13	13,256

Total						$(121,069)

—	Over-the-counter options purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	25,500	$1,103,008
AUD Currency	Goldman Sachs Group, Inc.	Put	USD	1.00	5/24/13	AUD	10,700	25,880

Total								$1,128,888

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.23%	Receive	3-month LIBOR	8/27/13	USD	12,300	$20,591
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	2.42%	Receive	3-month LIBOR	3/07/14	USD	82,700	2,701,040
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.73%	Pay	3-month LIBOR	8/27/13	USD	17,500	140,866
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	2.42%	Pay	3-month LIBOR	3/07/14	USD	82,700	1,989,481
10-Year Interest Rate Swap	BNP Paribas SA	Put	3.25%	Pay	3-month LIBOR	2/01/16	USD	20,800	853,894
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.30%	Pay	3-month LIBOR	2/08/16	USD	20,800	828,949
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	7,000	191,594

Total									$6,726,415

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		51

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

—	Over-the-counter options written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	8,940	$(386,701)
USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	16,560	(613,010)

Total								$(999,711)

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.48%	Pay	3-month LIBOR	8/27/13	USD	12,300	$ (81,003)
5-Year Interest Rate Swap	Barclays Plc	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	500	(4,217)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/10/14	USD	14,300	(56,003)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	18,300	(71,700)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.40%	Pay	3-month LIBOR	2/17/15	USD	41,600	(408,533)
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.98%	Receive	3-month LIBOR	8/27/13	USD	17,500	(71,881)
5-Year Interest Rate Swap	Barclays Plc	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	500	(2,660)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/10/14	USD	14,300	(114,024)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	18,300	(146,215)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.40%	Receive	3-month LIBOR	2/17/15	USD	41,600	(464,988)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	14,000	(155,757)

Total									$(1,576,981)

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.40%[1]	3-month LIBOR	Chicago Mercantile	11/29/14	USD	3,000	$ (3,313)
0.36%[1]	3-month LIBOR	JPMorgan Chase & Co.	12/11/14	USD	249,900	(53,275)
0.41%[2]	3-month LIBOR	Barclays Plc	3/21/15	USD	218,000	(12,867)
0.41%[1]	3-month LIBOR	Deutsche Bank AG	3/22/15	USD	14,000	878
0.80%[2]	3-month LIBOR	Citigroup, Inc.	12/17/17	USD	3,500	(7,643)
0.95%[2]	3-month LIBOR	Deutsche Bank AG	4/02/18	USD	15,000	(11,625)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	25,020	(3,353,712)
1.75%[2]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	3,200	(48,589)
1.88%[1]	3-month LIBOR	Citigroup, Inc.	1/16/23	USD	2,500	15,348
1.90%[1]	3-month LIBOR	Royal Bank of Scotland Group Plc	1/28/23	USD	1,000	5,322
2.06%[2]	3-month LIBOR	BNP Paribas SA	2/05/23	USD	8,300	73,704
2.05%[2]	3-month LIBOR	Deutsche Bank AG	2/11/23	USD	8,300	61,687
2.52%[1]	3-month LIBOR	Deutsche Bank AG	9/04/42	USD	3,200	301,292
2.57%[1]	3-month LIBOR	Chicago Mercantile	11/29/42	USD	3,000	239,989
2.85%[1]	3-month LIBOR	Deutsche Bank AG	1/07/43	USD	15,000	354,509
2.85%[1]	3-month LIBOR	Credit Suisse Group AG	1/11/43	USD	10,000	238,638
3.03%[1]	3-month LIBOR	Credit Suisse Group AG	2/19/43	USD	2,900	(27,313)
3.01%[2]	3-month LIBOR	Credit Suisse Group AG	4/02/43	USD	4,400	6,098

Total						$(2,220,872)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/39	USD	1,836	$ (304)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/39	USD	1,836	(304)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Plc	1/12/41	USD	4,324	79,817
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citigroup, Inc.	1/12/41	USD	6,377	43,219
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/41	USD	1,952	(39,101)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Group, Inc.	1/12/41	USD	1,041	(514)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/41	USD	2,993	9,294
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/43	USD	1,174	(269)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/43	USD	723	(1,659)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse Group AG	1/12/43	USD	1,626	(2,248)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Group, Inc.	1/12/43	USD	1,265	(586)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/43	USD	2,800	18,718
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/43	USD	1,987	19,833

Total						$125,896

[1]	Fund pays the total return of the reference entity and receives the floating rate.
[2]	Fund pays the floating rate and receives the total return of the reference entity.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		53

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$19,430,742	–	$19,430,742
Corporate Bonds	–	70,100,333	–	70,100,333
Non-Agency Mortgage-Backed Securities	–	15,095,472	–	15,095,472
Project Loans	–	–	$55,561	55,561
U.S. Government Sponsored Agency Securities	–	1,590,135,277	2,292,683	1,592,427,960
U.S. Treasury Obligations	–	641,539,240	–	641,539,240
Options Purchased:
Foreign Currency Exchange Contracts	–	1,128,888	–	1,128,888
Interest Rate Contracts	–	6,726,415	–	6,726,415
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(776,321,649)	–	(776,321,649)

Total	–	$1,567,834,718	$2,348,244	$1,570,182,962

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$234,030	–	$234,030
Interest rate contracts	$ 71,598	1,468,346	–	1,539,944
Liabilities:
Foreign currency exchange contracts	–	(1,354,810)	–	(1,354,810)
Interest rate contracts	(2,038,766)	(5,140,303)	–	(7,179,069)

Total	$ (1,967,168)	$(4,792,737)	–	$(6,759,905)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 2,310,405	–	–	$2,310,405
Foreign currency at value	1,318,115	–	–	1,318,115
Cash pledged as collateral for financial futures contracts	3,670,000	–	–	3,670,000
Cash pledged as collateral for swap contracts	1,843,000	–	–	1,843,000
Liabilities:
Reverse repurchase agreements	–	$(352,241,488)	–	(352,241,488)
Cash received as collateral for swap contracts	–	(5,170,000)	–	(5,170,000)

Total	$ 9,141,520	$(357,411,488)	–	$(348,269,968)

There were no transfers between levels during the six months ended March 31, 2013.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Assets and Liabilities

March 31, 2013 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Assets

Investments at value – unaffiliated[1]	$3,051,230,107	$4,922,306,904	$288,215,092	$95,970,381	$2,346,504,611
Investments at value – affiliated[2]	4,569,717	2,124,309	5,558,450	20,497,191	–
Cash	3,136,093	–	10,400	3,740,233	2,310,405
Cash pledged as collateral for financial futures contracts	3,059,000	5,747,000	350,000	–	3,670,000
Cash pledged as collateral for swap contracts	7,548,000	6,533,000	20,000	–	1,843,000
Foreign currency at value[3]	–	863	657	208,284	1,318,115
Variation margin receivable	257,045	383,765	18,154	–	248,303
Investments sold receivable	268,494,406	35,767,528	–	838,891	72,620,494
TBA sale commitments receivable	1,247,305,444	–	25,763	–	774,377,015
Swap premiums paid	377	153,177	111,328	–	35,654
Unrealized appreciation on foreign currency exchange contracts	–	15,411,040	57,933	13,848	234,030
Unrealized appreciation on swaps	1,601,357	5,480,751	569,120	–	1,468,346
Capital shares sold receivable	3,400,051	10,653,361	92,291	1,361,224	2,601,112
Interest receivable	5,706,312	14,947,603	2,728,682	764,894	4,465,544
Receivable from Manager	40,933	76,013	3,316	472	76,076
Principal paydown receivable	23,551	–	–	–	518,122
Dividends receivable – unaffiliated	–	–	7,012	–	–
Dividends receivable – affiliated	916	28,720	699	1,601	48
Prepaid expenses	84,641	138,239	33,554	47,431	68,006
Other assets	190,406	70,181	70,030	–	726,719

Total assets	4,596,648,356	5,019,822,454	297,872,481	123,444,450	3,213,085,600

Liabilities

Bank overdraft	–	1,827	–	–	–
Options written at value[4]	7,351,389	13,001,335	52,624	–	2,576,692
TBA sale commitments at value[5]	1,249,148,673	–	25,785	–	776,321,649
Reverse repurchase agreements	278,895,755	184,844,088	907,565	693,623	352,241,488
Cash received as collateral for swap contracts	700,000	13,300,000	–	–	5,170,000
Variation margin payable	–	62,960	219,344	–	–
Investments purchased payable	1,704,715,552	15,200,000	7,594,866	22,918,503	965,197,079
Swap premiums received	874,180	1,164,650	350,642	27,792	108,897
Unrealized depreciation on foreign currency exchange contracts	–	4,906,517	–	–	355,099
Unrealized depreciation on swaps	3,073,302	1,299,198	90,585	241	3,563,322
Treasury rolls payable	–	–	1,098,685	–	–
Interest expense payable	43,151	4,490	–	2	3,580
Income dividends payable	1,646,528	–	70,281	82,970	1,012,081
Capital shares redeemed payable	5,560,094	15,426,663	95,158	361,026	2,618,854
Investment advisory fees payable	454,908	1,080,834	73,563	25,511	438,153
Service and distribution fees payable	349,744	1,014,831	4,341	23,615	325,630
Other affiliates payable	111,925	251,314	18,895	3,313	86,896
Officer’s and Trustees’ fees payable	11,457	24,142	6,824	6,045	10,899
Other accrued expenses payable	705,846	2,053,131	107,815	181,043	887,915

Total liabilities	3,253,642,504	253,635,980	10,716,973	24,323,684	2,110,918,234

Net Assets	$1,343,005,852	$4,766,186,474	$287,155,508	$99,120,766	$1,102,167,366

Net Assets Consist of

Paid-in capital	$1,341,628,185	$4,311,172,927	$262,595,536	$97,191,243	$1,114,894,982
Undistributed (distributions in excess of) net investment income	(19,898,740)	(1,736,559)	1,510,821	(26,895)	(5,928,018)
Accumulated net realized gain (loss)	7,262,247	57,331,133	(310,911)	302,349	(6,438,098)
Net unrealized appreciation/depreciation	14,014,160	399,418,973	23,360,062	1,654,069	(361,500)

Net Assets	$1,343,005,852	$4,766,186,474	$287,155,508	$99,120,766	$1,102,167,366

[1] Investments at cost – unaffiliated	$3,031,122,978	$4,539,216,216	$264,906,790	$94,335,717	$2,342,089,718
[2] Investments at cost – affiliated	$4,569,717	$2,124,309	$5,558,450	$20,497,191	–
[3] Foreign currency at cost	–	$863	$661	$215,598	$1,322,749
[4] Premiums received	$6,321,265	$14,511,532	$97,500	–	$3,206,999
[5] Proceeds from TBA sale commitments	$1,247,305,444	–	$25,763	–	$774,377,015

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		55

Statements of Assets and Liabilities (concluded)

March 31, 2013 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value

BlackRock
Net assets	$10,949,303	$430,622,468	$205,381,343	–	–

Shares outstanding[6]	1,088,131	36,511,740	18,756,127	–	–

Net asset value	$10.06	$11.79	$10.95	–	–

Institutional
Net assets	$546,202,322	$1,772,874,048	$61,078,740	$24,201,960	$166,045,429

Shares outstanding[6]	54,126,711	147,539,617	5,589,191	2,329,377	15,345,453

Net asset value	$10.09	$12.02	$10.93	$10.39	$10.82

Service
Net assets	$79,405,292	$82,419,954	–	–	$4,830,847

Shares outstanding[6]	7,878,012	6,884,301	–	–	446,679

Net asset value	$10.08	$11.97	–	–	$10.82

Investor A
Net assets	$421,147,580	$1,752,927,448	$20,695,425	$58,403,437	$686,152,097

Shares outstanding[6]	41,558,553	147,795,505	1,891,159	5,623,522	63,272,084

Net asset value	$10.13	$11.86	$10.94	$10.39	$10.84

Investor B
Net assets	$4,340,537	$5,892,812	–	–	$3,753,388

Shares outstanding[6]	429,785	505,072	–	–	347,276

Net asset value	$10.10	$11.67	–	–	$10.81

Investor B1
Net assets	–	–	–	–	$10,218,654

Shares outstanding[6]	–	–	–	–	945,585

Net asset value	–	–	–	–	$10.81

Investor C
Net assets	$280,960,818	$721,449,744	–	$16,515,369	$90,217,916

Shares outstanding[6]	27,849,133	61,383,056	–	1,589,254	8,329,061

Net asset value	$10.09	$11.75	–	$10.39	$10.83

Investor C1
Net assets	–	–	–	–	$107,066,558

Shares outstanding[6]	–	–	–	–	9,888,191

Net asset value	–	–	–	–	$10.83

Class R
Net assets	–	–	–	–	$33,882,477

Shares outstanding[6]	–	–	–	–	3,124,906

Net asset value	–	–	–	–	$10.84

    6 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Operations

Six Months Ended March 31, 2013 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income

Interest	$12,212,766	$43,509,751	$5,742,747	$1,840,973	$9,071,253
Dividends – unaffiliated	–	–	35,764	–	–
Dividends – affiliated	8,259	62,665	4,810	4,434	2,596

Total income	12,221,025	43,572,416	5,783,321	1,845,407	9,073,849

Expenses

Investment advisory	3,898,922	9,214,174	716,827	172,749	2,824,620
Service and distribution – class specific	2,198,312	6,428,197	30,298	111,763	1,990,534
Transfer agent – class specific	750,147	3,617,476	69,373	24,913	1,075,611
Administration	476,251	1,507,541	107,524	25,912	389,554
Custodian	182,414	94,985	10,810	11,496	114,453
Administration – class specific	176,989	398,617	35,825	8,524	132,580
Registration	88,031	166,195	28,886	20,919	57,231
Professional	42,415	52,545	39,441	82,822	44,520
Printing	25,094	105,281	6,975	21,573	27,464
Officer and Trustees	21,428	52,330	11,371	9,524	18,952
Miscellaneous	48,513	116,228	17,685	22,665	61,675
Recoupment of past waived fees – class specific	–	86,149	1,316	2,002	4,878

Total expenses excluding interest expense	7,908,516	21,839,718	1,076,331	514,862	6,742,072
Interest expense[1]	128,392	75,392	580	–	64,530

Total expenses	8,036,908	21,915,110	1,076,911	514,862	6,806,602
Less fees waived by Manager	(992,321)	(2,954,640)	(294,142)	(116,383)	(380,219)
Less administration fees waived	–	–	–	(1,394)	–
Less administration fees waived – class specific	(81,899)	(204,366)	(33,989)	(7,820)	(129,061)
Less transfer agent fees waived – class specific	(7,854)	(21,855)	(570)	(693)	(17,744)
Less transfer agent fees reimbursed – class specific	(211,078)	(393,382)	(18,524)	(19,682)	(438,319)
Less fees paid indirectly	(80)	(151)	(1)	(2)	(87)
Less expenses reimbursed by Manager	–	–	–	(13,963)	–

Total expenses after fees waived, reimbursed and paid indirectly	6,743,676	18,340,716	729,685	354,925	5,841,172

Net investment income	5,477,349	25,231,700	5,053,636	1,490,482	3,232,677

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	4,561,929	71,038,198	4,479,581	324,716	1,992,348
Securities sold short	–	–	–	–	(40)
Capital gain distributions received from affiliated investment companies	35	1,798	10	20	1,616
Options written	1,995,115	(1,504,544)	111,496	–	78,241
Financial futures contracts	1,436,711	7,207,576	(3,186,707)	–	881,953
Swaps	(206,835)	4,273,175	8,768	155	(4,083,725)
Foreign currency transactions	–	(2,277,267)	(54,514)	(3,346)	2,379,137

	7,786,955	78,738,936	1,358,634	321,545	1,249,530

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(16,115,264)	(105,699,965)	(9,745,142)	904,558	(11,983,281)
Options written	4,951,455	4,241,507	(52,548)	–	310,830
Financial futures contracts	(2,198,781)	(1,290,418)	89,301	–	(1,991,911)
Swaps	(5,759,247)	1,507,041	352,001	(241)	4,982,581
Foreign currency translations	–	12,455,832	86,771	36,241	(136,636)

	(19,121,837)	(88,786,003)	(9,269,617)	940,558	(8,818,417)

Total realized and unrealized gain	(11,334,882)	(10,047,067)	(7,910,983)	1,262,103	(7,568,887)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,857,533)	$15,184,633	$(2,857,347)	$2,752,585	$(4,336,210)

1 See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		57

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$5,477,349	$24,048,108	$25,231,700	$57,175,326
Net realized gain	7,786,955	44,782,984	78,738,936	90,326,162
Net change in unrealized appreciation/depreciation	(19,121,837)	(3,732,490)	(88,786,003)	228,680,866

Net increase (decrease) in net assets resulting from operations	(5,857,533)	65,098,602	15,184,633	376,182,354

Dividends and Distributions to Shareholders From

Net investment income:
BlackRock	(246,209)	(820,031)[1]	(2,641,475)	(7,758,074)	[1]
Institutional	(10,739,724)	(20,656,400)[1]	(11,104,634)	(28,585,360)	[1]
Service	(1,269,763)	(2,047,911)[1]	(475,606)	(1,459,613)	[1]
Investor A	(7,186,938)	(13,426,203)[1]	(11,036,203)	(28,230,422)	[1]
Investor B	(58,657)	(182,372)[1]	(31,435)	(105,133)	[1]
Investor C	(3,656,883)	(8,170,710)[1]	(3,630,040)	(10,292,553)	[1]
Net realized gain:
BlackRock	(275,190)	(121,449)[1]	(7,712,338)	(1,848,397)	[1]
Institutional	(12,170,039)	(5,841,341)[1]	(32,413,915)	(6,535,363)	[1]
Service	(1,571,469)	(564,091)[1]	(1,453,089)	(371,577)	[1]
Investor A	(8,939,136)	(4,035,155)[1]	(32,008,911)	(7,865,102)	[1]
Investor B	(100,503)	(81,146)[1]	(113,183)	(37,222)	[1]
Investor C	(5,998,334)	(3,356,857)[1]	(12,961,821)	(3,342,670)	[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(52,212,845)	(59,303,666)	(115,582,650)	(96,431,486)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(89,075,030)	379,131,090	(499,771,472)	959,475,494

Net Assets

Total increase (decrease) in net assets	(147,145,408)	384,926,026	(600,169,489)	1,239,226,362
Beginning of period	1,490,151,260	1,105,225,234	5,366,355,963	4,127,129,601

End of period	$1,343,005,852	$1,490,151,260	$4,766,186,474	$5,366,355,963

Undistributed (distributions in excess of) net investment income	$(19,898,740)	$(2,217,915)	$(1,736,559)	$1,951,134

1 Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Changes in Net Assets (continued)

	BlackRock Long Duration Bond Portfolio		BlackRock Secured Credit Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$5,053,636	$10,101,230	$1,490,482	$1,879,708
Net realized gain	1,358,634	26,470,654	321,545	2,158,436
Net change in unrealized appreciation/depreciation	(9,269,617)	(3,744,687)	940,558	378,357

Net increase (decrease) in net assets resulting from operations	(2,857,347)	32,827,197	2,752,585	4,416,501

Dividends and Distributions to Shareholders From

Net investment income:
BlackRock	(3,514,986)	(7,830,940)[1]	–	–
Institutional	(1,050,909)	(2,281,015)[1]	(509,124)	(780,489)	[1]
Investor A	(372,191)	(781,301)[1]	(668,041)	(578,401)	[1]
Investor C	–	–	(261,543)	(349,027)	[1]
Net realized gain:
BlackRock	(15,307,321)	(6,893,127)[1]	–	–
Institutional	(5,004,911)	(2,205,750)[1]	(733,557)	(339,073)	[1]
Investor A	(2,097,865)	(679,108)[1]	(788,372)	(305,355)	[1]
Investor C	–	–	(479,296)	(255,573)	[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(27,348,183)	(20,671,241)	(3,439,933)	(2,607,918)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	35,288,081	(22,971,771)	40,861,157	(33,390,912)

Redemption Fees

Redemption fees	–	–	28,473	486

Net Assets

Total increase (decrease) in net assets	5,082,551	(10,815,815)	40,202,282	(31,581,843)
Beginning of period	282,072,957	292,888,772	58,918,484	90,500,327

End of period	$287,155,508	$282,072,957	$99,120,766	$58,918,484

Undistributed (distributions in excess of) net investment income	$1,510,821	$1,395,271	$(26,895)	$(78,669)

1 Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		59

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$3,232,677	$13,640,579
Net realized gain	1,249,530	23,259,182
Net change in unrealized appreciation/depreciation.	(8,818,417)	(656,181)

Net increase (decrease) in net assets resulting from operations	(4,336,210)	36,243,580

Dividends and Distributions to Shareholders From

Net investment income:
BlackRock	–	(3)	[1]
Institutional	(1,579,928)	(3,144,658)	[1]
Service	(41,261)	(87,851)	[1]
Investor A	(5,676,050)	(10,947,605)	[1]
Investor B	(17,641)	(46,071)	[1]
Investor B1	(73,242)	(319,613)	[1]
Investor C	(378,372)	(689,477)	[1]
Investor C1	(545,232)	(1,106,758)	[1]
Class R	(221,419)	(465,858)	[1]
Net realized gain:
Institutional	–	(2,786,535)	[1]
Service	–	(116,514)	[1]
Investor A	–	(11,970,783)	[1]
Investor B	–	(142,730)	[1]
Investor B1	–	(608,884)	[1]
Investor C	–	(1,762,743)	[1]
Investor C1	–	(1,988,750)	[1]
Class R	–	(623,065)	[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(8,533,145)	(36,807,898)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(82,438,209)	(94,702,241)

Net Assets

Total decrease in net assets	(95,307,564)	(95,266,559)
Beginning of period	1,197,474,930	1,292,741,489

End of period	$1,102,167,366	$1,197,474,930

Undistributed (distributions in excess of) net investment income	$(5,928,018)	$(627,550)

1 Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock								Institutional
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,						Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010	2009	2008				2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 10.47		$10.44	$10.45	$10.28	$9.73	$9.44		$ 10.49		$10.47	$10.47	$10.31	$9.75	$9.45

Net investment income[1]	0.06		0.23	0.29	0.28	0.31	0.23		0.06		0.23	0.28	0.29	0.37	0.59
Net realized and unrealized gain (loss)	(0.09)		0.33	0.40	0.41	0.66	0.55		(0.08)		0.32	0.42	0.39	0.60	0.20

Net increase (decrease) from investment operations	(0.03)		0.56	0.69	0.69	0.97	0.78		(0.02)		0.55	0.70	0.68	0.97	0.79

Dividends and distributions from:
Net investment income	(0.18)		(0.41)[2]	(0.34)[2]	(0.33)[2]	(0.42)[2]	(0.49)	[2]	(0.18)		(0.41)[2]	(0.34)[2]	(0.33)[2]	(0.41)[2]	(0.49)[2]
Net realized gain	(0.20)		(0.12)[2]	(0.36)[2]	(0.19)[2]	–	–		(0.20)		(0.12)[2]	(0.36)[2]	(0.19)[2]	–	–

Total dividends and distributions	(0.38)		(0.53)	(0.70)	(0.52)	(0.42)	(0.49)		(0.38)		(0.53)	(0.70)	(0.52)	(0.41)	(0.49)

Net asset value, end of period	$ 10.06		$10.47	$10.44	$10.45	$10.28	$9.73		$ 10.09		$10.49	$10.47	$10.47	$10.31	$9.75

Total Investment Return[3]

Based on net asset value	(0.25)%	[4]	5.59%	6.96%	6.95%	10.09%	8.36%		(0.17)%	[4]	5.45%	7.02%	6.80%	10.17%	8.43%

Ratios to Average Net Assets

Total expenses	0.76%	[5]	0.74%	0.78%	0.70%	0.81%	0.87%		0.79%	[5]	0.82%	0.82%	0.81%	0.81%	0.97%

Total expenses after fees waived, reimbursed and paid indirectly	0.54%	[5]	0.54%	0.52%	0.52%	0.51%	0.56%		0.57%	[5]	0.57%	0.55%	0.55%	0.48%	0.57%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%	[5]	0.52%	0.52%	0.52%	0.51%	0.45%		0.55%	[5]	0.55%	0.55%	0.54%	0.48%	0.48%

Net investment income	1.14%	[5]	2.18%	2.82%	2.85%	2.91%	4.98%		1.11%	[5]	2.25%	2.71%	2.83%	3.63%	4.71%

Supplemental Data

Net assets, end of period (000)	$ 10,949		$13,349	$5,587	$781	$40,982	$353		$546,202		$622,556	$462,058	$557,610	$578,224	$272,840

Portfolio turnover	398%	[6]	741% [7]	743% [8]	847% [9]	1,435% [10]	2,637%[1]	[1]	398%	[6]	741% [7]	743% [8]	847% [9]	1,435% [10]	2,637%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 244%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 247%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		61

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service							Investor A

	Six Months Ended March 31, 2013	Year Ended September 30,						Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008		(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 10.48	$ 10.45	$ 10.46	$ 10.29	$ 9.73	$ 9.44		$ 10.54	$ 10.51	$ 10.51	$ 10.34	$ 9.78	$ 9.49

Net investment income[1]	0.04	0.20	0.24	0.26	0.33	0.51		0.04	0.20	0.24	0.26	0.33	0.53
Net realized and unrealized gain (loss)	(0.08)	0.32	0.41	0.39	0.61	0.24		(0.09)	0.32	0.42	0.39	0.61	0.21

Net increase (decrease) from investment operations	(0.04)	0.52	0.65	0.65	0.94	0.75		(0.05)	0.52	0.66	0.65	0.94	0.74

Dividends and distributions from:
Net investment income	(0.16)	(0.37)[2]	(0.30)[2]	(0.29)[2]	(0.38)[2]	(0.46)	[2]	(0.16)	(0.37)[2]	(0.30)[2]	(0.29)[2]	(0.38)[2]	(0.45)[2]
Net realized gain	(0.20)	(0.12)[2]	(0.36)[2]	(0.19)[2]	–	–		(0.20)	(0.12)[2]	(0.36)[2]	(0.19)[2]	–	–

Total dividends and distributions	(0.36)	(0.49)	(0.66)	(0.48)	(0.38)	(0.46)		(0.36)	(0.49)	(0.66)	(0.48)	(0.38)	(0.45)

Net asset value, end of period	$ 10.08	$ 10.48	$ 10.45	$ 10.46	$ 10.29	$ 9.73		$ 10.13	$ 10.54	$ 10.51	$ 10.51	$ 10.34	$ 9.78

Total Investment Return[3]

Based on net asset value	(0.34)%[4]	5.19%	6.55%	6.53%	9.83%	8.03%		(0.43)%[4]	5.18%	6.62%	6.50%	9.74%	7.91%

Ratios to Average Net Assets

Total expenses	1.10%[5]	1.11%	1.15%	1.10%	1.07%	1.16%		1.04%[5]	1.06%	1.07%	1.06%	1.09%	1.21%

Total expenses excluding recoupment of past waived fees	1.10%[5]	1.11%	1.15%	1.10%	1.07%	1.16%		1.04%[5]	1.06%	1.07%	1.06%	1.09%	1.21%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[5]	0.92%	0.90%	0.91%	0.81%	0.84%		0.90%[5]	0.91%	0.91%	0.90%	0.85%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[5]	0.90%	0.90%	0.90%	0.81%	0.75%		0.89%[5]	0.90%	0.91%	0.90%	0.85%	0.81%

Net investment income	0.77%[5]	1.88%	2.37%	2.50%	3.29%	4.34%		0.77%[5]	1.90%	2.36%	2.47%	3.22%	4.20%

Supplemental Data

Net assets, end of period (000)	$ 79,405	$79,211	$35,929	$43,281	$ 29,809	$ 15,688		$421,148	$457,537	$323,201	$370,680	$312,343	$ 61,896

Portfolio turnover	398%[6]	741% [7]	743% [8]	847% [9]	1,435% [10]	2,637%[1]	[1]	398%[6]	741% [7]	743% [8]	847% [9]	1,435% [10]	2,637%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 244%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 247%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B								Investor C

	Six Months Ended March 31, 2013	Year Ended September 30,							Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012		2011	2010	2009	2008		(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 10.50	$ 10.47		$ 10.48	$ 10.31	$ 9.75	$ 9.45		$ 10.49	$ 10.46	$ 10.47	$ 10.30	$ 9.74	$ 9.45

Net investment income (loss)[1]	(0.00)[2]	0.12		0.16	0.17	0.25	0.34		0.00[3]	0.12	0.17	0.18	0.26	0.37
Net realized and unrealized gain (loss)	(0.08)	0.32		0.41	0.40	0.61	0.34		(0.08)	0.32	0.40	0.39	0.60	0.30

Net increase (decrease) from investment operations	(0.08)	0.44		0.57	0.57	0.86	0.68		(0.08)	0.44	0.57	0.57	0.86	0.67

Dividends and distributions from:
Net investment income	(0.12)	(0.29)	[4]	(0.22)[4]	(0.21)[4]	(0.30)[4]	(0.38)	[4]	(0.12)	(0.29)[4]	(0.22)[4]	(0.21)[4]	(0.30)[4]	(0.38)[4]
Net realized gain	(0.20)	(0.12)	[4]	(0.36)[4]	(0.19)[4]	–	–		(0.20)	(0.12)[4]	(0.36)[4]	(0.19)[4]	–	–

Total dividends and distributions	(0.32)	(0.41)		(0.58)	(0.40)	(0.30)	(0.38)		(0.32)	(0.41)	(0.58)	(0.40)	(0.30)	(0.38)

Net asset value, end of period	$ 10.10	$ 10.50		$ 10.47	$ 10.48	$ 10.31	$ 9.75		$ 10.09	$ 10.49	$ 10.46	$ 10.47	$ 10.30	$ 9.74

Total Investment Return[5]

Based on net asset value	(0.76)%[6]	4.34%		5.70%	5.67%	8.91%	7.20%		(0.72)%[6]	4.39%	5.74%	5.74%	8.99%	7.13%

Ratios to Average Net Assets

Total expenses	1.90%[7]	1.88%		1.87%	1.87%	1.88%	2.03%		1.81%[7]	1.82%	1.82%	1.81%	1.82%	1.98%

Total expenses after fees waived, reimbursed and paid indirectly	1.77%[7]	1.73%		1.71%	1.71%	1.64%	1.72%		1.68%[7]	1.67%	1.66%	1.65%	1.58%	1.66%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.75%[7]	1.71%		1.71%	1.71%	1.64%	1.62%		1.66%[7]	1.66%	1.66%	1.65%	1.57%	1.57%

Net investment income (loss)	(0.10)%[7]	1.12%		1.55%	1.66%	2.48%	3.60%		0.00%[7]	1.16%	1.60%	1.73%	2.52%	3.58%

Supplemental Data

Net assets, end of period (000)	$ 4,341	$ 5,778		$ 7,518	$11,961	$ 20,119	$10,556		$280,961	$311,721	$270,931	$358,606	$365,279	$43,229

Portfolio turnover	398%[8]	741%	[9]	743% [10]	847% [11]	1,435% [12]	2637%[1]	[3]	398%[8]	741% [9]	743% [10]	847% [11]	1,435% [12]	2637%[13]

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Amount is less than $0.005 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 244%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 247%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[13]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		63

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock							Institutional

	Six Months Ended March 31, 2013	Year Ended September 30,						Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008		(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 12.00	$ 11.27	$ 11.19	$ 10.46	$ 9.84	$ 9.87		$ 12.23	$ 11.49	$ 11.40	$ 10.66	$ 10.04	$ 10.06

Net investment income[1]	0.07	0.19	0.43	0.23	0.35	0.80		0.07	0.18	0.44	0.22	0.14	0.79
Net realized and unrealized gain (loss)	(0.01)	0.80	0.44	0.74	0.39	(0.10)		(0.01)	0.82	0.43	0.76	0.60	(0.08)

Net increase from investment operations	0.06	0.99	0.87	0.97	0.74	0.70		0.06	1.00	0.87	0.98	0.74	0.71

Dividends and distributions from:
Net investment income	(0.07)	(0.21)[2]	(0.43)[2]	(0.21)[2]	(0.12)[2]	(0.69)	[2]	(0.07)	(0.21)[2]	(0.42)[2]	(0.21)[2]	(0.12)[2]	(0.69)[2]
Net realized gain	(0.20)	(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.04)	[2]	(0.20)	(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.04)[2]

Total dividends and distributions	(0.27)	(0.26)	(0.79)	(0.24)	(0.12)	(0.73)		(0.27)	(0.26)	(0.78)	(0.24)	(0.12)	(0.73)

Net asset value, end of period	$ 11.79	$ 12.00	$ 11.27	$ 11.19	$ 10.46	$ 9.84		$ 12.02	$ 12.23	$ 11.49	$ 11.40	$ 10.66	$ 10.04

Total Investment Return[4]

Based on net asset value	0.47%[5]	8.86%	8.21%	9.45%	7.58%	6.97%		0.46%[5]	8.76%	8.10%	9.30%	7.40%	6.88%

Ratios to Average Net Assets

Total expenses	0.47%[6]	0.47%	0.50%	0.52%	0.59%	0.68%		0.55%[6]	0.56%	0.60%	0.58%	0.64%	0.69%

Total expenses excluding recoupment of past waived fees	0.47%[6]	0.47%	0.50%	0.52%	0.59%	0.68%		0.55%[6]	0.55%	0.59%	0.58%	0.64%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%[6]	0.32%	0.32%	0.32%	0.32%	0.34%		0.43%[6]	0.43%	0.43%	0.40%	0.39%	0.38%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%[6]	0.32%	0.32%	0.32%	0.31%	0.30%		0.43%[6]	0.43%	0.43%	0.40%	0.38%	0.34%

Net investment income	1.26%[6]	1.64%	3.94%	2.08%	3.43%	7.62%		1.18%[6]	1.49%	3.91%	2.00%	1.37%	7.38%

Supplemental Data

Net assets, end of period (000)	$430,622	$455,027	$416,631	$339,249	$117,605	$12,573		$1,772,874	$1,937,316	$1,362,286	$968,736	$380,280	$86,495

Portfolio turnover	40%	120%	131%	213%	193% [7]	249%[8]		40%	120%	131%	213%	193% [7]	249%[8]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service								Investor A
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,						Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010	2009	2008				2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 12.20		$11.49	$11.40	$10.67	$10.06	$10.09		$ 12.09		$11.39	$11.30	$10.57	$9.97	$10.00

Net investment income[1]	0.05		0.15	0.41	0.19	0.21	0.78		0.06		0.13	0.39	0.18	0.17	0.84
Net realized and unrealized gain (loss)	(0.02)		0.80	0.44	0.75	0.50	(0.11)		(0.03)		0.81	0.45	0.76	0.53	(0.18)

Net increase from investment operations	0.03		0.95	0.85	0.94	0.71	0.67		0.03		0.94	0.84	0.94	0.70	0.66

Dividends and distributions from:
Net investment income	(0.06)		(0.19)[2]	(0.40)[2]	(0.18)[2]	(0.10)[2]	(0.66)	[2]	(0.06)		(0.19)[2]	(0.39)[2]	(0.18)[2]	(0.10)[2]	(0.65)[2]
Net realized gain	(0.20)		(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.04)	[2]	(0.20)		(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.04)[2]

Total dividends and distributions	(0.26)		(0.24)	(0.76)	(0.21)	(0.10)	(0.70)		(0.26)		(0.24)	(0.75)	(0.21)	(0.10)	(0.69)

Net asset value, end of period	$ 11.97		$12.20	$11.49	$11.40	$10.67	$10.06		$ 11.86		$12.09	$11.39	$11.30	$10.57	$9.97

Total Investment Return[4]

Based on net asset value	0.26%	[5]	8.38%	7.84%	8.98%	7.16%	6.49%		0.26%	[5]	8.33%	7.83%	9.03%	7.11%	6.52%

Ratios to Average Net Assets

Total expenses	0.87%	[6]	0.86%	0.85%	0.86%	0.91%	0.95%		0.93%	[6]	0.95%	0.98%	0.95%	1.02%	0.99%

Total expenses excluding recoupment of past waived fees	0.86%	[6]	0.86%	0.85%	0.86%	0.91%	0.95%		0.93%	[6]	0.95%	0.98%	0.95%	1.02%	0.99%

Total expenses after fees waived, reimbursed and paid indirectly	0.75%[6]		0.73%	0.70%	0.69%	0.67%	0.64%		0.76%	[6]	0.76%	0.76%	0.74%	0.70%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%	[6]	0.73%	0.70%	0.68%	0.66%	0.61%		0.76%	[6]	0.76%	0.76%	0.74%	0.69%	0.63%

Net investment income	0.87%	[6]	1.23%	3.61%	1.72%	2.04%	7.29%		0.99%	[6]	1.12%	3.50%	1.69%	1.70%	7.89%

Supplemental Data

Net assets, end of period (000)	$82,420		$88,555	$84,824	$79,862	$50,524	$11,071		$1,752,927		$2,089,999	$1,542,505	$1,427,762	$775,914	$209,192

Portfolio turnover	40%		120%	131%	213%	193% [7]	249%[8]		40%		120%	131%	213%	193% [7]	249%[8]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		65

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B								Investor C
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,						Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010	2009	2008				2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 11.93		$11.29	$11.22	$10.52	$9.99	$10.01		$ 12.01		$11.36	$11.29	$10.58	$10.04	$10.06

Net investment income (loss)[1]	0.01		0.05	0.29	0.11	(0.20)	0.61		0.01		0.06	0.31	0.11	(0.02)	0.68
Net realized and unrealized gain (loss)	(0.02)		0.79	0.45	0.74	0.81	(0.02)		(0.01)		0.80	0.44	0.76	0.64	(0.09)

Net increase (decrease) from investment operations	(0.01)		0.84	0.74	0.85	0.61	0.59		–		0.86	0.75	0.87	0.62	0.59

Dividends and distributions from:
Net investment income	(0.05)		(0.15)[2]	(0.31)[2]	(0.12)[2]	(0.08)[2]	(0.57)	[2]	(0.06)		(0.16)[2]	(0.32)[2]	(0.13)[2]	(0.08)[2]	(0.57)[2]
Net realized gain	(0.20)		(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.04)	[2]	(0.20)		(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.04)[2]

Total dividends and distributions	(0.25)		(0.20)	(0.67)	(0.15)	(0.08)	(0.61)		(0.26)		(0.21)	(0.68)	(0.16)	(0.08)	(0.61)

Net asset value, end of period	$ 11.67		$11.93	$11.29	$11.22	$10.52	$9.99		$ 11.75		$12.01	$11.36	$11.29	$10.58	$10.04

Total Investment Return[4]

Based on net asset value	(0.08)%	[5]	7.55%	6.98%	8.20%	6.08%	5.79%		(0.07)%	[5]	7.62%	7.00%	8.29%	6.16%	5.77%

Ratios to Average Net Assets

Total expenses	1.64%	[6]	1.63%	1.66%	1.67%	1.74%	1.79%		1.56%	[6]	1.57%	1.60%	1.61%	1.70%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly	1.53%	[6]	1.51%	1.51%	1.50%	1.45%	1.45%		1.45%	[6]	1.45%	1.45%	1.44%	1.45%	1.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	[6]	1.51%	1.51%	1.50%	1.44%	1.42%		1.45%	[6]	1.44%	1.45%	1.44%	1.44%	1.39%

Net investment income (loss)	0.20%	[6]	0.45%	2.66%	0.99%	(2.00)%	5.78%		0.21%	[6]	0.50%	2.80%	0.98%	(0.15)%	6.38%

Supplemental Data

Net assets, end of period (000)	$ 5,893		$7,301	$8,815	$11,416	$12,605	$14,529		$721,450		$788,158	$712,070	$668,608	$381,278	$152,298

Portfolio turnover	40%		120%	131%	213%	193% [7]	249%[8]		40%		120%	131%	213%	193% [7]	249%[8]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[8]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock Long Duration Bond Portfolio

	BlackRock											Institutional
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,								Period October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,								Period October 19, 2007[1] to September 30, 2008
			2012		2011		2010		2009					2012		2011		2010		2009

Per Share Operating Performance

Net asset value, beginning of period	$ 12.21		$ 11.68		$ 11.45		$ 10.54		$ 9.06		$ 10.00	$ 12.18		$ 11.66		$ 11.43		$ 10.54		$ 9.05		$ 10.00

Net investment income[2]	0.21		0.45		0.49		0.51		0.50		0.48	0.20		0.43		0.48		0.48		0.49		0.47
Net realized and unrealized gain (loss)	(0.30)		1.05		0.71		0.96		1.50		(0.95)	(0.28)		1.04		0.71		0.96		1.51		(0.95)

Net increase (decrease) from investment operations	(0.09)		1.50		1.20		1.47		2.00		(0.47)	(0.08)		1.47		1.19		1.44		2.00		(0.48)

Dividends and distributions from:
Net investment income	(0.20)		(0.44)	[3]	(0.48)	[3]	(0.52)	[3]	(0.50)	[3]	(0.47)[3]	(0.20)		(0.42)	[3]	(0.47)	[3]	(0.51)	[3]	(0.49)	[3]	(0.47)[3]
Net realized gain	(0.97)		(0.53)	[3]	(0.49)	[3]	(0.04)	[3]	(0.02)	[3]	–	(0.97)		(0.53)	[3]	(0.49)	[3]	(0.04)	[3]	(0.02)	[3]	–

Total dividends and distributions	(1.17)		(0.97)		(0.97)		(0.56)		(0.52)		(0.47)	(1.17)		(0.95)		(0.96)		(0.55)		(0.51)		(0.47)

Net asset value, end of period	$ 10.95		$ 12.21		$ 11.68		$ 11.45		$ 10.54		$ 9.06	$ 10.93		$ 12.18		$ 11.66		$ 11.43		$ 10.54		$ 9.05

Total Investment Return[4]

Based on net asset value	(0.86)%	[5]	13.61%		11.96%		14.53%		22.65%		(4.97)%[5]	(0.83)%	[5]	13.43%		11.86%		14.24%		22.75%		(5.10)%[5]

Ratios to Average Net Assets

Total expenses	0.68%	[6]	0.69%		0.70%		0.68%		0.71%		1.01%[6]	0.82%	[6]	0.83%		0.84%		0.70%		0.72%		0.96%[6]

Total expenses excluding recoupment of past waived fees	0.68%	[6]	0.69%		0.70%		0.68%		0.71%		1.01%[6]	0.82%	[6]	0.83%		0.84%		0.70%		0.72%		0.96%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.45%	[6]	0.45%		0.45%		0.45%		0.42%		0.53%[6]	0.55%	[6]	0.55%		0.55%		0.49%		0.45%		0.53%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	[6]	0.45%		0.45%		0.45%		0.41%		0.40%[6]	0.55%	[6]	0.55%		0.55%		0.49%		0.45%		0.42%[6]

Net investment income	3.58%	[6]	3.83%		4.59%		4.86%		5.16%		5.11%[6]	3.48%	[6]	3.71%		4.51%		4.62%		5.15%		4.96%[6]

Supplemental Data

Net assets, end of period (000)	$205,381		$195,167		$227,009		$273,303		$220,731		$146,251	$ 61,079		$ 61,711		$ 51,253		$ 2,329		$ 20,135		$ 20,277

Portfolio turnover	30%	[7]	86%	[8]	104%	[9]	137%	[10]	166%	[11]	652%[12]	30%	[7]	86%	[8]	104%	[9]	137%	[10]	166%	[11]	652%[12]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 29%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		67

Financial Highlights (concluded)	BlackRock Long Duration Bond Portfolio

	Investor A
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,				Period October 19, 2007[1] to September 30, 2008
		2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$ 12.20	$ 11.68	$ 11.45	$ 10.54	$ 9.02	$ 10.00

Net investment income[2]	0.18	0.39	0.44	0.47	0.47	0.44
Net realized and unrealized gain (loss)	(0.29)	1.05	0.71	0.95	1.54	(0.98)

Net increase (decrease) from investment operations	(0.11)	1.44	1.15	1.42	2.01	(0.54)

Dividends and distributions from:
Net investment income	(0.18)	(0.39)[3]	(0.43)[3]	(0.47)[3]	(0.47)[3]	(0.44)[3]
Net realized gain	(0.97)	(0.53)[3]	(0.49)[3]	(0.04)[3]	(0.02)[3]	–

Total dividends and distributions	(1.15)	(0.92)	(0.92)	(0.51)	(0.49)	(0.44)

Net asset value, end of period	$ 10.94	$ 12.20	$ 11.68	$ 11.45	$ 10.54	$ 9.02

Total Investment Return[4]

Based on net asset value	(1.08)%[5]	13.07%	11.47%	14.05%	22.81%	(5.70)%[5]

Ratios to Average Net Assets

Total expenses	1.16%[6]	1.07%	1.12%	1.09%	1.02%	1.26%[6]

Total expenses excluding recoupment of past waived fees	1.14%[6]	1.07%	1.11%	1.09%	1.02%	1.26%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.89%[6]	0.85%	0.90%	0.88%	0.74%	0.81%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%[6]	0.85%	0.90%	0.87%	0.74%	0.73%[6]

Net investment income	3.14%[6]	3.33%	4.16%	4.42%	4.64%	4.59%[6]

Supplemental Data

Net assets, end of period (000)	$ 20,695	$25,195	$ 14,626	$ 14,043	$ 13,218	$ 391

Portfolio turnover	30%[7]	86%[8]	104%[9]	137%[10]	166%[11]	652%[12]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 29%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional				Investor A
	Six Months Ended March 31, 2013	Year Ended September 30,		Period February 26, 2010[1] to September 30, 2010	Six Months Ended March 31, 2013	Year Ended September 30,		Period February 26, 2010[1] to September 30, 2010
	(Unaudited)	2012	2011		(Unaudited)	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$ 10.54	$ 10.20	$ 10.56	$ 10.00	$ 10.53	$ 10.20	$ 10.55	$ 10.00

Net investment income[2]	0.25	0.38	0.43	0.16	0.22	0.35	0.40	0.17
Net realized and unrealized gain (loss)	0.20[3]	0.48 [3]	(0.25)	0.53	0.23[3]	0.48 [3]	(0.24)	0.49

Net increase from investment operations	0.45	0.86	0.18	0.69	0.45	0.83	0.16	0.66

Dividends and distributions from:
Net investment income	(0.24)	(0.34)[4]	(0.39)[4]	(0.13)[4]	(0.23)	(0.32)[4]	(0.36)[4]	(0.11)[4]
Net realized gain	(0.36)	(0.18)[4]	(0.15)[4]	–	(0.36)	(0.18)[4]	(0.15)[4]	–

Total dividends and distributions	(0.60)	(0.52)	(0.54)	(0.13)	(0.59)	(0.50)	(0.51)	(0.11)

Net asset value, end of period	$ 10.39	$ 10.54	$ 10.20	$ 10.56	$ 10.39	$ 10.53	$ 10.20	$ 10.55

Total Investment Return[5]

Based on net asset value	4.38%[6]	8.74%	1.75%	6.91%[6]	4.34%[6]	8.37%	1.59%	6.64%[6]

Ratios to Average Net Assets

Total expenses	1.21%[7]	1.47%	1.13%	1.08%[7,8]	1.35%[7]	1.76%	1.46%	1.41%[7,8]

Total expenses excluding recoupment of past waived fees	1.21%[7]	1.47%	1.13%	1.08%[7,8]	1.34%[7]	1.76%	1.46%	1.41%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[7]	0.85%	0.86%	0.70%[7]	0.95%[7]	1.10%	1.11%	0.94%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense .	0.70%[7]	0.70%	0.70%	0.70%[7]	0.95%[7]	0.95%	0.95%	0.94%[7]

Net investment income	4.77%[7]	3.69%	4.13%	2.63%[7]	4.25%[7]	3.42%	3.88%	2.72%[7]

Supplemental Data

Net assets, end of period (000)	$24,202	$21,879	$58,353	$78,510	$58,403	$22,199	$17,579	$17,908

Portfolio turnover	85%	507% [9]	589% [10]	349%[11]	85%	507% [9]	589% [10]	349%[11]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Includes redemption fees, which are less than $0.005 per share.
4	Dividends and distributions are determined in accordance with federal income tax regulations.
5	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
6	Aggregate total investment return.
7	Annualized.
8	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.
9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 316%.
10	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
11	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		69

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,		Period February 26, 2010[1] to September 30, 2010
		2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$ 10.54	$ 10.20	$ 10.56	$ 10.00

Net investment income[2]	0.20	0.27	0.32	0.12
Net realized and unrealized gain (loss)	0.20[3]	0.49[3]	(0.25)	0.51

Net increase from investment operations	0.40	0.76	0.07	0.63

Dividends and distributions from:
Net investment income	(0.19)	(0.24)[4]	(0.28)[4]	(0.07)[4]
Net realized gain	(0.36)	(0.18)[4]	(0.15)[4]	–

Total dividends and distributions	(0.55)	(0.42)	(0.43)	(0.07)

Net asset value, end of period	$ 10.39	$ 10.54	$ 10.20	$ 10.56

Total Investment Return[5]

Based on net asset value	3.86%[6]	7.67%	0.73%	6.29%[6]

Ratios to Average Net Assets

Total expenses	2.23%[7]	2.51%	2.21%	2.14%[7,8]

Total expenses, excluding recoupment of past waived fees	2.23%[7]	2.51%	2.21%	2.14%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[7]	1.85%	1.86%	1.68%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%[7]	1.70%	1.70%	1.68%[7]

Net investment income	3.77%[7]	2.65%	3.11%	1.97%[7]

Supplemental Data

Net assets, end of period (000)	$16,515	$14,841	$14,567	$16,148

Portfolio turnover	85%	507%[9]	589%[10]	349%[11]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 316%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 10.94		$ 10.94	$ 10.99	$ 10.61	$ 10.33	$ 10.23

Net investment income[1]	0.05		0.17	0.26	0.33	0.34	0.43
Net realized and unrealized gain (loss)	(0.07)		0.19	0.18	0.51	0.39	0.12

Net increase (decrease) from investment operations	(0.02)		0.36	0.44	0.84	0.73	0.55

Dividends and distributions from:
Net investment income	(0.10)		(0.19)[2]	(0.29)[2]	(0.39)[2]	(0.39)[2]	(0.45)[2]
Net realized gain	–		(0.17)[2]	(0.20)[2]	(0.07)[2]	(0.06)[2]	–

Total dividends and distributions	(0.10)		(0.36)	(0.49)	(0.46)	(0.45)	(0.45)

Net asset value, end of period	$ 10.82		$ 10.94	$ 10.94	$ 10.99	$ 10.61	$ 10.33

Total Investment Return[3]

Based on net asset value	(0.17)%	[4]	3.51%	4.09%	8.19%	7.15%	5.44%

Ratios to Average Net Assets

Total expenses	0.83%	[5]	0.83%	0.90%	0.91%	0.74%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.63%	[5]	0.62%	0.62%	0.67%	0.61%	0.79%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	[5]	0.62%	0.62%	0.62%	0.60%	0.60%

Net investment income	0.95%	[5]	1.54%	2.47%	3.15%	3.30%	4.14%

Supplemental Data

Net assets, end of period (000)	$166,045		$171,180	$178,609	$182,794	$180,032	$209,968

Portfolio turnover	447%	[6]	790% [7]	794% [8]	974% [9]	646% [10]	459%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 305%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		71

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service							Investor A
	Six Months Ended March 31, 2013		Year Ended September 30,					Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008	(Unaudited)		2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 10.93		$ 10.93	$ 10.98	$ 10.61	$ 10.32	$ 10.22	$ 10.97		$ 10.96	$ 11.01	$ 10.64	$ 10.35	$ 10.25

Net investment income[1]	0.04		0.14	0.23	0.31	0.31	0.39	0.04		0.13	0.22	0.29	0.30	0.39
Net realized and unrealized gain (loss)	(0.06)		0.20	0.18	0.49	0.40	0.13	(0.08)		0.21	0.18	0.50	0.39	0.12

Net increase (decrease) from investment operations	(0.02)		0.34	0.41	0.80	0.71	0.52	(0.04)		0.34	0.40	0.79	0.69	0.51

Dividends and distributions from:
Net investment income	(0.09)		(0.17)[2]	(0.26)[2]	(0.36)[2]	(0.36)[2]	(0.42)[2]	(0.09)		(0.16)[2]	(0.25)[2]	(0.35)[2]	(0.34)[2]	(0.41)[2]
Net realized gain	–		(0.17)[2]	(0.20)[2]	(0.07)[2]	(0.06)[2]	–	–		(0.17)[2]	(0.20)[2]	(0.07)[2]	(0.06)[2]	–

Total dividends and distributions	(0.09)		(0.34)	(0.46)	(0.43)	(0.42)	(0.42)	(0.09)		(0.33)	(0.45)	(0.42)	(0.40)	(0.41)

Net asset value, end of period	$ 10.82		$ 10.93	$ 10.93	$ 10.98	$ 10.61	$ 10.32	$ 10.84		$ 10.97	$ 10.96	$ 11.01	$ 10.64	$ 10.35

Total Investment Return[3]

Based on net asset value	(0.17)%	[4]	3.22%	3.91%	7.77%	6.94%	5.14%	(0.39)%	[4]	3.15%	3.79%	7.64%	6.80%	5.00%

Ratios to Average Net Assets

Total expenses	1.11%	[5]	1.07%	1.16%	1.18%	1.00%	1.14%	1.06%	[5]	1.05%	1.08%	1.12%	1.07%	1.25%

Total expenses excluding recoupment of past waived fees	1.11%	[5]	1.07%	1.15%	1.18%	1.00%	1.14%	1.06%	[5]	1.05%	1.08%	1.12%	1.06%	1.25%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	[5]	0.81%	0.89%	0.97%	0.91%	1.07%	0.91%	[5]	0.96%	0.96%	1.06%	1.02%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	[5]	0.81%	0.89%	0.92%	0.90%	0.88%	0.90%	[5]	0.96%	0.95%	1.02%	1.01%	1.01%

Net investment income	0.75%	[5]	1.34%	2.13%	2.88%	2.96%	3.73%	0.67%	[5]	1.20%	1.99%	2.74%	2.84%	3.72%

Supplemental Data

Net assets, end of period (000)	$ 4,831		$ 5,021	$ 7,369	$ 4,030	$ 3,141	$ 775	$686,152		$742,413	$767,193	$267,436	$267,495	$244,461

Portfolio turnover	447%	[6]	790% [7]	794% [8]	974% [9]	646% [10]	459%[11]	447%	[6]	790% [7]	794% [8]	974% [9]	646% [10]	459%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 305%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B						Investor B1
	Six Months Ended March 31, 2013	Year Ended September 30,					Six Months Ended March 31, 2013	Year Ended	Period July 18, 2011[1]
	(Unaudited)	2012	2011	2010	2009	2008	(Unaudited)	September 30, 2012	to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$ 10.93	$ 10.93	$ 10.98	$ 10.61	$ 10.33	$ 10.23	$ 10.93	$ 10.93	$ 10.64
Net investment income (loss)[2]	(0.01)	0.03	0.13	0.19	0.22	0.31	0.01	0.08	0.03
Net realized and unrealized gain (loss)	(0.07)	0.20	0.17	0.52	0.38	0.12	(0.07)	0.20	0.29
Net increase (decrease) from investment operations	(0.08)	0.23	0.30	0.71	0.60	0.43	(0.06)	0.28	0.32
Dividends and distributions from:
Net investment income	(0.04)	(0.06)[3]	(0.15)[3]	(0.27)[3]	(0.26)[3]	(0.33)[3]	(0.06)	(0.11)[3]	(0.03)	[3]
Net realized gain	–	(0.17)[3]	(0.20)[3]	(0.07)[3]	(0.06)[3]	–	–	(0.17)[3]	–
Total dividends and distributions	(0.04)	(0.23)	(0.35)	(0.34)	(0.32)	(0.33)	(0.06)	(0.28)	(0.03)
Net asset value, end of period	$ 10.81	$ 10.93	$ 10.93	$ 10.98	$ 10.61	$ 10.33	$ 10.81	$ 10.93	$ 10.93

Total Investment Return[4]
Based on net asset value	(0.73)%[5]	2.19%	2.88%	6.81%	5.89%	4.18%	(0.57)%[5]	2.69%	2.98%	[5]

Ratios to Average Net Assets
Total expenses	2.11%[6]	1.96%	2.01%	2.00%	1.89%	2.11%	1.93%[6]	1.78%	1.69%	[6]
Total expenses excluding recoupment of past waived fees	2.10%[6]	1.94%	1.93%	1.96%	1.87%	2.11%	1.92%[6]	1.76%	1.69%	[6]
Total expenses after fees waived, reimbursed and paid indirectly	1.77%[6]	1.85%	1.88%	1.93%	1.83%	1.98%	1.46%[6]	1.45%	1.45%	[6]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.76%[6]	1.85%	1.88%	1.88%	1.82%	1.81%	1.45%[6]	1.45%	1.45%	[6]
Net investment income (loss)	(0.22)%[6]	0.31%	1.21%	1.80%	2.10%	2.96%	0.09%[6]	0.70%	1.19%	[6]

Supplemental Data
Net assets, end of period (000)	$ 3,753	$ 5,388	$10,306	$ 9,864	$18,660	$24,552	$ 10,219	$17,793	$48,148
Portfolio turnover	447%[7]	790% [8]	794% [9]	974% [10]	646% [11]	459% [12]	447%[7]	790% [8]	794%	[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 305%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		73

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$10.95	$11.00	$10.62	$10.33	$10.24
Net investment income (loss)[1]	(0.01)	0.04	0.13	0.21	0.22	0.31
Net realized and unrealized gain (loss)	(0.07)	0.20	0.18	0.51	0.40	0.11
Net increase (decrease) from investment operations	(0.08)	0.24	0.31	0.72	0.62	0.42
Dividends and distributions from:
Net investment income	(0.04)	(0.07)[2]	(0.16)[2]	(0.27)[2]	(0.27)[2]	(0.33)[2]
Net realized gain	–	(0.17)[2]	(0.20)[2]	(0.07)[2]	(0.06)[2]	–
Total dividends and distributions	(0.04)	(0.24)	(0.36)	(0.34)	(0.33)	(0.33)
Net asset value, end of period	$10.83	$10.95	$10.95	$11.00	$10.62	$10.33

Total Investment Return[3]
Based on net asset value	(0.71)%[4]	2.23%	2.88%	6.90%	6.03%	4.08%

Ratios to Average Net Assets
Total expenses	1.88%[5]	1.87%	1.89%	1.92%	1.82%	2.04%
Total expenses excluding recoupment of past waived fees	1.88%[5]	1.87%	1.89%	1.90%	1.82%	2.04%
Total expenses after fees waived, reimbursed and paid indirectly	1.73%[5]	1.78%	1.76%	1.87%	1.76%	1.98%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[5]	1.78%	1.76%	1.82%	1.75%	1.79%
Net investment income (loss)	(0.15)%[5]	0.38%	1.25%	1.96%	2.12%	2.93%

Supplemental Data
Net assets, end of period (000)	$90,218	$101,144	$110,260	$58,567	$58,247	$23,959
Portfolio turnover	447%[6]	790% [7]	794% [8]	974% [9]	646% [10]	459%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 305%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C1					Class R
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011		Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.95		$10.95	$10.66		$ 10.96		$ 10.97	$10.67
Net investment income (loss)[2]	0.00	[3]	0.07	0.02		0.02		0.10	0.03
Net realized and unrealized gain (loss)	(0.07)		0.20	0.30		(0.07)		0.19	0.31
Net increase (decrease) from investment operations	(0.07)		0.27	0.32		(0.05)		0.29	0.34
Dividends and distributions from:
Net investment income	(0.05)		(0.10)[4]	(0.03)[4]		(0.07)		(0.13)[4]	(0.04)[4]
Net realized gain	–		(0.17)[4]	–		–		(0.17)[4]	–
Total dividends and distributions	(0.05)		(0.27)	(0.03)		(0.07)		(0.30)	(0.04)
Net asset value, end of period	$10.83		$10.95	$10.95		$ 10.84		$ 10.96	$10.97

Total Investment Return[5]
Based on net asset value	(0.61)%	[6]	2.49%	2.96%	[6]	(0.45)%	[6]	2.74%	3.12%	[6]

Ratios to Average Net Assets
Total expenses	1.75%	[7]	1.77%	1.75%	[7]	1.42%	[7]	1.41%	1.51%	[7]
Total expenses excluding recoupment of past waived fees	1.74%	[7]	1.76%	1.75%	[7]	1.41%	[7]	1.38%	1.51%	[7]
Total expenses after fees waived, reimbursed and paid indirectly	1.54%	[7]	1.53%	1.53%	[7]	1.22%	[7]	1.21%	1.21%	[7]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	[7]	1.53%	1.53%	[7]	1.21%	[7]	1.21%	1.21%	[7]
Net investment income	0.03%	[7]	0.63%	1.09%	[7]	0.36%	[7]	0.95%	1.41%	[7]

Supplemental Data
Net assets, end of period (000)	$107,067		$118,369	$130,322		$ 33,882		$36,167	$40,523
Portfolio turnover	447%	[8]	790% [9]	794%	[10]	447%	[8]	790% [9]	794%	[10]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 305%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		75

Notes to Financial Statements (Unaudited)

1.  Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Secured Credit Portfolio (“Secured Credit”), and BlackRock U.S. Government Bond Portfolio (“U.S. Government Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Inflation Protected Bond, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. Investor B, B1 and C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing ser-

vices. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which

76	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

MARCH 31, 2013
BLACKROCK FUNDS II		77

Notes to Financial Statements (continued)

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount

78	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the

MARCH 31, 2013
BLACKROCK FUNDS II		79

Notes to Financial Statements (continued)

investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns, with the exception of Secured Credit, remains open for each of the four years ended September 30, 2012. Secured Credit’s US federal tax returns remain open for the period ended September 30, 2010, and the years ended September 30, 2011 and September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

80	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds may purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during

MARCH 31, 2013
BLACKROCK FUNDS II		81

Notes to Financial Statements (continued)

the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index..

—

Total return swaps – Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity)

82	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

(equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

—

Interest rate and inflation rate caps and floors – Inflation Protected Bond enters into interest rate and inflation rates caps and floors to gain or reduce exposure to interest rates and/or inflation rates by economically hedging the value of the fixed rate bond which may decrease when interest rates (interest rate risk) and inflation rates

(inflation rates) rise. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate floor would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the floor was entered into.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2013

	Asset Derivatives

		GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

	Statements of Assets and Liabilities Location	Value

	Net unrealized appreciation/
	depreciation[1];
	Unrealized appreciation on swap;
	Swap premiums paid;
Interest rate contracts	Investments at value – unaffiliated[2]	$3,517,079	$22,678,469	$726,992	–	$8,302,013

	Net unrealized appreciation/
	depreciation[1];
	Unrealized appreciation on foreign
	currency exchange contracts;
Foreign currency exchange contracts	Investments at value – unaffiliated[2]	–	15,411,040	57,933	$13,848	1,362,918

	Unrealized appreciation on swaps; Swap
Credit contracts	premiums paid	–	–	202,128	–	–

	Unrealized appreciation on swaps; Swap
Other contracts	premiums paid	–	811,229	–	–	–

Total		$3,517,079	$38,900,738	$987,053	13,848	$9,664,931

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

MARCH 31, 2013
BLACKROCK FUNDS II		83

Notes to Financial Statements (continued)

	Liability Derivatives

		GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

	Statements of Assets and Liabilities Location			Value

Interest rate contracts	Net unrealized appreciation/ depreciation[1] Unrealized depreciation on swaps; Swap premiums received; Options written at value	$13,402,750	$14,736,590	$812,878	–	$7,287,966

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts Options written at value	–	6,358,959	–	–	1,354,810

Credit contracts	Unrealized depreciation on swaps; Swap premiums received	–	–	434,974	$28,033	–

Other contracts	Unrealized depreciation on swaps; Swap premiums received	–	1,340,120	–	–	–

Total		$13,402,750	$22,435,669	$1,247,852	$28,033	$8,642,776

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2013

	Net Realized Gain (Loss) From

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

Interest rate contracts:
Financial futures contracts	$1,436,711	$ 7,207,576	$(3,186,707)	–	$ 1,066,094
Swaps	(206,835)	2,967,239	(64,400)	–	(3,791,650)
Options[2]	1,896,283	(5,424,757)	(27,629)	–	(1,586,396)
Foreign currency exchange contracts:
Foreign currency transactions	–	(2,559,077)	(55,969)	$(33,556)	2,437,570
Financial futures contracts	–	–	–	–	(184,141)
Options[2]	–	(641,111)	–	–	244,308
Credit contracts:
Swaps	–	–	73,168	155	–
Other contracts:
Swaps	–	1,305,936	–	–	(292,075)

Total	$3,126,159	$ 2,855,806	$(3,261,537)	$(33,401)	$(2,106,290)

	Net Change in Unrealized Appreciation/Depreciation on

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

Interest rate contracts:
Financial futures contracts	$(2,198,781)	$ (1,290,418)	$ 89,301	–	$(2,032,525)
Swaps	(5,759,247)	1,850,740	359,884	–	4,761,692
Options[2]	4,980,551	4,676,445	(43,376)	–	1,213,950
Foreign currency exchange contracts:
Financial futures contracts	–	–	–	–	40,614
Foreign currency translations	–	12,438,486	88,317	$30,713	(131,933)
Options[2]	–	(233,064)	–	–	583,929
Credit contracts:
Swaps	–	–	(7,883)	(241)	–
Other contracts:
Swaps	–	(343,699)	–	–	220,889

Total	$(2,977,477)	$17,098,490	$486,243	$30,472	$ 4,656,616

2  Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

84	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

Financial futures contracts:
Average number of contracts purchased	1,550	5,641	692	–	1,158
Average number of contracts sold	1,998	2,869	587	–	1,576
Average notional value of contracts purchased	$324,127,861	$801,148,954	$108,907,413	–	$231,326,474
Average notional value of contracts sold	$351,388,279	$467,092,578	$79,536,538	–	$271,465,804
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	–	12	5	2	7
Average number of contracts - US dollars sold	–	7	1	–	3
Average US dollar amounts purchased	–	$410,397,027	$2,993,448	$484,226	$ 60,318,347
Average US dollar amounts sold	–	$174,085,556	$1,083,019	–	$ 26,587,025
Options:
Average number of option contracts purchased	–	351	58	–	1
Average number of option contracts written	–	1,736	–	–	1
Average notional value of option contracts purchased	–	$101,641,693	$7,279,000	–	$ 18,317,210
Average notional value of option contracts written	–	$305,975,892	–	–	$ 12,750,000
Average number of swaption contracts purchased	6	7	7	–	6
Average number of swaption contracts written	13	11	2	–	11
Average notional value of swaption contracts purchased	$192,800,000	$505,688,232	$33,415,010	–	$167,050,000
Average notional value of swaption contracts written	$335,150,000	$842,388,232	$7,200,000	–	$144,700,000
Credit default swaps:
Average number of contracts - buy protection	–	–	11	–	–
Average number of contracts - sell protection	–	–	5	1	–
Average notional value - buy protection	–	–	$8,161,000	–	–
Average notional value - sell protection	–	–	$24,505,000	$42,500	–
Interest rate swaps:
Average number of contracts - pays fixed rate	7	11	7	–	9
Average number of contracts - receives fixed rate	7	4	1	–	5
Average notional value - pays fixed rate	$504,580,000	$599,350,000	$14,855,000	–	$341,720,000
Average notional value - receives fixed rate	$293,900,000	$288,700,000	$2,300,000	–	$135,100,000
Total return swaps:
Average number of contracts	3	3	–	–	8
Average notional value	$11,633,500	$101,825,000	–	–	$ 23,596,500
Inflation indexed caps:
Average number of contracts	–	2	–	–	–
Average notional value	–	$ 68,856,239	–	–	–

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion – $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion – $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any, except as noted for Secured Credit. The Manager has contractually agreed to waive its management fee by the amount of any management fees Secured Credit bears indirectly

MARCH 31, 2013
BLACKROCK FUNDS II		85

Notes to Financial Statements (continued)

through its investment in the BlackRock Floating Rate Income Portfolio. The Manager has agreed not to discontinue this contractual waiver unless approved by the Board, including a majority of the Independent Trustees, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2013, the amounts waived were as follows:

GNMA	$3,860
Inflation Protected Bond	$36,169
Long Duration Bond	$2,609
Secured Credit	$2,887
U.S. Government Bond	$1,568

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee

Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

Service	$99,660	$111,054	–	–	$ 6,315
Investor A	563,001	2,447,823	$30,298	$39,828	887,890
Investor B	25,230	32,958	–	–	23,755
Investor B1	–	–	–	–	52,716
Investor C	1,510,421	3,836,362	–	71,935	485,647
Investor C1	–	–	–	–	448,893
Class R	–	–	–	–	85,318

Total	$2,198,312	$6,428,197	$30,298	$111,763	$1,990,534

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee for annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

GNMA	$84,769
Inflation Protected Bond	$30,804
Long Duration Bond	$38,459
U.S. Government Bond	$108,440

86	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$ 112	$ 987	$288	–	–
Institutional	7,329	6,637	142	$239	$ 608
Service	529	735	–	–	55
Investor A	5,046	19,154	313	229	15,179
Investor B	107	193	–	–	409
Investor B1	–	–	–	–	–
Investor C	3,724	7,783	–	273	1,204
Investor C1	–	–	–	–	559
Class R	–	–	–	–	244

Total	$16,847	$35,489	$743	$741	$18,258

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$ 4,400	$ 9,634	$ 414	–	–
Institutional	297,054	935,604	43,229	$ 8,403	$ 151,226
Service	62,119	64,586	–	–	4,771
Investor A	210,899	2,200,842	25,730	9,065	560,388
Investor B	5,064	5,907	–	–	10,092
Investor B1	–	–	–	–	36,015
Investor C	170,611	400,903	–	7,445	107,757
Investor C1	–	–	–	–	161,899
Class R	–	–	–	–	43,463

Total	$750,147	$3,617,476	$69,373	$24,913	$1,075,611

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee

First $500 million	0.075%
$500 million - $1 billion	0.065%
Greater than $1 billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration - class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee - Class Specific

First $500 million	0.025%
$500 million - $1 billion	0.015%
Greater than $1 billion	0.005%

MARCH 31, 2013
BLACKROCK FUNDS II		87

Notes to Financial Statements (continued)

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

GNMA	$437,433
Inflation Protected Bond	$1,327,696
Long Duration Bond	$73,955
Secured Credit	$11,582
U.S. Government Bond	$279,658

For the six months ended March 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$ 1,731	$ 57,070	$25,075	–	–
Institutional	70,602	123,390	7,720	$2,743	$ 20,976
Service	9,964	11,105	–	–	613
Investor A	56,300	123,751	3,030	3,983	78,205
Investor B	631	824	–	–	594
Investor B1	–	–	–	–	1,757
Investor C	37,761	82,477	–	1,798	12,141
Investor C1	–	–	–	–	14,028
Class R	–	–	–	–	4,266

Total	$176,989	$398,617	$35,825	$8,524	$132,580

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA		Inflation Protected Bond		Long Duration Bond	Secured Credit	U.S. Government Bond

	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]
BlackRock	0.52%	–	0.32%	–	0.45%	N/A	0.45%[3]	–
Institutional	0.60%	0.55%	0.44%	–	0.55%	0.70%	0.62%	–
Service	0.90%	–	0.75%	–	N/A	N/A	0.81%	–
Investor A	1.07%	–	0.85%	0.76%	0.90%	0.95%	1.07%	0.90%
Investor B	1.85%	–	1.63%	–	N/A	N/A	1.88%	1.76%
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%	–
Investor C	1.82%	–	1.62%	–	N/A	1.70%	1.82%	1.72%
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%	–
Class R	1.93%[3]	–	1.79%[3]	–	2.22%[3]	N/A	1.21%	–

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]	There were no shares outstanding as of March 31, 2013.

The amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived, administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations.

For the six months ended March 31, 2013, the amounts included in fees waived by Manager were as follows:

GNMA	$988,461
Inflation Protected Bond	$2,918,471
Long Duration Bond	$291,533
Secured Credit	$128,853
U.S. Government Bond	$378,651

88	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$ 1,730	$ 57,069	$25,047	–	–
Institutional	70,602	23,035	7,720	$2,743	$ 20,976
Service	9,567	860	–	–	613
Investor A	–	123,402	1,222	3,346	76,782
Investor B	–	–	–	–	553
Investor B1	–	–	–	–	1,623
Investor C	–	–	–	1,731	11,380
Investor C1	–	–	–	–	13,138
Class R	–	–	–	–	3,996

Total	$81,899	$204,366	$33,989	$7,820	$129,061

Transfer Agent Fees Waived

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$ 112	$ 987	$271	–	–
Institutional	7,329	1,770	143	$238	$ 608
Service	413	38	–	–	55
Investor A	–	19,060	156	190	14,640
Investor B	–	–	–	–	445
Investor B1	–	–	–	–	–
Investor C	–	–	–	265	1,179
Investor C1	–	–	–	–	571
Class R	–	–	–	–	246

Total	$7,854	$21,855	$570	$693	$17,744

Transfer Agent Fees Reimbursed

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$ 4,260	$ 8,513	$ 103	–	–
Institutional	196,730	32,932	12,302	$ 7,290	$ 93,403
Service	10,088	568	–	–	4,713
Investor A	–	351,369	6,119	5,960	199,339
Investor B	–	–	–	–	5,109
Investor B1	–	–	–	–	26,845
Investor C	–	–	–	6,432	26,342
Investor C1	–	–	–	–	64,565
Class R	–	–	–	–	18,003

Total	$211,078	$393,382	$18,524	$19,682	$438,319

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

MARCH 31, 2013
BLACKROCK FUNDS II		89

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

Institutional	$81,048	–	–	–
Service	5,101	–	–	–
Investor A	–	$1,316	$1,847	–
Investor B	–	–	–	$ 276
Investor B1	–	–	–	1,041
Investor C	–	–	155	101
Investor C1	–	–	–	1,991
Class R	–	–	–	1,469

Total	$86,149	$1,316	$2,002	$4,878

On March 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2013	2014	2015

GNMA
Fund Level	$1,766,972	$1,915,463	$988,461
BlackRock	$1,565	$12,236	$6,103
Institutional	$296,181	$272,219	$124,444
Service	$32,401	$23,877	$20,068
Inflation Protected
Fund Level	$5,696,575	$5,689,251	$2,918,471
BlackRock	$97,843	$121,415	$66,569
Institutional	–	–	$57,738
Service	–	–	$1,466
Investor A	$140,126	$1,848	–
Long Duration
Fund Level	$542,336	$564,710	$291,533
BlackRock	$49,275	$47,893	$25,422
Institutional	$27,063	$36,948	$20,164
Investor A	–	–	$7,497
Secured Credit
Fund Level	–	$95,923	$128,853
Institutional	–	$5,289	$10,272
Investor A	–	$3,209	$9,496
Investor C	–	$4,814	$8,427
U.S. Government
Fund Level	$779,646	$915,252	$378,651
Institutional	$287,675	$233,979	$114,987
Service	$7,866	$10,260	$5,382
Investor A	–	–	$1
Investor B	$881	$2,711	$3,075
Investor B1	–	$82,591	$28,469
Investor C	–	$11,597	–
Investor C1	$346	$202,442	$78,274
Class R	–	$45,417	$22,244

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$42,457
Inflation Protected Bond	$55,828
Long Duration Bond	$2,217
Secured Credit	$699
U.S. Government Bond	$9,230

90	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

	GNMA	Inflation Protected Bond	Secured Credit	U.S. Government Bond

Investor A	$12,933	$ 522	–	$ 359
Investor B	$ 5,561	$ 5,277	–	$3,393
Investor B1	–	–	–	$ 319
Investor C	$39,159	$61,404	$2,214	$6,111
Investor C1	–	–	–	$ 30

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

GNMA	$12,774,369,079	$13,207,352,533
Inflation Protected Bond	–	$1,021,765
Long Duration Bond	$74,143,861	$46,593,643
Secured Credit	$69,244,653	$34,590,095
U.S. Government Bond	$6,934,110,419	$7,136,170,918

Purchases and sales of US government securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

GNMA	$256,281,154	$256,349,177
Inflation Protected Bond	$2,099,589,565	$2,638,779,939
Long Duration Bond	$33,647,856	$37,410,632
U.S. Government Bond	$3,790,841,135	$3,697,228,261

Purchases and sales related to mortgage dollar rolls for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

GNMA	$5,041,412,363	$5,042,212,246
Long Duration Bond	$1,859,344	$1,863,703
U.S. Government Bond	$3,416,387,994	$3,416,882,117

Transactions in options written for the six months ended March 31, 2013, were as follows:

	GNMA

	Calls		Puts

	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of period	172,300	$4,080,575	622	233,500	$5,970,717
Options written	31,500	264,550	1,200	45,200	371,387
Options expired	–		(622)	(38,200)	(1,922,560)
Options closed	(58,100)	(2,070,330)	(1,200)	(19,900)	(373,074)

Outstanding options, end of period	145,700	$2,274,795	–	220,600	$4,046,470

	Inflation Protected Bond

	Calls			Puts

		Notional[1]	Premiums		Notional[1]	Premiums
	Contracts	(000)	Received	Contracts	(000)	Received

Outstanding options, beginning of period	–	338,600	$5,481,771	–	748,505	$13,499,792
Options written	1,596	373,880	5,937,114	3,375	289,850	7,432,657
Options expired	–	(129,400)	(579,065)	–	(92,505)	(1,313,537)
Options closed	(212)	(292,295)	(6,214,905)	(1,991)	(431,200)	(9,732,295)

Outstanding options, end of period	1,384	290,785	$4,624,915	1,384	514,650	$9,886,617

	Long Duration Bond

	Calls			Puts

		Notional[1]	Premiums		Notional[1]	Premiums
	Contracts	(000)	Received	Contracts	(000)	Received

Outstanding options, beginning of period	–	13,800	$ 104,850	–	18,800	$ 274,410
Options written	130	2,200	131,305	130	2,200	126,342
Options expired	–	–	–	(58)	–	(13,615)
Options closed	(130)	(16,000)	(236,155)	(72)	(16,000)	(289,637)

Outstanding options, end of period	–	–	–	–	5,000	$ 97,500

MARCH 31, 2013
BLACKROCK FUNDS II		91

Notes to Financial Statements (continued)

	U.S. Government Bond

		Calls			Puts

	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of period	–	75,800	$ 1,112,854	–	101,954	$2,041,291
Options written	280	87,900	1,739,364	320	82,046	1,151,754
Options expired	–	–	–	(112)	–	(26,865)
Options closed	(280)	(51,200)	(1,049,959)	(208)	(77,800)	(1,761,440)

Outstanding options, end of period	–	112,500	$ 1,802,259	–	106,200	$1,404,740

  1 Amount shown is in the currency in which the transaction was denominated.

5. Income Tax Information:

As of September 30, 2012, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	U.S. Government Bond

2015	$2,719,997
2018	3,443,608

Total	$6,163,605

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

Tax cost	$3,036,624,456	$4,541,450,405	$270,522,090	$114,832,908	$2,343,558,683

Gross unrealized appreciation	$ 23,852,269	$ 511,967,148	$ 25,188,373	$ 1,769,299	$ 15,307,421
Gross unrealized depreciation	(4,676,901)	(128,986,340)	(1,936,921)	(134,635)	(12,361,493)

Net unrealized appreciation	$ 19,175,368	$ 382,980,808	$ 23,251,452	$ 1,634,664	$ 2,945,928

6. Borrowings:

For the six months ended March 31, 2013, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Long Duration Bond	$2,840,841	0.22%

For the six months ended March 31, 2013, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

GNMA	$119,289,886	0.24%
Inflation Protected Bond	$96,540,917	0.01%
Secured Credit	$714,673	(0.09)%
U.S. Government Bond	$146,694,464	0.06%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended March 31, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by

92	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
GNMA	Shares	Amount	Shares	Amount

BlackRock

Shares sold	251,575	$ 2,600,688	4,905,138	$ 50,941,326
Shares issued in reinvestment of dividends and distributions	51,105	519,959	83,938	871,813
Shares redeemed	(489,558)	(4,960,137)	(4,249,450)	(44,270,646)

Net increase (decrease)	(186,878)	$(1,839,490)	739,626	$ 7,542,493

Institutional

Shares sold	13,578,428	$ 139,337,679	30,997,337	$ 322,996,029
Shares issued in reinvestment of dividends and distributions	1,744,392	17,797,987	1,763,554	18,337,519
Shares redeemed	(20,523,412)	(209,197,331)	(17,585,928)	(183,037,148)

Net increase (decrease)	(5,200,592)	$ (52,061,665)	15,174,963	$ 158,296,400

Service

Shares sold	1,959,143	$ 20,032,466	5,732,333	$ 59,617,303
Shares issued in reinvestment of dividends and distributions	278,510	2,838,250	248,535	2,581,171
Shares redeemed	(1,916,757)	(19,538,533)	(1,860,824)	(19,364,945)

Net increase	320,896	$ 3,332,183	4,120,044	$ 42,833,529

Investor A

Shares sold and automatic conversion of shares	9,155,584	$ 94,435,801	24,301,810	$ 254,169,631
Shares issued in reinvestment of dividends and distributions	1,395,705	14,304,587	1,395,646	14,570,279
Shares redeemed	(12,414,298)	(127,244,202)	(13,034,399)	(136,286,191)

Net increase (decrease)	(1,863,009)	$ (18,503,814)	12,663,057	$ 132,453,719

Investor B

Shares sold	38,118	$ 391,721	125,447	$ 1,307,379
Shares issued in reinvestment of dividends and distributions	12,655	129,233	20,032	208,169
Shares redeemed and automatic conversion of shares	(171,142)	(1,754,500)	(313,130)	(3,266,234)

Net decrease	(120,369)	$(1,233,546)	(167,651)	$(1,750,686)

Investor C

Shares sold	3,726,236	$ 38,315,271	9,610,960	$100,102,141
Shares issued in reinvestment of dividends and distributions	833,901	8,505,387	950,019	9,865,322
Shares redeemed	(6,423,813)	(65,589,356)	(6,743,448)	(70,211,828)

Net increase (decrease)	(1,863,676)	$(18,768,698)	3,817,531	$ 39,755,635

Total Net Increase (Decrease)	(8,913,628)	$(89,075,030)	36,347,570	$379,131,090

MARCH 31, 2013
BLACKROCK FUNDS II		93

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
Inflation Protected Bond	Shares	Amount	Shares	Amount

BlackRock

Shares sold	7,635,338	$ 90,950,570	13,701,244	$ 160,320,489
Shares issued in reinvestment of dividends and distributions	867,054	10,346,076	814,719	9,513,173
Shares redeemed	(9,907,945)	(117,076,841)	(13,554,151)	(158,600,524)

Net increase (decrease)	(1,405,553)	$ (15,780,195)	961,812	$ 11,233,138

Institutional

Shares sold	33,090,358	$ 401,370,167	91,414,134	$1,087,828,424
Shares issued in reinvestment of dividends and distributions	3,283,296	39,902,500	2,512,341	29,919,308
Shares redeemed	(47,263,158)	(569,533,464)	(54,011,708)	(643,343,112)

Net increase (decrease)	(10,889,504)	$(128,260,797)	39,914,767	$ 474,404,620

Service

Shares sold	1,631,867	$ 19,704,751	3,473,872	$ 41,271,672
Shares issued in reinvestment of dividends and distributions	155,685	1,886,997	143,859	1,710,751
Shares redeemed	(2,162,247)	(26,019,006)	(3,741,576)	(44,555,487)

Net decrease	(374,695)	$ (4,427,258)	(123,845)	$ (1,573,064)

Investor A

Shares sold	30,565,892	$ 366,354,617	91,951,800	$1,084,730,799
Shares issued in reinvestment of dividends and distributions	3,516,495	42,243,398	2,913,601	34,321,027
Shares redeemed	(59,193,235)	(709,010,394)	(57,432,359)	(675,725,296)

Net increase (decrease)	(25,110,848)	$(300,412,379)	37,433,042	$ 443,326,530

Investor B

Shares sold	44,422	$ 526,351	173,095	$ 2,012,959
Shares issued in reinvestment of dividends and distributions	10,008	118,437	9,575	111,555
Shares redeemed	(161,321)	(1,903,489)	(351,455)	(4,086,512)

Net decrease	(106,891)	$(1,258,701)	(168,785)	$(1,961,998)

Investor C

Shares sold	5,719,484	$ 68,157,924	16,195,630	$ 189,890,848
Shares issued in reinvestment of dividends and distributions	1,277,021	15,217,639	1,045,680	12,275,419
Shares redeemed	(11,222,092)	(133,007,705)	(14,294,738)	(168,119,999)

Net increase (decrease)	(4,225,587)	$ (49,632,142)	2,946,572	$ 34,046,268

Total Net Increase (Decrease)	(42,113,078)	$(499,771,472)	80,963,563	$ 959,475,494

Long Duration Bond

BlackRock

Shares sold	1,953,582	$22,525,000	957,549	$ 10,890,070
Shares issued in reinvestment of dividends and distributions	1,589,773	17,933,707	1,221,723	13,965,744
Shares redeemed	(776,149)	(9,463,941)	(5,623,132)	(65,566,046)

Net increase (decrease)	2,767,206	$30,994,766	(3,443,860)	$(40,710,232)

94	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Long Duration Bond (concluded)	Shares	Amount	Shares	Amount

Institutional

Shares sold	192,974	$ 2,248,564	1,147,949	$ 13,495,321
Shares issued in reinvestment of dividends and distributions	528,053	5,946,268	378,679	4,318,351
Shares redeemed	(197,004)	(2,190,123)	(856,850)	(10,071,790)

Net increase	524,023	$ 6,004,709	669,778	$ 7,741,882

Investor A

Shares sold	308,033	$ 3,645,737	2,884,466	$ 34,733,478
Shares issued in reinvestment of dividends and distributions	217,725	2,455,766	124,908	1,432,650
Shares redeemed	(699,911)	(7,812,897)	(2,196,549)	(26,169,549)

Net increase (decrease)	(174,153)	$ (1,711,394)	812,825	$ 9,996,579

Total Net Increase (Decrease)	3,117,076	$35,288,081	(1,961,257)	$(22,971,771)

Secured Credit

Institutional

Shares sold	576,960	$ 6,006,332	991,000	$ 10,173,456
Shares issued in reinvestment of dividends	92,430	955,908	69,189	706,839
Shares redeemed	(416,653)	(4,345,409)	(4,703,670)	(48,045,043)

Net increase (decrease)	252,737	$ 2,616,831	(3,643,481)	$(37,164,748)

Investor A

Shares sold and automatic conversion of shares	4,078,639	$42,250,725	1,006,056	$ 10,396,156
Shares issued in reinvestment of dividends	132,289	1,367,591	78,457	800,394
Shares redeemed	(695,278)	(7,236,622)	(700,594)	(7,206,897)

Net increase	3,515,650	$36,381,694	383,919	$ 3,989,653

Investor C

Shares sold	384,046	$ 3,993,873	414,370	$ 4,246,215
Shares issued in reinvestment of dividends	58,390	603,431	48,249	491,327
Shares redeemed	(261,609)	(2,734,672)	(482,010)	(4,953,359)

Net increase (decrease)	180,827	$ 1,862,632	(19,391)	$ (215,817)

Total Net Increase (Decrease)	3,949,214	$40,861,157	(3,278,953)	$(33,390,912)

U.S. Government Bond

BlackRock

Shares sold			1,198	$ 13,151
Shares issued in reinvestment of dividends			–	–
Shares redeemed			(2,396)	(26,303)

Net decrease			(1,198)	$(13,152)

Institutional

Shares sold	1,741,962	$ 18,908,095	3,631,050	$ 39,406,413
Shares issued in reinvestment of dividends	80,606	874,824	350,254	3,778,492
Shares redeemed	(2,122,943)	(23,045,272)	(4,662,551)	(50,613,264)

Net decrease	(300,375)	$ (3,262,353)	(681,247)	$ (7,428,359)

MARCH 31, 2013
BLACKROCK FUNDS II		95

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount

Service

Shares sold	77,653	$ 843,554	210,318	$ 2,276,266
Shares issued in reinvestment of dividends	3,610	39,179	18,489	199,316
Shares redeemed.	(93,720)	(1,018,370)	(443,788)	(4,780,356)

Net decrease	(12,457)	$ (135,637)	(214,981)	$(2,304,774)

Investor A

Shares sold and automatic conversion of shares	5,845,053	$ 63,579,440	14,765,804	$ 160,755,163
Shares issued in reinvestment of dividends	423,785	4,610,402	1,722,148	18,628,598
Shares redeemed.	(10,703,694)	(116,482,778)	(18,759,078)	(204,114,074)

Net decrease	(4,434,856)	$ (48,292,936)	(2,271,126)	$ (24,730,313)

Investor B

Shares sold	21,052	$ 228,520	80,403	$ 870,600
Shares issued in reinvestment of dividends	1,374	14,901	15,116	162,601
Shares redeemed and automatic conversion of shares	(168,172)	(1,822,581)	(545,272)	(5,909,858)

Net decrease	(145,746)	$(1,579,160)	(449,753)	$(4,876,657)

Investor B1

Shares sold	103,147	$ 1,118,461	298,824	$ 3,239,771
Shares issued in reinvestment of dividends	5,807	62,967	71,249	767,076
Shares redeemed.	(791,831)	(8,588,222)	(3,146,292)	(34,134,314)

Net decrease	(682,877)	$(7,406,794)	(2,776,219)	$(30,127,467)

Investor C

Shares sold	856,104	$ 9,313,558	3,021,077	$ 32,854,877
Shares issued in reinvestment of dividends	29,262	317,809	192,849	2,079,421
Shares redeemed.	(1,791,415)	(19,458,207)	(4,047,817)	(43,964,813)

Net decrease	(906,049)	$ (9,826,840)	(833,891)	$ (9,030,515)

Investor C1

Shares sold	663,685	$ 7,210,163	1,653,600	$ 17,935,619
Shares issued in reinvestment of dividends	43,481	472,207	249,079	2,686,102
Shares redeemed.	(1,630,830)	(17,713,963)	(2,994,962)	(32,511,823)

Net decrease	(923,664)	$(10,031,593)	(1,092,283)	$(11,890,102)

Class R

Shares sold	948,881	$ 10,308,127	1,206,959	$ 13,115,353
Shares issued in reinvestment of dividends	20,309	220,894	100,448	1,085,987
Shares redeemed.	(1,143,187)	(12,431,917)	(1,704,126)	(18,502,242)

Net decrease	(173,997)	$ (1,902,896)	(396,719)	$ (4,300,902)

Total Net Decrease	(7,580,021)	$(82,438,209)	(8,717,417)	$(94,702,241)

For Secured Credit, there is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 8, 2013, the redemption fee was terminated and is no longer charged by the Fund.

96	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

On May 15, 2013, the Board approved certain changes to Long Duration Bond. In particular, the Board approved a change in the name of Long Duration Bond to “BlackRock Investment Grade Bond Portfolio” and certain changes to Long Duration Bond’s principal investment strategies. In addition, fund management has determined to change the benchmark index against which Long Duration Bond measures its performance from the Barclays Long Government/Credit Index to the Barclays U.S. Credit Index. The changes are expected to become effective during the third quarter 2013. Under its new investment strategies, Long Duration Bond will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. In addition, Long Duration Bond’s current duration band will be replaced with a duration range of 0 to 10 years.

MARCH 31, 2013
BLACKROCK FUNDS II		97

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

  Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

98	BLACKROCK FUNDS II	MARCH 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

MARCH 31, 2013
BLACKROCK FUNDS II		99

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

100	BLACKROCK FUNDS II	MARCH 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

    Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology

    Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

    Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios

BlackRock Emerging Market Allocation Portfolio

BlackRock Global Allocation Fund

BlackRock Managed Volatility Portfolio

BlackRock Multi-Asset Income Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

	2015 2020 2025 2030 2035	2040 2045 2050 2055	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

MARCH 31, 2013
BLACKROCK FUNDS II		101

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BLACKROCK®

Taxable5-3/13-SAR

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Funds II

Not FDIC Insured • May Lose Value • No Bank Guarantee

MARCH 31, 2013
2	BLACKROCK FUNDS II

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com/newworld for answers.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013	BlackRock Core Bond Portfolio
Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

—

The Fund’s duration positioning (sensitivity to interest rate movements) contributed positively to performance relative to the benchmark index. Security selection within securitized assets, including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also had a positive impact on returns. In agency mortgage-backed securities (“MBS”), a concentration in high-coupon issues in the 30-year portion of the yield curve enhanced results. In corporate credit, security selection in the financials and industrials sectors contributed positively. Additionally, the Fund’s allocation to high yield credit, which is not represented in the benchmark index composition, boosted performance.

—

Detracting from performance was the Fund’s yield curve positioning during the period. Foreign currency exposures also had a negative impact. Security selection in the non-credit sectors hindered results, mainly within foreign agency obligations and supranationals (multinational foreign government obligations).

Describe recent portfolio activity.

—

During the six-month period, the Fund slightly decreased exposure to US Treasury inflation-protected securities (“US TIPS”) and investment grade credit. Within securitized sectors, the Fund added to positions in ABS in the earlier part of the period, primarily in the form of new-issue subprime auto securities and student loans. However, as spreads on auto loan ABS continued to tighten, the Fund reduced exposure to this segment later in the period. The Fund added to CMBS with a bias toward shorter-duration issues with attractive yields. Toward the end of the period, the Fund reduced its non-US dollar positions.

Describe Fund positioning at period end.

—

Relative to the Barclays US Aggregate Bond Index, as of period end, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. The Fund was overweight in CMBS and ABS and underweight in investment grade credit. Within the government space, the Fund maintained an underweight in agency debentures, while holding overweight exposures to US Treasuries and agency MBS. The Fund also held positions in non-agency residential MBS and US TIPS, neither of which are represented in the benchmark index composition. The Fund ended the period with a neutral duration position versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	44%
U.S. Treasury Obligations	23
Corporate Bonds	14
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	7
Foreign Government Obligations	2
Foreign Agency Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	76%
AA/Aa	4
A	9
BBB/Baa	8
BB/Ba	1
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index (the benchmark).

[3]    This unmanaged market- weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.36%	1.25%	6.21%	N/A	5.41%	N/A	4.69%	N/A
Institutional	2.25	1.29	6.11	N/A	5.30	N/A	4.58	N/A
Service	1.87	1.02	5.73	N/A	5.00	N/A	4.29	N/A
Investor A	1.84	1.03	5.75	1.48%	4.98	4.13%	4.27	3.84%
Investor B	1.10	0.62	4.95	0.45	4.13	3.79	3.70	3.70
Investor C	1.20	0.66	5.00	4.00	4.21	4.21	3.44	3.44
Class R	1.70	0.83	5.39	N/A	4.68	N/A	3.94	N/A
Barclays US Aggregate Bond Index	–	0.09	3.77	N/A	5.47	N/A	5.02	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,012.50	$2.46	$2.26	$1,000.00	$1,022.49	$2.47	$1,022.69	$2.27
Institutional	$1,000.00	$1,012.90	$3.01	$2.81	$1,000.00	$1,021.94	$3.02	$1,022.14	$2.82
Service	$1,000.00	$1,010.20	$4.86	$4.66	$1,000.00	$1,020.09	$4.89	$1,020.29	$4.68
Investor A	$1,000.00	$1,010.30	$4.66	$4.46	$1,000.00	$1,020.29	$4.68	$1,020.49	$4.48
Investor B	$1,000.00	$1,006.20	$8.85	$8.65	$1,000.00	$1,016.11	$8.90	$1,016.31	$8.70
Investor C	$1,000.00	$1,006.60	$8.30	$8.10	$1,000.00	$1,016.65	$8.35	$1,016.85	$8.15
Class R	$1,000.00	$1,008.30	$5.86	$5.66	$1,000.00	$1,019.10	$5.89	$1,019.30	$5.69

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.60% for Institutional, 0.97% for Service, 0.93% for Investor A, 1.77% for Investor B, 1.66% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.56% for Institutional, 0.93% for Service, 0.89% for Investor A, 1.73% for Investor B, 1.62% for Investor C and 1.13% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		5

Fund Summary as of March 31, 2013	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

—

High yield bonds performed well during the period given the continued strong demand from investors seeking yield in the low-interest-rate environment. Relative to the benchmark index, the Fund benefited from security selection in lower-rated credits as this portion of the market outperformed higher quality assets overall. On an industry basis, security selection in the building materials, gaming and automotive sectors propelled the Fund’s performance. The Fund’s allocations to select common stocks and preferred securities also boosted returns for the period.

—

Security selection within middle-tier quality credits, where the Fund held overweight exposure, detracted from relative performance, as did selection among non-rated instruments. Security selection within the wireless and metals industries also hindered results. While a tactical allocation to floating rate loan interests (bank loans) added to returns on an absolute basis, it detracted from performance relative to the Fund’s high yield benchmark as high yield bonds outperformed bank loans during the period.

Describe recent portfolio activity.

—	During the six-month period, the Fund maintained its focus on higher quality, income-oriented credit names with stable fundamentals, good earnings/revenue visibility and attractive coupons. The Fund remained generally cautious of cyclical credits that tend to be more vulnerable to slower economic growth and bouts of weakness, but allowed some risk in companies with positive growth catalysts or idiosyncratic characteristics. Also during the period, the Fund continued to increase exposure to bank loans, which have shown more compelling risk-reward characteristics relative to the higher quality, shorter-dated segments of the high yield market. Bank loan exposure also helped to lessen duration risk in the Fund as near-term interest rate volatility became a greater concern. Furthermore, the Fund continued adding to select equities and equity-like assets with an increasing level of market risk to enhance the Fund’s total return potential while the market’s positive risk tone persists.

Describe Fund positioning at period end.

—

At period end, relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund remained underweight in higher quality high yield debt given recent valuations and Fund management’s outlook for interest rate movements. The Fund was overweight in the mid-tier quality range and held overweights in certain high-conviction, lower quality issues. The Fund was overweight in the lodging, electric and gaming industries, and underweight in banking, media non-cable and food & beverage, where Fund management finds less overall value. In addition to high yield bonds, the Fund also held small out-of-benchmark allocations to floating rate loan interests, common stocks, investment grade corporate bonds and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	73%
Floating Rate Loan Interests	18
Common Stocks	6
Preferred Securities	2
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	4%
BB/Ba	31
B	40
CCC/Caa	8
Not Rated	17

[1]	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock High Yield Bond Portfolio
Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]    An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	5.45%	7.42%	13.88%	N/A	11.36%	N/A	10.22%	N/A
Institutional	5.40	7.27	13.82	N/A	11.25	N/A	10.11	N/A
Service	5.09	7.09	13.33	N/A	10.87	N/A	9.77	N/A
Investor A	4.86	7.08	13.47	8.97%	10.88	9.98%	9.75	9.30%
Investor B	4.21	6.76	12.49	7.99	10.06	9.79	9.19	9.19
Investor B1	4.53	6.80	12.73	8.73	10.37	10.09	9.22	9.22
Investor C	4.32	6.68	12.59	11.59	10.09	10.09	8.94	8.94
Investor C1	4.42	6.76	12.64	11.64	10.26	10.26	9.14	9.14
Class R	4.74	6.91	13.09	N/A	10.57	N/A	9.47	N/A
Barclays US Corporate High Yield 2% Issuer Capped Index	–	6.28	13.08	N/A	11.75	N/A	10.11	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,074.20	$2.84	$2.79	$1,000.00	$1,022.19	$2.77	$1,022.24	$2.72
Institutional	$1,000.00	$1,072.70	$3.05	$3.00	$1,000.00	$1,021.99	$2.97	$1,022.04	$2.92
Service	$1,000.00	$1,070.90	$4.70	$4.65	$1,000.00	$1,020.39	$4.58	$1,020.44	$4.53
Investor A	$1,000.00	$1,070.80	$4.80	$4.75	$1,000.00	$1,020.29	$4.68	$1,020.34	$4.63
Investor B	$1,000.00	$1,067.60	$9.23	$9.18	$1,000.00	$1,016.01	$9.00	$1,016.06	$8.95
Investor B1	$1,000.00	$1,068.00	$7.58	$7.53	$1,000.00	$1,017.60	$7.39	$1,017.65	$7.34
Investor C	$1,000.00	$1,066.80	$8.76	$8.71	$1,000.00	$1,016.45	$8.55	$1,016.50	$8.50
Investor C1	$1,000.00	$1,067.60	$8.09	$8.04	$1,000.00	$1,017.10	$7.90	$1,017.15	$7.85
Class R	$1,000.00	$1,069.10	$6.50	$6.45	$1,000.00	$1,018.65	$6.34	$1,018.70	$6.29

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for BlackRock, 0.59% for Institutional, 0.91% for Service, 0.93% for Investor A, 1.79% for Investor B, 1.47% for Investor B1, 1.70% for Investor C, 1.57% for Investor C1 and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for BlackRock, 0.58% for Institutional, 0.90% for Service, 0.92% for Investor A, 1.78% for Investor B, 1.46% for Investor B1, 1.69% for Investor C, 1.56% for Investor C1 and 1.25% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		7

Fund Summary as of March 31, 2013	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

What factors influenced performance?

—

The Fund’s overweight to corporate credit was the largest contributor to performance for the period, especially within the financials and industrials as well as the Fund’s allocation to high yield. Also having a positive impact were the Fund’s allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), which are not represented in the benchmark index composition. Foreign currency exposure enhanced results for the period, particularly the Fund’s positioning in the British pound and the euro.

—	Detracting from performance were the Fund’s underweight allocations to US Treasuries and US agency debentures as these sectors performed well during the period.

Describe recent portfolio activity.

—

During the six-month period, the Fund increased exposure to credits with terms of less than three years and moved to a bias for financials. Fund management favors financials as the sector tends to perform well in a range-bound trading environment, and the exposure also provides protection against leveraged buy-out risk. The Fund also added to positions in industrials and increased its exposure to high yield. In the securitized space, the Fund added to positions in CMBS as recent spread widening resulted in an attractive buying opportunity. The Fund reduced exposure to subprime auto ABS given tighter spreads and less relative value in this sector. The Fund slightly increased exposure to mortgage-backed securities (“MBS”) in light of the Bank of Japan’s asset purchase program, as Fund management believes a weaker yen is likely to drive Japanese investors to the US mortgage sector as an alternative to yen-denominated assets.

Describe Fund positioning at period end.

—

Relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, the Fund ended the period with a neutral-to-short duration position and an overweight position in the credit sectors. Fund management believes that the liquidity being provided by the world’s major central banks combined with recent renewed signs of weakness in the US recovery is likely to support demand for credit on the short end of the yield curve. Within the securitized sectors, the Fund continued to favor CMBS as spreads have been moving wider as a result of heightened concerns about prepayments from loan liquidation. In the ABS space, Fund positioning reflected a preference for Federal Family Education Loan Program student loans and credit cards within short-dated, high grade US consumer ABS, while favoring Australian residential MBS and auto/equipment ABS as compared to both US and European consumer ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	48%
U.S. Treasury Obligations	15
U.S. Government Sponsored Agency Securities	13
Non-Agency Mortgage-Backed Securities	12
Asset-Backed Securities	11
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	41%
AA/Aa	5
A	21
BBB/Baa	24
BB/Ba	4
B	3
Not Rated	2

[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Low Duration Bond Portfolio
Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1% of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

[3]    An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years.

Performance Summary for the Period Ended March 31, 2013

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.10%	1.51%	4.17%	N/A	3.43%	N/A	3.19%	N/A
Institutional	2.06	1.49	4.13	N/A	3.39	N/A	3.11	N/A
Service	1.66	1.29	3.73	N/A	3.03	N/A	2.77	N/A
Investor A	1.71	1.31	3.77	1.46%	3.00	2.53%	2.75	2.52%
Investor A1	1.85	1.39	3.93	2.87	3.19	2.99	2.91	2.82
Investor B	0.90	0.90	2.93	(1.57)	2.22	1.86	2.23	2.23
Investor B3	0.90	0.90	2.99	(1.01)	2.18	1.81	1.91	1.91
Investor C	0.99	0.95	3.02	2.02	2.27	2.27	2.00	2.00
Investor C2	1.57	1.24	3.63	2.63	2.89	2.89	2.61	2.61
Investor C3	0.96	0.93	2.96	1.96	2.19	2.19	1.91	1.91
Class R	1.31	1.09	3.32	N/A	2.49	N/A	2.21	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government
Index	–	0.42	1.25	N/A	2.38	N/A	3.04	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,015.10	$2.31	$2.06	$1,000.00	$1,022.64	$2.32	$1,022.89	$2.07
Institutional	$1,000.00	$1,014.90	$2.51	$2.26	$1,000.00	$1,022.44	$2.52	$1,022.69	$2.27
Service	$1,000.00	$1,012.90	$4.52	$4.27	$1,000.00	$1,020.44	$4.53	$1,020.69	$4.28
Investor A	$1,000.00	$1,013.10	$4.32	$4.07	$1,000.00	$1,020.64	$4.33	$1,020.89	$4.08
Investor A1	$1,000.00	$1,013.90	$3.46	$3.21	$1,000.00	$1,021.49	$3.48	$1,021.74	$3.23
Investor B	$1,000.00	$1,009.00	$8.36	$8.11	$1,000.00	$1,016.60	$8.40	$1,016.85	$8.15
Investor B3	$1,000.00	$1,009.00	$8.41	$8.16	$1,000.00	$1,016.55	$8.45	$1,016.80	$8.20
Investor C	$1,000.00	$1,009.50	$7.92	$7.67	$1,000.00	$1,017.05	$7.95	$1,017.30	$7.70
Investor C2	$1,000.00	$1,012.40	$4.97	$4.72	$1,000.00	$1,020.00	$4.99	$1,020.24	$4.73
Investor C3	$1,000.00	$1,009.30	$8.12	$7.86	$1,000.00	$1,016.85	$8.15	$1,017.10	$7.90
Class R	$1,000.00	$1,010.90	$6.47	$6.17	$1,000.00	$1,018.50	$6.49	$1,018.80	$6.19

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.50% for Institutional, 0.90% for Service, 0.86% for Investor A, 0.69% for Investor A1, 1.67% for Investor B, 1.68% for Investor B3, 1.58% for Investor C, 0.99% for Investor C2, 1.62% for Investor C3 and 1.29% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.85% for Service, 0.81% for Investor A, 0.64% for Investor A1, 1.62% for Investor B, 1.63% for Investor B3, 1.53% for Investor C, 0.94% for Investor C2, 1.57% for Investor C3 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS II		9

About Fund Performance

—	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor A1 Shares (available only in BlackRock Low Duration Bond Portfolio) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion. These Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

—

Investor B1 Shares (available only in BlackRock High Yield Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

—

Investor B3 Shares are subject to a maximum CDSC of 4%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Share fees.

—

Investor C, Investor C1, Investor C2 and C3 Shares (Investor C1 Shares available only in BlackRock High Yield Bond Portfolio; Investor C2 and Investor C3 Shares available only in BlackRock Core Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2,

2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

—

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

10	BLACKROCK FUNDS II	MARCH 31, 2013

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

MARCH 31, 2013
BLACKROCK FUNDS II		11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Alm Loan Funding, Series 2012-7A, Class A1, 1.72%, 10/19/24 (a)(b)	USD	9,080	$9,098,160
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		3,450	3,612,098
Series 2012-2, Class C, 2.64%, 10/10/17		2,965	3,055,652
Series 2012-3, Class C, 2.42%, 5/08/18		2,810	2,891,706
Series 2012-4, Class B, 1.31%, 11/08/17		1,710	1,719,773
Series 2012-4, Class C, 1.93%, 8/08/18		2,670	2,704,686
Series 2012-5, Class C, 1.69%, 11/08/18		3,125	3,151,169
ARES CLO Ltd., Series 2012-2A, Class B1, 3.43%, 10/12/23 (a)(b)		2,750	2,774,200
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	4,977	6,457,552
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.37%, 11/20/24 (a)(b)	USD	2,850	2,850,000
Capital Auto Receivables Asset Trust, Series 2013-1, Class B, 1.29%, 4/20/18		3,340	3,337,455
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.78%, 1/20/25 (a)(b)		12,510	12,510,000
CarMax Auto Owner Trust, Series 2012-1, Class D, 3.09%, 8/15/18		1,360	1,405,715
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.80%, 11/07/23 (a)(b)		2,620	2,643,887
Series 2012-1A, Class C, 2.20%, 11/07/23 (a)(b)		1,685	1,700,296
Countrywide Asset-Backed Certificates, Series 2007-12, Class 2A1, 0.55%, 8/25/47 (b)		501	497,079
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%, 4/16/18 (a)		2,437	2,437,397
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,875	3,899,447
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		2,105	2,138,914
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		2,900	2,915,956
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,500	1,519,368
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,750	3,868,241
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)		510	511,792
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	202,629
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		1,560	1,567,997

Asset-Backed Securities	Par (000)		Value

Series 2011-2, Class C, 2.37%, 9/15/15	USD	3,710	$3,730,898
Series 2011-2, Class D, 2.86%, 9/15/15		2,575	2,594,150
Series 2012-1, Class C, 1.70%, 1/15/16 (b)		4,150	4,176,913
Series 2012-1, Class D, 2.30%, 1/15/16 (b)		3,890	3,913,577
Series 2012-2, Class C, 2.86%, 1/15/19		980	1,028,425
Series 2012-2, Class D, 3.50%, 1/15/19		1,725	1,817,839
Series 2012-4, Class C, 1.39%, 9/15/16		1,965	1,975,371
Series 2012-4, Class D, 2.09%, 9/15/16		3,430	3,448,203
Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,087,120
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.43%, 4/25/25 (a)(b)		5,230	5,187,506
GSAA Home Equity Trust:
Series 2005-11, Class 2A1, 0.48%, 10/25/35 (b)		3,799	3,467,112
Series 2006-5, Class 2A1, 0.27%, 3/25/36 (b)		1,156	649,285
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (a)		1,415	1,418,537
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		2,865	2,920,581
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		10,230	10,299,564
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.31%, 7/25/37 (b)		855	848,860
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,420	2,471,522
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		123	123,449
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (a)		10,006	11,831,143
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)		2,295	2,531,699
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		7,832	8,470,061
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.03%, 10/15/17 (a)(b)		8,364	8,311,302
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class BT1, 1.25%, 2/15/45 (a)		1,500	1,503,405
Nelnet Student Loan Trust, Series 2008-3, Class A4, 1.94%, 11/25/24 (b)		5,310	5,653,180
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.79%, 1/18/24 (a)(b)		3,895	3,899,869
OHA Loan Funding Ltd., Series 2012-1A, Class A, 1.09%, 1/23/25 (a)(b)		10,700	10,700,000
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.21%, 10/30/23 (a)(b)		6,920	7,051,480

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar	GO	General Obligation Bonds
CAD	Canadian Dollar	JPY	Japanese Yen
CDO	Collateralized Debt Obligations	LIBOR	London Interbank Offered Rate
CNY	Chinese Yuan	MXN	Mexican Peso
DIP	Debtor In Possession	NOK	Norwegian Krone
EBITDA	Earnings Before Interest, Taxes,	NZD	New Zealand Dollar
	Depreciations and Amortization	RB	Revenue Bonds
EUR	Euro	SEK	Swedish Krona
FKA	Formerly Known As	TBA	To-be-announced
GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

PFS Financing Corp., Series 2012-AA, Class A, 1.40%, 2/15/16 (a)(b)	USD 4,160	$4,187,173
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)	1,963	1,971,591
Series 2012-1, Class B, 2.72%, 5/16/16	2,110	2,161,919
Series 2012-1, Class C, 3.78%, 11/15/17	2,845	2,977,036
Series 2012-2, Class C, 3.20%, 2/15/18	1,525	1,585,715
Series 2012-3, Class B, 1.94%, 12/15/16	5,430	5,513,063
Series 2012-3, Class C, 3.01%, 4/16/18	7,400	7,681,104
Series 2012-4, Class C, 2.94%, 12/15/17	5,135	5,333,889
Series 2012-5, Class B, 1.56%, 8/15/18	4,130	4,170,305
Series 2012-5, Class C, 2.70%, 8/15/18	1,965	2,050,827
Series 2012-6, Class B, 1.33%, 5/15/17	3,280	3,297,853
Series 2012-6, Class C, 1.94%, 3/15/18	2,260	2,287,129
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)	8,180	8,193,211
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)	15,260	15,364,684
Series 2013-2, Class B, 1.33%, 3/15/18	7,870	7,865,121
Series 2013-2, Class C, 1.95%, 3/15/19	12,920	12,914,044
Scholar Funding Trust, Series 2011-A, Class A, 1.20%, 10/28/43 (a)(b)	8,778	8,808,278
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.68%, 3/15/22 (b)	4,659	4,595,221
Series 2004-B, Class A2, 0.48%, 6/15/21 (b)	7,663	7,542,776
Series 2005-B, Class A2, 0.46%, 3/15/23 (b)	3,414	3,353,656
Series 2008-5, Class A4, 2.00%, 7/25/23 (b)	7,925	8,355,549
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)	1,280	1,391,725
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)	4,030	4,527,689
Series 2012-A, Class A1, 1.60%, 8/15/25 (a)(b)	2,501	2,538,984
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)	10,665	11,419,474
Series 2012-C, Class A1, 1.30%, 8/15/23 (a)(b)	5,162	5,212,442
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)	10,105	10,787,674
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)	11,730	12,329,649
Series 2012-E, Class A1, 0.95%, 10/16/23 (a)(b)	4,633	4,654,876
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)	11,670	11,666,732
Series 2013-A, Class A2B, 1.25%, 5/17/27 (a)(b)	10,060	10,068,752
Series 2013-A, Class B, 2.50%, 3/15/47 (a)	4,500	4,270,549
Structured Asset Securities Corp., Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)	1,138	1,108,450
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A2, 0.25%, 2/25/37 (b)	125	124,966
Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (a)	4,467	4,768,689
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.79%, 7/17/24 (a)(b)	12,420	12,508,306
Series 2012-1A, Class A2, 2.71%, 7/17/24 (a)(b)	2,340	2,365,693

Asset-Backed Securities	Par (000)	Value

World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22	USD 8,270	$8,515,925
Series 2012-D, Class A, 2.15%, 4/17/23	10,105	10,275,603

Total Asset-Backed Securities – 13.9%		430,328,542

Corporate Bonds

Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	2,875	3,162,816

Automobiles – 0.1%
Ford Motor Co., 4.75%, 1/15/43	4,244	3,949,904

Beverages – 0.1%
Pernod-Ricard SA, 4.45%, 1/15/22 (a)	2,923	3,210,348

Capital Markets – 0.7%
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22	7,024	8,166,973
3.63%, 1/22/23	12,195	12,280,767

		20,447,740

Chemicals – 0.2%
LyondellBasell Industries NV, 5.00%, 4/15/19	4,660	5,265,800

Commercial Banks – 0.8%
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)	5,960	6,232,968
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)	14,280	14,833,350
Wells Fargo & Co., 3.45%, 2/13/23	4,351	4,380,239

		25,446,557

Consumer Finance – 0.1%
Discover Bank:
8.70%, 11/18/19	720	962,058
7.00%, 4/15/20	427	531,537
Discover Financial Services, 3.85%, 11/21/22	2,315	2,382,802

		3,876,397

Containers & Packaging – 0.2%
Rock Tenn Co., 4.00%, 3/01/23	4,853	4,907,776

Diversified Financial Services – 5.0%
Bank of America Corp.:
6.50%, 8/01/16	2,130	2,453,083
3.88%, 3/22/17	4,875	5,244,335
2.00%, 1/11/18	10,680	10,629,195
5.65%, 5/01/18 (c)	39,420	45,601,332
5.70%, 1/24/22	2,736	3,204,789
3.30%, 1/11/23	4,800	4,733,083
Citigroup, Inc.:
4.59%, 12/15/15	20,960	22,719,990
4.45%, 1/10/17	1,850	2,036,732
Ford Motor Credit Co. LLC:
5.00%, 5/15/18	6,906	7,606,337
4.25%, 9/20/22	5,375	5,557,481
General Electric Capital Corp.:
5.30%, 2/11/21	2,665	3,055,092
3.10%, 1/09/23	6,415	6,351,254
JPMorgan Chase & Co.:
3.25%, 9/23/22	2,518	2,514,112
3.20%, 1/25/23	5,050	5,041,829
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	2,970	3,441,859
Novus USA Trust, Series 2013-1, 1.59%, 2/28/14 (a)(b)	6,320	6,320,000

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49 (a)(b)(d)(e)	USD	2,375	–
Tiers Trust, Series 2012-01, 2.04%, 5/12/14 (a)(b)		18,120	$18,142,650

			154,653,153

Diversified Telecommunication Services – 0.2%
Verizon Communications, Inc., 3.85%, 11/01/42		7,971	6,894,046

Electric Utilities – 0.9%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,191	1,582,458
5.95%, 12/15/36		1,270	1,440,160
Duke Energy Carolinas LLC, 4.25%, 12/15/41		3,240	3,321,389
Florida Power & Light Co.:
5.95%, 2/01/38		1,410	1,832,209
5.69%, 3/01/40		400	508,443
Florida Power Corp., 5.90%, 3/01/33		780	967,316
Georgia Power Co., 3.00%, 4/15/16		4,115	4,385,248
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,500	3,184,003
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		875	1,135,960
PacifiCorp, 6.25%, 10/15/37		4,200	5,604,438
Southern California Edison Co., Series 2008-A, 5.95%, 2/01/38		1,000	1,293,838
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		2,605	2,733,466

			27,988,928

Electronic Equipment, Instruments & Components – 0.5%
Jabil Circuit, Inc., 8.25%, 3/15/18		13,030	15,668,575

Energy Equipment & Services – 1.0%
Transocean, Inc.:
5.05%, 12/15/16		5,155	5,727,705
2.50%, 10/15/17		7,840	7,939,215
6.00%, 3/15/18		15,276	17,301,643

			30,968,563

Food Products – 0.5%
Kraft Foods Group, Inc., 5.00%, 6/04/42		3,413	3,659,470
Mondelez International, Inc., 6.50%, 8/11/17		10,565	12,756,667

			16,416,137

Health Care Equipment & Supplies – 0.8%
Boston Scientific Corp.:
4.50%, 1/15/15		1,805	1,914,840
6.25%, 11/15/15		10,860	12,179,783
6.40%, 6/15/16		1,555	1,776,200
5.13%, 1/12/17		6,311	7,023,247
6.00%, 1/15/20		2,470	2,887,099

			25,781,169

Health Care Providers & Services – 0.3%
Coventry Health Care, Inc., 5.45%, 6/15/21		3,659	4,312,322
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,380	1,456,872
WellPoint, Inc., Series A, 3.70%, 8/15/21		2,392	2,526,143

			8,295,337

Independent Power Producers & Energy Traders – 0.2%
Ipalco Enterprises, Inc., 5.00%, 5/01/18		7,350	7,938,000

Insurance – 1.7%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	3,400	4,859,783
American International Group, Inc.:
3.80%, 3/22/17	USD	7,542	8,161,010
5.45%, 5/18/17		3,790	4,341,570
4.88%, 6/01/22		4,430	5,011,610

Corporate Bonds	Par (000)		Value

Insurance (concluded)
AXA SA, 5.25%, 4/16/40 (b)	EUR	1,950	2,583,069
Lincoln National Corp., 7.00%, 6/15/40	USD	650	856,229
Manulife Financial Corp., 3.40%, 9/17/15		3,650	3,839,537
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		3,625	3,820,949
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	2,500	3,721,783
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	3,750	4,085,479
7.38%, 6/15/19		2,760	3,543,743
5.38%, 6/21/20		3,470	4,092,494
4.50%, 11/15/20		4,840	5,439,933

			54,357,189

Life Sciences Tools & Services – 0.0%
Life Technologies Corp., 6.00%, 3/01/20		635	712,433

Media – 3.2%
CBS Corp.:
4.63%, 5/15/18		1,635	1,827,101
8.88%, 5/15/19		3,650	4,875,013
5.75%, 4/15/20		2,610	3,073,084
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,050	3,106,521
Comcast Corp.:
5.88%, 2/15/18		4,079	4,920,897
4.65%, 7/15/42		5,462	5,558,448
COX Communications, Inc.:
3.25%, 12/15/22 (a)		8,845	8,985,529
8.38%, 3/01/39 (a)		8,375	12,406,432
4.70%, 12/15/42 (a)		208	204,708
NBCUniversal Media LLC:
5.15%, 4/30/20		9,964	11,808,944
2.88%, 1/15/23		6,321	6,265,400
News America, Inc., 7.63%, 11/30/28		850	1,113,367
TCI Communications, Inc., 7.88%, 2/15/26		2,540	3,513,173
Time Warner Cable, Inc., 4.50%, 9/15/42		7,112	6,464,986
Time Warner, Inc., 4.70%, 1/15/21		2,170	2,446,922
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		19,931	21,226,515

			97,797,040

Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (a)		5,425	5,443,119
3.55%, 3/01/22		1,823	1,812,077
3.88%, 3/15/23 (a)		3,287	3,296,509
5.45%, 3/15/43 (a)		1,976	1,952,871

			12,504,576

Multiline Retail – 0.3%
Macy’s Retail Holdings, Inc.:
7.45%, 7/15/17		5,154	6,335,895
2.88%, 2/15/23		4,875	4,718,020

			11,053,915

Multi-Utilities – 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		5,432	5,601,669

Oil, Gas & Consumable Fuels – 2.1%
Anadarko Petroleum Corp., 5.95%, 9/15/16		7,965	9,168,567
Energy Transfer Partners LP:
3.60%, 2/01/23		5,700	5,672,178
6.50%, 2/01/42		5,731	6,548,372
Enterprise Products Operating LLC, 4.45%, 2/15/43		2,180	2,096,271
Murphy Oil Corp.:
2.50%, 12/01/17		4,907	4,927,359

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
4.00%, 6/01/22	USD	1,102	1,098,688
3.70%, 12/01/22		6,629	6,440,093
5.13%, 12/01/42		825	770,812
Noble Holding International Ltd., 3.95%, 3/15/22		2,185	2,249,958
Pride International, Inc., 6.88%, 8/15/20		2,435	3,052,733
Valero Energy Corp., 6.63%, 6/15/37		942	1,147,821
Western Gas Partners LP:
5.38%, 6/01/21		9,496	10,740,470
4.00%, 7/01/22		2,493	2,578,901
The Williams Cos., Inc.:
7.88%, 9/01/21		3,430	4,382,799
3.70%, 1/15/23		3,345	3,320,612

			64,195,634

Paper & Forest Products – 0.6%
International Paper Co.:
4.75%, 2/15/22		12,293	13,837,296
6.00%, 11/15/41		2,980	3,467,161

			17,304,457

Pharmaceuticals – 0.4%
Teva Pharmaceutical Finance Co. BV:
3.65%, 11/10/21		1,750	1,862,350
2.95%, 12/18/22		5,143	5,156,259
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		4,250	4,522,850

			11,541,459

Real Estate Investment Trusts (REITs) – 0.4%
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20		1,149	1,152,817
4.75%, 6/01/21		2,720	3,022,842
Vornado Realty LP, 5.00%, 1/15/22		6,845	7,583,069

			11,758,728

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		5,133	5,172,267

Specialty Retail – 0.0%
QVC, Inc.:
4.38%, 3/15/23 (a)		240	242,624
5.95%, 3/15/43 (a)		776	772,753

			1,015,377

Tobacco – 0.2%
Philip Morris International, Inc.:
4.88%, 5/16/13		2,965	2,981,482
4.50%, 3/26/20		2,800	3,222,593

			6,204,075

Wireless Telecommunication Services – 1.4%
America Movil SAB de CV:
2.38%, 9/08/16		7,285	7,493,876
3.13%, 7/16/22		4,832	4,738,501
4.38%, 7/16/42 (f)		2,765	2,548,406
CC Holdings GS V LLC, 3.85%, 4/15/23 (a)		3,347	3,371,979
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		16,615	20,326,741
SBA Tower Trust, 5.10%, 4/15/42 (a)		3,490	3,925,364

			42,404,867

Total Corporate Bonds – 22.8%			706,494,932

Foreign Agency Obligations	Par (000)		Value

Eksportfinans ASA, 5.50%, 5/25/16	USD	1,835	1,906,141
Hydro-Quebec:
8.40%, 1/15/22		7,595	10,843,146
8.05%, 7/07/24		18,860	27,543,446
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		6,400	6,418,560
Nexen, Inc.:
5.88%, 3/10/35		220	265,705
6.40%, 5/15/37		2,170	2,803,254
7.50%, 7/30/39		8,825	12,830,800
Petrobras International Finance Co., 3.88%, 1/27/16		14,340	15,006,609

Total Foreign Agency Obligations – 2.5%			77,617,661

Foreign Government Obligations

Germany – 1.5%
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	33,375	46,409,221

Italy – 0.7%
Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		2,500	3,367,994
5.25%, 8/01/17		13,230	18,204,643

			21,572,637

Mexico – 0.3%
United Mexican States:
5.63%, 1/15/17	USD	4,800	5,520,000
5.13%, 1/15/20		1,850	2,166,350
7.50%, 4/08/33		640	915,200

			8,601,550

Poland – 0.1%
Republic of Poland, 5.13%, 4/21/21		2,970	3,430,350

Total Foreign Government Obligations – 2.6%			80,013,758

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 1.3%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.09%, 10/25/34 (b)		652	635,837
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.74%, 2/25/35 (b)		924	880,291
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		7,070	6,943,455
Series 2011-4R, Class 5A1, 4.13%, 5/27/36 (a)(b)		9,435	9,022,992
Series 2011-4R, Class 6A1, 2.95%, 5/27/36 (a)(b)		1,851	1,817,689
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (b)		2,016	1,901,237
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.47%, 10/25/35 (b)		6,944	5,830,295
Series 2006-2, Class A1, 0.38%, 12/25/36 (b)		1,369	1,137,758
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		994	969,339
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		766	761,732

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
MortgageIT Trust, Series 2004-1, Class A1, 0.98%, 11/25/34 (b)	USD	2,154	$2,079,755
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.42%, 2/25/46 (b)		4,110	1,994,192
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.82%, 11/25/34 (b)		5,927	5,964,848

			39,939,420

Commercial Mortgage-Backed Securities — 8.5%
BAMLL Commercial Mortgage Securities Trust, Series 2012-CLRN, Class A, 1.35%, 8/15/29 (a)(b)		2,484	2,505,621
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		8,805	9,994,846
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	565,260
Series 2007-3, Class A4, 5.80%, 6/10/49 (b)		1,565	1,792,072
Series 2007-3, Class AM, 5.80%, 6/10/49 (b)		3,840	4,364,744
Series 2007-4, Class A3, 6.00%, 2/10/51 (b)		4,039	4,238,031
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4,482,697
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		990	1,089,478
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		1,950	2,176,062
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.02%, 12/10/49 (b)		3,730	4,360,202
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		4,316	4,836,491
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,295,615
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		5,020	5,072,002
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		4,440	4,550,808
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,830	3,951,005
Credit Suisse Mortgage Capital Certificates:
Series 2006-C4, Class A3, 5.47%, 9/15/39		2,656	2,975,946
Series 2007-C4, Class A3, 5.76%, 9/15/39 (b)		5,045	5,274,472
Series 2008-C1, Class A2, 6.02%, 2/15/41 (b)		3,473	3,550,852
Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (a)(b)		10,710	12,307,686
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.73%, 6/17/49 (a)(b)		3,115	3,587,854
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		14,092	14,129,412
Extended Stay America Trust:
Series 2013-ESFL, Class CFL, 1.70%, 12/05/31 (a)(b)		6,000	6,007,200
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)		2,460	2,459,016
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,524,663

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49	USD	8,479	$8,460,306
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2, 5.60%, 5/10/40 (b)		16,875	17,002,456
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		1,800	2,078,683
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		5,040	5,702,100
Series 2007-GG9, Class A2, 5.38%, 3/10/39		13,324	13,718,077
Series 2007-GG9, Class AM, 5.48%, 3/10/39		1,360	1,500,064
GS Mortgage Securities Trust:
Series 2006-GG8, Class AM, 5.59%, 11/10/39		1,470	1,656,124
Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)(f)		1,980	2,265,655
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		830	869,069
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		7,604	7,766,791
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		6,996	7,209,883
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		2,390	2,577,835
Series 2007-CB18, Class A3, 5.45%, 6/12/47		404	417,556
Series 2007-CB20, Class AM, 6.08%, 2/12/51 (b)		4,748	5,577,033
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		3,777	4,094,918
Series 2012-HSBC, Class D, 4.67%, 7/05/32 (a)(b)		1,500	1,595,443
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		2,760	2,913,666
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		5,880	6,740,015
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		8,285	9,535,844
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.27%, 11/12/37 (b)		3,765	4,030,338
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		1,540	1,784,888
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		2,522	2,629,253
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,611,665
Series 2007-IQ15, Class AM, 6.09%, 6/11/49 (b)		4,145	4,580,528
Morgan Stanley ReREMIC Trust:
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		3,980	4,019,823
Series 2012-IO, Class AXB1, 1.00%, 12/01/42		2,778	2,772,037
Series 2012-IO, Class AXB2, 1.00%, 12/01/42		2,420	2,340,479

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)	USD 5,448	$5,516,374
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.93%, 2/16/51 (a)(b)	4,796	5,524,667
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)	2,773	2,774,059
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)	5,272	5,277,329
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45	5,200	5,321,062

		260,956,055

Interest Only Commercial Mortgage-Backed Securities – 1.5%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)	65,905	4,001,620
Citigroup Commercial Mortgage Trust, Series 2013-SMP, 0.01%, 1/20/30	89,950	3,032,484
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.25%, 5/15/45 (b)	43,606	5,978,797
Series 2013-CR6, Class XA, 1.71%, 3/10/46 (b)	49,820	4,495,519
Series 2013-LC6, Class XA, 1.96%, 1/10/46 (b)	67,157	7,420,864
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.12%, 6/20/29 (a)(b)	3,472	46,399
Series 1997-C2, Class AX, 0.19%, 1/17/35 (b)	1,080	1,143
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)	27,855	1,947,065
GS Mortgage Securities Trust, Series 2013-KING, Class XA, 0.73%, 12/10/27 (a)(b)	38,295	1,578,252
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class XA, 2.04%, 6/15/45 (b)	20,316	2,320,445
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.69%, 3/15/45 (a)(b)	39,570	5,671,903
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.87%, 5/25/36 (a)(b)	8,098	126,399
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.85%, 12/15/45 (a)(b)	42,836	5,272,299
Series 2013-C12, Class C, 1.68%, 3/15/48 (b)	52,120	5,386,550

		47,279,739

Total Non-Agency Mortgage-Backed Securities – 11.3%		348,175,214

Preferred Securities

Capital Trusts

Capital Markets – 0.0%
State Street Capital Trust IV, 1.28%, 6/01/77 (b)	710	570,663

Commercial Banks – 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)	4,930	4,942,325

Diversified Financial Services – 0.1%
ZFS Finance USA Trust V, 6.50%,
5/09/67 (a)(b)	2,409	2,577,630

	Par
Capital Trusts	(000)	Value

Electric Utilities – 0.1%
Electricite de France SA, 5.25%, 1/29/49 (a)(b)	USD 2,625	$2,607,780

Insurance – 0.7%
American International Group, Inc., 8.18%, 5/15/68 (b)	2,305	3,103,106
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)	5,325	6,669,563
Prudential Financial, Inc.:
5.88%, 9/15/42 (b)	6,966	7,418,790
5.20%, 3/15/44 (b)	195	195,488
XL Group Plc, 6.50%, 12/29/49 (b)	4,365	4,266,787

		21,653,734

Media – 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(g)	3,200	3,232,320

Total Capital Trusts – 1.2%		35,584,452

Preferred Stocks	Shares

Insurance – 0.1%
The Allstate Corp., 5.10%	170,265	4,457,538

Trust Preferreds

Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40	133,685	3,822,054

Total Preferred Securities – 1.4%		43,864,044

	Par
Project Loans	(000)

Federal Housing Authority:
USGI Project, Series 56, 7.46%, 1/01/23	USD 56	54,651
USGI Project, Series 87, 7.43%, 10/01/22	60	58,670

Total Project Loans – 0.0%		113,321

Taxable Municipal Bonds

New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	4,120	4,764,698
5.50%, 6/15/43	4,935	5,754,506

Total Taxable Municipal Bonds – 0.3%		10,519,204

U.S. Government Sponsored Agency Securities

Agency Obligations – 3.7%
Fannie Mae:
1.86%, 10/09/19 (h)	12,125	10,745,345
4.63%, 5/01/13	16,430	16,494,751
6.63%, 11/15/30	1,500	2,233,356
Federal Farm Credit Bank, 2.63%, 4/17/14	14,000	14,356,440
Federal Home Loan Bank, 5.63%, 6/13/16	4,550	5,267,453
Freddie Mac:
3.75%, 3/27/19	10,765	12,342,094
5.50%, 8/23/17	3,500	4,216,985

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Agency Obligations (concluded)
FREMF Mortgage Trust:
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)	USD 1,435	$1,464,234
Series 2012-K711, Class B, 3.56%, 8/25/45 (a)(b)	3,495	3,573,187
Series 2013-K25, Class B, 3.62%, 11/25/45 (a)	1,415	1,427,027
Resolution Funding Corp. Interest Strip:
1.19%, 7/15/18 (h)	4,575	4,297,037
1.30%, 10/15/18 (h)	4,575	4,301,909
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16	172	179,882
Series 1996-20H, 7.25%, 8/01/16	153	161,659
Series 1996-20J, 7.20%, 10/01/16	123	130,584
Series 1996-20K, 6.95%, 11/01/16	372	393,480
Series 1997-20B, Class 1, 7.10%, 2/01/17	407	438,358
Series 1997-20F, Class 1, 7.20%, 6/01/17	89	97,436
Series 1997-20G, Class 1, 6.85%, 7/01/17	608	651,901
Tennessee Valley Authority, 5.25%, 9/15/39	24,965	31,853,543

		114,626,661

Collateralized Mortgage Obligations – 0.4%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32	520	536,994
Series 2004-88, Class HA, 6.50%, 7/25/34	795	844,146
Series 2005-29, Class AT, 4.50%, 4/25/35	299	314,830
Series 2005-29, Class WB, 4.75%, 4/25/35	1,307	1,413,540
Series 2005-48, Class AR, 5.50%, 2/25/35	1,425	1,564,966
Series 2005-62, Class CQ, 4.75%, 7/25/35	1,466	1,565,772
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23	1,829	2,034,701
Series 2594, Class TV, 5.50%, 3/15/14	950	966,570
Series 2825, Class VP, 5.50%, 6/15/15	1,107	1,143,479
Series 2864, Class NA, 5.50%, 1/15/31	890	899,347
Series 2996, Class MK, 5.50%, 6/15/35	48	53,625

		11,337,970

Commercial Mortgage-Backed Securities – 1.2%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)	17,789	21,764,488
Freddie Mac:
Series K013, Class A2, 3.97%, 1/25/21 (b)	9,120	10,286,092
Series K025, Class A2, 2.68%, 10/25/22	5,610	5,763,618

		37,814,198

Interest Only Collateralized Mortgage Obligations – 0.2%
Fannie Mae:
Series 2011-123, Class CS, 6.41%, 10/25/41 (b)	18,887	2,362,769
Series 2012-94, Class IK, 4.00%, 9/25/42	19,214	2,605,382

		4,968,151

U.S. Government Sponsored Agency Securities	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities – 0.7%
Fannie Mae, Series 2013-M4, Class X1, 4.12%, 2/25/18 (b)	USD 52,510		$8,637,317
Freddie Mac:
Series K019, Class X1, 1.75%, 3/25/22 (b)	9,833		1,208,092
Series K021, Class X1, 1.51%, 6/25/22 (b)	12,813		1,415,706
Series K023, Class X1, 1.32%, 8/25/22 (b)	25,410		2,483,485
Series K025, Class X1, 0.90%, 10/25/22	39,387		2,738,173
Series K707, Class X1, 1.56%, 1/25/47 (b)	21,695		1,666,281
Series K710, Class X1, 1.78%, 5/25/19 (b)	16,479		1,531,774
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)	21,835		1,890,847

			21,571,675

Mortgage-Backed Securities – 67.6%
Fannie Mae Mortgage-Backed Securities:
2.24%, 10/01/42 (b)	6,839		7,118,648
2.50%, 4/01/27-4/01/28 (i)	50,119		52,121,150
2.67%, 12/01/34 (b)	1,105		1,180,179
2.96%, 3/01/41 (b)	1,745		1,837,030
3.00%, 9/01/27-4/01/43 (i)	284,903		294,649,210
3.15%, 3/01/41 (b)	2,367		2,485,334
3.27%, 12/01/40 (b)	3,492		3,700,560
3.32%, 6/01/41 (b)	7,845		8,288,004
3.48%, 9/01/41 (b)	5,636		5,962,227
3.50%, 11/01/26-4/01/43 (i)	262,807		277,865,942
4.00%, 1/01/25-4/01/43 (i)	270,802		289,190,909
4.50%, 2/01/25-4/01/43 (i)	223,223		240,599,254
4.78%, 8/01/38 (b)	913		978,918
5.00%, 9/01/33-4/01/43 (i)	131,099		142,263,998
5.50%, 9/01/13-4/01/43 (i)	115,671		126,441,846
6.00%, 5/01/16-4/01/43 (i)	44,589		49,646,816
6.50%, 5/01/40	15,375		17,242,955
7.00%, 7/01/13-6/01/32	167		177,880
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/28-4/01/43 (i)	56,045		57,815,710
3.03%, 2/01/41 (b)	3,124		3,295,522
3.50%, 4/01/28-4/01/43 (i)	33,529		35,377,913
4.00%, 4/01/28-4/01/43 (i)	88,161		93,685,761
4.50%, 10/01/41-4/01/43 (i)	64,294		68,775,965
5.00%, 10/01/36-5/01/39	27,262		29,391,892
5.23%, 11/01/38 (b)	146		157,489
5.50%, 4/01/13-1/01/40	23,235		25,156,895
6.00%, 12/01/13-12/01/32	1,581		1,694,020
6.50%, 8/01/13-7/01/17	31		33,107
8.00%, 11/01/22-10/01/25	6		6,110
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/43 (i)	23,700		24,755,389
3.50%, 1/20/43-4/15/43 (i)	46,278		49,561,450
4.00%, 1/15/41-4/15/43 (i)	45,007		48,906,223
4.50%, 5/20/41-4/15/43	77,633		85,388,181
5.00%, 4/20/41-4/15/43 (i)	41,267		45,166,866
5.50%, 3/15/32-11/15/33	20		22,175
6.00%, 12/15/36	383		433,412
7.50%, 11/15/29	–	(j)	504
9.00%, 7/15/18	1		612
9.50%, 11/15/16	6		5,889

			2,091,381,945

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Principal Only Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 1989-16, Class B, 1.49%, 3/25/19 (h)	USD 26	$24,079

Total U.S. Government Sponsored Agency Securities – 73.8%		2,281,724,679

U.S. Treasury Obligations

U.S. Treasury Bonds, 3.13%, 2/15/43 (f)	216,320	216,725,600
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	10,893	11,369,057
U.S. Treasury Notes:
0.25%, 2/28/15 (f)	244,185	244,204,047
0.38%, 3/15/16 (f)	210,745	210,876,716
0.88%, 1/31/18	5,114	5,147,159
0.75%, 2/28/18 (f)	146,964	146,929,610
1.38%, 1/31/20	149,464	151,168,786
2.00%, 2/15/23 (f)	214,653	217,369,648

Total U.S. Treasury Obligations – 38.9%		1,203,790,623

Total Long-Term Investments (Cost – $5,092,436,700) – 167.5%		5,182,641,978

Short-Term Securities

Mexican Cetes:
3.99%, 7/25/13 (h)	MXN 157,100	12,597,497
3.99%, 8/08/13 (h)	644,560	51,612,539

Total Short-Term Securities (Cost – $62,106,361) – 2.1%		64,210,036

Options Purchased

(Cost – $16,416,394) – 0.6%		18,065,074

		Value

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $5,170,959,455) – 170.2%		$5,264,917,088

TBA Sale Commitments (i)	Par (000)

Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/28-4/01/43	USD 193,900	(200,288,382)
3.50%, 4/01/28-4/01/43	163,600	(172,891,531)
4.00%, 4/01/28-4/01/43	221,900	(236,541,701)
4.50%, 4/01/28-4/01/43	173,700	(187,176,638)
5.00%, 4/01/43	102,200	(110,703,526)
5.50%, 4/01/43	77,400	(84,394,844)
6.00%, 4/01/43	9,100	(9,967,344)
2.50%, 4/16/43	24,100	(24,999,985)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/43	20,100	(20,640,187)
3.50%, 4/01/43	300	(315,691)
4.00%, 4/01/43	38,700	(41,130,844)
4.50%, 4/01/43	15,700	(16,794,094)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/43	5,600	(6,023,500)
4.00%, 4/15/43	3,700	(4,032,566)
4.50%, 4/15/43	16,400	(17,943,312)

Total TBA Sale Commitments (Proceeds – $1,131,666,741) – (36.6)%		(1,133,844,145)

Options Written

(Premiums Received – $ 4,098,088) – (0.2)%		(4,819,246)

Total Investments Net of TBA Sale Commitments and Options Written – 133.4%		4,126,253,697
Liabilities in Excess of Other Assets – (33.4)%		(1,032,538,636)

Net Assets – 100.0%		$3,093,715,061

Notes to Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements. (g) Security is perpetual in nature and has no stated maturity date.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$(13,312,202)	$(47,901)
BNP Paribas SA	$(14,978,031)	$(79,031)
Citigroup, Inc.	$(7,400,565)	$126,904
Credit Suisse Group AG	$35,824,010	$262,752
Deutsche Bank AG	$(92,435,359)	$(215,211)
Goldman Sachs Group, Inc.	$(50,056,591)	$(303,597)
JPMorgan Chase & Co.	$51,923,624	$133,459
Morgan Stanley	$112,802,342	$99,182
Nomura Securities International, Inc.	$196,875	$2,344
Royal Bank of Scotland Group Plc	$(3,304,891)	$(10,899)

(j)	Par is less than $500.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—

Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	September 30,	Net	March 31,		Realized
Affiliate	2012	Activity	2013	Income	Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	–	–	–	$2,518	$167

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

					Face Value
					Including
	Interest	Trade	Maturity	Face	Accrued
Counterparty	Rate	Date	Date	Value	Interest

JPMorgan Chase & Co.	0.00%	3/14/13	Open	$2,322,600	$2,322,600
Citigroup, Inc.	0.00%	3/20/13	Open	2,049,300	2,049,300
Bank of America Corp.	0.03%	3/28/13	4/01/13	147,147,705	147,148,195
Bank of America Corp.	0.18%	3/28/13	4/01/13	244,185,000	244,189,884
Credit Suisse Group AG	0.00%	3/28/13	4/01/13	218,141,112	218,141,112
Deutsche Bank AG	0.11%	3/28/13	4/01/13	211,008,431	211,011,010
Morgan Stanley	0.25%	3/28/13	4/01/13	171,700,000	171,704,769
Morgan Stanley	0.27%	3/28/13	4/01/13	8,080,000	8,080,242

Total				$1,004,634,148	$1,004,647,112

—	Financial futures contracts as of March 31, 2013 were as follows:

						Unrealized
Contracts				Notional		Appreciation
Purchased/(Sold)	Issue	Exchange	Expiration	Value		(Depreciation)

320	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	79,736,000	$(3,698)
287	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	63,270,047	821
86	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	10,668,703	(329)
320	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	79,704,000	(5,410)
320	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	79,680,000	(5,410)
320	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	79,664,000	(7,466)
(1,318)	Euro-Bund	Eurex	June 2013	USD	(245,792,613)	(617,328)
(16)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2013	USD	(2,311,500)	(15,340)
(1,695)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	(223,713,516)	(889,090)
(309)	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	(48,696,469)	320,967
(320)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(79,040,000)	(42,774)
(320)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	(78,908,000)	(43,870)
(320)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	(78,768,000)	(46,626)
(320)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	(78,628,000)	(47,018)

Total						$(1,402,571)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased		Sold		Counterparty	Date	(Depreciation)

EUR	12,249,000	USD	16,621,697	Deutsche Bank AG	4/23/13	$(917,649)
EUR	17,850,000	USD	23,177,993	UBS AG	4/23/13	(293,084)
USD	79,155,830	EUR	59,404,000	Citibank, N.A.	4/23/13	2,995,879
USD	6,545,809	EUR	4,920,000	Royal Bank of Scotland Plc	4/23/13	238,036
USD	15,157,255	EUR	11,566,000	Royal Bank of Scotland Plc	4/23/13	328,859
USD	8,004,990	EUR	6,012,000	UBS AG	4/23/13	297,199
CNY	51,345,000	USD	8,106,252	HSBC Holdings Plc	6/07/13	122,687
CNY	51,345,000	USD	8,101,775	Standard Chartered Bank	6/07/13	127,164
USD	7,977,781	CNY	51,345,000	Standard Chartered Bank	6/07/13	(251,158)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	7,991,440	CNY	51,345,000	Standard Chartered Bank	6/07/13	$(237,499)
AUD	14,910,000	USD	15,444,076	Barclays Plc	6/19/13	(18,013)
CHF	27,892,813	EUR	22,855,000	UBS AG	6/19/13	100,268
EUR	22,855,000	CHF	27,974,680	Bank of America Corp.	6/19/13	(186,602)
EUR	30,020,000	USD	38,783,378	Citibank, N.A.	6/19/13	(278,926)
JPY	3,376,085,500	USD	35,500,000	Standard Chartered Bank	6/19/13	385,478
USD	54,248,204	AUD	52,530,000	Westpac Banking Corp.	6/19/13	(99,959)
USD	6,804,067	EUR	5,320,000	Citibank, N.A.	6/19/13	(19,507)
USD	30,888,937	EUR	24,150,000	Deutsche Bank AG	6/19/13	(86,497)
USD	38,636,641	EUR	30,020,000	Goldman Sachs Group, Inc.	6/19/13	132,188
USD	23,155,398	GBP	15,330,000	Bank of America Corp.	6/19/13	(127,691)
USD	23,085,000	JPY	2,191,188,955	Bank of America Corp.	6/19/13	(205,838)
USD	43,300,000	JPY	4,070,200,000	HSBC Holdings Plc	6/19/13	36,560
USD	11,970,716	MXN	154,574,000	Deutsche Bank AG	7/25/13	(405,959)
USD	26,443,175	MXN	341,072,000	Barclays Plc	8/08/13	(831,328)
USD	2,636,889	MXN	34,110,000	Citibank, N.A.	8/08/13	(90,786)
USD	18,988,573	MXN	245,602,000	Royal Bank of Scotland Plc	8/08/13	(651,481)
CNY	51,000,000	USD	8,030,231	Standard Chartered Bank	8/19/13	112,898
USD	7,915,567	CNY	51,000,000	Credit Suisse Group AG	8/19/13	(227,562)

Total						$ (52,323)

—	Exchange-traded options purchased as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

Euro Dollar (2 Year) Mid-Curve	Put	USD	98.75	9/13/13	2,557	$255,700
Euro Dollar (2 Year) Mid-Curve	Put	USD	99.25	9/13/13	895	335,625

Total						$591,325

—	Over-the-counter options purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	90,000	$3,892,968
	Goldman Sachs
AUD Currency	Group, Inc.	Put	USD	1.00	5/24/13	AUD	29,750	71,955

Total								$3,964,923

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Citigroup, Inc.	Call	2.42%	Receive	3-month LIBOR	3/07/14	USD	232,000	$7,577,283
					6-month JPY
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	LIBOR	11/18/13	JPY	2,479,025	350,412
10-Year Interest Rate Swap	Citigroup, Inc.	Put	2.42%	Pay	3-month LIBOR	3/07/14	USD	232,000	5,581,131

Total									$13,508,826

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—	Exchange-traded options written as of March 31, 2013 were as follows:

Description	Put/ Call		Strike Price	Expiration Date	Contracts	Market Value

U.S. Treasury Notes (10 Year)	Call	USD	131.00	4/26/13	506	$(616,687)
U.S. Treasury Notes (10 Year)	Put	USD	129.00	4/26/13	506	(15,813)
Euro Dollar (3 Year) Mid-Curve	Put	USD	98.13	9/13/13	1,279	(247,806)

Total						$(880,306)

—	Over-the-counter options written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	15,360	$(664,400)
USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	28,788	(1,245,231)
USD Currency	HSBC Holdings Plc	Call	JPY	90.00	4/03/13	USD	45,852	(2,029,309)

Total								$(3,938,940)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD 16,115	$(650,004)

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]		Notional Amount (000)[2]	Unrealized Appreciation

CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	3,790	$353,402
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	1,820	79,245

Total							$432,647

[1]	Using Standard & Poor’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	$(1,150,076)
1.75%[2]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	4,200	(63,776)
2.89%[1]	3-month LIBOR	Bank of America Corp.	1/14/43	USD	43,800	694,133
3.01%[1]	3-month LIBOR	Bank of America Corp.	2/06/43	USD	7,515	(54,193)
3.02%[1]	3-month LIBOR	Credit Suisse Group AG	2/06/43	USD	8,557	(67,020)
3.00%[1]	3-month LIBOR	Goldman Sachs Group, Inc.	2/11/43	USD	25,800	(121,545)
3.03%[1]	3-month LIBOR	Credit Suisse Group AG	2/19/43	USD	8,000	(75,323)

Total						$(837,800)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citigroup, Inc.	1/12/41	USD	7,288	$(145,978)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/41	USD	4,425	29,989
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/41	USD	3,904	3,660

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—	Total return swaps outstanding as of March 31, 2013 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/41	USD	11,192	$117,094
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citigroup, Inc.	1/12/43	USD	2,258	(516)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse Group AG	1/12/43	USD	3,071	(4,246)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/43	USD	1,897	(878)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/43	USD	7,226	72,120

Total						$ 71,245

[1]	Fund pays the floating rate and receives the total return of the reference entity.
[2]	Fund pays the total return of the reference entity and receives the floating rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$351,863,989	$78,464,553	$430,328,542
Corporate Bonds	–	682,032,282	24,462,650	706,494,932
Foreign Agency Obligations	–	77,617,661	–	77,617,661
Foreign Government Obligations	–	80,013,758	–	80,013,758
Non-Agency Mortgage-Backed Securities	–	323,029,622	25,145,592	348,175,214
Preferred Securities	$8,279,592	35,584,452	–	43,864,044
Project Loans	–	–	113,321	113,321
Taxable Municipal Bonds	–	10,519,204	–	10,519,204
U.S. Government Sponsored Agency Securities	–	2,280,297,652	1,427,027	2,281,724,679
U.S. Treasury Obligations	–	1,203,790,623	–	1,203,790,623
Short-Term Securities	–	64,210,036	–	64,210,036
Options Purchased:
Foreign Currency Exchange Contracts	–	3,964,923	–	3,964,923
Interest Rate Contracts	591,325	13,508,826	–	14,100,151
Liabilities:
Investments:
TBA Sale Commitments	–	(1,133,844,145)	–	(1,133,844,145)

Total	$8,870,917	$3,992,588,883	$129,613,143	$4,131,072,943

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$ 432,647	–	$ 432,647
Foreign currency exchange contracts	–	4,877,216	–	4,877,216
Interest rate contracts	$ 321,788	916,996	–	1,238,784
Liabilities:
Credit contracts.	–	(650,004)	–	(650,004)
Foreign currency exchange contracts	–	(8,868,479)	–	(8,868,479)
Interest rate contracts	(2,604,665)	(1,683,551)	–	(4,288,216)

Total	$ (2,282,877)	$ (4,975,175)	–	$ (7,258,052)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 2,753,684	–	–	$ 2,753,684
Cash pledged as collateral for financial futures contracts	8,764,000	–	–	8,764,000
Cash pledged as collateral for swap contracts	1,700,000	–	–	1,700,000
Foreign currency at value	1,739,959	–	–	1,739,959
Liabilities:
Reverse repurchase agreements	–	$(1,004,634,148)	–	(1,004,634,148)
Cash received as collateral for swap contracts	–	(13,700,000)	–	(13,700,000)

Total	$ 14,957,643	$(1,018,334,148)	–	$(1,003,376,505)

There were no transfers between Level 1 and Level 2 during the period ended March 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total

Assets:
Opening Balance, as of September 30, 2012	$14,414,460	$18,120,000	$ 28,345,288	$142,353	–	$ 61,022,101
Transfers into Level 3[2]	6,920,000	–	–	–	–	6,920,000
Transfers out of Level 3[2]	(9,269,341)	–	(25,608,760)	–	–	(34,878,101)
Accrued discounts/premiums	6,831	(1,604)	33	(167)	$ (174)	4,919
Net realized gain (loss)	12,386	–	34,205	170	(16,966)	29,795
Net change in unrealized appreciation/depreciation[3]	421,917	24,254	9,407	434	6,216	462,228
Purchases	67,910,492	6,320,000	25,816,431	–	8,259,158	108,306,081
Sales	(1,952,192)	–	(3,451,012)	(29,469)	(6,821,207)	(12,253,880)

Closing Balance, as of March 31, 2013	$78,464,553	$24,462,650	$ 25,145,592	$113,321	$ 1,427,027	$129,613,143

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of September 30, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $34,878,101 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $462,228.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		25

Consolidated Schedule of Investments March 31, 2013 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

ACAS CLO Ltd., Series 2013-1A, Class D, 4.09%, 4/20/25 (a)(b)	USD	3,000	$2,865,000
Adirondack Park CLO Ltd.:
Series 2013-1A, Class D, 3.93%, 4/15/24 (a)(b)		3,500	3,368,750
Series 2013-1A, Class E, 4.93%, 4/15/24 (a)(b)		5,000	4,412,500
ALM V Ltd.:
Series 2012-5A, Class D, 5.79%, 2/13/23 (a)(b)		9,245	8,985,585
Series 2012-5X, Class D, 5.79%, 2/13/23 (b)		3,000	2,895,000
AMMC CDO, Series 2013-12A, Class D1, 4.03%, 5/10/25 (a)(b)		1,000	953,400
Apidos CDO, Series 2013-12A, Class D, 3.33%, 4/15/25 (a)(b)		1,000	921,900
ARES CLO Ltd., Series 2013-1A, Class D, 4.06%, 4/15/25 (a)(b)		2,000	1,840,000
ARES Enhanced Loan Investment Strategy II Ltd., Series 2005-2A, Class C1, 2.15%, 1/26/20 (a)(b)		2,750	2,634,225
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-1A, Class C, 4.29%, 2/14/25 (a)(b)		1,000	1,004,600
Series 2013-2A, Class D, 4.06%, 4/18/25 (a)(b)		2,250	2,173,500
Cavalry CLO II:
Series -2A, Class C, 3.23%, 1/17/24 (a)(b)		4,500	4,410,000
Series -2A, Class D, 4.38%, 1/17/24 (a)(b)		1,000	973,500
Cent CLO LP, Series 2013-17A, Class C, 3.79%, 1/30/25 (a)(b)		1,000	932,100
Central Park CLO Ltd., Series 2011-1A, Class D, 3.50%, 7/23/22 (a)(b)		2,250	2,148,750
CFIP CLO Ltd., Series 2013-1A, Class D, 4.04%, 4/20/24 (a)(b)		2,000	1,899,000
CIFC Funding Ltd., Series 2012-1A, Class B1L, 5.54%, 8/14/24 (a)(b)		2,250	2,272,500
ColumbusNova CLO Ltd., Series 2006-1A, Class D, 1.85%, 7/18/18 (a)(b)		2,000	1,810,000
Duane Street CLO IV Ltd., Series 2007-4A, Class D, 2.54%, 11/14/21 (a)(b)		1,500	1,335,000
ECP CLO Ltd., Series 2013-5A, Class C, 3.78%, 1/20/15 (a)(b)		4,250	3,952,500
EXUMR, Series 2006-4X, Class E, Series 2006-4X, Class E, 4.30%, 12/22/49 (b)(c)(d)		1,883	687,462
Figueroa CLO Ltd.:
Series 2013-1A, Class B, 3.03%, 3/21/24 (a)(b)		4,250	4,118,675
Series 2013-1A, Class C, 3.93%, 3/21/24 (a)(b)		2,250	2,157,975
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.69%, 11/15/24 (a)(b)		1,000	987,500
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.58%, 4/25/25 (a)(b)		1,500	1,413,750
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.78%, 4/15/25 (a)(b)		2,000	1,888,800
ING Investment Management CLO Ltd.:
Series 2013-2A, Class C, 3.78%, 4/25/25 (a)(b)		1,250	1,176,250
Series 2013-2A, Class D, 5.28%, 4/25/25 (a)(b)		750	663,750
Marine Park CLO Ltd., Series 2012-1A, Class D, 6.04%, 5/18/23 (a)(b)		4,000	3,920,000
Mill Creek CLO Ltd., Series 2011-1A, Class E, 7.05%, 1/20/22 (a)(b)		5,500	5,513,200

Asset-Backed Securities	Par (000)		Value

Mountain Hawk I CLO Ltd.:
Series 2013-1A, Class C, 3.12%, 1/20/24 (a)(b)	USD	3,750	$3,618,750
Series 2013-1A, Class D, 3.50%, 1/20/24 (a)(b)		1,500	1,376,250
Octagon Investment Partners XV Ltd.:
Series 2013-1A, Class D, 3.95%, 1/19/25 (a)(b)		5,935	5,727,275
Series 2013-1A, Class E, 5.15%, 1/19/25 (a)(b)		3,000	2,784,000
OZLM Funding Ltd.:
Series 2012-2A, Class C, 5.08%, 10/30/23 (a)(b)		1,000	998,600
Series 2013-3A, Class B, 3.35%, 1/22/25 (a)(b)		4,500	4,528,350
Regatta Funding LP:
Series 2013-2A, Class C, 4.80%, 1/15/25 (a)(b)		2,750	2,653,475
Series 2013-2A, Class D, 6.30%, 1/15/25 (a)(b)		4,500	4,206,150
Sheridan Square CLO Ltd., Series 2013-1A, Class E, 5.31%, 4/15/25 (a)(b)		2,000	1,868,200
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.90%, 7/28/21 (a)(b)		1,250	1,218,750
Symphony CLO XI Ltd., Series 2013-11A, Class D, 4.26%, 1/17/25 (a)(b)		2,000	1,980,400

Total Asset-Backed Securities – 1.0%			105,275,372

Common Stocks	Shares

Auto Components – 0.4%
Dana Holding Corp.		1,822,384	32,493,107
Delphi Automotive Plc		279,300	12,400,920
Lear Corp.		12,662	694,764

			45,588,791

Automobiles – 0.6%
General Motors Co. (c)		2,413,325	67,138,701

Biotechnology – 0.0%
Ironwood Pharmaceuticals, Inc. (c)		175,338	3,206,932

Capital Markets – 1.7%
American Capital Ltd. (c)		11,974,124	174,762,340
E*Trade Financial Corp. (c)		628,700	6,733,377
Freedom Pay, Inc. (c)		314,534	3

			181,495,720

Chemicals – 0.4%
CF Industries Holdings, Inc.		96,400	18,351,668
Huntsman Corp.		1,185,600	22,040,304

			40,391,972

Commercial Banks – 0.4%
CIT Group, Inc. (c)		975,524	42,415,784

Commercial Services & Supplies – 0.0%
ADA-ES, Inc. (c)		155,110	4,121,273

Communications Equipment – 0.1%
Loral Space & Communications, Inc.		90,995	5,630,771

Diversified Financial Services – 0.1%
Adelphia Recovery Trust, Series ACC-1 INT		1,108,793	1,331
Adelphia Recovery Trust, Series ACC-4 INT (c)		34,394,678	3,439
Adelphia Recovery Trust, Series Arahova INT		242,876	24
Adelphia Recovery Trust, Series Frontiervision INT		131,748	1,331

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Diversified Financial Services (concluded)
Bank of America Corp.	842,800	$10,265,304

		10,271,429

Diversified Telecommunication Services – 0.1%
Broadview Networks Holdings, Inc. (c)	401,700	2,530,710
Level 3 Communications, Inc. (c)	574,180	11,650,112

		14,180,822

Electrical Equipment – 0.0%
Medis Technologies Ltd. (c)	852,625	9

Hotels, Restaurants & Leisure – 0.2%
Caesars Entertainment Corp. (c)	1,313,214	20,827,574
Travelport LLC (c)	1,125,357	56,268

		20,883,842

Insurance – 0.7%
American International Group, Inc. (c)	1,808,896	70,221,343

Machinery – 0.0%
Reunion Industries, Inc. (c)	8,341	959

Media – 0.3%
Belo Corp., Class A	456,847	4,490,806
Cablevision Systems Corp., Class A	1,396,720	20,894,931
Clear Channel Outdoor Holdings, Inc., Class A (c)	148,418	1,111,651
HMH Holdings (Education Media) (c)	181,221	4,122,774

		30,620,162

Metals & Mining – 0.1%
African Minerals Ltd. (c)	736,359	2,579,568
Peninsula Energy Ltd. (c)(e)	255,393,495	8,577,617

		11,157,185

Oil, Gas & Consumable Fuels – 0.4%
African Petroleum Corp. Ltd. (c)	5,561,495	1,446,823
Laricina Energy Ltd. (c)	376,471	12,970,896
Osum Oil Sands Corp. (c)	1,600,000	21,459,861

		35,877,580

Paper & Forest Products – 0.3%
Ainsworth Lumber Co. Ltd. (c)	2,303,699	9,216,608
Ainsworth Lumber Co. Ltd. (c)	1,315,439	5,248,602
Ainsworth Lumber Co. Ltd. (a)(c)	925,544	3,708,189
NewPage Corp.	122,280	10,393,800
Western Forest Products, Inc. (c)	1,996,629	2,806,625

		31,373,824

Semiconductors & Semiconductor Equipment – 0.2%
Freescale Semiconductor Ltd. (c)	146,622	2,183,202
NXP Semiconductor NV (c)	321,376	9,724,838
Spansion, Inc., Class A (c)	592,634	7,627,200
SunPower Corp. (c)	1,381	15,937

		19,551,177

Software – 0.2%
Bankruptcy Management Solutions, Inc. (c)	5,718	–
kCAD Holdings I Ltd. (c)	2,860,032,041	18,561,608

		18,561,608

Total Common Stocks – 6.2%		652,689,884

Corporate Bonds	Par (000)		Value

Advertising – 0.1%
Affinion Group, Inc., 7.88%, 12/15/18	USD	7,192	$5,681,680
Checkout Holding Corp., 10.74%, 11/15/15 (a)(f)		4,163	3,163,880

			8,845,560

Aerospace & Defense – 1.0%
Bombardier, Inc., 4.25%, 1/15/16 (a)		24,100	25,003,750
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		3,915	4,257,563
7.13%, 3/15/21		12,650	13,756,875
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		16,158	17,773,800
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		13,910	14,330,012
Sequa Corp., 7.00%, 12/15/17 (a)		19,100	19,338,750
Silver II Borrower/Silver II U.S. Holdings LLC, 7.75%, 12/15/20 (a)		9,287	9,890,655

			104,351,405

Airlines – 0.8%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23 (g)		18,479	19,218,394
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		24,365	24,486,825
Continental Airlines Pass-Through Trust, Series 1999-1, Class B, 6.80%, 2/02/20		430	449,224
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18 (g)		1,428	1,585,564
National Air Cargo Group, Inc.:
12.38%, 8/16/15		7,808	7,845,737
12.38%, 8/16/15		7,710	7,747,758
Scandinavian Airlines System Denmark-Norway-Sweden, 9.65%, 6/16/14	EUR	800	1,045,859
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	USD	11,160	11,912,917
Series 2012-2, Class B, 6.75%, 12/03/22		5,735	6,107,775

			80,400,053

Auto Components – 0.4%
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)		5,300	5,419,833
Delphi Corp.:
6.13%, 5/15/21		3,210	3,531,000
5.00%, 2/15/23		5,285	5,588,887
GKN Holdings Plc, 5.38%, 9/19/22	GBP	7,140	11,417,705
Icahn Enterprises LP, 4.00%, 8/15/13 (a)(b)(h)	USD	2,290	2,295,725
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		4,740	5,214,000
Titan International, Inc., 7.88%, 10/01/17		6,190	6,661,987

			40,129,137

Automobiles – 0.2%
Jaguar Land Rover Automotive Plc:
8.13%, 5/15/18	GBP	547	914,462
8.25%, 3/15/20		11,839	20,198,591

			21,113,053

Beverages – 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	915	1,052,822
Refresco Group BV, 7.38%, 5/15/18	EUR	2,882	3,878,855

			4,931,677

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		27

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Building Products – 0.7%
Building Materials Corp. of America:
7.00%, 2/15/20 (a)	USD	5,240	$5,685,400
6.75%, 5/01/21 (a)		11,005	12,022,963
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	4,590	6,324,139
Grohe Holding GmbH, 8.75%, 12/15/17 (b)		1,400	1,876,171
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20		1,929	2,995,545
Interline Brands, Inc., 7.50%, 11/15/18	USD	3,670	3,981,950
The Ryland Group, Inc., 6.63%, 5/01/20		4,025	4,387,250
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	5,460	7,785,974
USG Corp., 9.75%, 1/15/18	USD	23,565	27,924,525
Xefin Lux SCA:
8.00%, 6/01/18	EUR	1,166	1,614,145
8.00%, 6/01/18 (a)		1,888	2,613,641

			77,211,703

Capital Markets – 0.2%
E*Trade Financial Corp.:
1.83%, 8/31/19 (a)(f)(h)	USD	1,420	1,470,587
Series A, 1.83%, 8/31/19 (f)(h)		328	339,685
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/14 (b)(c)(d)	EUR	4,550	1,662,174
4.75%, 1/16/14 (b)(c)(d)		14,545	5,313,478
0.00%, 2/05/14 (b)(c)(d)		22,800	8,256,074

			17,041,998

Chemicals – 3.2%
Ashland, Inc., 3.88%, 4/15/18 (a)	USD	5,000	5,062,500
Axiall Corp., 4.88%, 5/15/23 (a)		5,624	5,722,420
Basell Finance Co. BV, 8.10%, 3/15/27 (a)(g)		14,053	18,831,020
Celanese U.S. Holdings LLC, 5.88%, 6/15/21		16,674	18,174,660
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)		12,961	13,187,817
Huntsman International LLC:
8.63%, 3/15/20		4,340	4,849,950
4.88%, 11/15/20		11,912	12,001,340
8.63%, 3/15/21		11,915	13,404,375
INEOS Finance Plc, 7.50%, 5/01/20 (a)		2,990	3,255,363
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	6,802	9,767,091
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	1,590	1,653,600
LyondellBasell Industries NV:
5.00%, 4/15/19		19,061	21,538,930
5.75%, 4/15/24 (g)		46,742	54,804,995
Momentive Performance Materials, Inc., 8.88%, 10/15/20		11,790	12,143,700
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		2,940	2,866,500
NOVA Chemicals Corp., 8.63%, 11/01/19		11,215	12,616,875
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		7,315	7,497,875
Perstorp Holding AB, 8.75%, 5/15/17 (a)		5,665	5,990,737
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		6,051	6,088,819
Rain CII Carbon LLC/CII Carbon Corp.:
8.25%, 1/15/21 (a)		9,441	10,196,280
8.50%, 1/15/21	EUR	810	1,079,788
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	27,983	28,682,575
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		14,204	14,061,960
Tronox Finance LLC, 6.38%, 8/15/20 (a)		29,979	29,079,630
US Coatings Acquisition, Inc./Flash Dutch 2 BV:
5.75%, 2/01/21	EUR	3,000	3,951,149
7.38%, 5/01/21 (a)	USD	16,500	17,366,250

			333,876,199

	Par
Corporate Bonds	(000)		Value

Commercial Banks – 0.6%
CIT Group, Inc.:
6.63%, 4/01/18 (a)	USD	10,610	$12,095,400
5.50%, 2/15/19 (a)		19,520	21,423,200
5.00%, 8/15/22		12,560	13,411,417
6.00%, 4/01/36		21,122	19,955,157

			66,885,174

Commercial Services & Supplies – 4.5%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		8,980	9,675,950
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	11,831	15,774,608
ARAMARK Corp., 5.75%, 3/15/20 (a)	USD	21,860	22,351,850
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		7,360	8,184,710
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		301	327,337
Casella Waste Systems, Inc., 7.75%, 2/15/19		1,021	972,503
Ceridian Corp.:
11.25%, 11/15/15		4,450	4,594,625
8.88%, 7/15/19 (a)		60,548	70,462,735
11.00%, 3/15/21 (a)		45,241	48,520,973
Covanta Holding Corp., 6.38%, 10/01/22		11,605	12,630,998
Darling International, Inc., 8.50%, 12/15/18		1,225	1,390,375
GCL Holdings SCA:
9.38%, 4/15/18	EUR	3,288	4,551,723
9.38%, 4/15/18 (a)		5,145	7,122,450
HD Supply, Inc.:
8.13%, 4/15/19	USD	24,718	27,931,340
11.00%, 4/15/20		34,781	42,171,963
11.50%, 7/15/20		13,660	16,187,100
7.50%, 7/15/20 (a)		61,547	64,778,217
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(i)		10,152	10,481,940
IVS Group, 7.13%, 4/01/20	EUR	8,051	10,371,371
La Financiere Atalian SA, 7.25%, 1/15/20		5,370	7,000,282
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	27,205	30,231,556
Leucadia National Corp., 8.13%, 9/15/15 (g)		9,390	10,645,913
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		1,504	1,458,880
Mobile Mini, Inc., 7.88%, 12/01/20		9,205	10,240,563
The ServiceMaster Co., 7.00%, 8/15/20 (a)		2,825	2,923,875
Tervita Corp., 8.00%, 11/15/18 (a)		12,943	13,379,826
Verisure Holding AB:
8.75%, 9/01/18	EUR	6,139	8,596,850
Series B, 8.75%, 12/01/18		2,051	2,720,986
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	12,022	12,562,990

			478,244,489

Communications Equipment – 0.1%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28		2,175	1,653,000
6.45%, 3/15/29		6,454	4,969,580
Nokia Oyj, 5.00%, 10/26/17 (h)	EUR	1,000	1,583,151

			8,205,731

Computers & Peripherals – 0.2%
EMC Corp., Series B, 1.75%, 12/01/13 (g)(h)	USD	6,746	10,068,405
SanDisk Corp., 1.50%, 8/15/17 (h)		10,770	13,879,837

			23,948,242

Construction & Engineering – 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		7,377	7,911,833
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		5,371	5,532,130

			13,443,963

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Construction Materials – 0.1%
Cemex SAB de CV, 5.88%, 3/25/19 (a)	USD	5,910	$5,969,100

Consumer Finance – 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17		7,555	8,216,063

Containers & Packaging – 1.9%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	2,603	3,603,447
7.38%, 10/15/17 (a)		4,339	6,006,669
7.38%, 10/15/17 (a)	USD	2,935	3,213,825
9.13%, 10/15/20 (a)		5,824	6,450,080
9.25%, 10/15/20 (a)	EUR	2,457	3,401,333
Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc.:
7.38%, 10/15/17		4,000	5,537,376
7.38%, 10/15/17 (a)	USD	3,931	4,299,531
5.00%, 11/15/22	EUR	7,830	9,948,675
9.13%, 10/15/20 (a)	USD	15,192	16,749,180
7.00%, 11/15/20 (a)		35,326	36,297,465
4.88%, 11/15/22 (a)		4,056	4,005,300
Ball Corp., 6.75%, 9/15/20		3,280	3,616,200
Berry Plastics Corp., 9.75%, 1/15/21		5,601	6,546,169
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	15,108	19,365,435
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	2,847	3,110,347
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)		6,114	5,930,580
Crown European Holdings SA:
7.13%, 8/15/18	EUR	1,161	1,610,944
7.13%, 8/15/18 (a)		3,772	5,233,833
Graphic Packaging International, Inc.:
7.88%, 10/01/18	USD	3,730	4,112,325
4.75%, 4/15/21		7,956	8,055,450
Greif Luxembourg Finance SCA, 7.38%, 7/15/21 (a)	EUR	2,085	3,019,985
Greif, Inc., 7.75%, 8/01/19	USD	2,515	2,929,975
OI European Group BV, 4.88%, 3/31/21	EUR	11,010	14,236,104
Pactiv LLC, 7.95%, 12/15/25	USD	14,165	13,456,750
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		12,482	13,792,610

			204,529,588

Distributors – 0.0%
VWR Funding, Inc., 7.25%, 9/15/17 (a)		3,135	3,319,181

Diversified Consumer Services – 0.0%
ServiceMaster Co., 8.00%, 2/15/20		4,820	5,169,450

Diversified Financial Services – 2.6%
Air Lease Corp., 4.50%, 1/15/16		16,150	16,755,625
Ally Financial, Inc., 8.00%, 11/01/31		82,903	104,872,295
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		9,621	9,789,367
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		7,135	7,001,219
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust:
Series 2012-1, Class A, 5.13%, 11/30/24 (a)		25,915	27,858,625
Series 2012-1, Class B, 6.50%, 5/30/21 (a)		13,330	14,074,147
EC Finance Plc, 9.75%, 8/01/17	EUR	13,602	18,917,023
Ford Motor Credit Co. LLC, 12.00%, 5/15/15	USD	1,130	1,365,207
General Motors Financial Co., Inc., 6.75%, 6/01/18		5,540	6,274,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18 (g)		40,020	42,821,400
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		13,180	13,410,650

	Par
Corporate Bonds	(000)		Value

Diversified Financial Services (concluded)
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)	USD	8,916	$9,205,770
Springleaf Finance Corp., 6.90%, 12/15/17		3,020	3,035,100

			275,380,478

Diversified Telecommunication Services – 3.5%
Avaya, Inc.:
7.00%, 4/01/19 (a)		9,570	9,354,675
10.50%, 3/01/21 (a)		6,077	5,788,343
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		6,180	6,056,400
CenturyLink, Inc., 5.63%, 4/01/20		28,803	29,451,067
Consolidated Communications Finance Co., 10.88%, 6/01/20 (a)		10,310	11,753,400
Intelsat Luxembourg SA:
11.50%, 2/04/17		7,866	8,353,692
6.75%, 6/01/18 (a)		44,960	46,308,800
7.75%, 6/01/21 (a)		40,590	41,300,325
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)		6,755	7,379,837
Level 3 Financing, Inc.:
8.13%, 7/01/19		39,013	42,914,300
7.00%, 6/01/20 (a)		11,799	12,359,453
8.63%, 7/15/20		19,210	21,419,150
OTE Plc, 7.25%, 2/12/15 (j)	EUR	4,147	5,299,678
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(c)(d)(h)	USD	14,623	7,311
Sprint Capital Corp., 6.88%, 11/15/28		39,273	40,156,643
Sunrise Communications Holdings SA:
8.50%, 12/31/18	EUR	100	138,178
8.50%, 12/31/18 (a)		658	909,211
Sunrise Communications International SA:
7.00%, 12/31/17 (a)		2,040	2,797,913
7.00%, 12/31/17		1,318	1,807,671
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		380	507,785
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		8,444	11,039,990
6.75%, 8/15/24		11,101	14,869,579
TW Telecom Holdings, Inc., 5.38%, 10/01/22	USD	9,640	10,049,700
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR	4,800	6,521,798
6.38%, 7/01/20 (a)		12,406	16,856,132
Windstream Corp.:
7.88%, 11/01/17	USD	7,075	8,083,187
7.50%, 4/01/23		2,852	3,023,120
6.38%, 8/01/23 (a)		2,880	2,858,400

			367,365,738

Electric Utilities – 3.2%
The AES Corp., 9.75%, 4/15/16		6,210	7,405,425
DPL, Inc.:
6.50%, 10/15/16		6,483	6,839,565
7.25%, 10/15/21		19,937	21,133,220
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		23,390	24,617,975
11.25%, 12/01/18 (a)		24,218	23,430,915
10.00%, 12/01/20		142,443	161,494,751
10.00%, 12/01/20 (a)		33,165	37,310,625
11.75%, 3/01/22 (a)		19,040	21,896,000
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)		217	191,077

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		29

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Electric Utilities (concluded)
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	29,800	$38,961,593

			343,281,146

Electrical Equipment – 0.2%
General Cable Corp., 5.75%, 10/01/22 (a)	USD	17,460	17,809,200

Electronic Equipment, Instruments & Components – 0.3%
Belden, Inc.:
5.50%, 4/15/23	EUR	4,490	5,740,894
5.50%, 9/01/22 (a)	USD	6,660	6,826,500
Jabil Circuit, Inc., 8.25%, 3/15/18 (g)		2,660	3,198,650
Techem GmbH:
6.13%, 10/01/19	EUR	10,759	14,756,248
6.13%, 10/01/19 (a)		891	1,222,030

			31,744,322

Energy Equipment & Services – 1.2%
Cie Generale de Geophysique - Veritas:
7.75%, 5/15/17	USD	5,840	6,015,200
6.50%, 6/01/21		20,140	21,147,000
Gulfmark Offshore, Inc., 6.38%, 3/15/22		3,815	3,967,600
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		7,680	7,948,800
Oil States International, Inc.:
6.50%, 6/01/19		16,855	18,034,850
5.13%, 1/15/23 (a)		9,986	9,986,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		12,160	13,315,200
Seadrill Ltd., 5.63%, 9/15/17 (a)		47,889	48,367,890

			128,782,540

Food & Staples Retailing – 0.2%
Co-Operative Group Holdings:
5.63%, 7/08/20 (j)	GBP	6,150	9,627,080
6.25%, 7/08/26 (j)		2,000	3,179,400
Rite Aid Corp., 9.25%, 3/15/20	USD	7,035	7,940,756

			20,747,236

Food Products – 0.4%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	9,911	15,514,620
Del Monte Corp., 7.63%, 2/15/19	USD	1,637	1,698,387
DGS International Finance Co., 10.00%, 6/01/49 (a)(c)(d)		20,000	2
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 5/01/14		1,890	2,093,175
Post Holdings, Inc., 7.38%, 2/15/22		12,500	13,671,875
Smithfield Foods, Inc., 6.63%, 8/15/22		8,740	9,526,600

			42,504,659

Health Care Equipment & Supplies – 1.6%
Biomet, Inc.:
6.50%, 8/01/20 (a)		43,203	45,849,184
6.50%, 10/01/20 (a)		52,816	54,301,450
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		5,561	6,200,515
7.75%, 4/15/18		4,190	4,273,800
9.88%, 4/15/18		8,790	9,647,025
Hanger, Inc., 7.13%, 11/15/18		4,032	4,354,560
Hologic, Inc., 6.25%, 8/01/20		25,414	27,034,143
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		2,310	2,275,350
Ontex IV SA:
7.50%, 4/15/18	EUR	2,348	3,130,053
7.50%, 4/15/18		629	838,502
7.50%, 4/15/18 (a)		2,870	3,825,917
9.00%, 4/15/19		8,405	11,177,536

			172,908,035

Corporate Bonds	Par (000)		Value

Health Care Providers & Services – 4.2%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	USD	9,615	$10,336,125
Care UK Health & Social Care Plc, 9.75%, 8/01/17	GBP	5,672	8,835,813
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	11,563	12,112,243
7.13%, 7/15/20		17,938	19,462,730
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		3,510	3,646,013
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17		695	795,775
5.75%, 2/15/21 (a)		180	198,450
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		260	297,700
HCA Holdings, Inc., 6.25%, 2/15/21		7,412	7,903,045
HCA, Inc.:
6.75%, 7/15/13		500	507,187
8.50%, 4/15/19		2,235	2,466,881
6.50%, 2/15/20		59,114	66,687,981
7.88%, 2/15/20		18,125	20,028,125
7.25%, 9/15/20		24,375	26,964,844
5.88%, 3/15/22		29,878	32,193,545
4.75%, 5/01/23		11,801	11,741,995
5.88%, 5/01/23		2,000	2,080,000
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		19,033	20,008,441
INC Research LLC, 11.50%, 7/15/19 (a)		9,062	9,718,995
Omnicare, Inc., 7.75%, 6/01/20		26,839	29,724,193
Priory Group No. 3 Plc:
7.00%, 2/15/18	GBP	9,584	15,002,736
7.00%, 2/15/18 (a)		6,799	10,643,114
Symbion, Inc., 8.00%, 6/15/16	USD	6,870	7,265,025
Teleflex, Inc., 6.88%, 6/01/19		6,560	7,101,200
Tenet Healthcare Corp.:
6.25%, 11/01/18		31,164	34,592,040
8.88%, 7/01/19		31,307	35,220,375
6.75%, 2/01/20		10,210	10,975,750
4.50%, 4/01/21 (a)		6,671	6,537,580
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.:
8.00%, 2/01/18		11,533	12,268,229
7.75%, 2/01/19		8,745	9,357,150
Voyage Care Bondco Plc, 6.50%, 8/01/18	GBP	4,320	6,680,433

			441,353,713

Hotels, Restaurants & Leisure – 2.5%
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/15	USD	8,540	7,920,850
10.00%, 12/15/18		3,848	2,621,450
8.50%, 2/15/20		6,906	6,819,675
Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (a)		7,571	7,618,319
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		3,905	4,070,963
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	15,350	19,232,929
Diamond Resorts Corp., 12.00%, 8/15/18	USD	19,535	21,586,175
Eldorado Resorts LLC/Eldorado Capital Corp., 8.63%, 6/15/19 (a)		2,635	2,598,769
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	4,347	6,539,184
Fontainebleau Las Vegas Holdings LLC, 10.25%, 6/15/15 (a)(c)(d)	USD	2,470	1,544
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	15,250	24,625,509
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	1,085	1,179,937
5.88%, 3/15/21 (a)		4,625	4,625,000
MCE Finance Ltd., 5.00%, 2/15/21 (a)		16,124	16,285,240
MGM Resorts International, 8.63%, 2/01/19		5,135	5,982,275

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
MTR Gaming Group, Inc., 11.50%, 8/01/19 (i)	USD	11,794	$12,235,938
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		11,684	12,677,140
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21 (a)		6,620	6,620,000
Scientific Games Corp., 8.13%, 9/15/18		1,800	1,966,500
Scientific Games International, Inc., 9.25%, 6/15/19		185	203,731
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		19,449	19,473,311
Station Casinos LLC, 7.50%, 3/01/21 (a)		32,882	33,786,255
Sterling Entertainment Enterprises LLC, 10.00%, 11/25/19		29,820	29,820,000
Travelport LLC:
4.91%, 9/01/14 (b)		4,515	4,289,250
6.31%, 12/01/16 (a)(i)		6,334	6,397,328
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (a)		3,985	896,561

			260,073,833

Household Durables – 2.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18		15,845	17,112,600
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		13,745	14,707,150
DR Horton, Inc., 4.38%, 9/15/22		11,490	11,288,925
K Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (a)		30,390	33,656,925
9.13%, 11/15/20 (a)		2,685	2,990,419
KB Home, 7.50%, 9/15/22		7,992	8,971,020
Lennar Corp., 4.75%, 11/15/22 (a)		13,245	12,980,100
PH Holding LLC, 9.75%, 12/31/17		11,150	10,927,000
Pulte Group, Inc., 6.38%, 5/15/33		6,170	6,200,850
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		35,788	40,172,030
Standard Pacific Corp.:
10.75%, 9/15/16		21,572	26,749,280
8.38%, 1/15/21		40,820	48,320,675
William Lyon Homes, Inc., 8.50%, 11/15/20 (a)		10,155	11,068,950

			245,145,924

Household Products – 1.6%
Libbey Glass, Inc., 6.88%, 5/15/20		9,351	10,087,391
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (a)		1,482	1,582,035
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50%, 5/15/18		1,500	1,576,875
7.13%, 4/15/19		11,115	11,934,731
9.00%, 4/15/19		15,205	16,079,287
7.88%, 8/15/19		9,235	10,181,587
9.88%, 8/15/19		19,785	21,689,306
8.25%, 2/15/21		3,920	4,037,600
5.75%, 10/15/20		68,220	69,499,125
Spectrum Brands Escrow Corp.:
6.38%, 11/15/20 (a)		6,568	7,052,390
6.63%, 11/15/22 (a)		6,280	6,813,800
Spectrum Brands, Inc.:
9.50%, 6/15/18		2,535	2,870,887
6.75%, 3/15/20		642	692,557
Zobele Holding SpA, 7.88%, 2/01/18	EUR	3,690	4,883,562

			168,981,133

Independent Power Producers & Energy Traders – 1.2%
Calpine Corp.:
7.25%, 10/15/17 (a)	USD	9,833	10,422,980
7.50%, 2/15/21 (a)		15,211	16,694,073
7.88%, 1/15/23 (a)		20,669	22,942,590

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders (concluded)
GenOn REMA LLC:
Series B, 9.24%, 7/02/17	USD	8,239	$9,083,417
Series C, 9.68%, 7/02/26		19,170	20,943,225
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)		2,585	2,901,663
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		8,753	9,803,793
NRG Energy, Inc.:
7.63%, 1/15/18		8,440	9,600,500
7.63%, 5/15/19		11,935	12,889,800
7.88%, 5/15/21		5,860	6,519,250
6.63%, 3/15/23 (a)		6,349	6,729,940

			128,531,231

Insurance – 0.3%
Americo Life, Inc., 7.88%, 5/01/13 (a)(g)		6,000	6,033,378
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		15,655	16,085,513
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		5,785	6,153,794
International Lease Finance Corp., 6.50%, 9/01/14 (a)		180	191,700
Radian Group, Inc., 2.25%, 3/01/19		2,460	2,964,300

			31,428,685

Internet Software & Services – 0.9%
IAC/InterActiveCorp., 4.75%, 12/15/22 (a)		7,906	7,728,115
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		31,340	35,100,800
10.13%, 7/01/20		41,530	48,901,575

			91,730,490

IT Services – 0.6%
313 Group, Inc.:
6.38%, 12/01/19 (a)		18,285	18,147,863
8.75%, 12/01/20 (a)		24,370	24,644,163
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	1,959	2,473,883
8.00%, 1/15/21		2,009	2,485,521
WEX, Inc., 4.75%, 2/01/23 (a)	USD	11,344	10,975,320

			58,726,750

Life Sciences Tools & Services – 0.2%
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (a)		14,574	16,723,665

Machinery – 0.4%
Boart Longyear Management Pty Ltd., 7.00%, 4/01/21 (a)		3,390	3,500,175
Dematic SA/DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (a)		3,400	3,536,000
Navistar International Corp., 8.25%, 11/01/21		13,590	13,844,813
SPX Corp., 6.88%, 9/01/17		3,634	4,042,825
Terex Corp., 6.00%, 5/15/21		12,615	13,277,287
Titan International, Inc., 7.88%, 10/01/17 (a)		6,380	6,866,475

			45,067,575

Media – 5.4%
AMC Networks, Inc.:
7.75%, 7/15/21		7,319	8,288,767
4.75%, 12/15/22		7,586	7,548,070
Cablevision Systems Corp., 5.88%, 9/15/22 (g)		13,435	13,283,856
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		13,815	13,573,237
5.13%, 2/15/23		21,395	20,753,150
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(g)		14,769	11,076,750
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (a)		15,635	16,221,313

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Cinemark USA, Inc.:
8.63%, 6/15/19	USD	4,435	$4,895,131
5.13%, 12/15/22 (a)		5,800	5,829,000
Clear Channel Communications, Inc., 9.00%, 12/15/19 (a)		19,418	18,665,553
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 3/15/20		2,950	3,049,563
Series B, 7.63%, 3/15/20		27,608	28,815,850
6.50%, 11/15/22 (a)		41,498	43,780,390
6.50%, 11/15/22 (a)		15,162	15,806,385
DISH DBS Corp.:
5.88%, 7/15/22		29,635	31,079,706
5.00%, 3/15/23 (a)		20,910	20,570,213
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		6,880	7,636,800
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		7,095	7,609,387
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18	EUR	6,780	9,261,055
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (a)	USD	10,965	11,924,437
Lynx I Corp.:
6.00%, 4/15/21	GBP	38,634	60,345,321
5.38%, 4/15/21 (a)	USD	9,331	9,704,240
Lynx II Corp., 6.38%, 4/15/23 (a)		6,400	6,704,000
The McClatchy Co., 9.00%, 12/15/22 (a)		9,570	10,383,450
MDC Partners, Inc., 6.75%, 4/01/20 (a)		5,675	5,731,750
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		7,730	7,787,975
Nara Cable Funding Ltd.:
8.88%, 12/01/18	EUR	3,555	4,773,247
8.88%, 12/01/18 (a)	USD	3,150	3,252,375
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		1,258	1,355,495
7.75%, 10/15/18		18,040	20,024,400
Odeon & UCI Finco Plc:
9.00%, 8/01/18	GBP	2,370	3,836,051
9.00%, 8/01/18 (a)		4,179	6,764,075
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	2,591	2,571,567
Regal Entertainment Group, 5.75%, 2/01/25		6,104	5,997,180
Sinclair Television Group, Inc., 9.25%, 11/01/17 (a)		3,100	3,359,625
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	21,510	29,984,026
5.75%, 1/15/23		9,400	12,139,287
5.50%, 1/15/23 (a)	USD	9,345	9,601,987
Unitymedia KabelBW GmbH:
9.63%, 12/01/19 (a)	EUR	6,169	8,797,800
9.50%, 3/15/21		7,525	11,020,035
Univision Communications, Inc., 6.75%,
9/15/22 (a)	USD	11,545	12,468,600
WMG Acquisition Corp.:
11.50%, 10/01/18		11,629	13,649,539
6.00%, 1/15/21 (a)		7,484	7,839,490
Wolverine Healthcare Analytics, Inc., 10.63%, 6/01/20 (a)		12,685	14,460,900
Ziggo Bond Co. BV, 8.00%, 5/15/18 (a)	EUR	2,462	3,400,365

			575,621,393

Metals & Mining – 3.5%
ArcelorMittal:
4.25%, 2/25/15	USD	6,178	6,386,507
4.25%, 8/05/15		24,470	25,432,895
9.50%, 2/15/15		13,812	15,607,560

Corporate Bonds	Par (000)		Value

Metals & Mining (concluded)
4.25%, 3/01/16	USD	18,358	$19,027,002
5.00%, 2/25/17		17,503	18,316,889
6.13%, 6/01/18 (g)		14,621	15,790,680
6.00%, 3/01/21		2,037	2,141,618
6.75%, 2/25/22 (g)		5,718	6,248,996
7.50%, 10/15/39		2,113	2,171,107
7.25%, 3/01/41		8,059	8,018,705
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	9,305	12,284,964
FMG Resources August 2006 Pty Ltd.:
6.38%, 2/01/16 (a)(g)	USD	24,124	24,877,463
6.00%, 4/01/17 (a)(g)		22,325	22,938,937
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)		8,225	9,109,187
Goldcorp, Inc., 2.00%, 8/01/14 (g)(h)		10,875	11,343,984
Kaiser Aluminum Corp., 8.25%, 6/01/20		6,075	6,804,000
New Gold, Inc.:
7.00%, 4/15/20 (a)		4,155	4,466,625
6.25%, 11/15/22 (a)		10,155	10,637,363
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (g)(h)		19,350	21,684,094
Novelis, Inc.:
8.38%, 12/15/17		16,828	18,426,660
8.75%, 12/15/20		58,495	65,953,113
Peninsula Energy Ltd., 11.00%, 12/14/14 (e)(f)		19,200	19,200,000
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)		7,631	1
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		7,250	7,830,000
Taseko Mines Ltd., 7.75%, 4/15/19		9,005	9,072,537
Vedanta Resources Plc, 8.25%, 6/07/21 (a)		2,940	3,351,600
Walter Energy, Inc.:
9.88%, 12/15/20 (a)		3,883	4,213,055
8.50%, 4/15/21 (a)		3,565	3,654,125

			374,989,667

Multiline Retail – 0.1%
Dollar General Corp., 4.13%, 7/15/17		11,547	12,398,591

Oil, Gas & Consumable Fuels – 10.3%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		11,810	12,666,225
4.88%, 5/15/23		18,570	18,337,875
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (h)		19,946	19,198,025
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23 (a)		11,185	11,129,075
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		20,702	22,720,445
7.50%, 4/01/20 (a)		3,399	3,432,990
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		3,195	3,418,650
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		12,539	12,586,021
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		8,715	9,303,263
Chaparral Energy, Inc., 7.63%, 11/15/22		7,205	7,871,463
Chesapeake Energy Corp.:
7.25%, 12/15/18		6,015	6,827,025
6.63%, 8/15/20 (g)		5,229	5,712,683
6.88%, 11/15/20		10,891	11,871,190
6.13%, 2/15/21 (g)		7,307	7,772,821
5.75%, 3/15/23		27,305	27,680,444
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		23,093	24,478,580
Concho Resources, Inc.:
7.00%, 1/15/21		1,566	1,722,600
6.50%, 1/15/22		12,314	13,422,260
5.50%, 10/01/22		1,980	2,059,200

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.:
8.00%, 4/01/17	USD	9,065	$9,790,200
8.25%, 4/01/20		7,416	8,213,220
Continental Resources, Inc.:
7.13%, 4/01/21		3,965	4,490,363
5.00%, 9/15/22		5,411	5,749,187
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		4,035	4,367,887
Crown Oil Partners IV LP, 15.00%, 11/22/14		10,025	10,540,232
CVR Refining LLC/Coffeyville Finance, Inc.,
6.50%, 11/01/22 (a)		10,370	10,603,325
Denbury Resources, Inc., 4.63%, 7/15/23		26,502	25,574,430
El Paso LLC, 7.75%, 1/15/32		1,725	1,930,546
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		13,890	15,695,700
7.75%, 6/15/19		12,660	13,577,850
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19		23,515	25,748,925
7.75%, 9/01/22		6,415	7,088,575
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		27,974	29,302,765
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21 (a)		2,477	2,557,503
Halcon Resources Corp., 8.88%, 5/15/21 (a)		14,101	15,193,827
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (a)		3,875	4,252,813
7.63%, 4/15/21 (a)		5,473	6,020,300
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20 (a)		3,830	4,069,375
IVG Finance BV, 1.75%, 3/29/17 (h)	EUR	16,900	13,430,701
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	USD	11,305	12,774,650
Laredo Petroleum, Inc.:
9.50%, 2/15/19		21,825	24,662,250
7.38%, 5/01/22		9,650	10,566,750
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (a)		29,945	30,618,763
8.63%, 4/15/20		2,980	3,285,450
7.75%, 2/01/21		9,399	10,080,427
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		4,354	4,691,435
5.50%, 2/15/23		4,282	4,485,395
4.50%, 7/15/23		3,199	3,131,021
MEG Energy Corp.:
6.50%, 3/15/21 (a)		46,785	49,826,025
6.38%, 1/30/23 (a)		1,693	1,760,720
New World Resources NV:
7.88%, 5/01/18	EUR	2,505	3,237,881
7.88%, 1/15/21		6,060	6,990,937
Newfield Exploration Co.:
6.88%, 2/01/20	USD	6,350	6,810,375
5.63%, 7/01/24 (g)		4,030	4,160,975
Northern Oil and Gas, Inc., 8.00%, 6/01/20		8,180	8,527,650
Oasis Petroleum, Inc.:
7.25%, 2/01/19		5,260	5,707,100
6.50%, 11/01/21		6,115	6,665,350
6.88%, 1/15/23		7,215	7,936,500
Offshore Group Investment Ltd., 7.13%,
4/01/23 (a)		14,916	15,251,610
PBF Holding Co. LLC/PBF Finance Corp., 8.25%,
2/15/20 (a)		5,565	6,121,500
PDC Energy, Inc., 7.75%, 10/15/22 (a)		6,500	6,890,000
Peabody Energy Corp.:
6.00%, 11/15/18 (g)		14,756	15,678,250
6.25%, 11/15/21		12,359	12,853,360
7.88%, 11/01/26		14,150	15,140,500

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
4.75%, 12/15/66 (h)	USD	14,792	$12,055,480
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		16,704	17,038,080
Plains Exploration & Production Co.:
7.63%, 4/01/20		1,235	1,392,463
6.88%, 2/15/23		26,346	29,836,845
Precision Drilling Corp.:
6.63%, 11/15/20		2,008	2,143,540
6.50%, 12/15/21		3,250	3,469,375
QEP Resources, Inc.:
6.88%, 3/01/21		4,470	5,084,625
5.38%, 10/01/22		6,249	6,483,337
5.25%, 5/01/23		6,327	6,485,175
Range Resources Corp.:
8.00%, 5/15/19		5,555	6,082,725
6.75%, 8/01/20		3,331	3,664,100
5.75%, 6/01/21		26,356	28,266,810
5.00%, 8/15/22		6,018	6,138,360
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		4,571	4,982,390
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)		56,008	58,108,300
Sabine Pass LNG LP:
7.50%, 11/30/16 (g)		65,400	72,267,000
6.50%, 11/01/20 (a)		10,620	11,177,550
SandRidge Energy, Inc.:
8.75%, 1/15/20		5,348	5,762,470
7.50%, 2/15/23		25,988	26,962,550
SM Energy Co.:
6.63%, 2/15/19		5,260	5,641,350
6.50%, 11/15/21		15,005	16,392,963
6.50%, 1/01/23		11,895	13,025,025
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		6,164	6,503,020
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	2,923,854
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20	USD	5,750	6,166,875
Western Refining, Inc., 6.25%, 4/01/21 (a)		5,742	5,871,195
Whiting Petroleum Corp., 6.50%, 10/01/18		4,425	4,756,875

			1,086,945,765

Paper & Forest Products – 0.7%
Ainsworth Lumber Co. Ltd., 7.50%,
12/15/17 (a)		25,445	27,735,050
APP Finance II Mauritius Ltd., 12.00%,
12/29/49 (c)(d)		21,000	2,100
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
8.00%, 4/01/20		5,850	6,508,125
Boise Paper Holdings LLC/Boise Finance Co.,
9.00%, 11/01/17		1,410	1,519,275
Cascades, Inc., 7.75%, 12/15/17		6,080	6,460,000
Clearwater Paper Corp.:
7.13%, 11/01/18		3,935	4,279,313
4.50%, 2/01/23 (a)		6,636	6,503,280
Longview Fibre Paper & Packaging, Inc., 8.00%,
6/01/16 (a)		4,140	4,336,650
NewPage Corp., 11.38%, 12/31/14 (c)(d)		28,247	3
PH Glatfelter Co., 5.38%, 10/15/20		3,500	3,666,250
Sappi Papier Holding GmbH:
8.38%, 6/15/19 (a)		4,855	5,389,050
6.63%, 4/15/21 (a)		935	965,387
Unifrax I LLC/Unifrax Holding Co., 7.50%,
2/15/19 (a)		8,850	9,115,500

			76,479,983

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Pharmaceuticals – 1.0%
Capsugel FinanceCo SCA:
9.88%, 8/01/19	EUR	1,435	$2,069,306
9.88%, 8/01/19 (a)		4,600	6,633,315
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (a)	USD	9,214	9,340,693
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	4,903	6,717,553
inVentiv Health, Inc., 9.00%, 1/15/18 (a)	USD	9,740	10,227,000
Omnicare, Inc., 3.75%, 4/01/42		10,164	11,351,917
Sky Growth Acquisition Corp., 7.38%,
10/15/20 (a)		18,699	19,774,193
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (a)		10,014	10,452,113
6.88%, 12/01/18 (a)		9,213	9,898,217
6.38%, 10/15/20 (a)		13,050	13,759,594
6.75%, 8/15/21 (a)		3,710	3,951,150
7.25%, 7/15/22 (a)		4,405	4,790,437

			108,965,488

Professional Services – 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,835	3,742,920

Real Estate Investment Trusts (REITs) – 0.3%
Felcor Lodging LP:
6.75%, 6/01/19	USD	15,685	17,018,225
5.63%, 3/01/23 (a)		5,741	5,848,644
Host Hotels & Resorts LP, 2.50%,
10/15/29 (a)(g)		4,310	6,012,450
The Rouse Co. LLC, 6.75%, 11/09/15		2,372	2,457,985

			31,337,304

Real Estate Management & Development – 1.9%
Annington Finance No. 5 Plc, 13.00%, 1/15/23 (i)	GBP	3,500	6,223,581
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)	USD	7,914	8,032,710
Country Garden Holdings Co. Ltd., 7.50%, 1/10/23 (a)		3,830	3,911,579
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		30,240	33,112,800
IVG Immobilien AG, 8.00%, 5/29/49 (b)	EUR	8,200	3,521,105
Mattamy Group Corp., 6.50%, 11/15/20 (a)	USD	12,520	12,488,700
Realogy Group LLC:
11.50%, 4/15/17		22,730	24,179,037
12.00%, 4/15/17		1,940	2,063,675
7.88%, 2/15/19 (a)		33,965	37,191,675
7.63%, 1/15/20 (a)		44,960	50,692,400
9.00%, 1/15/20 (a)(g)		7,745	9,003,563
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (c)(d)		1,115	–
The Unique Pub Finance Co. Plc:
Series A3, 6.54%, 3/30/21	GBP	1,900	2,894,839
Series A4, 5.66%, 6/30/27		5,250	7,480,266

			200,795,930

Road & Rail – 0.5%
HDTFS, Inc., 6.25%, 10/15/22	USD	7,780	8,441,300
The Hertz Corp.:
4.25%, 4/01/18 (a)		6,099	6,213,356
7.50%, 10/15/18		5,615	6,197,556
6.75%, 4/15/19		7,060	7,704,225
5.88%, 10/15/20		2,250	2,373,750
7.38%, 1/15/21		12,445	13,845,063
Watco Cos. LLC/Watco Finance Corp., 6.38%,
4/01/23 (a)		5,669	5,831,984

			50,607,234

		Par
Corporate Bonds		(000)	Value

Semiconductors & Semiconductor Equipment – 0.2%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)	USD	9,240	$9,586,500
Spansion LLC, 7.88%, 11/15/17		8,389	8,808,450

			18,394,950

Software – 3.8%
Epicor Software Corp., 8.63%, 5/01/19		10,830	11,723,475
First Data Corp.:
7.38%, 6/15/19 (a)		41,475	44,119,031
8.88%, 8/15/20 (a)		1,625	1,815,937
6.75%, 11/01/20 (a)		60,700	63,279,750
8.25%, 1/15/21 (a)		12,632	13,137,280
11.25%, 1/15/21 (a)		9,196	9,563,840
12.63%, 1/15/21		18,856	20,435,190
10.63%, 6/15/21 (a)		26,041	26,333,961
IMS Health, Inc.:
12.50%, 3/01/18 (a)		35,125	42,150,000
6.00%, 11/01/20 (a)		8,779	9,152,107
Infor US, Inc.:
9.38%, 4/01/19		50,480	57,231,700
10.00%, 4/01/19	EUR	2,080	2,986,081
Interactive Data Corp., 10.25%, 8/01/18	USD	21,800	24,797,500
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		5,167	5,334,927
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		12,535	12,691,687
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		14,840	16,546,600
SunGard Data Systems, Inc.:
7.38%, 11/15/18		8,810	9,426,700
6.63%, 11/01/19 (a)		27,630	28,527,975

			399,253,741

Specialty Retail – 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		6,955	7,789,600
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		13,941	15,753,330
DFS Furniture Holdings Plc, 7.63%, 8/15/18	GBP	1,680	2,578,071
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	8,709	9,035,884
House of Fraser Funding Plc:
8.88%, 8/15/18	GBP	8,814	13,931,338
8.88%, 8/15/18 (a)		5,639	8,912,958
J Crew Group, Inc., 8.13%, 3/01/19	USD	6,251	6,719,825
Michaels Stores, Inc., 7.75%, 11/01/18		6,036	6,594,330
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(i)		5,174	5,355,090
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		22,551	24,749,723
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		13,665	14,245,763
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24	GBP	321	463,463
Series A7, 4.77%, 6/30/33		1,102	1,532,279
QVC, Inc.:
7.13%, 4/15/17 (a)(g)	USD	4,525	4,686,226
7.50%, 10/01/19 (a)(g)		12,930	14,289,706
5.13%, 7/02/22 (g)		7,357	7,793,130
RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.25%, 2/01/21		10,542	11,938,815
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		4,755	5,266,163
5.75%, 6/01/22		5,964	6,224,925
Sonic Automotive, Inc., 9.00%, 3/15/18		5,100	5,610,000

			173,470,619

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Textiles, Apparel & Luxury Goods – 0.2%
Levi Strauss & Co.:
7.75%, 5/15/18	EUR	2,189	$2,995,256
6.88%, 5/01/22	USD	2,810	3,076,950
6.88%, 5/01/22 (a)		4,184	4,581,480
PVH Corp.:
7.38%, 5/15/20		2,575	2,871,125
4.50%, 12/15/22		8,081	7,959,785

			21,484,596

Trading Companies & Distributors – 1.4%
Aircastle Ltd.:
6.75%, 4/15/17		7,215	7,936,500
6.25%, 12/01/19		7,367	8,048,447
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		14,125	15,343,281
H&E Equipment Services, Inc., 7.00%, 9/01/22 (a)		13,629	14,991,900
Rexel SA, 5.13%, 6/15/20	EUR	9,352	12,167,205
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	7,895	8,763,450
7.63%, 4/15/22		49,106	54,875,955
6.13%, 6/15/23		11,520	12,326,400
5.75%, 7/15/18		8,917	9,663,799

			144,116,937

Transportation Infrastructure – 0.1%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	12,278	15,816,630

Wireless Telecommunication Services – 3.2%
Cricket Communications, Inc., 7.75%, 10/15/20 (g)	USD	19,092	19,044,270
Crown Castle International Corp., 5.25%, 1/15/23		29,185	29,695,737
Digicel Group Ltd.:
10.50%, 4/15/18 (a)		5,119	5,694,887
8.25%, 9/30/20 (a)		28,075	29,759,500
Digicel Ltd.:
8.25%, 9/01/17 (a)		14,891	15,747,233
6.00%, 4/15/21 (a)		40,635	40,431,825
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		17,460	17,350,875
MetroPCS Wireless, Inc., 6.63%, 11/15/20		10,870	11,359,150
NII Capital Corp., 7.63%, 4/01/21		6,022	4,335,840
Phones4u Finance Plc:
9.50%, 4/01/18	GBP	10,789	16,930,029
9.50%, 4/01/18 (a)		6,510	10,215,450
Sprint Nextel Corp.:
9.00%, 11/15/18 (a)	USD	63,691	78,737,999
7.00%, 3/01/20 (a)		49,125	57,230,625

			336,533,420

Total Corporate Bonds – 75.8%			8,025,073,287

Floating Rate Loan Interests (b)

Aerospace & Defense – 0.2%
Sequa Corp., Initial Term Loan, 5.25%, 5/01/17		19,330	19,633,813

Airlines – 0.6%
AWAS Finance Luxembourg S.à.r.l., Loan, 3.50%, 6/10/16		5,650	5,701,299
Delta Air Lines, Inc., Term Loan, 3.56%, 9/16/15		2,098	1,961,234
Genesee & Wyoming, Inc., Term Loan, 3.50%, 9/29/17		10,807	10,820,365

		Par
Floating Rate Loan Interests (b)		(000)	Value

Airlines (concluded)
Northwest Airlines, Inc.:
Term Loan, 2.30%, 3/10/17	USD	18,571	$17,247,750
Term Loan, 2.30%, 3/10/17		10,251	9,520,616
Term Loan, 1.68%, 9/10/18		8,432	7,504,480
Term Loan, 1.68%, 9/10/18		8,359	7,439,243

			60,194,987

Federal-Mogul Corp.:
Tranche B Term Loan, 2.14%, 12/29/14		35,004	32,702,388
Tranche C Term Loan, 2.14%, 12/28/15		21,513	20,098,269
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		2,805	2,827,188

			55,627,845

Building Products – 0.3%
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		16,811	16,999,637
Wilsonart LLC, Initial Term Loan, 5.50%, 10/18/19		13,900	14,084,340

			31,083,977

Capital Markets – 0.3%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		28,408	28,834,120

Chemicals – 0.7%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		27,982	28,507,019
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18		12,672	12,870,590
US Coatings Acquisition, Inc./Flash Dutch 2 BV:
Initial Euro Term Loan, 5.25%, 1/18/20	EUR	2,640	3,418,198
Initial Term B Loan, 4.75%, 1/10/20	USD	24,365	24,679,796

			69,475,603

Commercial Services & Supplies – 0.7%
Ceridian Corp., Extended US Term Loan, 5.95%, 5/09/17		1,795	1,826,042
GCA Services Group, Inc., Initial Loan (Second Lien), 9.25%, 11/01/20		2,025	2,025,000
Getty Images, Inc., Initial Term Loan, 4.75%, 9/12/19		12,893	13,060,292
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		29,736	30,008,250
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		3,550	3,583,049
The ServiceMaster Co., Term Loan C, 4.25%, 2/28/17		16,255	16,417,550
Tervita Corp. (FKA CCS Corp.), Term Loan, 6.25%, 5/15/18		5,085	5,145,410

			72,065,593

Communications Equipment – 0.7%
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 7.50%, 1/31/19	EUR	18,519	23,954,795
U.S. Term Loan, 7.25%, 1/31/19	USD	47,486	48,166,462

			72,121,257

Diversified Financial Services – 0.3%
Nuveen Investments, Inc.:
New Second-Lien Term Loan, 8.25%, 5/13/17		9,335	9,503,403
New Second-Lien Term Loan, 8.25%, 2/28/19		10,695	10,929,007

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value

Diversified Financial Services (concluded)
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17	USD	15,770	$15,852,162

			36,284,572

Diversified Telecommunication Services – 0.7%
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18		4,034	4,057,045
Hawaiian Telcom Communications, Inc., Term Loan, 7.00%, 2/28/17		5,086	5,174,564
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B-1 Term Loan, 4.50%, 4/02/18		37,092	37,592,860
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		28,470	28,784,309

			75,608,778

Energy Equipment & Services – 0.4%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Term Loan B, 5.75%, 3/28/19		10,810	10,850,537
Term Loan, 6.25%, 10/05/17		31,190	31,384,937

			42,235,474

Food & Staples Retailing – 0.4%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 3.49%, 7/09/15	GBP	24,310	36,452,365
Facility B4, 3.99%, 7/10/17		4,250	6,373,114
Rite Aid Corp., Term Loan, 5.75%, 8/04/20	USD	3,730	3,860,550

			46,686,029

Food Products – 0.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), Term Loan (First Lien), 5.75%, 6/30/17		6,983	7,071,527

Health Care Equipment & Supplies – 0.1%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		10,018	10,109,371

Health Care Providers & Services – 0.3%
Genesis HealthCare Corp., Term Loan, 10.00% - 10.75%, 9/20/17		5,342	5,341,731
Harden Healthcare LLC:
Tranche A Additional Term Loan, 7.75%, 3/02/15		6,055	5,939,919
Tranche A Term Loan, 8.50%, 3/02/15		2,884	2,861,395
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		7,582	7,743,015
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 5.75%, 6/06/19		10,178	10,296,866

			32,182,926

Hotels, Restaurants & Leisure – 5.2%
Harrah’s Las Vegas Propco LLC, Senior Loan, 3.70%, 2/13/13		224,934	211,788,386
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.):
Mezzanine E Loan, 4.20%, 11/12/15		40,836	39,814,829
Mezzanine F Loan, 4.53%, 11/12/15		180,109	175,606,594
Mezzanine G Loan, 4.70%, 11/12/15		46,464	45,534,927
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 4.25%, 12/27/19		40,861	41,494,104
Station Casinos LLC, Term Loan B, 5.00%, 2/22/20		32,100	32,447,643
Travelport Holdings Ltd.:

		Par
Floating Rate Loan Interests (b)		(000)	Value

Hotels, Restaurants & Leisure (concluded)
Extended Tranche A Loan, 6.30%, 12/01/16 (i)	USD	2,915	$1,020,146
Extended Tranche B Loan, 13.80%, 12/01/16 (i)		9,757	748,043

			548,454,672

Independent Power Producers & Energy Traders – 0.5%
Calpine Corp., Term Loan, 4.00%, 4/01/18		5,706	5,772,922
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		42,929	44,646,114

			50,419,036

Insurance – 0.1%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/03/19		11,327	11,458,794

Internet Software & Services – 0.6%
Zayo Group LLC(Zayo Capital, Inc.), Term Loan, 4.75% - 5.25%, 7/02/19		60,077	60,643,760

Life Sciences Tools & Services – 0.1%
Patheon, Inc., Initial Term Loan, 7.25%, 12/03/19		6,893	6,996,116
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		6,897	6,971,765

			13,967,881

Machinery – 0.7%
Rexnord LLC/RBS Global, Inc., Term B Loan Refinancing, 4.50%, 4/01/18		11,493	11,619,364
Schaeffler AG, Facility C, 4.25%, 1/27/17		45,170	45,659,191
Silver II Borrower SCA (Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/31/19		21,521	21,678,381

			78,956,936

Media – 0.8%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Original Term Loan, Original Term Loan, 2.71%, 7/03/14		7,802	5,991,646
Cequel Communications LLC, Term Loan, 4.00%, 2/14/19		3,294	3,323,276
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.85%, 1/29/16		34,242	30,330,060
Tranche C Term Loan, 3.85%, 1/29/16		10,390	9,050,031
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 4.25%, 6/29/18		8,781	8,866,489
Univision Communications, Inc., 2013 Converted Extended First-Lien Term Loan, 4.75%, 2/25/20		6,420	6,450,686
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 2/07/20		26,320	26,193,401

			90,205,589

Metals & Mining – 1.1%
Constellium Holdco BV (Constellium France SAS), Term Loan B, 6.00%, 2/25/20		31,450	32,000,375
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/04/17		74,322	75,164,331
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 5.75%, 4/02/18		7,298	7,336,502

			114,501,208

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value

Multiline Retail – 0.1%
Hema Holding BV, Facility (Mezzanine), 3.61% - 5.00%, 7/05/17 (i)	EUR	9,295	$10,643,305

Oil, Gas & Consumable Fuels – 1.4%
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17	USD	54,625	56,257,195
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		73,479	76,417,781
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		7,059	7,094,657
Samson Resources Corp., Initial Term Loan (Second Lien), 6.00%, 9/25/18		7,350	7,432,687

			147,202,320

Pharmaceuticals – 0.1%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		8,113	8,170,043
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		2,806	2,778,332
Term B-3 Loan, 7.75%, 5/15/18		1,163	1,149,626

			12,098,001

Professional Services – 0.1%
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		11,024	11,141,178

Real Estate Investment Trusts (REITs) – 0.2%
iStar Financial, Inc., Loan, 4.50%, 10/08/17		21,603	21,771,769

Real Estate Management & Development – 0.2%
Realogy Group LLC:
Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16		2,520	2,552,183
Initial Term B Loan, 4.50%, 10/10/16		23,320	23,621,294

			26,173,477

Software – 0.7%
First Data Corp.:
2018 Dollar Term Loan, 4.20%, 3/26/18		15,635	15,566,675
2018B Term Loan, 5.20%, 9/30/18		4,725	4,755,854
Infor US, Inc. (FKA Lawson Software, Inc.), Tranche B-2 Term Loan, 5.25%, 4/05/18		30,743	31,211,907
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/23/20		17,205	17,936,213

			69,470,649

Specialty Retail – 0.1%
Party City Holdings, Inc., Term Loan, 4.25% - 5.75%, 7/23/19		7,247	7,295,536

Textiles, Apparel & Luxury Goods – 0.1%
EB Sports Corp., Loan, 11.50%, 12/31/15 (i)		7,611	7,591,541

Thrifts & Mortgage Finance – 0.2%
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 1/22/18		21,040	21,381,900

Wireless Telecommunication Services – 0.5%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15 (i)		39,317	40,103,568
New Series A Loan, 6.25%, 7/11/16 (i)		15,263	15,682,219

			55,785,787

Total Floating Rate Loan Interests – 19.1%			2,018,379,211

Foreign Agency Obligations – 0.0%

Eksportfinans ASA, 0.51%, 4/05/13 (b)		2,042	2,041,596

Investment Companies – 0.0%		Shares	Value

Uranium Participation Corp. (c)		1,150,920	$6,324,234

Other Interests (k)		Beneficial Interest (000)

Auto Components – 0.0%
Lear Corp., Escrow (c)(d)	USD	7,955	298,313
Lear Corp., Escrow (c)(d)		7,495	281,063

			579,376

Capital Markets – 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		9,030	2,415,525
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		5,675	1,518,063
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		5,500	1,457,500
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		2,520	674,100
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		1,000	265,000

			6,330,188

Electric Utilities – 0.0%
Mirant America Corp., Escrow (c)(d)		3,270	–
Mirant America, Inc., Escrow (c)(d)		1,880	–
Mirant Americas Generation LLC, Escrow (c)(d)		1,215	–

			–

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc., Escrow (c)		3,925	–

Household Durables – 0.4%
Richland-Stryker Generation LLC (c)(e)		10,488	12,664,572
Stanley-Martin, Class B Membership Units (c)		20	27,124,930

			39,789,502

Media – 0.0%
Adelphia Communications Corp., Escrow (c)(d)		27,425	3
Adelphia Communications Corp., Escrow (c)(d)		800	6,000
Adelphia Communications Corp., Escrow (c)(d)		325	2,437
Century Communications, Escrow (c)(d)		625	6,250

			14,690

Oil, Gas & Consumable Fuels – 0.0%
Post Oak Crown IV LLC (c)		1,250	2,014,000

Total Other Interests – 0.5%			48,727,756

Preferred Securities

		Par
Capital Trusts		(000)

Insurance – 0.1%
American General Institutional Capital A, 7.57%, 12/01/45 (a)(g)		10,310	13,042,150

Media – 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(l)		2,827	2,855,553

Total Capital Trusts – 0.1%			15,897,703

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Auto Components – 0.6%
Dana Holding Corp., 4.00% (a)	407,601	$61,624,176

Commercial Banks – 0.0%
Royal Bank of Scotland Group Plc, 7.25%	84,000	2,046,240

Real Estate Investment Trusts (REITs) – 0.1%
MPG Office Trust, Inc., Series A, 7.63%	140,888	3,830,745

Total Preferred Stocks – 0.7%		67,501,161

Trust Preferreds

Diversified Financial Services – 1.3%
GMAC Capital Trust I, 8.13%, 2/15/40	5,063,820	137,735,904

Total Preferred Securities – 2.1%		221,134,768

Warrants (m)

Health Care Providers & Services – 0.0%
HealthSouth Corp. (Expires 1/16/14)	253,521	–

Hotels, Restaurants & Leisure – 0.0%
BLB Worldwide Holdings, Inc. (Expires 11/08/17)	500	110,000

Media – 0.0%
HMH Holdings (Education Media) (Expires 6/22/19)	11,931	–

Metals & Mining – 0.0%
Peninsula Energy Ltd. (e)	78,447,216	702,037
Peninsula Energy Ltd. (Expires 12/31/15) (e)	132,804,617	2,014,352

		2,716,389

Warrants (m)	Shares	Value

Software – 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	3,811	–

Total Warrants – 0.0%		$2,826,389

Total Long-Term Investments
(Cost – $10,741,211,397) – 104.7%		11,082,472,497

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (n)(o)	72,903,607	72,903,607

Total Short-Term Securities
(Cost – $72,903,607) – 0.7%		72,903,607

Options Purchased

(Cost – $104,182) – 0.0%		1

Total Investments Before Options Written
(Cost – $10,814,219,186) – 105.4%		11,155,376,105

Options Written

(Premiums Received – $ 7,229,250) – (0.0)%		(4,011,698)

Total Investments Net of Options Written – 105.4%		11,151,364,407
Liabilities in Excess of Other Assets – (5.4)%		(566,688,699)

Net Assets – 100.0%	$10,584,675,708

Notes to Consolidated Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2012	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at March 31, 2013	Value Held at March 31, 2013

Peninsula Energy Ltd.	–	255,393,495	–	255,393,495	$ 8,577,617
Peninsula Energy Ltd.	–	$ 19,200,000	–	$ 19,200,000	$19,200,000
Peninsula Energy Ltd., Warrants	–	78,447,216	–	78,447,216	$ 702,037
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	–	132,804,617	–	132,804,617	$ 2,014,352
Richland-Stryker Generation LLC	10,487,500	–	–	10,487,500	$12,664,572

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(h)	Convertible security.
(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Security is perpetual in nature and has no stated maturity date.
(m)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

(n)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	211,929,286	(139,025,679)	72,903,607	$142,823	$2,844

(o)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Citigroup, Inc.	(0.75)%	2/13/13	Open	$ 4,637,500	$ 4,633,056
Deutsche Bank AG	(2.75)%	2/13/13	Open	653,906	651,608
Credit Suisse Group AG	(0.50)%	2/27/13	Open	6,894,562	6,891,498
Deutsche Bank AG	(0.13)%	2/28/13	Open	18,018,075	18,016,073
Citigroup, Inc.	(0.10)%	3/05/13	Open	7,340,000	7,339,450
Deutsche Bank AG	(0.75)%	3/05/13	Open	6,978,185	6,974,056
Deutsche Bank AG	(0.25)%	3/06/13	Open	4,952,644	4,951,433
Citigroup, Inc.	(2.00)%	3/07/13	Open	1,612,500	1,605,621
Credit Suisse Group AG	(0.25)%	3/15/13	Open	4,876,042	4,875,885
Credit Suisse Group AG	0.40%	3/21/13	Open	5,745,000	5,745,596
Credit Suisse Group AG	0.40%	3/21/13	Open	13,592,662	13,593,364
Credit Suisse Group AG	0.40%	3/21/13	Open	11,856,500	11,858,161
Credit Suisse Group AG	0.40%	3/21/13	Open	9,705,807	9,707,256
Credit Suisse Group AG	0.40%	3/21/13	Open	10,507,969	10,509,155
Credit Suisse Group AG	0.40%	3/22/13	Open	9,695,963	9,697,131
Credit Suisse Group AG	0.40%	3/22/13	Open	13,091,000	13,092,077
Credit Suisse Group AG	0.40%	3/25/13	Open	41,370,675	41,371,693
Credit Suisse Group AG	0.40%	3/25/13	Open	18,525,780	18,528,998
Credit Suisse Group AG	0.40%	3/25/13	Open	2,822,925	2,824,366
Credit Suisse Group AG	0.40%	3/25/13	Open	7,136,290	7,136,510
Credit Suisse Group AG	0.40%	3/25/13	Open	4,536,313	4,536,868
Credit Suisse Group AG	0.40%	3/25/13	Open	5,344,400	5,344,753
Credit Suisse Group AG	0.40%	3/25/13	Open	1,365,675	1,366,091
Deutsche Bank AG	0.55%	3/25/13	Open	66,626,250	66,626,396
Deutsche Bank AG	0.55%	3/25/13	Open	14,553,105	14,560,230
Deutsche Bank AG	0.55%	3/25/13	Open	14,493,066	14,494,622
Credit Suisse Group AG	0.40%	3/26/13	Open	5,926,288	5,926,932
Deutsche Bank AG	(1.00)%	3/26/13	Open	10,257,500	10,256,512
Deutsche Bank AG	(0.25)%	3/26/13	Open	5,689,410	5,689,125
Citigroup, Inc.	(1.00)%	3/27/13	Open	7,200,000	7,199,368
Citigroup, Inc.	(0.50)%	3/27/13	Open	2,779,000	2,778,600
UBS AG	0.36%	3/27/13	Open	51,883,620	51,883,731
UBS AG	0.40%	3/27/13	Open	16,617,673	16,619,979

Total				$407,286,285	$407,286,194

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	7,491,000	USD	9,601,291	Goldman Sachs Group, Inc.	4/03/13	$ 673
GBP	4,040,000	USD	6,124,369	Barclays Plc	4/17/13	13,551
USD	16,369,713	AUD	15,784,000	Citibank, N.A.	4/17/13	(39,376)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	41,140,697	CAD	40,589,000	Deutsche Bank AG	4/17/13	$ 1,202,136
USD	1,248,114	GBP	838,000	Bank of America Corp.	4/17/13	(25,049)
USD	61,899,271	GBP	40,010,000	Barclays Plc	4/17/13	1,112,586
USD	871,447	GBP	584,000	BNP Paribas SA	4/17/13	(15,817)
USD	1,581,502	GBP	1,021,000	BNP Paribas SA	4/17/13	30,310
USD	3,072,865	GBP	1,902,000	BNP Paribas SA	4/17/13	183,181
USD	10,196,157	GBP	6,320,000	BNP Paribas SA	4/17/13	594,261
USD	871,312	GBP	580,000	Credit Suisse Group AG	4/17/13	(9,875)
USD	328,587	GBP	220,000	Credit Suisse Group AG	4/17/13	(5,657)
USD	3,591,154	GBP	2,370,000	Deutsche Bank AG	4/17/13	(9,556)
USD	979,476	GBP	630,362	Deutsche Bank AG	4/17/13	21,775
USD	1,437,049	GBP	923,000	Deutsche Bank AG	4/17/13	34,747
USD	6,206,153	GBP	4,106,000	Goldman Sachs Group, Inc.	4/17/13	(32,040)
USD	528,683	GBP	350,000	Goldman Sachs Group, Inc.	4/17/13	(3,067)
USD	3,787,931	GBP	2,351,000	Goldman Sachs Group, Inc.	4/17/13	216,087
USD	217,380,544	GBP	135,700,000	Goldman Sachs Group, Inc.	4/17/13	11,213,257
USD	11,374,539	GBP	7,537,000	Northern Trust Co.	4/17/13	(76,329)
USD	6,726,183	GBP	4,242,000	Royal Bank of Scotland Plc	4/17/13	281,366
EUR	3,015,000	USD	3,877,408	Barclays Plc	4/23/13	(11,973)
EUR	4,930,000	USD	6,463,151	Deutsche Bank AG	4/23/13	(142,557)
USD	2,497,584	EUR	1,880,000	BNP Paribas SA	4/23/13	87,297
USD	15,297,292	EUR	11,450,000	BNP Paribas SA	4/23/13	617,616
USD	2,322,145	EUR	1,717,000	Citibank, N.A.	4/23/13	120,834
USD	527,403,500	EUR	395,800,000	Citibank, N.A.	4/23/13	19,961,097
USD	133,179	EUR	99,963	Deutsche Bank AG	4/23/13	5,020
USD	9,602,504	EUR	7,491,000	Goldman Sachs Group, Inc.	4/23/13	(1,465)
USD	1,066,362	EUR	820,000	Goldman Sachs Group, Inc.	4/23/13	15,067
USD	2,185,347	EUR	1,680,000	Goldman Sachs Group, Inc.	4/23/13	31,474
USD	7,254,927	EUR	5,604,000	Goldman Sachs Group, Inc.	4/23/13	70,220
USD	2,284,220	EUR	1,707,000	Goldman Sachs Group, Inc.	4/23/13	95,731
USD	13,439,243	EUR	10,086,000	Goldman Sachs Group, Inc.	4/23/13	508,308
USD	3,150,497	EUR	2,350,000	Royal Bank of Scotland Plc	4/23/13	137,638
USD	4,267,400	EUR	3,162,000	Royal Bank of Scotland Plc	4/23/13	213,502
USD	283,451	EUR	220,000	UBS AG	4/23/13	1,396
USD	2,447,529	EUR	1,835,000	UBS AG	4/23/13	94,934
USD	4,415,228	EUR	3,280,000	UBS AG	4/23/13	210,046

Total						$36,701,349

—	Over-the-counter options purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value

Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/19	107	$1

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

—	Over-the-counter credit default swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating[1]	Expiration Date	Notional Amount[2] (000)		Market Value

Bought protection on 5-Year Credit Default Swaps	Credit Suisse Group AG	Call	USD	103.50	Receive	CDX.HY Series 19 Version 1	B+	6/19/13	USD	297,500	$(3,147,044)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse Group AG	Put	USD	97.50	Pay	CDX.HY Series 19 Version 1	B+	6/19/13	USD	297,500	(864,654)

Total											$(4,011,698)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

Israel Government	1.00%	Deutsche Bank AG	3/20/17	USD	11,550	$(473,897)
State of Israel	1.00%	Deutsche Bank AG	3/20/17	USD	3,845	(155,594)
Beazer Homes USA, Inc.	5.00%	Bank of America Corp.	12/20/17	USD	2,785	(125,461)
Beazer Homes USA, Inc.	5.00%	Barclays Plc	12/20/17	USD	3,100	(114,941)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/17	USD	2,545	(91,060)

Total						$(960,953)

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

Realogy Group LLC	5.00%	JPMorgan Chase & Co.	9/20/15	B-	USD	5,000	$ 590,213
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	5,240	734,510
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	2,555	279,200
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	9,176	1,630,822
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	8,505	1,048,338
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	2,126	281,191
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B-	USD	2,000	164,855
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B-	USD	1,500	95,212
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/16	CCC	USD	1,173	66,671
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/16	CCC	USD	1,140	32,158
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	3/20/16	CCC	USD	1,240	40,929
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	11,182	834,795
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	9,976	127,236
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	3,718	329,045
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	3,718	329,045
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	2,598	160,065
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/16	CCC	USD	1,292	61,305
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD	5,275	415,028
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD	5,275	374,330
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD	1,000	91,450
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD	1,000	86,749
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	6/20/16	CCC	USD	6,960	10,260
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	15,106	959,759
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	14,700	876,297
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	7,602	522,481
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	4,277	65,991
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B-	USD	2,600	304,692
Community Health Systems, Inc.	5.00%	BNP Paribas SA	9/20/16	Not Rated	USD	2,000	358,992
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/17	CCC	USD	1,140	25,289

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows: (concluded)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	8,421	$ 391,209
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	7,008	51,714
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	2,320	62,736
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B-	USD	11,410	2,218,645
CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	3,851,342
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	CCC	USD	14,000	1,032,993

Total							$18,505,547

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

iBoxx US Dollar Liquid High Yield Index	3-month LIBOR[1]	Credit Suisse Group AG	3/20/14	USD	100,000	$(425,260)

[1]	Fund pays the fixed rate and receives the total return of the reference entity.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 9,130,350	$ 96,145,022	$ 105,275,372
Common Stocks	$590,822,748	6,287,781	55,579,355	652,689,884
Corporate Bonds	–	7,942,396,963	82,676,324	8,025,073,287
Floating Rate Loan Interests.	–	1,795,976,879	222,402,332	2,018,379,211
Foreign Agency Obligations	–	2,041,596	–	2,041,596
Investment Companies	6,324,234	–	–	6,324,234
Other Interests	–	6,338,625	42,389,131	48,727,756
Preferred Securities.	205,237,065	15,897,703	–	221,134,768
Warrants	2,124,352	–	702,037	2,826,389
Short-Term Securities.	72,903,607	–	–	72,903,607

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total

Options Purchased:
Equity Contracts	–	$ 1	–	$1

Total	$877,412,006	$9,778,069,898	$499,894,201	$11,155,376,105

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$ 18,505,547	–	$ 18,505,547
Foreign currency exchange contracts	$673	37,073,437	–	37,074,110
Liabilities:
Credit contracts	–	(4,972,651)	–	(4,972,651)
Foreign currency exchange contracts	–	(372,761)	–	(372,761)
Interest rate contracts	–	(425,260)	–	(425,260)

Total	$673	$ 49,808,312	–	$ 49,808,985

[1]  Derivative financial instruments are swaps, foreign currency exchange contracts and options written. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$69,369,557	–	–	$ 69,369,557
Cash pledged as collateral for swap contracts	16,500,000	–	–	16,500,000
Foreign currency at value	1,216,403	–	–	1,216,403
Liabilities:
Reverse repurchase agreements	–	$(407,286,285)	–	(407,286,285)
Cash received as collateral for swap contracts	–	(6,100,000)	–	(6,100,000)

Total	$87,085,960	$(413,386,285)	–	$(326,300,325)

There were no transfers between Level 1 and Level 2 during the period ended March 31, 2013.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total

Assets:
Opening Balance, as of September 30, 2012	$2,523,287	$ 4,232,857	$55,364,905	$39,071,510	$207,151,274	$37,615,025	–	$345,958,858
Transfers into Level 3[1]	–	–	149,707	19,259,100	2,853,793	–	–	22,262,600
Transfers out of Level 3[1]	–	–	–	(10,927,000)	(31,884,625)	–	–	(42,811,625)
Other[2]	4,232,857	(4,232,857)	–	–	–	–	–	–
Accrued discounts/ premiums	83,254	–	–	(175,404)	826,895	–	–	734,745
Net realized gain (loss)	1,980,514	–	–	(720,250)	(1,486,500)	–	–	(226,236)
Net change in unrealized appreciation/ depreciation[3]	(120,573)	–	(3,678,167)	(15,852,257)	13,087,968	4,774,106	$702,028	(1,086,895)
Purchases	97,386,205	–	3,742,910	57,627,362	81,561,544	–	9	240,318,030
Sales	(9,940,522)	–	–	(5,606,737)	(49,708,017)	–	–	(65,255,276)

Closing Balance, as of March 31, 2013	$96,145,022	–	$55,579,355	$82,676,324	$222,402,332	$42,389,131	$702,037	$499,894,201

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Debt Obligations.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $(11,047,944).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

	Equity Contracts		Credit Contracts
	Assets	Liabilities	Assets	Liabilities	Total

Opening Balance, as of September 30, 2012	$ 1	–	–	$9,740,165	$9,740,166
Transfers into Level 3[4]	–	–	–	–	–
Transfers out of Level 3[4]	(1)	–	–	(2,146,597)	(2,146,598)
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	–	–	–	–	–
Net change in unrealized appreciation/depreciation[5]	–	–	–	(7,593,568)	(7,593,568)
Purchases	–	–	–	–	–
Issues[6]	–	–	–	–	–
Sales	–	–	–	–	–
Settlements[7]	–	–	–	–	–

Closing Balance, as of March 31, 2013	–	–	–	–	–

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $306,321,812.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized

Assets:
Asset-Backed Securities	$9,621,250	Cost[2]	N/A	–
Common Stocks[3]	18,561,608	Market Comparable Companies	Offshore EBITDA Multiple	8.75x
			Onshore EBITDA Multiple	4.75x
	34,430,757	Market Comparable Companies	Enterprise Value/Oil Barrel Multiple	0.44x CAD[4]
	2,530,710	Market Comparable Companies	EBITDA Multiple	3.5x
Corporate Bonds	49,020,000	Cost[2]	N/A	–
	10,540,232	Discounted Cash Flow	Yield	12%
	15,593,495	Market Comparable Companies	Yield	12.1%
Floating Rate Loan Interests	1,961,234	Cost[2]	N/A	–
	8,801,314	Discounted Cash Flow	Yield	9.5%
Other Interests[5]	27,124,930	Discounted Cash Flow	Free Cash Flow	$23.9 - $35.2[6]
			Perpetuity Growth Rate	3.5%
			Weighted Cost of Capital	11%
	12,664,572	Discounted Cash Flow	Yield	19%
	2,014,000	Market Comparable Companies	EBITDA Multiple	6.0x
			Oil Equivalent Paid - Daily Oil and Gas Production	$125,000/bbl
			Oil Equivalent Paid - Proven Reserves	$15/bbl
		Unrisked PV-10 Methodology	Probable Reserves	$145.7[6]
	6,250	Estimated Recovery Value	N/A	–
Warrants	702,037	Black-Scholes	Implied Volatility	75%

Total	$193,572,389

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Enterprise Value/Oil Barrel Multiple	Increase	Decrease
EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Free Cash Flow	Increase	Decrease
Perpetuity Growth Rate	Increase	Decrease
Weighted Cost of Capital	Decrease	Increase
Oil Equivalent Paid - Daily Oil and Gas Production	Increase	Decrease
Oil Equivalent Paid - Proven Reserves	Increase	Decrease
Tangible Book Value Multiple	Increase	Decrease
Probable Reserves	Increase	Decrease
Implied Volatility	Increase	Decrease

[2]

The Fund fair values certain of its Level 3 investments using acquisition cost. Although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[3]

For the period ended March 31, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. The investment was previously valued utilizing the company’s financial restructuring plan. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[4]	Canadian Dollar
[5]

For the period ended March 31, 2013, the valuation technique for certain investments classified as other interests changed from a market approach to an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to this investment; therefore, the income approach is considered to be a more relevant measure of fair value for this investment.

[6]	Amount is stated in millions.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		45

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Aircraft Certificate Owner Trust, Series 2003-1A, Class D, 6.46%, 9/20/22 (a)	USD	1,873	$1,900,811
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		10,769	11,418,672
Series 2012-4, Class B, 1.31%, 11/08/17		3,270	3,288,688
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Series 2004-FR1, Class A5, 4.46%, 5/25/34 (b)		807	812,340
APOLLO Trust, Series 2009-1, Class A3, 4.30%, 6/03/17 (b)	AUD	11,285	11,836,113
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE3, Class M2, 0.86%, 4/25/35 (b)	USD	443	442,035
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE10, Class 21A1, 0.27%, 12/25/36 (b)		458	445,261
Series 2007-HE3, Class 1A1, 0.32%, 4/25/37 (b)		243	242,207
BNC Mortgage Loan Trust, Series 2006-2, Class A3, 0.32%, 11/25/36 (b)		1,182	1,159,741
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.32%, 2/25/37 (b)		7	6,623
Chester Asset Receivables Dealings Plc, Series 2004-1, Class B, 0.99%, 4/15/16 (b)	GBP	3,000	4,551,175
Citibank Omni Master Trust:
Series 2009-A14A, Class A14, 2.95%, 8/15/18 (a)(b)	USD	24,947	25,824,037
Series 2009-A14X, Class A14, 2.96%, 8/15/18 (a)(b)		5,000	5,165,655
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19		125	126,222
Series 1995-5, Class M1, 7.65%, 9/15/26 (b)		561	565,260
Series 1996-8, Class A6, 7.60%, 11/15/26 (b)		148	149,482
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.32%, 5/25/36 (b)		3,419	3,420,445
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		282	305,590
Series 2007-3, Class 2A1, 0.30%, 5/25/47 (b)		1,092	1,079,697
Series 2007-4, Class A1A, 0.32%, 4/25/47 (b)		270	269,132
Series 2007-7, Class 2A2, 0.36%, 10/25/47 (b)		9,817	9,621,029
Series 2007-12, Class 2A1, 0.55%, 8/25/47 (b)		2,080	2,064,528
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A, 2.61%, 3/15/19 (a)		9,190	9,339,641
Crusade ABS Trust, Series 2012-1, Class A, 4.05%, 7/12/23 (b)	AUD	15,300	15,934,461
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	USD	12,165	12,238,878
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)		3,130	3,148,354
Series 2011-2, Class C, 2.37%, 9/15/15		3,775	3,796,265
Series 2011-2, Class D, 2.86%, 9/15/15		3,830	3,858,484
Series 2012-4, Class C, 1.39%, 9/15/16		7,005	7,041,972
Series 2012-5, Class C, 2.14%, 9/15/19		2,330	2,332,370
Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 (a)		24,500	24,545,741
Gracechurch Card Funding Plc, Series 2012-4A, Class A, 0.90%, 6/15/17 (a)(b)		9,000	9,089,577

Asset-Backed Securities	Par (000)		Value

Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)	USD	721	$382,661
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		3,000	3,020,400
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.26%, 5/25/37 (b)		206	204,704
Series 2007-2, Class 2A1, 0.31%, 7/25/37 (b)		142	141,199
Hyundai Auto Receivables Trust, Series 2012-B, Class B, 1.39%, 3/15/18		3,970	4,015,468
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		176	175,526
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.45%, 10/25/35 (b)		149	148,131
Motor Plc, Series 12A, Class A1C, 1.29%, 2/25/20 (a)		1,991	1,997,160
Muir Woods CLO Ltd., Series 2012-1A, Class X, 1.53%, 9/14/23 (a)(b)		3,000	2,992,500
Neuberger Berman CLO Ltd., Series 2012-12A, Class X, 1.55%, 7/25/23 (a)(b)		2,000	1,995,000
Oak Hill Credit Opportunities Funding Ltd., Series 2006-1A, Class B1, 0.68%, 9/13/13 (a)(b)		11,800	11,682,000
Red & Black Auto France, Series 2012-1, Class A, 0.97%, 12/28/21 (b)	EUR	6,948	8,943,425
Residential Asset Mortgage Products, Inc. Trust, Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)	USD	3,084	3,044,684
Residential Asset Securities Corp. Trust, Series 2005-KS12, Class A2, 0.45%, 1/25/36 (b)		658	650,999
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)		5,512	5,547,795
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)		4,388	4,423,507
Series 2011-WO, Class A3, 1.40%, 10/15/14 (a)		2,092	2,093,134
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		12,300	12,687,056
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		1,959	1,966,163
Series 2011-S2A, Class B, 2.06%, 6/15/17 (a)		1,430	1,439,882
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		371	374,318
Series 2011-S2A, Class D, 3.35%, 6/15/17 (a)		535	539,100
Series 2012-5, Class C, 2.70%, 8/15/18		2,670	2,786,620
Series 2012-5, Class D, 3.30%, 9/17/18		2,500	2,583,823
Series 2012-6, Class C, 1.94%, 3/15/18		2,470	2,499,650
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		10,440	10,456,861
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		7,215	7,264,495
Series 2012-AA, Class D, 2.46%, 12/17/18 (a)		7,500	7,622,107
Series 2013-1, Class C, 1.76%, 1/15/19		5,420	5,458,130
SLC Student Loan Trust, Series 2006-A, Class A4, 0.42%, 1/15/19 (b)		2,493	2,490,209
SLM Student Loan Trust: Series 2002-1, Class A2, 0.41%, 4/25/17 (b)		130	130,330

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Series 2003-B, Class A2, 0.68%, 3/15/22 (b)	USD	5,944	$5,862,868
Series 2004-10, Class A4A, 0.70%, 7/27/20 (a)(b)		933	932,680
Series 2004-B, Class A2, 0.48%, 6/15/21 (b)		8,599	8,464,031
Series 2010-C, Class A1, 1.85%, 12/15/17 (a)(b)		2,139	2,146,456
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		7,950	8,643,916
Series 2012-B, Class A1, 1.30%, 12/15/21 (a)(b)		3,008	3,031,798
Series 2012-C, Class A1, 1.30%, 8/15/23 (a)(b)		12,004	12,119,922
Series 2012-E, Class A1, 0.95%, 10/16/23 (a)(b)		4,445	4,466,224
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		4,635	4,633,702
Series 2013-A, Class A2B, 1.25%, 5/17/27 (a)(b)		7,140	7,146,212
Soundview Home Loan Trust:
Series 2003-1, Class M1, 1.05%, 8/25/31 (b)		385	382,592
Series 2003-2, Class A2, 1.50%, 11/25/33 (b)		1,812	1,807,333
Torrens, Series 2013-1, Class A, 4.00%, 4/12/44 (b)	AUD	31,655	32,812,365
Turbo Finance 2 Plc, Series 2012-1, Class B, 5.50%, 2/20/19	GBP	8,282	13,524,084
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.29%, 4/25/37 (b)	USD	1,108	1,091,187
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23		5,630	5,581,700

Total Asset-Backed Securities – 12.5%			398,424,593

Corporate Bonds

Aerospace & Defense – 0.3%
Bombardier, Inc., 4.25%, 1/15/16 (a)		3,817	3,960,137
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		4,230	4,653,000

			8,613,137

Air Freight & Logistics – 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		4,011	4,054,352

Airlines – 0.9%
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 5/01/22		8,427	9,027,697
Continental Airlines, Inc., 6.75%, 9/15/15 (a)		5,130	5,373,675
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.38%, 7/02/17		4,600	4,795,500
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		2,517	2,667,857
U.S. Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		6,062	6,516,650

			28,381,379

Auto Components – 0.8%
Icahn Enterprises LP, 4.00%, 8/15/13 (b)(d)		7,000	7,017,500
Nissan Motor Acceptance Corp., 1.80%, 3/15/18 (a)		15,000	15,073,500
Titan International, Inc., 7.88%, 10/01/17		4,290	4,617,113

			26,708,113

Corporate Bonds	Par (000)		Value

Automobiles – 0.6%
Daimler Finance North America LLC, 1.88%, 1/11/18 (a)	USD	17,010	$17,141,827
ERAC USA Finance LLC, 1.40%, 4/15/16 (a)		3,329	3,348,375

			20,490,202

Beverages – 0.7%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15		12,780	12,804,244
Constellation Brands, Inc., 7.25%, 5/15/17		2,000	2,301,250
Heineken NV, 1.40%, 10/01/17 (a)		7,956	7,919,824

			23,025,318

Biotechnology – 0.3%
Amgen, Inc., 1.88%, 11/15/14		8,080	8,239,426

Capital Markets – 1.3%
Credit Suisse/New York, 5.50%, 5/01/14		2,225	2,340,798
The Goldman Sachs Group, Inc.:
6.25%, 9/01/17		5,511	6,473,419
5.95%, 1/18/18		19,180	22,362,020
Morgan Stanley, 4.75%, 3/22/17		8,000	8,824,184
Murray Street Investment Trust I, 4.65%, 3/09/17 (c)		2,315	2,531,450

			42,531,871

Chemicals – 2.0%
Airgas, Inc.:
2.85%, 10/01/13		3,365	3,401,551
4.50%, 9/15/14		2,880	3,031,330
1.65%, 2/15/18		7,000	7,011,214
Eastman Chemical Co., 3.00%, 12/15/15		4,690	4,924,322
Ecolab, Inc.:
1.00%, 8/09/15		9,629	9,654,449
3.00%, 12/08/16		7,500	7,972,282
LyondellBasell Industries NV, 5.00%, 4/15/19		9,760	11,028,800
Methanex Corp., 3.25%, 12/15/19		11,410	11,509,050
Nova Chemicals Corp., 8.38%, 11/01/16		6,000	6,450,000

			64,982,998

Commercial Banks – 1.1%
ANZ New Zealand International Ltd., 1.85%, 10/15/15 (a)		6,280	6,405,273
CIT Group, Inc., 4.25%, 8/15/17		4,530	4,733,850
HSBC USA, Inc., 1.63%, 1/16/18		10,000	9,990,690
Intesa Sanpaolo SpA, 3.88%, 1/16/18		2,110	2,040,265
KeyBank NA, 1.65%, 2/01/18		2,500	2,522,633
Regions Financial Corp., 4.88%, 4/26/13		5,776	5,784,664
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,785	3,880,931

			35,358,306

Commercial Services & Supplies – 1.1%
The ADT Corp., 2.25%, 7/15/17 (a)		4,900	4,918,875
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)		2,300	2,372,862
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.88%, 11/15/17 (a)		4,590	4,710,487
GATX Corp., 2.38%, 7/30/18		9,000	9,102,897
Kraft Foods Group, Inc., 2.25%, 6/05/17		5,000	5,187,085
Leucadia National Corp., 8.13%, 9/15/15		6,450	7,312,687

			33,604,893

Computers & Peripherals – 1.3%
Dell, Inc., 5.63%, 4/15/14		10,680	11,150,721
Hewlett-Packard Co.:
0.57%, 5/24/13 (b)		11,530	11,529,343
2.63%, 12/09/14		4,780	4,900,724
2.20%, 12/01/15		5,640	5,750,578

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		47

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Computers & Peripherals (concluded)
Lexmark International, Inc., 5.13%, 3/15/20	USD	8,500	$8,707,026

			42,038,392

Consumer Finance – 1.6%
American Express Centurion Bank, 0.88%, 11/13/15		9,642	9,641,740
American Express Co., 7.25%, 5/20/14		5,000	5,366,550
American Express Credit Corp., 1.75%, 6/12/15		5,860	5,987,637
Capital One Financial Corp., 1.00%, 11/06/15		8,465	8,433,510
SLM Corp., 5.00%, 10/01/13		21,100	21,469,250

			50,898,687

Containers & Packaging – 0.1%
Ball Corp., 7.13%, 9/01/16		2,500	2,643,750

Diversified Financial Services – 13.0%
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (a)		10,415	10,860,845
Ally Financial, Inc.:
3.13%, 1/15/16		23,000	23,287,500
6.25%, 12/01/17		4,170	4,663,324
Bank of America Corp.:
3.88%, 3/22/17		14,565	15,668,459
6.00%, 9/01/17		8,115	9,421,085
2.00%, 1/11/18		5,500	5,473,837
5.65%, 5/01/18		4,595	5,315,528
Citigroup, Inc.:
1.25%, 1/15/16		52,000	51,937,340
4.45%, 1/10/17		17,190	18,925,090
CNH Capital LLC, 3.88%, 11/01/15		4,585	4,699,625
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		19,382	23,416,325
8.00%, 12/15/16		24,167	28,973,526
6.63%, 8/15/17		7,673	8,948,398
2.38%, 1/16/18		15,000	14,912,250
5.00%, 5/15/18		10,000	11,014,100
General Electric Capital Corp.:
1.00%, 12/11/15		10,000	10,062,140
2.10%, 12/11/19		1,500	1,524,897
General Motors Financial Co, Inc., 4.75%, 8/15/17 (a)		4,530	4,724,468
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		6,000	6,420,000
JPMorgan Chase & Co.:
1.13%, 2/26/16		22,800	22,846,010
2.00%, 8/15/17		27,193	27,690,197
1.20%, 1/25/18 (b)		10,000	10,065,750
MBNA Credit Card Master Note Trust:
Series 2003-B4, 5.45%, 2/17/16 (b)	GBP	13,321	20,557,235
Series 2003-C4, 6.10%, 10/19/15 (b)		15,471	23,621,902
Merrill Lynch & Co., Inc., 6.75%, 5/21/13	EUR	5,650	7,300,086
Novus USA Trust, Series 2013-1, 1.59%, 2/28/14 (a)(b)	USD	19,050	19,050,000
NYSE Euronext, 2.00%, 10/05/17		8,620	8,812,778
Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.13%, 1/14/14		4,000	4,167,200
Tiers Trust, Series 2012-01, 2.04%, 5/12/14 (a)(b)		12,215	12,230,269

			416,590,164

Diversified Telecommunication Services – 1.4%
AT&T Inc., 0.90%, 2/12/16		20,100	20,086,372
British Telecommunications Plc, 2.00%, 6/22/15		9,216	9,428,788
CenturyLink, Inc., 5.50%, 4/01/13		1,870	1,870,000
Intelsat Jackson Holdings SA, 8.50%, 11/01/19		8,440	9,463,350

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc., 7.13%, 4/01/18	USD	4,079	$4,242,160
Qwest Corp., 3.53%, 6/15/13 (b)		250	250,874

			45,341,544

Electric Utilities – 1.7%
AEP Texas Central Transition Funding LLC, Series A-2, 4.98%, 7/01/15		155	157,253
AES Corp., 8.00%, 10/15/17		3,960	4,657,950
CMS Energy Corp., 4.25%, 9/30/15		2,395	2,570,970
Dominion Resources, Inc.:
5.15%, 7/15/15		647	708,288
6.40%, 6/15/18		5,725	7,072,997
Series 07-A, 6.00%, 11/30/17		7,180	8,612,187
Duke Energy Corp., 1.63%, 8/15/17		1,500	1,513,284
Exelon Generation Co. LLC, 6.20%, 10/01/17		8,193	9,605,383
Great Plains Energy, Inc., 2.75%, 8/15/13		5,400	5,433,037
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,176,249
Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15		5,960	6,522,928
Pepco Holdings, Inc., 2.70%, 10/01/15		3,765	3,903,752
Southern Power Co., 4.88%, 7/15/15		2,432	2,653,672

			54,587,950

Electrical Equipment – 0.2%
Roper Industries, Inc., 1.85%, 11/15/17		7,510	7,571,447

Electronic Equipment, Instruments & Components – 0.3%
Corning, Inc., 1.45%, 11/15/17		1,403	1,408,937
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,646,603

			9,055,540

Energy Equipment & Services – 0.8%
Cameron International Corp., 6.38%, 7/15/18		1,701	2,043,445
Diamond Offshore Drilling, Inc., 4.88%, 7/01/15		7,175	7,833,098
SESI LLC, 6.88%, 6/01/14		5,980	5,981,794
Transocean, Inc.:
4.95%, 11/15/15		5,659	6,122,959
2.50%, 10/15/17		2,495	2,526,574

			24,507,870

Food Products – 0.2%
Nabisco, Inc., 7.55%, 6/15/15		6,425	7,341,976

Health Care Equipment & Supplies – 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		5,605	6,286,159

Health Care Providers & Services – 1.1%
Aetna, Inc., 1.50%, 11/15/17		3,237	3,244,778
Coventry Health Care, Inc.:
6.13%, 1/15/15		3,750	4,054,245
5.95%, 3/15/17		5,340	6,191,212
HCA, Inc.:
6.50%, 2/15/16		4,310	4,719,450
7.88%, 2/15/20		6,538	7,224,490
7.25%, 9/15/20		3,432	3,796,650
WellPoint, Inc., 1.25%, 9/10/15		4,918	4,958,662

			34,189,487

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.:
1.20%, 2/05/16		3,000	3,003,834
1.88%, 12/15/17		4,369	4,382,671

			7,386,505

Household Durables – 0.2%
Jarden Corp., 7.50%, 5/01/17		4,100	4,638,125

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Durables (concluded)
Newell Rubbermaid, Inc., 2.05%, 12/01/17	USD	2,406	$2,419,322

			7,057,447

Independent Power Producers & Energy Traders – 0.2%
Constellation Energy Group, Inc., 4.55%, 6/15/15		3,363	3,614,761
TransAlta Corp., 5.75%, 12/15/13		2,860	2,957,083

			6,571,844

Industrial Conglomerates – 0.6%
Danaher Corp., 5.63%, 1/15/18		1,732	2,060,100
Eaton Corp., 0.95%, 11/02/15 (a)		10,029	10,076,056
Pentair Finance SA:
1.35%, 12/01/15 (a)		4,480	4,486,285
1.88%, 9/15/17 (a)		1,277	1,276,995

			17,899,436

Insurance – 2.7%
American International Group, Inc.:
3.00%, 3/20/15		22,940	23,799,906
4.88%, 9/15/16		892	992,627
8.25%, 8/15/18		6,000	7,773,078
AXA SA, 6.00%, 6/18/13	EUR	7,820	10,139,349
Lincoln National Corp., 4.30%, 6/15/15	USD	10,880	11,650,315
MetLife Institutional Funding II, 1.63%, 4/02/15 (a)		8,450	8,588,529
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		742	782,109
Pacific Life Global Funding, 5.15%, 4/15/13 (a)		3,786	3,791,944
Principal Financial Group, Inc., 1.85%, 11/15/17		4,225	4,268,974
Principal Life Global Funding II, 1.13%, 9/18/15 (a)		9,610	9,640,022
XL Group Plc, 5.25%, 9/15/14		5,300	5,592,152

			87,019,005

IT Services – 0.4%
Computer Sciences Corp., 2.50%, 9/15/15		5,631	5,782,947
The Western Union Co., 2.38%, 12/10/15		8,000	8,141,952

			13,924,899

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc., 5.50%, 9/14/15		2,315	2,558,726

Machinery – 0.2%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14		6,530	7,095,857

Media – 3.4%
Cablevision Systems Corp., 8.63%, 9/15/17		4,100	4,776,500
Comcast Cable Communications LLC, 8.88%, 5/01/17		9,750	12,577,071
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/15		7,000	7,327,719
3.13%, 2/15/16		9,460	9,929,415
2.40%, 3/15/17		185	189,748
1.75%, 1/15/18		7,500	7,413,105
DISH DBS Corp.:
7.75%, 5/31/15		5,500	6,105,000
4.63%, 7/15/17		4,220	4,378,250
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14		14,470	15,519,075
2.25%, 11/15/17		4,565	4,563,950
NBCuniversal Enterprise, Inc., 0.97%, 4/15/18 (a)(b)		19,350	19,354,383

Corporate Bonds	Par (000)		Value

Media (concluded)
Time Warner Cable, Inc., 7.50%, 4/01/14	USD	8,326	$8,879,512
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	4,020	6,491,446

			107,505,174

Metals & Mining – 1.5%
Anglo American Capital Plc, 9.38%, 4/08/14 (a)	USD	8,482	9,156,989
FMG Resources August 2006 Pty Ltd., 7.00%, 11/01/15 (a)		4,220	4,420,450
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15		4,845	4,880,092
2.38%, 3/15/18 (a)		3,000	3,012,534
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (a)		5,005	5,129,574
2.45%, 10/25/17 (a)		20,000	20,272,280

			46,871,919

Multiline Retail – 0.1%
Dollar General Corp., 4.13%, 7/15/17		4,450	4,778,187

Multi-Utilities – 0.8%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	5,466,728
CMS Energy Corp., 6.88%, 12/15/15		1,727	1,969,400
Consumers Energy Co., 5.00%, 3/15/15		3,160	3,427,459
Nisource Finance Corp., 5.25%, 9/15/17		1,000	1,147,585
NiSource Finance Corp., 6.40%, 3/15/18		5,000	6,004,425
Sempra Energy, 8.90%, 11/15/13		7,411	7,780,750

			25,796,347

Office Electronics – 0.4%
Xerox Corp., 1.68%, 9/13/13 (b)		12,460	12,508,071

Oil, Gas & Consumable Fuels – 3.5%
Chesapeake Energy Corp.:
3.25%, 3/15/16		8,000	8,090,000
6.50%, 8/15/17 (e)		4,220	4,652,550
Murphy Oil Corp., 2.50%, 12/01/17		12,210	12,260,659
Nexen, Inc., 5.20%, 3/10/15		6,580	7,042,804
ONEOK Partners LP, 2.00%, 10/01/17		2,690	2,718,361
Petrohawk Energy Corp.:
10.50%, 8/01/14		7,769	8,215,212
7.88%, 6/01/15		5,136	5,312,997
7.25%, 8/15/18		10,280	11,502,755
Pioneer Natural Resources Co., 5.88%, 7/15/16		21,880	24,743,983
Sabine Pass LNG LP, 7.50%, 11/30/16		1,690	1,867,450
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)		6,120	6,400,804
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		11,260	13,311,662
Texas Eastern Transmission LP, 6.00%, 9/15/17 (a)		4,590	5,409,737

			111,528,974

Paper & Forest Products – 0.3%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13 (e)		4,485	4,519,395
5.63%, 4/20/15		4,015	4,293,260

			8,812,655

Pharmaceuticals – 1.4%
AbbVie, Inc., 1.20%, 11/06/15 (a)		20,000	20,155,380
Actavis, Inc., 1.88%, 10/01/17		2,340	2,367,289
Mylan, Inc., 7.63%, 7/15/17 (a)		9,060	10,071,549

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		49

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Pharmaceuticals (concluded)
Takeda Pharmaceutical Co. Ltd., 1.63%, 3/17/17 (a)	USD	3,494	$3,540,820
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (a)		3,617	3,775,244
6.75%, 10/01/17 (a)		1,518	1,629,953
Zoetis, Inc., 1.15%, 2/01/16 (a)		2,000	2,005,328

			43,545,563

Real Estate Investment Trusts (REITs) – 1.6%
Health Care REIT, Inc.:
5.88%, 5/15/15		7,725	8,469,590
4.70%, 9/15/17		12,000	13,451,652
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,665,285
Simon Property Group LP, 1.50%, 2/01/18 (a)		17,000	16,940,687
Ventas Realty LP/Ventas Capital Corp.:
3.13%, 11/30/15		1,100	1,162,768
2.00%, 2/15/18		11,000	11,062,337

			52,752,319

Real Estate Management & Development – 0.6%
Trafford Centre Finance Ltd., 0.71%, 7/28/15 (b)	GBP	814	1,219,096
The Unique Pub Finance Co. Plc:
Series A3, 6.54%, 3/30/21		9,900	15,083,635
Series A4, 5.66%, 6/30/27		1,611	2,295,373

			18,598,104

Road & Rail – 1.3%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)	USD	12,620	13,002,096
CSX Corp., 5.50%, 8/01/13		1,258	1,278,370
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)		16,417	16,986,456
3.38%, 3/15/18 (a)		9,215	9,585,959

			40,852,881

Semiconductors & Semiconductor Equipment – 1.8%
Intel Corp., 1.35%, 12/15/17		22,500	22,576,612
Maxim Integrated Products, Inc., 3.45%, 6/14/13		7,950	7,995,196
Texas Instruments, Inc., 1.65%, 8/03/19		7,719	7,707,391
TSMC Global Ltd., 1.63%, 4/03/18 (a)		18,200	18,139,212

			56,418,411

Software – 0.2%
Autodesk, Inc., 1.95%, 12/15/17		1,750	1,733,249
Fiserv, Inc., 3.13%, 6/15/16		5,000	5,268,280

			7,001,529

Specialty Retail – 0.3%
AutoZone, Inc., 5.50%, 11/15/15		4,355	4,860,332
Best Buy Co., Inc., 7.25%, 7/15/13		3,180	3,227,700

			8,088,032

Tobacco – 1.1%
Altria Group, Inc., 9.70%, 11/10/18		2,411	3,355,314
B.A.T. International Finance Plc, 8.13%, 11/15/13 (a)		1,474	1,539,767
Imperial Tobacco Finance Plc, 2.05%, 2/11/18 (a)		10,470	10,535,752
Lorillard Tobacco Co., 2.30%, 8/21/17		14,350	14,466,436
Reynolds American, Inc.:
1.05%, 10/30/15		1,250	1,250,441
7.63%, 6/01/16		2,770	3,299,017

			34,446,727

Corporate Bonds	Par (000)		Value

Trading Companies & Distributors – 0.3%
Aircastle Ltd., 6.75%, 4/15/17	USD	4,200	$4,620,000
United Rentals North America, Inc., 5.75%, 7/15/18		4,220	4,573,425

			9,193,425

Wireless Telecommunication Services – 1.8%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (d)		23,513	23,524,757
America Movil SAB de CV, 2.38%, 9/08/16		3,170	3,260,890
CC Holdings GS V LLC, 2.38%, 12/15/17 (a)		1,500	1,509,699
Rogers Communications, Inc.:
7.50%, 3/15/15		2,000	2,253,400
6.80%, 8/15/18		5,000	6,289,345
SBA Tower Trust, 4.25%, 4/15/40 (a)		3,540	3,745,801
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		8,440	10,433,950
Vodafone Group Plc, 1.25%, 9/26/17		8,188	8,122,488

			59,140,330

Total Corporate Bonds – 56.1%			1,794,395,328

Foreign Agency Obligations – 0.2%

Petrobras International Finance Co., 3.88%, 1/27/16		4,865	5,091,154

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 1.9%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.19%, 11/25/33 (b)		1,654	1,655,254
BCAP LLC Trust, Series 2010-RR6, Class 9A6, 0.56%, 7/26/37 (a)(b)		3,261	3,137,173
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.31%, 7/25/34 (b)		2,367	2,365,996
Series 2004-7, Class 4A, 3.09%, 10/25/34 (b)		1,447	1,410,603
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.74%, 2/25/35 (b)		1,056	1,006,214
Series 2005-17, Class 1A6, 5.50%, 9/25/35		4,890	4,861,580
Series 2005-HYB8, Class 2A1, 2.95%, 12/20/35 (b)		2,432	2,046,765
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		445	435,471
Gosforth Funding Plc, Series 2011-1, Class A1A, 1.81%, 4/24/47 (b)	GBP	531	808,125
GS Mortgage Securities Trust, Series 2000-1A, Class A, 0.90%, 3/20/23 (a)(b)	USD	228	206,165
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 0.44%, 7/25/35 (b)		4,032	3,660,013
Lanark Master Issuer Plc, Series 2012-2A, Class 1A, 1.69%, 12/22/54 (a)(b)		7,790	7,961,528
MortgageIT Trust, Series 2004-1, Class A1, 0.98%, 11/25/34 (b)		3,968	3,831,933
National RMBS Trust, Series 2012-2, Class A1, 4.14%, 6/20/44 (b)	AUD	7,951	8,305,799

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1B, 0.48%, 11/25/35 (b)	USD	1,935	$1,922,853
Progress Trust, Series 2007-1GA, Class 1A, 0.36%, 8/19/38 (a)(b)		9,375	9,364,883
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.50%, 5/25/35 (b)		1,370	1,311,484
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.50%, 9/25/34 (b)		2,071	1,800,204
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		2	1,700
Superannuation Members Home Loans Global Fund, Series 2007-1, Class A2, 0.36%, 6/12/40 (b)	EUR	4,329	5,504,861
Walsh Acceptance, Series 1997-2, Class A, 2.20%, 3/01/27 (a)(b)	USD	19	2,483

			61,601,087

Commercial Mortgage-Backed Securities – 11.6%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3, 5.74%, 6/11/50		5,927	6,220,971
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49		297	301,162
Commercial Mortgage Pass-Through Certificates:
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		6,073	6,435,718
Series 2007-C9, Class A4, 5.80%, 12/10/49 (b)		7,200	8,436,960
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		11,035	11,570,269
Credit Suisse Mortgage Capital Certificates:
Series 2007-C4, Class A3, 5.76%, 9/15/39 (b)		9,375	9,801,422
Series 2008-C1, Class A2, 6.02%, 2/15/41 (b)		4,640	4,744,829
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)		8,057	8,645,077
Del Coronado Trust, Series 2013-HDC, Class A, 1.00%, 3/15/26 (a)(b)		5,750	5,750,000
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.73%, 6/17/49 (a)(b)		14,940	17,207,877
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		11,059	11,088,719
German Residential Asset Note Distributor Plc, Series 1, Class C, 2.09%, 1/20/21 (b)	EUR	6,224	7,881,555
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (b)	USD	12,505	13,109,104
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 3/10/39		27,713	31,589,317
GS Mortgage Securities Trust:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (b)		2,426	2,512,872
Series 2006-GG8, Class A2, 5.48%, 11/10/39		699	709,142
Indus Eclipse Plc, Series 2007-1X, Class A, 0.68%, 1/25/20 (b)	GBP	5,471	7,982,765
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 06-LDP9, Class A3, 5.34%, 5/15/47	USD	8,400	9,457,980

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Series 2004-LN2, Class A2, 5.12%, 7/15/41	USD	10,925	$11,435,197
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		3,767	3,882,246
Series 2007-LD11, Class ASB, 5.81%, 6/15/49 (b)		5,643	6,148,997
Series 2007-LD12, Class A2, 5.83%, 2/15/51		3,738	3,831,532
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 5.87%, 6/15/38 (b)		2,750	3,119,149
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		12,540	14,374,113
LCP Proudreed Plc, Series 1, Class A, 0.77%, 8/25/16 (b)	GBP	3,337	4,817,935
London & Regional Debt Securitisation Plc, Series 2, Class A, 0.72%, 10/15/15 (b)		12,211	17,813,832
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4, 5.24%, 11/12/35 (b)	USD	7,262	7,368,740
Morgan Stanley Capital I Trust:
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		13,975	16,300,105
Series 2012-C4, Class C, 5.53%, 3/15/45 (a)(b)		1,500	1,711,873
Series 2012-C4, Class D, 5.53%, 3/15/45 (a)(b)		2,000	2,164,734
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 5.79%, 8/12/45 (a)(b)		7,260	8,341,609
Series 2010-GG10, Class A4A, 5.79%, 8/15/45 (a)(b)		7,260	8,341,609
Series 2010-R5, Class 5A, 0.47%, 1/26/37 (a)(b)		1,249	1,230,683
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		1,338	1,350,877
Series 2012-IO, Class AXB1, 1.00%, 12/01/42 (a)		8,321	8,303,511
Motel 6 Trust:
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (a)		3,605	3,620,350
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (a)		15,935	15,970,710
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (a)		2,940	2,942,890
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		5,065	5,064,407
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		6,748	6,669,345
Talisman Finance Plc, Series 6, Class A, 0.39%, 10/22/16 (b)	EUR	12,831	15,213,394
Titan Europe NHP Ltd., Series 2007-1X, Class A, 0.76%, 1/20/17 (b)	GBP	8,909	11,373,983
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)	USD	7,141	7,147,411
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.79%, 2/15/44 (a)		8,865	9,526,497
Windermere Plc, Series XI-X, Class A, 0.76%, 4/24/17 (b)	GBP	6,257	9,129,424

			370,640,892

Interest Only Commercial Mortgage-Backed Securities – 1.1%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.97%, 8/15/45 (b)	USD	18,484	2,327,409

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		51

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2012-CR3, Class XA, 2.22%, 11/15/45 (b)	USD	38,221	$5,427,927
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 1.93%, 8/15/45 (a)(b)		85,892	9,516,967
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 1.82%, 5/10/63 (a)(b)		58,298	6,045,393
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.87%, 5/25/36 (a)(b)		7,187	112,188
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.25%, 8/15/45 (a)(b)		32,881	4,411,728
Series 2012-C9, Class XA, 2.28%, 11/15/45 (a)(b)		58,929	8,335,462

			36,177,074

Total Non-Agency Mortgage-Backed Securities – 14.6%			468,419,053

Taxable Municipal Bonds

Citizens Property Insurance Corp. RB, Series A3, 1.86%, 6/01/13 (b)		10,640	10,668,515
New York City Industrial Development Agency RB, 8.00%, 8/01/13 (f)(g)		9,800	9,799,608
Ohio State Water Development Authority RB, 3.38%, 7/01/33 (b)		6,000	6,221,640
State of California GO:
5.10%, 8/01/14		2,240	2,314,794
3.95%, 11/01/15		2,375	2,576,732
State of California Various Purposes GO, 5.65%, 4/01/39 (b)		8,870	8,902,464
State of Illinois GO, 4.07%, 1/01/14		11,015	11,259,643

Total Taxable Municipal Bonds – 1.6%			51,743,396

U.S. Government Sponsored Agency Securities

Agency Obligations – 0.6%
Freddie Mac, 0.50%, 5/13/16		21,151	21,168,192

Collateralized Mortgage Obligations – 1.7%
Fannie Mae:
Series 1997-20, Class FB, 0.64%, 3/25/27 (b)		656	646,123
Series 2002-T6, Class A1, 3.31%, 2/25/32		495	510,751
Series 2011-48, Class MG, 2.00%, 6/25/26 (c)		9,910	10,555,048
Series 2011-84, Class MG, 2.00%, 9/25/26 (c)		10,758	11,599,643
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		366	410,777
Series 2577, Class UC, 5.00%, 2/15/18		480	514,147
Series 3710, Class MG, 2.00%, 8/15/25 (c)		4,802	5,117,653
Series 3959, Class MA, 4.50%, 11/15/41		10,462	11,423,527
Series 3986, Class M, 4.50%, 9/15/41		9,723	10,846,788
Ginnie Mae, Series 2006-6, Class C, 4.97%, 2/16/44 (b)		2,178	2,280,345

			53,904,802

U.S. Government Sponsored Agency Securities		Par (000)	Value

Commercial Mortgage-Backed Securities – 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	USD	25	$25,310
Series K003, Class A2, 3.61%, 6/25/14		210	213,462

			238,772

Interest Only Collateralized Mortgage Obligations – 0.2%
Fannie Mae, Series 2010-126, Class UI, 5.50%, 10/25/40		42,125	6,065,480

Interest Only Commercial Mortgage-Backed Securities – 0.9%
Fannie Mae:
Series 2012-M9, Class X1, 4.08%, 12/25/17 (b)		73,801	11,721,670
Series 2013-M4, Class X1, 4.12%, 2/25/18 (b)		32,500	5,345,893
Freddie Mac:
Series K021, Class X1, 1.51%, 6/25/22 (b)		37,445	4,137,370
Series K710, Class X1, 1.78%, 5/25/19 (b)		46,840	4,353,780
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		44,673	3,868,520

			29,427,233

Mortgage-Backed Securities – 11.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-4/01/28 (e)(h)		128,462	133,314,297
3.00%, 4/01/28-4/01/43 (h)		224,200	233,088,049
4.54%, 4/01/14		5,292	5,464,641
5.00%, 4/01/21		9	9,660
5.50%, 6/01/20-10/01/21		2,783	3,045,401
6.00%, 2/01/17		19	20,555
6.50%, 4/01/21 (e)		746	815,471
7.00%, 3/01/15-11/01/17 (e)		436	461,942
7.50%, 4/01/15-8/01/16 (e)		255	268,157

			376,488,173

Total U.S. Government Sponsored Agency Securities – 15.2%			487,292,652

U.S. Treasury Obligations

U.S. Treasury Notes:
1.25%, 4/15/14-8/31/15 (e)		186,555	189,652,482
0.25%, 4/30/14-2/28/15 (e)		24,062	24,070,443
0.13%, 7/31/14 (e)		67,800	67,728,471
0.38%, 3/15/16		24,058	24,073,036
2.00%, 4/30/16		143,000	150,071,779
0.50%, 7/31/17		18,775	18,667,926
0.75%, 2/28/18		76,326	76,308,140

Total U.S. Treasury Obligations – 17.2%			550,572,277

Total Long-Term Investments
(Cost – $3,727,244,181) – 117.4%			3,755,938,453

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Short-Term Securities	Par (000)/ Shares	Value

Foreign Agency Obligations – 2.7%
Mexican Cetes:
3.90%, 6/06/13 (i)	MXN 300,000	$24,190,326
3.99%, 8/08/13 (i)	800,000	64,059,252

		88,249,578

Money Market Fund – 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (j)(k)	2,597,958	2,597,958

Total Short-Term Securities
(Cost – $89,466,857) – 2.8%		90,847,536

Options Purchased

(Cost – $7,140,490) – 0.2%		5,091,227

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $3,823,851,528) – 120.4%		3,851,877,216

TBA Sale Commitments (h)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities, 3.00%, 4/01/43	USD 127,200	$(131,105,431)

Total TBA Sale Commitments
(Proceeds – $131,078,109) – (4.1)%		(131,105,431)

Options Written

(Premiums Received – $ 2,167,000) – (0.0)%		(1,309,869)

Total Investments Net of TBA Sale Commitments and Options Written – 116.3%		3,719,461,916
Liabilities in Excess of Other Assets – (16.3)%		(520,921,795)

Net Assets – 100.0%		$3,198,540,121

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Convertible security.
(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation

BNP Paribas SA	–	$ 7,453
Deutsche Bank AG	$ 32,709,280	$520,475
Goldman Sachs Group, Inc.	$ 61,203,284	$233,011
JPMorgan Chase & Co.	$110,281,369	$365,197
Morgan Stanley	$ (1,830)	$143,169

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2012	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at March 31, 2013	Value at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	–	2,597,958[1]	–	2,597,958	$2,597,958	$15,978	$231
BlackRock Capital Finance LP, Series 1997-R2, Class AP	46,989	–	(46,989)	–	–	$603	$258

[1]	Represents net shares purchased.

(k)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		53

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Credit Suisse Group AG	0.31%	1/14/13	4/11/13	$ 31,680,642	$ 31,704,376
Citigroup, Inc.	(1.50)%	3/04/13	Open	1,216,950	1,215,581
Deutsche Bank AG	(1.38)%	3/04/13	Open	3,123,750	3,120,529
Bank of America Corp.	0.12%	3/14/13	Open	101,625,000	101,631,098
JPMorgan Chase & Co.	0.00%	3/14/13	Open	1,384,000	1,384,000
BNP Paribas SA	0.13%	3/19/13	Open	88,610,681	88,614,841
Citigroup, Inc.	0.15%	3/21/13	Open	67,715,250	67,718,354
Bank of America Corp.	0.13%	3/27/13	Open	9,902,363	9,902,541

Total				$305,258,636	$305,291,320

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

30	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	7,475,250	$ 68,660
2,457	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	541,653,331	74,992
22	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	5,479,650	34,789
28	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	6,972,000	71,580
21	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	5,227,950	36,448
12	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	2,983,650	15,933
1,935	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	480,799,125	237,474
1,923	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	475,726,162	242,483
(6,373)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	(790,600,527)	(2,471,342)
(1,045)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	(137,923,672)	(1,230,576)
(1,923)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	(476,952,075)	(246,318)
(1,923)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	(474,187,762)	(125,886)

Total						$(3,291,763)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	5,800,000	JPY	530,138,560	Deutsche Bank AG	4/12/13	$ 167,767
AUD	11,500,000	NZD	14,307,495	Westpac Banking Corp.	4/15/13	420
EUR	9,000,000	GBP	7,803,972	Deutsche Bank AG	4/15/13	(318,591)
JPY	542,589,420	USD	5,800,000	Deutsche Bank AG	4/15/13	(35,376)
JPY	753,072,000	USD	8,000,000	Goldman Sachs Group, Inc.	4/15/13	851
MXN	213,577,800	USD	17,000,000	UBS AG	4/15/13	262,118
NOK	50,000,000	SEK	55,919,000	Deutsche Bank AG	4/15/13	(23,211)
NZD	14,218,945	AUD	11,500,000	BNP Paribas SA	4/15/13	(74,422)
NZD	18,714,840	AUD	15,000,000	BNP Paribas SA	4/15/13	43,652
USD	5,888,633	EUR	4,500,000	Barclays Plc	4/15/13	119,624
USD	5,887,373	EUR	4,500,000	Deutsche Bank AG	4/15/13	118,364
USD	8,000,000	JPY	752,800,800	BNP Paribas SA	4/15/13	2,030
USD	17,000,000	JPY	1,633,173,000	Goldman Sachs Group, Inc.	4/15/13	(351,294)
USD	8,000,000	MXN	99,080,000	Deutsche Bank AG	4/15/13	(7,998)
AUD	632,000	USD	644,876	Deutsche Bank AG	4/17/13	12,152
AUD	749,000	USD	782,368	Goldman Sachs Group, Inc.	4/17/13	(3,706)
USD	32,286,698	AUD	31,544,056	Deutsche Bank AG	4/17/13	(506,588)
USD	37,151,667	AUD	35,607,000	Royal Bank of Canada	4/17/13	134,534
USD	2,501,698	EUR	1,900,000	BNP Paribas SA	4/17/13	65,863

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	13,801,682	GBP	8,817,000	Bank of America Corp.	4/17/13	$406,126
USD	4,544,639	GBP	3,056,000	BNP Paribas SA	4/17/13	(98,303)
USD	5,417,872	GBP	3,550,000	BNP Paribas SA	4/17/13	24,402
USD	5,974,685	GBP	3,818,000	BNP Paribas SA	4/17/13	174,046
USD	7,755,641	GBP	5,134,000	Citibank, N.A.	4/17/13	(44,380)
USD	2,378,773	GBP	1,500,446	Citibank, N.A.	4/17/13	99,164
USD	1,113,530	GBP	697,035	Credit Suisse Group AG	4/17/13	54,534
USD	1,116,499	GBP	695,258	Credit Suisse Group AG	4/17/13	60,202
USD	3,212,534	GBP	2,000,523	Credit Suisse Group AG	4/17/13	173,165
USD	2,364,324	GBP	1,510,021	Deutsche Bank AG	4/17/13	70,169
USD	11,413,436	GBP	7,456,000	Deutsche Bank AG	4/17/13	85,630
USD	56,264,895	GBP	34,852,000	Deutsche Bank AG	4/17/13	3,314,694
USD	7,522,692	GBP	4,986,162	JPMorgan Chase & Co.	4/17/13	(52,720)
USD	17,542,958	GBP	11,600,000	Royal Bank of Scotland Plc	4/17/13	(80,774)
EUR	1,449,000	USD	1,948,499	Bank of New York Mellon Corp.	4/23/13	(90,783)
EUR	498,000	USD	647,621	BNP Paribas SA	4/23/13	(9,151)
USD	52,463,190	EUR	39,372,000	Citibank, N.A.	4/23/13	1,985,620
USD	6,325,640	EUR	4,886,000	Royal Bank of Scotland Plc	4/23/13	61,457
USD	23,347,874	MXN	297,161,000	JPMorgan Chase & Co.	6/06/13	(549,367)
USD	62,455,750	MXN	787,048,000	Goldman Sachs Group, Inc.	8/08/13	(482,113)

Total						$4,707,807

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Bank of America Corp.	Call	2.18%	Receive	3-month LIBOR	9/06/13	USD	144,100	$2,746,316
5-Year Interest Rate Swap	Goldman Sachs Group, Inc.	Put	1.85%	Pay	3-month LIBOR	4/17/13	USD	150,000	15
10-Year Interest Rate Swap	Bank of America Corp.	Put	2.18%	Pay	3-month LIBOR	9/06/13	USD	144,100	2,344,896

Total									$5,091,227

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	110,000	$(430,980)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	110,000	(878,889)

Total									$(1,309,869)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

General Dynamics Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	$(19,388)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	(39,796)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	(33,639)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	(27,675)
Avnet, Inc.	1.00%	Barclays Plc	3/20/18	USD	11,000	(44,466)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		55

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

CA Technologies	1.00%	Barclays Plc	3/20/18	USD	3,395	$(47,112)
Computer Sciences Corp.	5.00%	Credit Suisse Group AG	3/20/18	USD	7,605	(109,639)
Quest Diagnostics, Inc.	1.00%	Bank of America Corp.	3/20/18	USD	11,000	(20,322)
Staples, Inc.	1.00%	Goldman Sachs Group, Inc.	3/20/18	USD	11,000	(363,414)
Tyson Foods, Inc.	1.00%	Goldman Sachs Group, Inc.	3/20/18	USD	11,000	(67,757)
MCDX.NA Series 16 Version 1	1.00%	Morgan Stanley	6/20/21	USD	16,000	(97,475)

Total						$(870,683)

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

United Technologies Corp.	1.00%	Credit Suisse Group AG	9/20/17	A	USD	22,340	$ 296,329
MCDX.NA Series 14	0.00%	Goldman Sachs Group, Inc.	6/20/20	AA	USD	8,000	1,304,058

Total							$1,600,387

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.56%[1]	3-month LIBOR	Morgan Stanley	5/10/14	USD	185,000	$ 743,621
0.43%[2]	3-month LIBOR	Credit Suisse Group AG	8/03/14	USD	64,950	(58,125)
0.43%[2]	3-month LIBOR	Deutsche Bank AG	8/03/14	USD	67,800	(65,751)
0.39%[2]	3-month LIBOR	Deutsche Bank AG	10/11/14	USD	131,300	(154,099)
1.08%[2]	3-month LIBOR	Morgan Stanley	5/10/17	USD	74,900	(1,278,027)

Total						$ (812,381)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 376,031,251	$ 22,393,342	$ 398,424,593
Corporate Bonds	–	1,739,590,302	54,805,026	1,794,395,328
Foreign Agency Obligations	–	5,091,154	–	5,091,154
Non-Agency Mortgage-Backed Securities	–	453,446,197	14,972,856	468,419,053
Taxable Municipal Bonds	–	51,743,396	–	51,743,396
U.S. Government Sponsored Agency Securities	–	487,292,652	–	487,292,652
U.S. Treasury Obligations	–	550,572,277	–	550,572,277
Short-Term Securities	$ 2,597,958	88,249,578	–	90,847,536
Options Purchased:
Interest Rate Contracts	–	5,091,227	–	5,091,227
Liabilities:
Investments:
TBA Sale Commitments	–	(131,105,431)	–	(131,105,431)

Total	$ 2,597,958	$3,626,002,603	$ 92,171,224	$3,720,771,785

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$ 1,600,387	–	$ 1,600,387
Foreign currency exchange contracts	–	7,436,584	–	7,436,584
Interest rate contracts	$ 782,359	743,621	–	1,525,980
Liabilities:
Credit contracts	–	(870,683)	–	(870,683)
Foreign currency exchange contracts	–	(2,728,777)	–	(2,728,777)
Interest rate contracts	(4,074,122)	(2,865,871)	–	(6,939,993)

Total	$ (3,291,763)	$ 3,315,261	–	$ 23,498

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 4,019,033	–	–	$ 4,019,033
Cash pledged as collateral for financial futures contracts	4,671,000	–	–	4,671,000
Cash pledged as collateral for swap contracts	5,435,000	–	–	5,435,000
Foreign currency at value	3,379	–	–	3,379
Liabilities:
Reverse repurchase agreements	–	$(305,258,636)	–	(305,258,636)
Cash received as collateral for swap contracts	–	(200,000)	–	(200,000)

Total	$ 14,128,412	$(305,458,636)	–	$(291,330,224)

There were no transfers between Level 1 and Level 2 during the period ended March 31, 2013.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		57

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Project Loans	Total

Assets:
Opening Balance, as of September 30, 2012	$15,752,501	$12,215,000	$24,905,432	$3,573	$52,876,506
Transfers into Level 3[2]	–	23,984,671	–	–	23,984,671
Transfers out of Level 3[2]	(8,996,000)	–	(24,905,432)	–	(33,901,432)
Accrued discounts/ premiums	52,590	(37,762)	1,444	–	16,272
Net realized gain (loss)	1,208	–	8,794	221	10,223
Net change in unrealized appreciation/ depreciation[3]	(6,046)	(406,883)	423,866	(148)	10,789
Purchases	16,605,029	19,050,000	16,342,545	–	51,997,574
Sales	(1,015,940)	–	(1,803,793)	(3,646)	(2,823,379)

Closing Balance, as of March 31, 2013	$22,393,342	$54,805,026	$14,972,856	–	$92,171,224

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $(12,056).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities	Total

Opening Balance, as of September 30, 2012	$734,828	–	$734,828
Transfers into Level 3[4]	–	–	–
Transfers out of Level 3[4]	(734,828)	–	(734,828)
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/depreciation[5]	–	–	–
Purchases	–	–	–
Issues[6]	–	–	–
Sales	–	–	–
Settlements[7]	–	–	–

Closing Balance, as of March 31, 2013	–	–	–

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

Certain of the Fund’s investments and derivative financial instruments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Assets and Liabilities

March 31, 2013 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets

Investments at value – unaffiliated[2]	$5,264,917,088	$11,039,313,920	$3,849,279,258
Investments at value – affiliated[3]	–	116,062,185	2,597,958
Cash	2,753,684	69,369,557	4,019,033
Cash pledged as collateral for financial futures contracts	8,764,000	–	4,671,000
Cash pledged as collateral for swap contracts	1,700,000	16,500,000	5,435,000
Foreign currency at value[4]	1,739,959	1,216,403	3,379
Variation margin receivable	795,145	–	953,364
Investments sold receivable	97,306,386	150,894,518	–
TBA sale commitments receivable	1,131,666,741	–	131,078,109
Swap premiums paid	109,376	1,529,684	2,780,576
Unrealized appreciation on foreign currency exchange contracts	4,877,216	37,074,110	7,436,584
Unrealized appreciation on swaps	1,349,643	18,505,547	2,344,008
Capital shares sold receivable	5,369,163	37,764,886	11,032,082
Interest receivable	18,507,374	153,816,286	26,011,761
Receivable from Manager	43,975	1,273	40,544
Principal paydown receivable	64,627	–	–
Dividends receivable – affiliated	42	8,823	1,971
Dividends receivable	57,286	492,812	–
Prepaid expenses	118,312	316,109	129,250
Other assets	394,285	5,538,663	23,219

Total assets	6,540,534,302	11,648,404,776	4,047,837,096

Liabilities

Options written at value[5]	4,819,246	4,011,698	1,309,869
TBA sale commitments at value[6]	1,133,844,145	–	131,105,431
Reverse repurchase agreements	1,004,634,148	407,286,285	305,258,636
Cash received as collateral for swap contracts	13,700,000	6,100,000	200,000
Variation margin payable	1,788	–	–
Investments purchased payable	1,269,431,889	538,054,490	391,584,946
Swap premiums received	990,156	38,402,274	5,103,445
Unrealized depreciation on foreign currency exchange contracts	4,929,539	372,761	2,728,777
Unrealized depreciation on swaps	2,333,555	1,386,213	2,426,685
Interest expense payable	12,965	27,355	36,294
Income dividends payable	2,334,925	16,571,933	1,605,394
Capital shares redeemed payable	6,382,374	40,306,715	4,991,608
Service and distribution fees payable	344,964	1,398,155	559,038
Investment advisory fees payable	1,032,921	3,808,164	858,295
Other affiliates payable	299,888	857,357	181,042
Officer’s and Trustees’ fees payable	17,209	29,653	13,921
Deferred capital gains tax liability	–	2,043,862	–
Other accrued expenses payable	1,709,529	3,072,153	1,333,594

Total liabilities	3,446,819,241	1,063,729,068	849,296,975

Net Assets	$3,093,715,061	$10,584,675,708	$3,198,540,121

Net Assets Consist of

Paid-in capital	$3,125,915,779	$10,302,293,248	$3,268,718,913
Undistributed (distribution in excess of) net investment income	(11,715,664)	5,197,659	7,243,349
Accumulated net realized loss	(109,476,859)	(124,413,890)	(107,563,759)
Net unrealized appreciation/depreciation	88,991,805	401,598,691	30,141,618

Net Assets	$3,093,715,061	$10,584,675,708	$3,198,540,121

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost – unaffiliated	$5,170,959,455	$10,701,300,801	$3,821,253,570
[3] Investments at cost – affiliated	$–	$112,918,385	$2,597,958
[4] Foreign currency at cost	$1,746,052	$1,204,637	$3,374
[5] Premiums received	$4,098,088	$7,229,250	$2,167,000
[6] Proceeds from TBA sale commitments	$1,131,666,741	$–	$131,078,109

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		59

Statements of Assets and Liabilities (continued)

March 31, 2013 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value

BlackRock
Net assets	$644,119,837	$949,038,467	$342,095,029

Shares outstanding[7]	65,841,557	115,242,361	34,776,168

Net asset value	$9.78	$8.24	$9.84

Institutional
Net assets	$1,426,320,390	$4,770,672,857	$812,485,667

Shares outstanding[7]	146,192,342	579,508,626	82,523,678

Net asset value	$9.76	$8.23	$9.85

Service
Net assets	$221,711,286	$382,147,892	$247,096,843

Shares outstanding[7]	22,716,722	46,406,527	25,107,689

Net asset value	$9.76	$8.23	$9.84

Investor A
Net assets	$605,777,646	$3,783,048,102	$1,433,862,346

Shares outstanding[7]	62,009,783	459,522,922	145,697,687

Net asset value	$9.77	$8.23	$9.84

Investor A1
Net assets	–	–	$21,443,730

Shares outstanding[7]	–	–	2,176,941

Net asset value	–	–	$9.85

Investor B
Net assets	$4,505,299	$6,312,291	$3,418,885

Shares outstanding[7]	461,475	766,456	347,246

Net asset value	$9.76	$8.24	$9.85

Investor B1
Net assets	–	$14,973,049	–

Shares outstanding[7]	–	1,818,323	–

Net asset value	–	$8.23	–

[7]Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Assets and Liabilities (concluded)

March 31, 2013 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value

Investor B3
Net assets		–	$3,998,429

Shares outstanding[7]	–	–	406,036

Net asset value	–	–	$9.85

Investor C
Net assets	$189,381,099	$538,970,060	$281,942,967

Shares outstanding[7]	19,468,599	65,410,138	28,658,346

Net asset value	$9.73	$8.24	$9.84

Investor C1
Net assets	–	$97,647,645	–

Shares outstanding[7]	–	11,844,624	–

Net asset value	–	$8.24	–

Investor C2
Net assets	–	–	$13,053,375

Shares outstanding[7]	–	–	1,326,492

Net asset value	–	–	$9.84

Investor C3
Net assets	–	–	$33,204,807

Shares outstanding[7]	–	–	3,375,041

Net asset value	–	–	$9.84

Class R
Net assets	$1,899,504	$41,865,345	$5,938,043

Shares outstanding[7]	194,380	5,086,258	603,444

Net asset value	$9.77	$8.23	$9.84

[7]Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		61

Statements of Operations

Six Months Ended March 31, 2013 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income

Interest – unaffiliated	$46,420,696	$318,907,814	$35,177,107
Interest – affiliated	–	–	603
Dividends – unaffiliated	188,995	8,361,122	–
Dividends – affiliated	2,518	142,823	15,978

Total income	46,612,209	327,411,759	35,193,688

Expenses

Investment advisory	7,153,934	20,743,939	5,544,511
Service and distribution – class specific	2,110,297	8,090,170	2,756,459
Transfer agent – class specific	1,882,933	5,847,450	1,259,076
Administration	938,477	2,807,103	728,120
Custodian	232,118	176,735	56,839
Administration – class specific	310,513	569,277	271,418
Registration	86,074	275,773	96,568
Printing	43,208	179,441	34,883
Professional	55,063	218,511	35,160
Officer and Trustees	34,913	83,663	27,540
Miscellaneous	115,110	195,647	72,242
Recoupment of past waived fees – class specific	74,023	91,995	84,090

Total expenses excluding interest expense and income tax	13,036,663	39,279,704	10,966,906
Interest expense[2]	650,267	28,306	613,309
Income tax	–	399,372	–

Total expenses	13,686,930	39,707,382	11,580,215
Less fees waived by Manager	(1,595,574)	(67,169)	(1,760,301)
Less administration fees waived – class specific	(181,797)	(126,483)	(192,118)
Less transfer agent fees waived – class specific	(6,330)	(22,275)	(6,024)
Less transfer agent fees reimbursed – class specific	(251,524)	(214,951)	(211,943)
Less fees paid indirectly	(38)	–	(31)

Total expenses after fees waived, reimbursed and paid indirectly	11,651,667	39,276,504	9,409,798

Net investment income	34,960,542	288,135,255	25,783,890

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Capital gain distributions from affiliated money market funds	167	2,844	231
Investments – unaffiliated	39,341,904	247,291,002	15,819,966
Investments – affiliated	–	–	258
Options written	(13,240,925)	–	–
Financial futures contracts	3,794,249	(4,468,288)	563,701
Swaps	1,544,814	24,260,527	(3,831,985)
Foreign currency transactions	(2,606,140)	(45,102,152)	(6,400,983)
Short sales	(2,610)	–	–
Borrowed bonds	(763)	–	–

	28,830,696	221,983,933	6,151,188

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(38,594,380)	104,584,484[3]	(10,128,013)
Investments – affiliated	–	3,143,800	(272)
Options written	12,480,431	3,217,552	279,158
Financial futures contracts	(1,868,919)	(2,022,322)	(2,773,923)
Swaps	(2,604,016)	2,436,944	894,246
Foreign currency translations	2,646,446	63,877,971	10,365,514

	(27,940,438)	175,238,429	(1,363,290)

Total realized and unrealized gain	890,258	397,222,362	4,787,898

Net Increase in Net Assets Resulting from Operations	$35,850,800	$685,357,617	$30,571,788

1 Consolidated Statement of Operations.

2 See Note 5 of the Notes to Financial Statements for details of borrowings.

3 Net of deferred capital gains tax of $2,043,862.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$34,960,542	$95,288,769
Net realized gain	28,830,696	41,490,622
Net change in unrealized appreciation/depreciation	(27,940,438)	91,802,798

Net increase in net assets resulting from operations	35,850,800	228,582,189

Dividends to Shareholders From

Net investment income:
BlackRock	(9,958,628)	(25,731,062)	[1]
Institutional	(21,532,643)	(50,058,047)	[1]
Service	(3,065,210)	(7,852,544)	[1]
Investor A	(8,449,957)	(18,103,575)	[1]
Investor B	(50,605)	(165,140)	[1]
Investor C	(1,961,016)	(4,566,029)	[1]
Class R	(24,380)	(16,942)	[1]

Decrease in net assets resulting from dividends to shareholders	(45,042,439)	(106,493,339)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(88,832,793)	(274,186,643)

Net Assets

Total decrease in net assets	(98,024,432)	(152,097,793)
Beginning of period	3,191,739,493	3,343,837,286

End of period	$3,093,715,061	$3,191,739,493

Distributions in excess of net investment income	$(11,715,664)	$(1,633,767)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		63

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$288,135,255	$433,924,303 [2]	$25,783,890	$49,314,590
Net realized gain	221,983,933	69,124,381	6,151,188	24,492,749
Net change in unrealized appreciation/depreciation	175,238,429	638,684,386 [2]	(1,363,290)	31,298,852

Net increase in net assets resulting from operations	685,357,617	1,141,733,070	30,571,788	105,106,191

Dividends to Shareholders From

Net investment income:
BlackRock	(31,773,697)	(50,885,909)[3]	(4,096,645)	(8,115,701)[3]
Institutional	(151,727,328)	(184,573,987)[3]	(9,962,039)	(17,069,144)[3]
Service	(11,065,897)	(16,417,315)[3]	(2,767,051)	(6,697,436)[3]
Investor A	(117,204,319)	(167,919,678)[3]	(7,013,985)	(11,725,736)[3]
Investor A1	–	–	(264,036)	(560,872)[3]
Investor B	(191,656)	(480,548)[3]	(24,537)	(60,671)[3]
Investor B1	(537,847)	(1,498,756)[3]	–	–
Investor B3	–	–	(34,743)	(135,428)[3]
Investor C	(15,065,845)	(22,559,036)[3]	(2,036,167)	(3,859,971)[3]
Investor C1	(2,933,859)	(5,978,625)[3]	–	–
Investor C2	–	–	(140,402)	(317,048)[3]
Investor C3	–	–	(246,316)	(554,796)[3]
Class R	(1,139,041)	(1,517,614)[3]	(54,564)	(114,004)[3]

Decrease in net assets resulting from dividends to shareholders	(331,639,489)	(451,831,468)	(26,640,485)	(49,210,807)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	943,033,634	3,325,364,606	954,373,036	129,708,320

Net Assets

Total increase in net assets	1,296,751,762	4,015,266,208	958,304,339	185,603,704
Beginning of period	9,287,923,946	5,272,657,738	2,240,235,782	2,054,632,078

End of period	$10,584,675,708	$9,287,923,946	$3,198,540,121	$2,240,235,782

Undistributed (distributions in excess of) net investment income	$5,197,659	$48,701,893	$7,243,349	$8,099,944

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Restated to reclassify income tax expense to net investment income from unrealized gain (loss).
[3]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Cash Flows

Six Months Ended March 31, 2013 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock Low Duration Bond Portfolio

Cash used for Operating Activities

Net increase in net assets resulting from operations	$35,850,800	$30,571,788
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in cash pledged as collateral for financial futures contracts	(3,484,000)	(3,105,000)
Decrease (increase) in cash pledged as collateral for swap contracts	24,330,000	(835,000)
Decrease (increase) in interest receivable	2,039,590	(6,729,684)
Increase in dividends receivable	(57,286)	–
Increase in dividends receivable - affiliated	(42)	(174)
Decrease in TBA sale commitments receivable	1,213,101,255	236,722,881
Decrease in variation margin payable	(2,006,368)	(82,865)
Increase in receivable from principal paydown	(50,029)	–
Increase in prepaid expenses	(14,776)	(29,000)
Increase (decrease) in collateral received for swap contracts	13,400,000	(700,000)
(Increase) decrease in receivable from Manager	(37,325)	17,682
Increase in variation margin receivable	(552,425)	(944,573)
Decrease in TBA sale commitments at value	(1,216,995,933)	(237,454,085)
(Decrease) increase in other affiliates payable	(7,365)	31,687
Increase in investment advisory fees payable	75,329	262,006
Increase in Officer’s and Trustees’ fees payable	413	955
Increase (decrease) in interest expense payable	5,944	(31,098)
Increase in other accrued expenses payable	141,749	302,229
Net realized and unrealized gain on investments, options written, swaps, borrowed bonds, short sales and foreign currency translations	(26,087)	(17,230,857)
Net periodic and termination payment of swaps	(2,575,332)	3,253,584
Premiums received from options written	5,419,142	–
Premiums paid on closing options written	(30,746,969)	–
Amortization of premium and accretion of discount on investments	4,700,300	10,574,954
Proceeds from sales of long-term investments	17,061,796,788	2,760,093,328
Purchases of long-term investments	(17,435,117,799)	(3,455,933,273)
Proceeds from borrowed bonds transactions and short sales	2,588,485	–
Payments from borrowed bonds transactions and short sales	(2,591,858)	–
Net purchase of short-term securities	(69,324,784)	(94,216,001)

Cash used for operating activities	(400,138,583)	(775,460,516)

Cash Provided by Financing Activities

Net cash receipts (payments) from reverse repurchase agreements and/or treasury roll transactions	523,340,392	(140,663,947)
Proceeds from shares sold	390,491,651	1,343,831,694
Shares redeemed	(512,970,005)	(429,796,851)
Cash dividends paid to shareholders	(9,744,640)	(3,302,489)

Cash provided by financing activities	391,117,398	770,068,407

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	58,715	810

Cash and Foreign Currency

Net decrease in cash	(8,962,470)	(5,391,299)
Cash and foreign currency at beginning of period	13,456,113	9,413,711

Cash and foreign currency at end of period	$4,493,643	$4,022,412

Cash Flow Information

Cash paid during the period for interest	$644,323	$644,407

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		65

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 9.81	$ 9.45		$ 9.61	$9.08		$8.63		$9.47

Net investment income[1]	0.12	0.30		0.38	0.42		0.46		0.49
Net realized and unrealized gain (loss)	0.00[2]	0.39		(0.13)	0.57		0.48		(0.86)

Net increase (decrease) from investment operations	0.12	0.69		0.25	0.99		0.94		(0.37)

Dividends from net investment income	(0.15)	(0.33)[3]		(0.41)[3]	(0.46)[3]		(0.49)[3]		(0.47)[3]

Net asset value, end of period	$ 9.78	$ 9.81		$ 9.45	$9.61		$9.08		$8.63

Total Investment Return[4]

Based on net asset value	1.25%[5]	7.47%		2.69%	11.25%		11.97%		(4.18)%

Ratios to Average Net Assets

Total expenses	0.62%[6]	0.60%		0.63%	0.81%		0.70%		1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.49%[6]	0.47%		0.47%	0.64%		0.51%		0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[6]	0.45%		0.45%	0.46%		0.42%		0.40%

Net investment income	2.47%[6]	3.15%		4.04%	4.55%		5.47%		5.18%

Supplemental Data

Net assets, end of period (000)	$644,120	$643,885		$830,056	$1,077,976		$1,256,814		$1,418,867

Portfolio turnover	285%[7]	739%	[8]	726% [9]	724%	[10]	610%	[11]	1,007%[12]

	Institutional
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 9.78	$ 9.42		$ 9.58	$ 9.06		$ 8.62		$ 9.45

Net investment income[1]	0.11	0.29		0.36	0.41		0.46		0.48
Net realized and unrealized gain (loss)	0.02	0.39		(0.12)	0.56		0.46		(0.85)

Net increase (decrease) from investment operations	0.13	0.68		0.24	0.97		0.92		(0.37)

Dividends from net investment income	(0.15)	(0.32)[3]		(0.40)[3]	(0.45)[3]		(0.48)[3]		(0.46)[3]

Net asset value, end of period	$ 9.76	$ 9.78		$ 9.42	$ 9.58		$ 9.06		$ 8.62

Total Investment Return[4]

Based on net asset value	1.29%[5]	7.36%		2.55%	11.03%		11.75%		(4.17)%

Ratios to Average Net Assets

Total expenses	0.75%[6]	0.73%		0.78%	0.97%		0.80%		1.12%

Total expenses excluding recoupment of past waived fees	0.75%[6]	0.73%		0.78%	0.96%		0.80%		1.12%

Total expenses after fees waived, reimbursed and paid indirectly	0.60%[6]	0.58%		0.60%	0.77%		0.62%		0.95%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.56%[6]	0.56%		0.58%	0.58%		0.53%		0.49%

Net investment income	2.36%[6]	3.03%		3.87%	4.44%		5.40%		5.10%

Supplemental Data

Net assets, end of period (000)	$1,426,320	$1,457,783		$1,488,219	$790,768		$810,795		$995,813

Portfolio turnover	285%[7]	739%	[8]	726% [9]	724%	[10]	610%	[11]	1,007%[12]

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 161%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 370%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service										Investor A
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,									Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008			2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$9.79	$9.43		$9.59	$9.06		$8.62		$9.46		$9.80	$9.44		$9.60	$9.07		$8.62		$9.46

Net investment income[1]	0.10	0.26		0.32	0.38		0.43		0.46		0.10	0.26		0.34	0.38		0.43		0.45
Net realized and unrealized gain (loss)	0.00[2]	0.39		(0.11)	0.57		0.47		(0.86)		0.00[2]	0.39		(0.13)	0.57		0.48		(0.86)

Net increase (decrease) from investment operations	0.10	0.65		0.21	0.95		0.90		(0.40)		0.10	0.65		0.21	0.95		0.91		(0.41)

Dividends from net investment income	(0.13)	(0.29)[3]		(0.37)[3]	(0.42)[3]		(0.46)[3]		(0.44)	[3]	(0.13)	(0.29)[3]		(0.37)[3]	(0.42)[3]		(0.46)[3]		(0.43)[3]

Net asset value, end of period	$9.76	$9.79		$9.43	$9.59		$9.06		$8.62		$9.77	$9.80		$9.44	$9.60		$9.07		$8.62

Total Investment Return[4]

Based on net asset value	1.02%[5]	7.01%		2.25%	10.81%		11.46%		(4.48)%		1.03%[5]	7.01%		2.27%	10.81%		11.54%		(4.58)%

Ratios to Average Net Assets

Total expenses	1.07%[6]	1.05%		1.03%	1.20%		1.10%		1.34%		1.03%[6]	1.02%		1.01%	1.19%		1.10%		1.45%

Total expenses excluding recoupment of past waived fees	1.04%[6]	1.05%		1.02%	1.20%		1.08%		1.34%		1.02%[6]	1.02%		1.01%	1.19%		1.10%		1.45%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%[6]	0.91%		0.90%	1.07%		0.90%		1.14%		0.93%[6]	0.90%		0.88%	1.06%		0.91%		1.27%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.93%[6]	0.89%		0.88%	0.88%		0.81%		0.69%		0.89%[6]	0.89%		0.86%	0.87%		0.82%		0.81%

Net investment income	1.99%[6]	2.71%		3.50%	4.13%		5.14%		4.90%		2.03%[6]	2.69%		3.58%	4.13%		5.04%		4.78%

Supplemental Data

Net assets, end of period (000)	$221,711	$238,247		$278,072	$37,639		$39,291		$59,642		$605,778	$638,402		$551,875	$280,857		$226,782		$220,122

Portfolio turnover	285%[7]	739%	[8]	726% [9]	724%	[10]	610%	[11]	1,007%[1]	[2]	285%[7]	739%	[8]	726% [9]	724%	[10]	610%	[11]	1,007%[12]

	Investor B
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 9.79	$9.43		$9.59	$9.06		$8.62		$9.46

Net investment income[1]	0.06	0.19		0.26	0.31		0.36		0.37
Net realized and unrealized gain (loss)	0.00[2]	0.39		(0.13)	0.57		0.47		(0.85)

Net increase (decrease) from investment operations	0.06	0.58		0.13	0.88		0.83		(0.48)

Dividends from net investment income	(0.09)	(0.22)[3]		(0.29)[3]	(0.35)[3]		(0.39)[3]		(0.36)[3]

Net asset value, end of period	$ 9.76	$9.79		$9.43	$9.59		$9.06		$8.62

Total Investment Return[4]

Based on net asset value	0.62%[5]	6.20%		1.40%	9.94%		10.53%		(5.34)%

Ratios to Average Net Assets

Total expenses	1.89%[6]	1.81%		1.86%	2.04%		1.93%		2.26%

Total expenses excluding recoupment of past waived fees	1.87%[6]	1.81%		1.84%	2.02%		1.92%		2.26%

Total expenses after fees waived, reimbursed and paid indirectly	1.77%[6]	1.68%		1.73%	1.89%		1.74%		2.09%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.73%[6]	1.66%		1.71%	1.71%		1.65%		1.61%

Net investment income	1.20%[6]	1.95%		2.79%	3.32%		4.31%		3.98%

Supplemental Data

Net assets, end of period (000)	$ 4,505	$5,894		$8,680	$10,118		$14,537		$22,500

Portfolio turnover	285%[7]	739%	[8]	726% [9]	724%	[10]	610%	[11]	1,007%[12]

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 161%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 370%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		67

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Investor C										Class R
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,									Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008			2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$9.76	$9.40		$9.56	$9.03		$8.59		$9.42		$9.81	$9.44		$9.60	$9.07		$8.63		$9.47

Net investment income[1]	0.06	0.19		0.27	0.31		0.36		0.38		0.09	0.23		0.31	0.35		0.40		0.43
Net realized and unrealized gain (loss)	0.01	0.39		(0.13)	0.58		0.47		(0.85)		(0.01)	0.40		(0.13)	0.58		0.47		(0.86)

Net increase (decrease) from investment operations	0.07	0.58		0.14	0.89		0.83		(0.47)		0.08	0.63		0.18	0.93		0.87		(0.43)

Dividends from net investment income	(0.10)	(0.22)[2]		(0.30)[2]	(0.36)[2]		(0.39)[2]		(0.36)[2]		(0.12)	(0.26)[2]		(0.34)[2]	(0.40)[2]		(0.43)[2]		(0.41)[2]

Net asset value, end of period	$9.73	$9.76		$9.40	$9.56		$9.03		$8.59		$9.77	$9.81		$9.44	$9.60		$9.07		$8.63

Total Investment Return[3]

Based on net asset value	0.66%[4]	6.26%		1.50%	10.04%		10.61%		(5.22)%		0.83%[4]	6.82%		1.95%	10.48%		11.10%		(4.82)%

Ratios to Average Net Assets

Total expenses	1.76%[5]	1.74%		1.77%	1.95%		1.86%		2.19%		1.28%[5]	1.34%		1.38%	1.54%		1.38%		1.74%

Total expenses excluding recoupment of past waived fees	1.76%[5]	1.74%		1.77%	1.95%		1.86%		2.19%		1.22%[5]	1.34%		1.38%	1.51%		1.38%		1.74%

Total expenses after fees waived, reimbursed and paid indirectly	1.66%[5]	1.63%		1.64%	1.81%		1.69%		2.02%		1.17%[5]	1.19%		1.19%	1.36%		1.20%		1.48%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%[5]	1.61%		1.62%	1.62%		1.60%		1.57%		1.13%[5]	1.17%		1.17%	1.18%		1.11%		1.02%

Net investment income	1.31%[5]	1.97%		2.85%	3.40%		4.27%		4.04%		1.77%[5]	2.40%		3.29%	3.81%		4.69%		4.60%

Supplemental Data

Net assets, end of period (000)	$189,381	$206,568		$186,495	$133,691		$107,567		$88,763		$1,900	$960		$441	$395		$283		$169

Portfolio turnover	285%[6]	739%	[7]	726% [8]	724%	[9]	610%	[10]	1,007%[1]	[1]	285%[6]	739%	[7]	726% [8]	724%	[9]	610%	[10]	1,007%[11]

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 161%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 370%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock									Institutional
	Six Months Ended March 31, 2013[1] (Unaudited)	Year Ended September 30,								Six Months Ended March 31, 2013[1] (Unaudited)	Year Ended September 30,
		2012[1]		2011	2010		2009		2008		2012[1]		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$7.94	$7.14		$7.48	$6.68		$6.61		$7.98	$7.94	$7.14		$7.47	$6.68		$6.61		$7.98

Net investment income[2]	0.24	0.50		0.52	0.61		0.62		0.62	0.24	0.49		0.50	0.60		0.62		0.62
Net realized and unrealized gain (loss)	0.34	0.80		(0.32)[3]	0.79	[3]	0.07	[3]	(1.34)[3]	0.33	0.80		(0.30)[3]	0.78	[3]	0.06	[3]	(1.35)[3]

Net increase (decrease) from investment operations	0.58	1.30		0.20	1.40		0.69		(0.72)	0.57	1.29		0.20	1.38		0.68		(0.73)

Dividends from net investment income	(0.28)	(0.50)[4]		(0.54)[4]	(0.60)[4]		(0.62)[4]		(0.65)[4]	(0.28)	(0.49)[4]		(0.53)[4]	(0.59)[4]		(0.61)[4]		(0.64)[4]

Net asset value, end of period	$8.24	$7.94		$7.14	$7.48		$6.68		$6.61	$8.23	$7.94		$7.14	$7.47		$6.68		$6.61

Total Investment Return[5]

Based on net asset value	7.42%[6]	18.99%		2.29% [7]	21.72%	[7]	12.82%	[7]	(9.61)%[7]	7.27%[6]	18.92%		2.35% [7]	21.43%	[7]	12.75%	[7]	(9.66)%[7]

Ratios to Average Net Assets

Total expenses	0.55%[8]	0.60%	[9]	0.59%	0.61%		0.63%		0.68%	0.59%[8]	0.65%	[9]	0.66%	0.71%		0.69%		0.71%

Total expenses excluding recoupment of past waived fees	0.54%[8]	0.58%	[9]	0.58%	0.61%		0.63%		0.68%	0.59%[8]	0.65%	[9]	0.66%	0.71%		0.69%		0.71%

Total expenses after fees waived, reimbursed and paid indirectly	0.54%[8]	0.58%	[9]	0.58%	0.58%		0.56%		0.58%	0.59%[8]	0.65%	[9]	0.65%	0.67%		0.63%		0.64%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.54%[8]	0.56%		0.58%	0.58%		0.56%		0.55%	0.58%[8]	0.63%		0.65%	0.67%		0.63%		0.61%

Net investment income	6.05%[8]	6.48%	[9]	6.69%	8.53%		10.95%		8.38%	6.00%[8]	6.40%	[9]	6.53%	8.38%		10.98%		8.31%

Supplemental Data

Net assets, end of period (000)	$949,038	$897,435		$694,075	$725,724		$615,626		$369,888	$4,770,673	$3,989,753		$2,017,038	$738,474		$502,356		$341,461

Portfolio turnover	46%	69%		91%	113%		99%		65%	46%	69%		91%	113%		99%		65%

	Service
	Six Months Ended March 31, 2013[1] (Unaudited)	Year Ended September 30,
		2012[1]		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$7.94	$7.14		$7.48	$6.68		$6.61		$7.98

Net investment income[2]	0.23	0.47		0.48	0.58		0.60		0.59
Net realized and unrealized gain (loss)	0.33	0.80		(0.32)[3]	0.79	[3]	0.07	[3]	(1.34)[3]

Net increase (decrease) from investment operations	0.56	1.27		0.16	1.37		0.67		(0.75)

Dividends from net investment income	(0.27)	(0.47)[4]		(0.50)[4]	(0.57)[4]		(0.60)[4]		(0.62)[4]

Net asset value, end of period	$8.23	$7.94		$7.14	$7.48		$6.68		$6.61

Total Investment Return[5]

Based on net asset value	7.09%[6]	18.52%		1.85% [7]	21.21%	[7]	12.37%	[7]	(10.00)%[7]

Ratios to Average Net Assets

Total expenses	0.91%[8]	0.98%	[9]	1.06%	1.02%		1.04%		1.10%

Total expenses excluding recoupment of past waived fees	0.91%[8]	0.95%	[9]	1.03%	1.02%		1.02%		1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[8]	0.98%	[9]	1.01%	1.00%		0.96%		1.02%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.90%[8]	0.96%		1.01%	1.00%		0.96%		0.99%

Net investment income	5.67%[8]	6.08%	[9]	6.22%	8.10%		10.69%		7.91%

Supplemental Data

Net assets, end of period (000)	$382,148	$304,707		$195,688	$173,027		$163,915		$147,534

Portfolio turnover	46%	69%		91%	113%		99%		65%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.
[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		69

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A											Investor B
	Six Months Ended March 31, 2013[1]		Year Ended September 30,									Six Months Ended March 31, 2013[1]		Year Ended September 30,
	(Unaudited)		2012[1]		2011	2010		2009		2008		(Unaudited)		2012[1]		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$7.94		$7.14		$7.47	$6.68		$6.61		$7.98		$ 7.94		$7.14		$7.47	$6.68		$6.61		$7.98

Net investment income[2]	0.23		0.47		0.48	0.58		0.60		0.59		0.19		0.40		0.43	0.53		0.56		0.54
Net realized and unrealized gain (loss)	0.33		0.80		(0.30)[3]	0.78	[3]	0.06	[3]	(1.34)	[3]	0.34		0.81		(0.31)[3]	0.77	[3]	0.06	[3]	(1.35)[3]

Net increase (decrease) from investment operations	0.56		1.27		0.18	1.36		0.66		(0.75)		0.53		1.21		0.12	1.30		0.62		(0.81)

Dividends from net investment income	(0.27)		(0.47)[4]		(0.51)[4]	(0.57)[4]		(0.59)[4]		(0.62)	[4]	(0.23)		(0.41)[4]		(0.45)[4]	(0.51)[4]		(0.55)[4]		(0.56)[4]

Net asset value, end of period	$8.23		$7.94		$7.14	$7.47		$6.68		$6.61		$ 8.24		$7.94		$7.14	$7.47		$6.68		$6.61

Total Investment Return[5]

Based on net asset value	7.08%	[6]	18.56%		2.02% [7]	20.99%	[7]	12.36%	[7]	(9.98)%[7]		6.76%	[6]	17.58%		1.26% [7]	20.11%	[7]	11.55%	[7]	(10.66)%[7]

Ratios to Average Net Assets

Total expenses	0.95%	[8]	1.02%	[9]	1.06%	1.05%		1.16%		1.25%		1.79%	[8]	1.78%	[9]	1.75%	1.79%		1.85%		1.85%

Total expenses excluding recoupment of past waived fees	0.95%	[8]	1.02%	[9]	1.04%	1.05%		1.16%		1.25%		1.79%	[8]	1.78%	[9]	1.73%	1.79%		1.84%		1.85%

Total expenses after fees waived, reimbursed and paid indirectly	0.93%	[8]	0.94%	[9]	0.98%	1.04%		0.98%		0.99%		1.79%	[8]	1.78%	[9]	1.75%	1.78%		1.72%		1.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.92%	[8]	0.92%		0.98%	1.04%		0.98%		0.96%		1.78%	[8]	1.76%		1.75%	1.78%		1.72%		1.70%

Net investment income	5.67%	[8]	6.10%	[9]	6.20%	8.05%		10.67%		7.95%		4.82%	[8]	5.31%	[9]	5.56%	7.47%		10.11%		7.23%

Supplemental Data

Net assets, end of period (000)	$3,783,048		$3,437,217		$1,886,322	$848,953		$731,290		$592,845		$ 6,312		$7,472		$9,577	$15,540		$27,218		$38,234

Portfolio turnover	46%		69%		91%	113%		99%		65%		46%		69%		91%	113%		99%		65%

	Investor B1
	Six Months Ended March 31, 2013[1]	Year Ended September 30,
	(Unaudited)	2012[1]		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$7.94	$7.14		$7.47	$6.68		$6.61		$7.98

Net investment income[2]	0.21	0.43		0.45	0.55		0.58		0.56
Net realized and unrealized gain (loss)	0.32	0.80		(0.31)[3]	0.78	[3]	0.06	[3]	(1.35)[3]

Net increase (decrease) from investment operations	0.53	1.23		0.14	1.33		0.64		(0.79)

Dividends from net investment income	(0.24)	(0.43)[4]		(0.47)[4]	(0.54)[4]		(0.57)[4]		(0.58)[4]

Net asset value, end of period	$8.23	$7.94		$7.14	$7.47		$6.68		$6.61

Total Investment Return[5]

Based on net asset value	6.80%[6]	17.94%		1.55% [7]	20.50%	[7]	11.86%	[7]	(10.39)%[7]

Ratios to Average Net Assets

Total expenses	1.57%[8]	1.58%	[9]	1.48%	1.46%		1.55%		1.52%

Total expenses excluding recoupment of past waived fees	1.57%[8]	1.58%	[9]	1.48%	1.46%		1.55%		1.52%

Total expenses after fees waived, reimbursed and paid indirectly	1.47%[8]	1.48%	[9]	1.44%	1.46%		1.43%		1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.46%[8]	1.46%		1.44%	1.46%		1.43%		1.42%

Net investment income	5.14%[8]	5.61%	[9]	5.88%	7.73%		10.47%		7.52%

Supplemental Data

Net assets, end of period (000)	$14,973	$20,236		$32,194	$15,694		$21,173		$40,215

Portfolio turnover	46%	69%		91%	113%		99%		65%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.
[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Investor C										Investor C1
	Six Months Ended March 31, 2013[1]	Year Ended September 30,									Six Months Ended March 31, 2013[1]		Year Ended September 30,
	(Unaudited)	2012[1]		2011	2010		2009		2008		(Unaudited)		2012[1]		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$7.95	$7.14		$7.48	$6.68		$6.62		$7.98		$ 7.95		$7.15		$7.48	$6.69		$6.62		$7.99

Net investment income[2]	0.20	0.41		0.43	0.52		0.56		0.54		0.20		0.42		0.44	0.54		0.57		0.56
Net realized and unrealized gain (loss)	0.33	0.81		(0.32)[3]	0.80	[3]	0.05	[3]	(1.34)	[3]	0.33		0.80		(0.31)[3]	0.78	[3]	0.06	[3]	(1.35)[3]

Net increase (decrease) from investment operations	0.53	1.22		0.11	1.32		0.61		(0.80)		0.53		1.22		0.13	1.32		0.63		(0.79)

Dividends from net investment income	(0.24)	(0.41)[4]		(0.45)[4]	(0.52)[4]		(0.55)[4]		(0.56)	[4]	(0.24)		(0.42)[4]		(0.46)[4]	(0.53)[4]		(0.56)[4]		(0.58)[4]

Net asset value, end of period	$8.24	$7.95		$7.14	$7.48		$6.68		$6.62		$ 8.24		$7.95		$7.15	$7.48		$6.69		$6.62

Total Investment Return[5]

Based on net asset value	6.68%[6]	17.77%		1.17% [7]	20.32%	[7]	11.35%[7]		(10.53)%[7]		6.76%	[6]	17.83%		1.49% [7]	20.34%	[7]	11.75%	[7]	(10.45)%[7]

Ratios to Average Net Assets

Total expenses	1.70%[8]	1.75%	[9]	1.71%	1.72%		1.80%		1.85%		1.57%	[8]	1.59%	[9]	1.60%	1.56%		1.64%		1.62%

Total expenses excluding recoupment of past waived fees	1.68%[8]	1.75%	[9]	1.70%	1.72%		1.80%		1.85%		1.53%	[8]	1.57%	[9]	1.60%	1.56%		1.64%		1.62%

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[8]	1.74%	[9]	1.69%	1.72%		1.72%		1.74%		1.57%	[8]	1.56%	[9]	1.52%	1.56%		1.51%		1.52%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.69%[8]	1.72%		1.69%	1.72%		1.72%		1.71%		1.56%	[8]	1.54%		1.52%	1.55%		1.51%		1.49%

Net investment income	4.89%[8]	5.31%	[9]	5.54%	7.31%		9.78%		7.19%		5.03%	[8]	5.53%[9]		5.77%	7.55%		10.22%		7.43%

Supplemental Data

Net assets, end of period (000)	$538,970	$498,541		$313,266	$144,224		$ 99,250		$60,524		$97,648		$100,404		$104,579	$26,266		$25,781		$29,269

Portfolio turnover	46%	69%		91%	113%		99%		65%		46%		69%		91%	113%		99%		65%

	Class R
	Six Months Ended March 31, 2013[1]	Year Ended September 30,
	(Unaudited)	2012[1]		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$7.94	$7.13		$7.47	$6.67		$6.61		$7.98

Net investment income[2]	0.22	0.44		0.46	0.56		0.59		0.58
Net realized and unrealized gain (loss)	0.32	0.81		(0.32)[3]	0.79	[3]	0.05	[3]	(1.35)[3]

Net increase (decrease) from investment operations	0.54	1.25		0.14	1.35		0.64		(0.77)

Dividends from net investment income	(0.25)	(0.44)[4]		(0.48)[4]	(0.55)[4]		(0.58)[4]		(0.60)[4]

Net asset value, end of period	$8.23	$7.94		$7.13	$7.47		$6.67		$6.61

Total Investment Return[5]

Based on net asset value	6.91%[6]	18.31%		1.57% [7]	20.89%	[7]	11.95%	[7]	(10.17)%[7]

Ratios to Average Net Assets

Total expenses	1.27%[8]	1.36%	[9]	1.42%	1.51%		1.71%		1.69%

Total expenses excluding recoupment of past waived fees	1.27%[8]	1.36%	[9]	1.42%	1.51%		1.71%		1.69%

Total expenses after fees waived, reimbursed and paid indirectly	1.26%[8]	1.30%	[9]	1.28%	1.28%		1.20%		1.20%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.25%[8]	1.28%		1.28%	1.28%		1.20%		1.17%

Net investment income	5.33%[8]	5.77%	[9]	5.98%	7.74%		10.43%		7.75%

Supplemental Data

Net assets, end of period (000)	$41,865	$32,159		$19,920	$20,303		$12,190		$9,159

Portfolio turnover	46%	69%		91%	113%		99%		65%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.
[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		71

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock											Institutional
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,									Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012		2011	2010		2009		2008				2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 9.82		$9.56		$9.69	$9.38		$9.33		$9.95		$ 9.83		$9.57		$9.70	$9.39		$9.34		$9.96

Net investment income[1]	0.12		0.26		0.29	0.31		0.39		0.47		0.12		0.25		0.29	0.31		0.38		0.47
Net realized and unrealized gain (loss)	0.03		0.25		(0.13)	0.34		0.05		(0.63)		0.03		0.26		(0.14)	0.33		0.06		(0.63)

Net increase (decrease) from investment operations	0.15		0.51		0.16	0.65		0.44		(0.16)		0.15		0.51		0.15	0.64		0.44		(0.16)

Dividends from net investment income	(0.13)		(0.25)[2]		(0.29)[2]	(0.34)[2]		(0.39)[2]		(0.46)	[2]	(0.13)		(0.25)[2]		(0.28)[2]	(0.33)[2]		(0.39)[2]		(0.46)[2]

Net asset value, end of period	$ 9.84		$9.82		$9.56	$9.69		$9.38		$9.33		$ 9.85		$9.83		$9.57	$9.70		$9.39		$9.34

Total Investment Return[3]

Based on net asset value	1.51%	[4]	5.48%		1.59%	7.03%		5.02%		(1.68)%		1.49%[4]		5.43%		1.55%	6.98%		4.98%		(1.73)%

Ratios to Average Net Assets

Total expenses	0.64%	[5]	0.61%		0.64%	0.79%		0.69%		0.69%		0.72%[5]		0.72%		0.75%	0.90%		0.76%		0.78%

Total expenses after fees waived, reimbursed and paid indirectly	0.46%	[5]	0.43%		0.44%	0.56%		0.43%		0.42%		0.50%[5]		0.47%		0.48%	0.61%		0.46%		0.47%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%	[5]	0.41%		0.41%	0.42%		0.41%		0.40%		0.45%[5]		0.45%		0.45%	0.46%		0.44%		0.45%

Net investment income	2.53%	[5]	2.65%		3.04%	3.27%		4.37%		4.79%		2.49%[5]		2.61%		2.99%	3.22%		4.30%		4.74%

Supplemental Data

Net assets, end of period (000)	$342,095		$310,879		$281,572	$289,968		$224,546		$302,436		$812,485		$762,769		$609,308	$306,895		$262,138		$345,204

Portfolio turnover	86%	[6]	203%	[7]	280% [8]	140%	[9]	154%	[10]	149%	[11]	86%	[6]	203%	[7]	280% [8]	140%	[9]	154%	[10]	149%[11]

	Service
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$9.82	$9.57		$9.70	$9.38		$9.34		$9.96

Net investment income[1]	0.10	0.22		0.26	0.27		0.35		0.43
Net realized and unrealized gain (loss)	0.03	0.24		(0.14)	0.35		0.04		(0.62)

Net increase (decrease) from investment operations	0.13	0.46		0.12	0.62		0.39		(0.19)

Dividends from net investment income	(0.11)	(0.21)[2]		(0.25)[2]	(0.30)[2]		(0.35)[2]		(0.43)[2]

Net asset value, end of period	$9.84	$9.82		$9.57	$9.70		$9.38		$9.34

Total Investment Return[3]

Based on net asset value	1.29%[4]	4.93%		1.23%	6.74%		4.49%		(2.06)%

Ratios to Average Net Assets

Total expenses	1.06%[5]	1.01%		0.96%	1.12%		1.06%		1.04%

Total expenses excluding recoupment of past waived fees	1.05%[5]	1.01%		0.96%	1.12%		1.06%		1.04%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[5]	0.85%		0.79%	0.93%		0.82%		0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.85%[5]	0.83%		0.75%	0.78%		0.80%		0.79%

Net investment income	2.10%[5]	2.24%		2.73%	2.82%		3.90%		4.41%

Supplemental Data

Net assets, end of period (000)	$247,097	$263,552		$330,091	$694,407		$373,497		$250,955

Portfolio turnover	86%[6]	203%	[7]	280% [8]	140%	[9]	154%	[10]	149%[11]

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A											Investor A1
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,									Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012		2011	2010		2009		2008				2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$9.82		$9.57		$9.70	$9.38		$9.34		$9.96		$9.83		$9.58		$9.71	$9.39		$9.34		$9.96

Net investment income[1]	0.10		0.22		0.26	0.27		0.34		0.43		0.11		0.23		0.27	0.29		0.37		0.45
Net realized and unrealized gain (loss)	0.03		0.24		(0.14)	0.35		0.05		(0.63)		0.03		0.25		(0.14)	0.35		0.05		(0.63)

Net increase (decrease) from investment operations	0.13		0.46		0.12	0.62		0.39		(0.20)		0.14		0.48		0.13	0.64		0.42		(0.18)

Dividends from net investment income	(0.11)		(0.21)[2]		(0.25)[2]	(0.30)[2]		(0.35)[2]		(0.42)	[2]	(0.12)		(0.23)[2]		(0.26)[2]	(0.32)[2]		(0.37)[2]		(0.44)[2]

Net asset value, end of period	$9.84		$9.82		$9.57	$9.70		$9.38		$9.34		$9.85		$9.83		$9.58	$9.71		$9.39		$9.34

Total Investment Return[3]

Based on net asset value	1.31%	[4]	4.94%		1.21%	6.71%		4.50%		(2.08)%		1.39%	[4]	5.12%		1.36%	6.89%		4.77%		(1.90)%

Ratios to Average Net Assets

Total expenses	1.02%	[5]	1.02%		0.98%	1.16%		1.08%		1.10%		0.88%	[5]	0.86%		0.87%	1.02%		0.96%		0.92%

Total expenses excluding recoupment of past waived fees	0.99%	[5]	1.02%		0.98%	1.14%		1.05%		1.10%		0.88%	[5]	0.86%		0.87%	1.02%		0.96%		0.92%

Total expenses after fees waived, reimbursed and paid indirectly	0.86%	[5]	0.83%		0.80%	0.97%		0.83%		0.83%		0.69%	[5]	0.66%		0.66%	0.79%		0.65%		0.64%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	[5]	0.81%		0.78%	0.82%		0.81%		0.81%		0.64%	[5]	0.64%		0.63%	0.65%		0.63%		0.62%

Net investment income	2.03%	[5]	2.25%		2.64%	2.84%		3.82%		4.38%		2.30%	[5]	2.43%		2.82%	3.06%		4.15%		4.58%

Supplemental Data

Net assets, end of period (000)	$1,433,862		$546,318		$490,744	$191,079		$130,435		$78,813		$21,444		$22,846		$24,295	$24,987		$25,919		$34,801

Portfolio turnover	86%	[6]	203%	[7]	280% [8]	140%	[9]	154%	[10]	149%[1]	[1]	86%[6]		203%	[7]	280% [8]	140%	[9]	154%	[10]	149%[11]

	Investor B
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 9.83	$ 9.57	$ 9.70	$ 9.38	$ 9.34	$9.96

Net investment income[1]	0.07	0.14	0.18	0.21	0.29	0.36
Net realized and unrealized gain (loss)	0.02	0.26	(0.14)	0.34	0.04	(0.63)

Net increase (decrease) from investment operations	0.09	0.40	0.04	0.55	0.33	(0.27)

Dividends from net investment income	(0.07)	(0.14)[2]	(0.17)[2]	(0.23)[2]	(0.29)[2]	(0.35)[2]

Net asset value, end of period	$ 9.85	$ 9.83	$ 9.57	$ 9.70	$ 9.38	$9.34

Total Investment Return[3]

Based on net asset value	0.90%[4]	4.24%	0.39%	5.89%	3.71%	(2.81)%

Ratios to Average Net Assets

Total expenses	1.88%[5]	1.87%	1.82%	1.97%	1.88%	1.84%

Total expenses excluding recoupment of past waived fees	1.88%[5]	1.87%	1.78%	1.96%	1.87%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	1.67%[5]	1.61%	1.64%	1.76%	1.59%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%[5]	1.59%	1.62%	1.62%	1.57%	1.56%

Net investment income	1.33%[5]	1.48%	1.85%	2.16%	3.25%	3.65%

Supplemental Data

Net assets, end of period (000)	$ 3,419	$ 3,670	$ 4,305	$ 4,867	$ 9,866	$15,451

Portfolio turnover	86%[6]	203%[7]	280%[8]	140%[9]	154%[10]	149%[11]

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		73

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B3			Investor C
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
					2012	2011	2010		2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$9.83	$9.57	$9.71	$9.82	$9.56	$9.69	$9.38		$9.34	$9.95

Net investment income[2]	0.06	0.14	0.03	0.07	0.15	0.18	0.20		0.28	0.36
Net realized and unrealized gain (loss)	0.03	0.25	(0.14)	0.02	0.25	(0.13)	0.34		0.05	(0.62)

Net increase (decrease) from investment operations	0.09	0.39	(0.11)	0.09	0.40	0.05	0.54		0.33	(0.26)

Dividends from net investment income	(0.07)	(0.13)[3]	(0.03)[3]	(0.07)	(0.14)[3]	(0.18)[3]	(0.23)[3]		(0.29)[3]	(0.35)[3]

Net asset value, end of period	$9.85	$9.83	$9.57	$9.84	$9.82	$9.56	$9.69		$9.38	$9.34

Total Investment Return[4]

Based on net asset value	0.90%[5]	4.23%	(1.13)%[5]	0.95%[5]	4.31%	0.45%	5.83%		3.71%	(2.71)%

Ratios to Average Net Assets

Total expenses	1.83%[6]	1.77%	1.81%[6]	1.77%[6]	1.76%	1.74%	1.88%		1.81%	1.81%

Total expenses excluding recoupment of past waived fees	1.83%[6]	1.77%	1.81%[6]	1.77%[6]	1.76%	1.74%	1.88%		1.81%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.68%[6]	1.62%	1.63%[6]	1.58%[6]	1.55%	1.56%	1.69%		1.58%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.63%[6]	1.60%	1.62%[6]	1.53%[6]	1.53%	1.54%	1.54%		1.56%	1.55%

Net investment income	1.32%[6]	1.42%	1.71%[6]	1.41%[6]	1.53%	1.90%	2.11%		3.16%	3.65%

Supplemental Data

Net assets, end of period (000)	$3,998	$6,146	$12,837	$281,943	$268,261	$239,979	$108,010		$59,823	$45,461

Portfolio turnover	86%[7]	203%[8]	280%[9]	86%[7]	203%[8]	280%[9]	140%	[10]	154%[11]	149%[12]

	Investor C2
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30,
		2012		2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$9.82	$9.57		$9.70	$9.38		$9.34		$9.95

Net investment income[2]	0.10	0.21		0.25	0.27		0.34		0.42
Net realized and unrealized gain (loss)	0.02	0.24		(0.14)	0.34		0.04		(0.62)

Net increase (decrease) from investment operations	0.12	0.45		0.11	0.61		0.38		(0.20)

Dividends from net investment income	(0.10)	(0.20)[3]		(0.24)[3]	(0.29)[3]		(0.34)[3]		(0.41)[3]

Net asset value, end of period	$9.84	$9.82		$9.57	$9.70		$9.38		$9.34

Total Investment Return[4]

Based on net asset value	1.24%[5]	4.81%		1.07%	6.60%		4.35%		(2.07)%

Ratios to Average Net Assets

Total expenses	1.15%[6]	1.12%		1.13%	1.27%		1.20%		1.16%

Total expenses after fees waived, reimbursed and paid indirectly	0.99%[6]	0.96%		0.96%	1.08%		0.96%		0.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.94%[6]	0.94%		0.93%	0.93%		0.94%		0.91%

Net investment income	2.00%[6]	2.13%		2.54%	2.78%		3.83%		4.30%

Supplemental Data

Net assets, end of period (000)	$13,053	$13,838		$15,448	$18,151		$19,543		$22,452

Portfolio turnover	86%[7]	203%	[8]	280% [9]	140%	[10]	154%	[11]	149%[12]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor C3			Class R
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011

Per Share Operating Performance

Net asset value, beginning of period	$ 9.82	$ 9.56	$ 9.71	$ 9.82	$ 9.57	$ 9.71

Net investment income[2]	0.07	0.14	0.04	0.08	0.18	0.04
Net realized and unrealized gain (loss)	0.02	0.25	(0.16)	0.03	0.24	(0.14)

Net increase (decrease) from investment operations	0.09	0.39	(0.12)	0.11	0.42	(0.10)

Dividends from net investment income	(0.07)	(0.13)[3]	(0.03)[3]	(0.09)	(0.17)[3]	(0.04)[3]

Net asset value, end of period	$ 9.84	$ 9.82	$ 9.56	$ 9.84	$ 9.82	$ 9.57

Total Investment Return[4]

Based on net asset value	0.93%[5]	4.23%	(1.12)%[5]	1.09%[5]	4.48%	(1.06)%[5]

Ratios to Average Net Assets

Total expenses	1.77%[6]	1.77%	1.73%[6]	1.44%[6]	1.43%	1.46%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.62%[6]	1.61%	1.55%[6]	1.29%[6]	1.27%	1.29%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.57%[6]	1.60%	1.54%[6]	1.23%[6]	1.26%	1.27%[6]

Net investment income	1.37%[6]	1.46%	1.78%[6]	1.71%[6]	1.81%	2.04%[6]

Supplemental Data

Net assets, end of period (000)	$33,205	$35,383	$ 40,361	$ 5,938	$ 6,573	$ 5,693

Portfolio turnover	86%[7]	203%[8]	280%[9]	86%[7]	203%[8]	280%[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS II		75

Notes to Financial Statements (Unaudited)

1.  Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Core Bond Portfolio (“Core Bond”), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a contingent deferred sales charge (“CDSC”). Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B3 Shares automatically convert to Investor A Shares after approximately ten years. Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “US Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The US Subsidiary enables High Yield Bond to hold investments in operating companies and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the US Subsidiary. Intercompany accounts and transactions have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

76	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation

Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain

MARCH 31, 2013
BLACKROCK FUNDS II		77

Notes to Financial Statements (continued)

asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities, (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration,

78	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the

MARCH 31, 2013
BLACKROCK FUNDS II		79

Notes to Financial Statements (continued)

Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to

80	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts

MARCH 31, 2013
BLACKROCK FUNDS II		81

Notes to Financial Statements (continued)

due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds may purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Core Bond may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-out options, down-and-in options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date. Down-and-in options expire worthless to the purchaser of the option

82	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – Core Bond enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – Core Bond and Low Duration Bond enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

MARCH 31, 2013
BLACKROCK FUNDS II		83

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2013

	Asset Derivatives

		Core Bond	High Yield Bond	Low Duration Bond

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Swap premiums paid; Investments at value – unaffiliated[2]	$15,448,311	–	$ 6,617,207

Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on foreign currency exchange contracts ;Investments at value – unaffiliated[2]	8,842,139	$37,074,110	7,436,584

Credit contracts	Unrealized appreciation on swaps[1]; Swap premiums paid; Investments at value – unaffiliated[2]	432,647	20,035,231	4,380,963

Equity contracts	Investments at value – unaffiliated[2]	–	1	–

Total		$24,723,097	$57,109,342	$18,434,754

	Liability Derivatives

		Core Bond	High Yield Bond	Low Duration Bond

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Swap premiums received; Options written at value	$ 4,446,614	$ 425,260	$ 6,939,993

Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on foreign currency exchange contracts; Options written at value	8,868,479	372,761	2,728,777

Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received; Options written at value	1,481,762	43,374,925	5,974,128

Total		$14,796,855	$44,172,946	$15,642,898

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended March 31, 2013

Net Realized Gain (Loss) From

	Core Bond	High Yield Bond	Low Duration Bond

Interest rate contracts:
Financial futures contracts	$ 3,841,483	–	$ 563,701
Options[3]	(15,422,314)	–	(224,000)
Swaps	1,088,380	$ 7,311,476	(1,242,099)
Foreign currency exchange contracts:
Foreign currency transactions.	(5,002,044)	(44,308,876)	(6,805,030)
Financial futures contracts	(47,234)	–	–
Options[3]	5,346,632	–	–
Credit contracts:
Swaps	1,269,496	16,949,051	(2,589,886)
Equity contracts:
Financial futures contracts	–	(4,468,288)	–
Options[3]	–	(6,862,759)	–
Other contracts:
Swaps	(813,062)	–	–

Total	$ (9,738,663)	$(31,379,396)	$(10,297,314)

84	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on

	Core Bond	High Yield Bond	Low Duration Bond

Interest rate contracts:
Financial futures contracts	$ (1,868,919)	–	$ (2,773,923)
Options[3]	13,785,381	–	(98,623)
Swaps	(1,538,825)	$ (2,081,876)	237,049
Foreign currency exchange contracts:
Foreign currency translations	2,604,912	63,582,870	10,450,705
Options[3]	1,960,114	–	–
Credit contracts:
Swaps	(1,636,700)	4,518,820	657,197
Options[3]	–	3,217,552	–
Equity contracts:
Financial futures contracts	–	(2,022,322)	–
Other contracts:
Swaps	571,509	–	–

Total	$13,877,472	$67,215,044	$ 8,472,405

[3]	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Financial futures contracts:
Average number of contracts purchased	1,593	–	4,605
Average number of contracts sold	4,174	–	7,241
Average notional value of contracts purchased	$334,046,297	–	$1,071,733,178
Average notional value of contracts sold	$712,100,460	–	$1,141,734,249
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	24	31	25
Average number of contracts - US dollars sold	14	5	10
Average US dollar amounts purchased	$401,761,365	$923,071,854	$ 342,469,747
Average US dollar amounts sold	$192,469,314	$ 38,619,526	$ 69,085,957
Options:
Average number of option contracts purchased	2,175	107	–
Average number of option contracts written	1,147	–	–
Average notional value of option contracts purchased	$643,188,609	$ 100,886	–
Average notional value of option contracts written	$267,665,338	–	–
Average number of swaption contracts purchased	4	–	2
Average number of swaption contracts written	2	1	2
Average notional value of swaption contracts purchased	$302,974,688	–	$ 294,100,000
Average notional value of swaption contracts written	$ 57,850,000	$297,500,000	$ 220,000,000
Credit default swaps:
Average number of contracts - buy protection	1	7	15
Average number of contracts - sell protection	2	30	6
Average notional value - buy protection	$ 16,115,000	$ 25,496,000	$ 130,203,000
Average notional value - sell protection	$ 5,610,000	$207,253,000	$ 88,500,000
Interest rate swaps:
Average number of contracts - pays fixed rate	4	–	4
Average number of contracts - receives fixed rate	2	–	1
Average notional value - pays fixed rate	$ 55,416,000	–	$ 338,950,000
Average notional value - receives fixed rate	$ 30,550,000	–	$ 185,000,000
Total return swaps:
Average number of contracts	5	1	–
Average notional value	$ 32,250,500	$100,000,000	–

MARCH 31, 2013
BLACKROCK FUNDS II		85

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.500%
$1 Billion – $2 Billion	0.450%
$2 Billion – $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2013, the amounts waived were as follows:

Core Bond	$1,595,026
Low Duration Bond	$1,751,843

The Manager provides investment management and other services to the US and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the US and Luxembourg Subsidiaries for providing investment management or administrative services. However, the High Yield Bond pays the Manager based on the Fund’s net assets which includes the assets of US and Luxembourg Subsidiaries.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee

Service	0.25%	–
Investor A	0.25%	–
Investor A1	0.10%	–

	Service Fee	Distribution Fee

Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B3	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Investor C3	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond

Service	$287,349	$421,655	$319,455
Investor A	786,752	4,483,365	814,409
Investor A1	–	–	11,136
Investor B	27,150	33,810	17,708
Investor B1	–	66,859	–
Investor B3	–	–	22,606
Investor C	1,004,095	2,598,029	1,375,002
Investor C1	–	394,561	–
Investor C2	–	–	27,111
Investor C3	–	–	153,698
Class R	4,951	91,891	15,334

Total	$2,110,297	$8,090,170	$2,756,459

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent - class specific in the Statements of Operations:

Core Bond	$453,663
High Yield Bond	$416,483
Low Duration Bond	$172,217

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

86	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$856	$ 1,526	$ 1,145
Institutional	1,628	55,358	1,924
Service	4,289	1,512	1,118
Investor A	5,966	38,611	4,159
Investor A1	–	–	240
Investor B	99	240	103
Investor B1	–	241	–
Investor B3	–	–	121
Investor C	1,615	7,269	1,862
Investor C1	–	941	–
Investor C2	–	–	94
Investor C3	–	–	252
Class R	42	787	85

Total	$14,495	$106,485	$11,103

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$13,034	$83,936	$8,809
Institutional	1,021,083	1,649,941	348,983
Service	200,388	219,935	205,944
Investor A	500,080	3,328,736	434,295
Investor A1	–	–	15,385
Investor B	6,929	8,631	4,322
Investor B1	–	25,665	–
Investor B3	–	–	7,300
Investor C	140,358	387,472	178,017
Investor C1	–	99,204	–
Investor C2	–	–	7,133
Investor C3	–	–	39,685
Class R	1,061	43,930	9,203

Total	$1,882,933	$5,847,450	$1,259,076

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee

First $500 Million	0.075%
$500 Million – $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific

First $500 Million	0.025%
$500 Million – $1 Billion	0.015%

Average Daily Net Assets	Administration Fee – Class Specific

Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Core Bond	$823,908
High Yield Bond	$2,641,192
Low Duration Bond	$613,854

For the six months ended March 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Administration Fees – Class Specific

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$72,967	$93,713	$39,471
Institutional	110,646	185,037	83,341
Service	28,735	42,165	31,946
Investor A	72,137	164,462	71,700
Investor A1	–	–	2,784
Investor B	679	845	443
Investor B1	–	2,229	–
Investor B2	–	–	–
Investor B3	–	–	628
Investor C	25,102	63,901	34,375
Investor C1	–	12,330	–
Investor C2	–	–	1,694
Investor C3	–	–	4,269
Class R	247	4,595	767

Total	$310,513	$569,277	$271,418

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond		Low Duration Bond

	Contractual	Contractual	Voluntary[2]	Contractual	Voluntary[2]
BlackRock	0.45%[1]	0.58%[1]	–	0.41%[1]	–
Institutional	0.56%[1]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	–	0.85%[1]	–
Investor A	0.89%[1]	0.92%[1]	–	0.81%[1]	–
Investor A1	N/A	N/A	N/A	–	0.64%
Investor B	1.73%[1]	–	–	1.62%[1]	–
Investor B1	N/A	1.46%[1]	–	N/A	N/A
Investor B2	N/A	N/A	N/A	N/A	N/A
Investor B3	N/A	N/A	N/A	–	–
Investor C	1.66%[1]	1.72%[1]	–	1.53%[1]	–
Investor C1	N/A	1.56%[1]	–	N/A	N/A
Investor C2	N/A	N/A	N/A	–	0.97%

MARCH 31, 2013
BLACKROCK FUNDS II		87

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond		Low Duration Bond

	Contractual	Contractual	Voluntary[2]	Contractual	Voluntary[2]
Investor C3	N/A	N/A	N/A	–	–
Class R	1.17%[1]	–	1.28%	1.65%[1]	–

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent Trustees.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

These amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2013, the amounts included in fees waived by Manager were as follows:

Core Bond	$548
High Yield Bond	$67,169
Low Duration Bond	$8,458

Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 72,961	$ 410	$39,432
Institutional	103,936	–	83,341
Service	–	–	2,649
Investor A	4,395	123,751	29,681
Investor A1	–	–	2,676
Investor B	496	–	442
Investor B1	–	2,076	–
Investor C	–	–	33,897
Class R	9	246	–

Total	$181,797	$126,483	$192,118

	Transfer Agent Fees Waived

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 856	–	$1,130
Institutional	5,038	–	1,924
Investor A	418	$21,961	830
Investor A1	–	–	224
Investor B	17	–	106
Investor B1	–	212	–
Investor C	–	–	1,810
Class R	1	102	–

Total	$6,330	$22,275	$6,024

	Transfer Agent Fees Reimbursed

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 11,943	–	$7,275
Institutional	237,343	–	188,637
Investor A	2,209	$207,186	4,024
Investor A1	–	–	823
Investor B	13	–	555
Investor B1	–	6,991	–
Investor C	–	–	10,629
Class R	16	774	–

Total	$251,524	$214,951	$211,943

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	–	$11,336	–
Institutional	$6,090	–	–
Service	34,425	4,916	$ 6,054
Investor A	32,519	1,768	78,036
Investor B	458	–	–
Investor B1	–	339	–
Investor C	–	55,239	–
Investor C1	–	18,397	–
Class R	531	–	–

Total	$74,023	$91,995	$84,090

As of March 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2013	2014	2015

Core Bond
Fund Level	$3,105,370	$3,511,905	$1,595,026
BlackRock	$290,049	$215,898	$85,760
Institutional	$495,382	$713,367	$346,317
Service	–	$41,722	–
Investor A	–	$30,764	$7,022
Investor B	–	$1,169	$525
Class R	–	–	$26
High Yield Bond
Fund Level	$42,574	$5,100	–
BlackRock	–	–	$410
Investor A	$975,004	$2,045,610	$352,898
Investor B1	$2,774	$24,863	$9,280
Investor C1	–	$12,888	–
Low Duration Bond
Fund Level	$3,064,113	$3,352,926	$1,751,843
BlackRock	$94,851	$91,308	$47,838
Institutional	$18,221	$22,182	–
Service	–	$1,319	$2,649
Investor A	–	$68,681	$34,534
Investor B	–	$4,290	$1,104
Investor C	$10,686	$146,543	$46,336

88	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$37,851
High Yield Bond	$151,409
Low Duration Bond	$71,522

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Investor A	$18,084	$77,357	$21,723
Investor B	$2,495	$ 2,925	$ 1,813
Investor B1	–	$ 975	–
Investor B3	–	–	$ 1,684
Investor C	$23,613	$62,727	$30,847
Investor C1	–	$ 365	–
Investor C3	–	–	$ 169

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

Core Bond	$10,585,090,486	$11,959,511,288
High Yield Bond	$6,028,220,918	$4,638,245,950
Low Duration Bond	$2,705,266,404	$2,242,587,094

Purchases and sales of US government securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

Core Bond	$5,397,184,317	$5,020,151,216
Low Duration Bond	$534,880,521	$438,515,699

Purchases and sales related to mortgage dollar rolls for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

Core Bond	$6,936,852,416	$6,936,617,533
Low Duration Bond	$96,615,176	$96,778,650

Transactions in options written for the six months ended March 31, 2013, were as follows:

	Core Bond

	Calls			Puts

	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	2,139	254,900	$7,297,759	–	322,100	$8,892,520
Options written	506	113,100	3,681,479	4,238	3,350,420	1,737,663
Options expired	–	–	–	(168)	–	(25,909)
Options closed	(2,139)	(278,000)	(7,531,069)	(2,285)	(3,672,520)	(9,954,355)

Outstanding options, end of period	506	90,000	$3,448,169	1,785	–	$649,919

High Yield Bond

	Calls		Puts

	Notional (000)[1]	Premiums Received	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	–	–	–	–
Options written	297,500	$2,023,000	297,500	$5,206,250
Options expired	–	–	–	–
Options closed	–	–	–	–

Outstanding options, end of period	297,500	$2,023,000	297,500	$5,206,250

Low Duration Bond

	Calls		Puts

	Notional (000)[1]	Premiums Received	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	110,000	$770,000	110,000	$1,397,000
Options written	–	–	–	–
Options expired	–	–	–	–
Options closed	–	–	–	–

Outstanding options, end of period	110,000	$770,000	110,000	$1,397,000

[1] Amount shown is in the currency in which the transaction was denominated.

MARCH 31, 2013
BLACKROCK FUNDS II		89

Notes to Financial Statements (continued)

5.  Income Tax Information:

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond

2013	–	$10,436,405	$8,434,425
2014	–	11,471,371	23,592,216
2015	–	21,774,534	14,223,477
2016	–	13,268,341	1,475,016
2017	$36,234,943	177,130,967	41,571,660
2018	79,322,289	92,528,020	24,738,576
2019	4,477,013	–	–
No expiration date[1]	–	4,893,618	–

Total	$120,034,245	$331,503,256	$114,035,370

1 Must be utilized prior to losses subject to expiration.

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Tax cost	$5,173,420,567	$10,828,679,730	$3,823,868,573

Gross unrealized appreciation	$110,538,923	$574,320,868	$47,558,265
Gross unrealized depreciation	(19,042,402)	(247,624,493)	(19,549,622)

Net unrealized appreciation	$91,496,521	$326,696,375	$28,008,643

6.  Borrowings:

For the six months ended March 31, 2013, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Core Bond	$780,251,750	0.10%

For the six months ended March 31, 2013, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

High Yield Bond	$90,346,665	(0.08)%
Low Duration Bond	$418,246,167	0.23%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended March 31, 2013.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

90	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Core Bond	Shares	Amount	Shares	Amount

BlackRock

Shares sold	5,622,437	$55,243,256	4,274,356	$40,618,000
Shares issued in reinvestment of dividends	918,004	9,003,981	2,379,356	22,774,981
Shares redeemed	(6,326,746)	(62,085,816)	(28,872,739)	(276,158,533)

Net increase (decrease)	213,695	$2,161,421	(22,219,027)	$(212,765,552)

Institutional

Shares sold	24,427,438	$238,843,011	43,615,077	$415,568,720
Shares issued in reinvestment of dividends	1,452,898	14,213,945	3,264,218	31,200,992
Shares redeemed	(28,670,132)	(280,445,321)	(55,812,564)	(532,532,132)

Net decrease	(2,789,796)	$(27,388,365)	(8,933,269)	$(85,762,420)

Service

Shares sold	1,101,995	$10,777,091	2,327,111	$22,130,267
Shares issued in reinvestment of dividends	311,434	3,048,068	812,546	7,762,354
Shares redeemed	(3,033,004)	(29,665,665)	(8,295,597)	(78,984,283)

Net decrease	(1,619,575)	$(15,840,506)	(5,155,940)	$(49,091,662)

Investor A

Shares sold and automatic conversion of shares	6,941,652	$68,006,005	18,707,070	$178,297,490
Shares issued in reinvestment of dividends	822,341	8,056,591	1,785,293	17,096,835
Shares redeemed	(10,910,783)	(106,800,899)	(13,817,611)	(131,908,759)

Net increase (decrease)	(3,146,790)	$(30,738,303)	6,674,752	$63,485,566

Investor B

Shares sold	58,947	$576,865	196,292	$1,866,508
Shares issued in reinvestment of dividends	4,559	44,638	14,844	141,814
Shares redeemed and automatic conversion of shares	(203,982)	(1,994,632)	(529,515)	(5,045,403)

Net decrease	(140,476)	$(1,373,129)	(318,379)	$(3,037,081)

Investor C

Shares sold	1,530,736	$14,931,360	6,581,493	$62,464,443
Shares issued in reinvestment of dividends	175,377	1,710,790	416,048	3,965,426
Shares redeemed	(3,411,241)	(33,242,826)	(5,672,401)	(53,941,192)

Net increase (decrease)	(1,705,128)	$(16,600,676)	1,325,140	$12,488,677

Class R

Shares sold	144,993	$1,421,542	101,950	$983,642
Shares issued in reinvestment of dividends	2,456	24,070	1,578	15,152
Shares redeemed	(50,955)	(498,847)	(52,307)	(502,965)

Net increase	96,494	$946,765	51,221	$495,829

Total Net Decrease	(9,091,576)	$(88,832,793)	(28,575,502)	$(274,186,643)

MARCH 31, 2013
BLACKROCK FUNDS II		91

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
High Yield Bond	Shares	Amount	Shares	Amount

BlackRock

Shares sold	16,534,902	$ 133,882,486	54,278,897	$ 411,556,403
Shares issued in reinvestment of dividends	3,736,144	30,277,873	6,142,041	47,079,081
Shares redeemed	(17,996,095)	(145,652,122)	(44,690,004)	(335,830,785)

Net increase	2,274,951	$ 18,508,237	15,730,934	$ 122,804,699

Institutional

Shares sold	175,872,754	$1,424,995,410	345,596,448	$ 2,652,659,264
Shares issued in reinvestment of dividends	11,390,032	92,289,835	12,865,701	98,901,839
Shares redeemed	(110,186,310)	(893,495,782)	(138,692,529)	(1,050,432,629)

Net increase	77,076,476	$ 623,789,463	219,769,620	$ 1,701,128,474

Service

Shares sold	12,950,897	$ 104,984,484	24,753,403	$ 189,038,291
Shares issued in reinvestment of dividends	1,267,714	10,278,209	1,966,071	15,088,166
Shares redeemed	(6,171,537)	(49,821,967)	(15,772,931)	(121,004,327)

Net increase	8,047,074	$ 65,440,726	10,946,543	$ 83,122,130

Investor A

Shares sold and automatic conversion of shares	117,242,206	$ 948,545,189	271,859,305	$2,080,110,872
Shares issued in reinvestment of dividends	13,394,637	108,512,279	18,893,586	145,072,880
Shares redeemed	(103,945,591)	(838,296,635)	(122,259,337)	(928,434,604)

Net increase	26,691,252	$ 218,760,833	168,493,554	$1,296,749,148

Investor B

Shares sold	82,709	$ 669,014	303,843	$ 2,324,744
Shares issued in reinvestment of dividends	19,773	160,186	49,032	374,347
Shares redeemed and automatic conversion of shares	(276,594)	(2,234,785)	(753,973)	(5,736,918)

Net decrease	(174,112)	$(1,405,585)	(401,098)	$(3,037,827)

Investor B1

Shares sold	23,917	$ 193,740	34,470	$ 261,015
Shares issued in reinvestment of dividends	34,150	276,431	93,659	713,745
Shares redeemed	(787,318)	(6,385,033)	(2,090,342)	(15,824,605)

Net decrease	(729,251)	$(5,914,862)	(1,962,213)	$(14,849,845)

Investor C

Shares sold	10,010,639	$ 81,107,234	29,704,979	$ 227,482,867
Shares issued in reinvestment of dividends	1,556,984	12,625,616	2,364,823	18,162,350
Shares redeemed	(8,874,448)	(71,966,398)	(13,207,188)	(100,674,598)

Net increase	2,693,175	$ 21,766,452	18,862,614	$ 144,970,619

Investor C1

Shares sold	82,507	$ 666,594	101,281	$ 777,174
Shares issued in reinvestment of dividends	225,192	1,826,209	479,718	3,671,005
Shares redeemed	(1,086,470)	(8,798,223)	(2,587,847)	(19,666,056)

Net decrease	(778,771)	$(6,305,420)	(2,006,848)	$(15,217,877)

92	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
High Yield Bond (Concluded)	Shares	Amount	Shares	Amount

Class R

Shares sold	2,112,665	$ 17,110,457	2,626,141	$ 20,133,459
Shares issued in reinvestment of dividends	140,142	1,135,641	198,057	1,517,614
Shares redeemed	(1,216,865)	(9,852,308)	(1,566,131)	(11,955,988)

Net increase	1,035,942	$ 8,393,790	1,258,067	$9,695,085

Total Net Increase	116,136,736	$943,033,634	430,691,173	$3,325,364,606

Low Duration Bond

BlackRock

Shares sold	13,474,232	$132,516,246	18,752,243	$181,815,974
Shares issued in reinvestment of dividends	404,294	3,975,104	819,049	7,936,388
Shares redeemed	(10,770,746)	(105,884,894)	(17,347,702)	(168,495,281)

Net increase	3,107,780	$ 30,606,456	2,223,590	$ 21,257,081

Institutional

Shares sold	16,922,363	$166,556,569	40,799,888	$395,593,491
Shares issued in reinvestment of dividends	798,843	7,861,149	1,330,519	12,885,393
Shares redeemed	(12,830,451)	(126,267,501)	(28,157,215)	(272,355,683)

Net increase	4,890,755	$ 48,150,217	13,973,192	$136,123,201

Service

Shares sold	556,501	$ 5,475,340	1,711,963	$ 16,534,758
Shares issued in reinvestment of dividends	280,380	2,757,785	686,010	6,643,585
Shares redeemed	(2,563,066)	(25,218,157)	(10,064,504)	(97,394,582)

Net decrease	(1,726,185)	$(16,985,032)	(7,666,531)	$(74,216,239)

Investor A

Shares sold and automatic conversion of shares	98,741,727	$972,445,483	20,356,735	$196,756,237
Shares issued in reinvestment of dividends	659,027	6,482,524	1,095,213	10,610,926
Shares redeemed	(9,337,052)	(91,872,984)	(17,115,466)	(165,505,007)

Net increase	90,063,702	$887,055,023	4,336,482	$ 41,862,156

Investor A1

Shares sold and automatic conversion of shares	39,532	$ 389,201	124,796	$ 1,212,072
Shares issued in reinvestment of dividends	18,701	184,128	39,963	387,482
Shares redeemed	(205,287)	(2,021,948)	(377,750)	(3,649,772)

Net decrease	(147,054)	$(1,448,619)	(212,991)	$(2,050,218)

Investor B

Shares sold	69,958	$ 688,290	181,437	$1,751,086
Shares issued in reinvestment of dividends	2,291	22,540	5,612	54,358
Shares redeemed and automatic conversion of shares	(98,549)	(969,845)	(263,280)	(2,546,580)

Net decrease	(26,300)	$(259,015)	(76,231)	$ (741,136)

Investor B3

Shares sold and automatic conversion of shares	38,505	$ 379,254	15,540	$150,895
Shares issued in reinvestment of dividends	2,271	22,346	8,152	78,960
Shares redeemed	(260,180)	(2,561,959)	(739,195)	(7,152,558)

Net decrease	(219,404)	$(2,160,359)	(715,503)	$(6,922,703)

MARCH 31, 2013
BLACKROCK FUNDS II		93

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Low Duration Bond (Concluded)	Shares	Amount	Shares	Amount

Investor C

Shares sold	6,393,328	$62,879,709	10,940,079	$105,828,860
Shares issued in reinvestment of dividends	176,315	1,733,426	331,698	3,212,449
Shares redeemed	(5,234,719)	(51,487,517)	(9,038,761)	(87,408,422)

Net increase	1,334,924	$13,125,618	2,233,016	$21,632,887

Investor C2

Shares sold	942	$ 9,258	75	$ 723
Shares issued in reinvestment of dividends	7,976	78,457	17,962	173,995
Shares redeemed	(91,547)	(901,027)	(223,668)	(2,169,684)

Net decrease	(82,629)	$(813,312)	(205,631)	$(1,994,966)

Investor C3

Shares sold and automatic conversion of shares	37,965	$ 373,382	67,551	$ 654,751
Shares issued in reinvestment of dividends	14,379	141,361	32,548	315,013
Shares redeemed	(281,094)	(2,764,512)	(716,087)	(6,926,706)

Net decrease	(228,750)	$(2,249,769)	(615,988)	$(5,956,942)

Class R

Shares sold and automatic conversion of shares	123,086	$1,211,211	245,475	$2,374,357
Shares issued in reinvestment of dividends	5,542	54,505	11,758	113,921
Shares redeemed	(194,505)	(1,913,888)	(182,967)	(1,773,079)

Net increase (decrease)	(65,877)	$(648,172)	74,266	$715,199

Total Net Increase	96,900,962	$954,373,036	13,347,671	$129,708,320

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

94	BLACKROCK FUNDS II	MARCH 31, 2013

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

  Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

MARCH 31, 2013
BLACKROCK FUNDS II		95

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investment

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

96	BLACKROCK FUNDS II	MARCH 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MARCH 31, 2013
BLACKROCK FUNDS II		97

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio		BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund		BlackRock Mid-Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund		BlackRock Pacific Fund
BlackRock China Fund	BlackRock Health Sciences Opportunities Portfolio		BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund		BlackRock Russell 1000 Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund		BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund		Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund		BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund		BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund		BlackRock World Gold Fund
Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Inflation Protected Bond Portfolio		BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock International Bond Portfolio		Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Secured Credit Portfolio		BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Short Obligations Fund		BlackRock Ultra-Short Obligations Fund
BlackRock GNMA Portfolio	BlackRock Short-Term Treasury Fund		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio
Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

98	BLACKROCK FUNDS II	MARCH 31, 2013

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BLACKROCK®

Taxable3-3/13-SAR

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Funds II

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of March 31, 2013	BlackRock Prepared Portfolios
Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

—

For the six-month period ended March 31, 2013, the Fund outperformed both its reference benchmark (Barclays US Aggregate Bond Index (60%)/ Russell 3000® Index (32%)/MSCI EAFE Index (8%)) and the fixed income benchmark, the Barclays US Aggregate Bond Index.

Moderate Prepared

—

For the six-month period ended March 31, 2013, the Fund underperformed both its reference benchmark (Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)) and the broad-market S&P 500® Index.

Growth Prepared

—

For the six-month period ended March 31, 2013, the Fund underperformed both its reference benchmark (Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)) and the broad-market S&P 500® Index.

Aggressive Growth Prepared

—	For the six-month period ended March 31, 2013, the Fund underperformed both its reference benchmark (Russell 3000® Index (80%)/MSCI EAFE Index (20%)) and the broad-market S&P 500® Index.

What factors influenced performance?

—

At a broad asset allocation level, the Funds with larger allocations to equity generated larger returns than the Funds with smaller equity allocations as equity markets outperformed fixed income during the six-month period. While the Funds’ overweight to equities relative to their respective reference benchmarks contributed positively to overall performance, the equity allocation underperformed the equity components of each Fund’s reference benchmark. The Funds’ fixed income allocation, however, outperformed the Barclays US Aggregate Bond Index, resulting in the Conservative Prepared Portfolio’s outperformance relative to its reference benchmark.

—

The underperformance of the Funds’ equity allocation was attributable to investments in BlackRock Equity Dividend Fund (“Equity Dividend”) and BlackRock Capital Appreciation Fund, Inc. (“Capital Appreciation”), each of which underperformed its respective benchmark and the broader equity market during the period. Equity Dividend’s portfolio of higher-quality, dividend-paying stocks lagged the broader equity market rally as yield-seeking investors favored lower-quality stocks during the period. However, from a long-term perspective, Equity Dividend exhibited strong performance relative to its benchmark, the Russell 1000® Value Index. Capital Appreciation underperformed its benchmark, the Russell 1000® Growth Index, primarily due to its overall defensive positioning and stock selection in the information technology (“IT”) sector. Conversely, the Funds’ equity allocation benefited from sector positioning within US stocks. The Funds’ overweight exposures to financials and industrials proved advantageous as these sectors significantly outperformed the broader US equity market during the period.

—

With the exception of the Aggressive Growth Prepared Portfolio, which does not have a fixed income component, the Funds benefited from their investment in Master Total Return Portfolio (“Total Return”). An overweight to credit sectors drove Total Return’s outperformance relative to the Barclays US Aggregate Bond Index during the period. In particular, exposure to securitized assets, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”) contributed positively to performance. An out-of-benchmark allocation to high yield credit also contributed to Total Return’s performance, as did security selection within industrials. Also having a positive impact within the Funds’ fixed income allocation was an out-of-benchmark allocation to BlackRock High Yield Bond Portfolio. High yield as an asset class outperformed broader fixed income markets during the period due to strong demand from investors seeking yield in the low interest rate environment.

Describe recent portfolio activity.

—

From an asset allocation perspective, with the exception of Aggressive Growth Prepared Portfolio, the Funds moved to an overweight in equities during the period, while maintaining underweight exposure to fixed income and a small allocation to cash and cash equivalents.

—

Also during the six-month period, the Funds’ equity allocation broadly reduced exposure to emerging markets given their ongoing underperformance relative to developed-market stocks and signs of weaker economic growth in the larger developing countries, most notably China and Brazil. Within US equities, the Funds reduced exposure to the IT sector in favor of financials and industrials as they offered better growth potential for the near-term.

—

The Conservative, Moderate and Growth Prepared Portfolios continued to maintain exposure to core fixed income through their investment in Total Return. During the period, Total Return decreased exposure to US Treasury inflation-protected securities and investment grade credit, and added slightly to high yield debt with an emphasis on floating rate bank loans. Total Return also slightly increased its allocation to emerging market debt. Within securitized sectors, Total Return increased exposure to ABS, primarily in the form of new-issue subprime auto securities and student loans, CMBS, non-agency residential MBS and collateralized loan obligations.

Describe Funds positioning at period end.

—

At period end, the Funds that invest in both equity and fixed income held an overweight in equities relative to their respective reference benchmarks and an underweight in fixed income as well as out-of-benchmark allocations to cash and cash equivalents. Each Fund’s equity allocation was overweight in US stocks versus international developed markets. Each Fund’s fixed income allocation remained underweight in core fixed income due to its out-of-benchmark allocation to high yield debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.22%	9.08%	N/A	5.91%	N/A	5.52%	N/A
Investor A	5.11	8.70	3.00%	5.47	4.35%	5.11	4.22%
Investor C	4.67	7.97	6.97	4.72	4.72	4.35	4.35
Class R	4.86	8.46	N/A	5.24	N/A	4.86	N/A
Barclays US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	4.58	7.94	N/A	5.76	N/A	5.20	N/A
Barclays US Aggregate Bond Index	0.09	3.77	N/A	5.47	N/A	5.73	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,052.20	$1.84	$1,000.00	$1,023.14	$1.82	0.36%
Investor A	$1,000.00	$1,051.10	$3.89	$1,000.00	$1,021.14	$3.83	0.76%
Investor C	$1,000.00	$1,046.70	$7.55	$1,000.00	$1,017.55	$7.44	1.48%
Class R	$1,000.00	$1,048.60	$4.95	$1,000.00	$1,020.09	$4.89	0.97%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2013	5

BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.59%	9.70%	N/A	5.49%	N/A	5.05%	N/A
Investor A	6.39	9.30	3.54%	5.11	3.98%	4.67	3.79%
Investor C	5.97	8.38	7.38	4.29	4.29	3.87	3.87
Class R	6.39	9.11	N/A	5.00	N/A	4.53	N/A
Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	6.86	9.98	N/A	5.65	N/A	4.72	N/A
S&P 500® Index	10.19	13.96	N/A	5.81	N/A	3.85	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,065.90	$1.34	$1,000.00	$1,023.64	$1.31	0.26%
Investor A	$1,000.00	$1,063.90	$3.14	$1,000.00	$1,021.89	$3.07	0.61%
Investor C	$1,000.00	$1,059.70	$7.24	$1,000.00	$1,017.90	$7.09	1.41%
Class R	$1,000.00	$1,063.90	$3.91	$1,000.00	$1,021.14	$3.83	0.76%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

6	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.01%	9.74%	N/A	4.94%	N/A	4.53%	N/A
Investor A	7.81	9.24	3.53%	4.56	3.43%	4.15	3.27%
Investor C	7.39	8.53	7.53	3.80	3.80	3.40	3.40
Class R	7.79	9.14	N/A	4.39	N/A	3.97	N/A
Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	9.17	11.99	N/A	5.36	N/A	4.09	N/A
S&P 500® Index	10.19	13.96	N/A	5.81	N/A	3.85	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.10	$0.93	$1,000.00	$1,024.03	$0.91	0.18%
Investor A	$1,000.00	$1,078.10	$2.90	$1,000.00	$1,022.14	$2.82	0.56%
Investor C	$1,000.00	$1,073.90	$6.62	$1,000.00	$1,018.55	$6.44	1.28%
Class R	$1,000.00	$1,077.90	$3.78	$1,000.00	$1,021.29	$3.68	0.73%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2013	7

BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2] The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.19%	10.04%	N/A	4.25%	N/A	3.75%	N/A
Investor A	8.92	9.66	3.89%	3.90	2.79%	3.40	2.52%
Investor C	8.58	8.90	7.90	3.13	3.13	2.63	2.63
Class R	8.86	9.50	N/A	3.72	N/A	3.21	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	11.51	13.96	N/A	4.91	N/A	3.32	N/A
S&P 500® Index	10.19	13.96	N/A	5.81	N/A	3.85	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,091.90	$1.04	$1,000.00	$1,023.93	$1.01	0.20%
Investor A	$1,000.00	$1,089.20	$2.81	$1,000.00	$1,022.24	$2.72	0.54%
Investor C	$1,000.00	$1,085.80	$6.71	$1,000.00	$1,018.50	$6.49	1.29%
Class R	$1,000.00	$1,088.60	$3.65	$1,000.00	$1,021.44	$3.53	0.70%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	MARCH 31, 2013

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	56%
Equity Funds	44

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	54%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	6
BlackRock Equity Dividend Fund, Institutional Class	6
Master Large Cap Growth Portfolio	6
Master Basic Value LLC	6
iShares Dow Jones U.S. Financial Sector Index Fund	5
BlackRock Long-Horizon Equity Fund, Institutional Class	4
iShares Dow Jones U.S. Industrial Sector Index Fund	3
BlackRock High Yield Bond Portfolio, BlackRock Class	2
iShares MSCI Germany Index Fund	2
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	2
Master Value Opportunities LLC	1
BlackRock International Fund, Institutional Class	1
BlackRock International Opportunities Portfolio, Institutional Class	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	64%
Fixed Income Funds	36

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	34%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	8
Master Large Cap Growth Portfolio	8
BlackRock Equity Dividend Fund, Institutional Class	8
Master Basic Value LLC	8
iShares Dow Jones U.S. Financial Sector Index Fund	8
BlackRock Long-Horizon Equity Fund, Institutional Class	7
iShares Dow Jones U.S. Industrial Sector Index Fund	5
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	3
iShares MSCI Germany Index Fund	2
BlackRock High Yield Bond Portfolio, BlackRock Class	2
BlackRock International Opportunities Portfolio, Institutional Class	2
BlackRock International Fund, Institutional Class	2
Master Value Opportunities LLC	2
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	MARCH 31, 2013	9

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	84%
Fixed Income Funds	16

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	14%
BlackRock Long-Horizon Equity Fund, Institutional Class	11
iShares Dow Jones U.S. Financial Sector Index Fund	10
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	10
Master Large Cap Growth Portfolio	10
BlackRock Equity Dividend Fund, Institutional Class	9
Master Basic Value LLC	9
iShares Dow Jones U.S. Industrial Sector Index Fund	7
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
iShares MSCI Germany Index Fund	2
BlackRock High Yield Bond Portfolio, BlackRock Class	2
BlackRock International Fund, Institutional Class	2
BlackRock U.S. Opportunities Portfolio, Institutional Class	2
Master Value Opportunities LLC	2

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	13%
Master Large Cap Growth Portfolio	13
BlackRock Equity Dividend Fund, Institutional Class	13
Master Basic Value LLC	13
iShares Dow Jones U.S. Financial Sector Index Fund	11
BlackRock Long-Horizon Equity Fund, Institutional Class	10
iShares Dow Jones U.S. Industrial Sector Index Fund	7
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock U.S. Opportunities Portfolio, Institutional Class	3
Master Value Opportunities LLC	3
iShares MSCI Germany Index Fund	2
BlackRock International Fund, Institutional Class	2

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2013

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	MARCH 31, 2013	11

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds – 43.1%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	162,655	$4,266,437
BlackRock Emerging Markets Fund, Inc., Institutional Class	303	6,141
BlackRock Equity Dividend Fund, Institutional Class	195,177	4,217,770
BlackRock International Fund, Institutional Class	62,804	844,092
BlackRock International Opportunities Portfolio, Institutional Class	21,476	773,778
BlackRock Long-Horizon Equity Fund, Institutional Class	215,316	2,855,084
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	46,142	1,225,074
BlackRock U.S. Opportunities Portfolio, Institutional Class	14,700	595,919
iShares Dow Jones U.S. Financial Sector Index Fund	53,328	3,618,838
iShares Dow Jones U.S. Industrial Sector Index Fund	29,340	2,395,905
iShares MSCI Germany Index Fund	60,470	1,479,701

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds (concluded)
Master Basic Value LLC	$4,208,911	$4,208,911
Master Large Cap Growth Portfolio	$4,217,645	4,217,645
Master Value Opportunities LLC	$897,997	897,997

		31,603,292

Fixed Income Funds – 55.0%
BlackRock High Yield Bond Portfolio, BlackRock Class	197,064	1,623,807
Master Total Return Portfolio	$38,656,223	38,656,223

		40,280,030

Total Affiliated Investment Companies
(Cost – $66,611,106) – 98.1%		71,883,322
Other Assets Less Liabilities – 1.9%		1,422,303

Net Assets – 100.0%		$73,305,625

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2013	Value at March 31, 2013	Income	Realized Gain

BlackRock Capital Appreciation Fund, Inc., BlackRock Class	93,630	102,424	33,399	162,655	$4,266,437	$18,509	$21,719
BlackRock Emerging Markets Fund, Inc., Institutional Class	–	101,270	100,967	303	$6,141	–	$13,126
BlackRock Equity Dividend Fund, Institutional Class	161,774	79,676	46,273	195,177	$4,217,770	$44,672	$49,887
BlackRock High Yield Bond Portfolio, BlackRock Class	190,390	6,674	–	197,064	$1,623,807	$48,233	$5,852
BlackRock International Fund, Institutional Class	61,984	820	–	62,804	$844,092	$10,549	–
BlackRock International Opportunities Portfolio, Institutional Class	21,126	350	–	21,476	$773,778	$11,766	–
BlackRock Liquidity Funds, TempFund, Institutional Class	1,314,561	–	1,314,561[2]	–	–	$1,238	–
BlackRock Long-Horizon Equity Fund, Institutional Class	204,405	10,911	–	215,316	$2,855,084	$74,953	$58,483
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	41,211	4,931	–	46,142	$1,225,074	$2,889	$109,305
BlackRock U.S. Opportunities Portfolio, Institutional Class	14,248	452	–	14,700	$595,919	$4,764	$11,251
iShares Dow Jones U.S. Financial Sector Index Fund	–	53,328	–	53,328	$3,618,838	$10,238	–
iShares Dow Jones U.S. Industrial Sector Index Fund	–	29,340	–	29,340	$2,395,905	$8,750	–
iShares Dow Jones U.S. Technology Sector Index Fund	16,484	–	16,484	–	–	$4,516	$23,096
iShares MSCI Emerging Markets Index Fund	46,156	–	46,156	–	–	$12,108	$281,307
iShares MSCI Germany Index Fund	60,470	–	–	60,470	$1,479,701	–	–
Master Basic Value LLC	$ 1,282,871	$2,926,040[1]	–	$4,208,911	$4,208,911	$28,165	$191,437
Master Large Cap Growth Portfolio	$ 2,700,991	$1,516,654[1]	–	$4,217,645	$4,217,645	$29,956	$113,031
Master S&P 500 Index Series	$ 5,377,410	–	$5,377,410[2]	–	–	$34,887	$2,531
Master Total Return Portfolio	$35,465,989	$3,190,234[1]	–	$38,656,223	$38,656,223	$798,161	$191,755
Master Value Opportunities LLC	$ 519,892	$378,105[1]	–	$897,997	$897,997	$4,236	$45,561

1 Represents net beneficial interest purchased.

2 Represents net shares/beneficial interest sold.

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Affiliated Investment Companies	$ 23,902,546	$ 47,980,776	–	$ 71,883,322

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, a bank overdraft of $370,524 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	13

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds – 62.9%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	314,195	$8,241,334
BlackRock Emerging Markets Fund, Inc., Institutional Class	434	8,803
BlackRock Equity Dividend Fund, Institutional Class	376,806	8,142,769
BlackRock International Fund, Institutional Class	135,242	1,817,647
BlackRock International Opportunities Portfolio, Institutional Class	57,842	2,084,035
BlackRock Long-Horizon Equity Fund, Institutional Class	515,679	6,837,910
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	110,522	2,934,353
BlackRock U.S. Opportunities Portfolio, Institutional Class	33,568	1,360,865
iShares Dow Jones U.S. Financial Sector Index Fund	114,651	7,780,217
iShares Dow Jones U.S. Industrial Sector Index Fund	63,079	5,151,031
iShares MSCI Germany Index Fund	93,886	2,297,390

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds (concluded)
Master Basic Value LLC	$8,134,777	$8,134,777
Master Large Cap Growth Portfolio	$8,145,167	8,145,167
Master Value Opportunities LLC	$1,426,039	1,426,039

		64,362,337

Fixed Income Funds – 34.7%
BlackRock High Yield Bond Portfolio, BlackRock Class	263,375	2,170,208
Master Total Return Portfolio	$33,323,493	33,323,493

		35,493,701

Total Affiliated Investment Companies
(Cost – $89,602,126) – 97.6%		99,856,038
Other Assets Less Liabilities – 2.4%		2,461,002

Net Assets – 100.0%		$102,317,040

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2013	Value at March 31, 2013	Income	Realized Gain

BlackRock Capital Appreciation Fund, Inc., BlackRock Class	266,263	62,695	14,763	314,195	$8,241,334	$52,318	$15,691
BlackRock Emerging Markets Fund, Inc., Institutional Class	–	145,258	144,824	434	$8,803	–	$18,827
BlackRock Equity Dividend Fund, Institutional Class	522,382	75,724	221,300	376,806	$8,142,769	$137,454	$769,039
BlackRock High Yield Bond Portfolio, BlackRock Class	254,455	8,920	–	263,375	$2,170,208	$64,463	$7,822
BlackRock International Fund, Institutional Class	133,475	1,767	–	135,242	$1,817,647	$22,715	–
BlackRock International Opportunities Portfolio, Institutional Class	56,899	943	–	57,842	$2,084,035	$31,689	–
BlackRock Liquidity Funds, TempFund, Institutional Class	2,473,250	–	2,473,250[2]	–	–	$1,216	–
BlackRock Long-Horizon Equity Fund, Institutional Class	489,549	26,130	–	515,679	$6,837,910	$179,513	$140,065
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	98,709	11,813	–	110,522	$2,934,353	$6,920	$261,813
BlackRock U.S. Opportunities Portfolio, Institutional Class	32,538	1,030	–	33,568	$1,360,865	$10,880	$25,694
iShares Dow Jones U.S. Financial Sector Index Fund	–	114,651	–	114,651	$7,780,217	$22,012	–
iShares Dow Jones U.S. Industrial Sector Index Fund	–	63,079	–	63,079	$5,151,031	$18,811	–
iShares Dow Jones U.S. Technology Sector Index Fund	25,593	–	25,593	–	–	$7,012	$35,859
iShares MSCI Emerging Markets Index Fund	71,663	–	71,663	–	–	$18,799	$436,745
iShares MSCI Germany Index Fund	93,886	–	–	93,886	$2,297,390	–	–
Master Basic Value LLC	$ 1,280,337	$6,854,440[1]	–	$8,134,777	$8,134,777	$31,856	$214,281
Master Large Cap Growth Portfolio	$ 5,198,600	$2,946,567[1]	–	$8,145,167	$8,145,167	$62,183	$239,998
Master S&P 500 Index Series	$12,253,717	–	$12,253,717[2]	–	–	$74,470	$4,862
Master Total Return Portfolio	$34,392,720	–	$1,069,227[2]	$33,323,493	$33,323,493	$732,198	$171,392
Master Value Opportunities LLC	$ 1,249,118	$176,921[1]	–	$1,426,039	$1,426,039	$9,125	$80,049

1 Represents net beneficial interest purchased.

2 Represents net shares/beneficial interest sold.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Affiliated Investment Companies	$ 48,826,562	$ 51,029,476	–	$ 99,856,038

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, a bank overdraft of $383,271 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	15

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds – 82.0%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	238,984	$6,268,541
BlackRock Emerging Markets Fund, Inc., Institutional Class	281	5,684
BlackRock Equity Dividend Fund, Institutional Class	286,322	6,187,422
BlackRock International Fund, Institutional Class	111,883	1,503,712
BlackRock International Opportunities Portfolio, Institutional Class	83,654	3,014,067
BlackRock Long-Horizon Equity Fund, Institutional Class	523,768	6,945,161
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	112,253	2,980,313
BlackRock U.S. Opportunities Portfolio, Institutional Class	36,376	1,474,677
iShares Dow Jones U.S. Financial Sector Index Fund	98,655	6,694,728
iShares Dow Jones U.S. Industrial Sector Index Fund	54,278	4,432,342
iShares MSCI Germany Index Fund	61,466	1,504,073

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds (concluded)
Master Basic Value LLC	$6,182,978	$6,182,978
Master Large Cap Growth Portfolio	$6,191,211	6,191,211
Master Value Opportunities LLC	$1,448,287	1,448,287

		54,833,196

Fixed Income Funds – 15.7%
BlackRock High Yield Bond Portfolio, BlackRock Class	182,731	1,503,877
Master Total Return Portfolio	$9,017,128	9,017,128

		10,521,005

Total Affiliated Investment Companies
(Cost – $57,729,761) – 97.7%		65,354,201
Other Assets Less Liabilities – 2.3%		1,504,389

Net Assets – 100.0%		$66,858,590

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2013	Value at March 31, 2013	Income	Realized Gain

BlackRock Capital Appreciation Fund, Inc., BlackRock Class	268,300	36,138	65,454	238,984	$6,268,541	$51,621	$310,779
BlackRock Emerging Markets Fund, Inc., Institutional Class	–	93,776	93,495	281	$5,684	–	$12,155
BlackRock Equity Dividend Fund, Institutional Class	449,918	47,296	210,892	286,322	$6,187,422	$116,524	$876,373
BlackRock High Yield Bond Portfolio, BlackRock Class	99,932	82,799	–	182,731	$1,503,877	$31,696	$3,072
BlackRock International Fund, Institutional Class	110,422	1,461	–	111,883	$1,503,712	$18,792	–
BlackRock International Opportunities Portfolio, Institutional Class	82,292	1,362	–	83,654	$3,014,067	$45,831	–
BlackRock Liquidity Funds, TempFund, Institutional Class	987,862	–	987,862[2]	–	–	$659	–
BlackRock Long-Horizon Equity Fund, Institutional Class	497,227	26,541	–	523,768	$6,945,161	$182,329	$142,262
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	100,255	11,998	–	112,253	$2,980,313	$7,028	$265,913
BlackRock U.S. Opportunities Portfolio, Institutional Class	35,259	1,117	–	36,376	$1,474,677	$11,790	$27,843
iShares Dow Jones U.S. Financial Sector Index Fund	–	98,655	–	98,655	$6,694,728	$18,941	–
iShares Dow Jones U.S. Industrial Sector Index Fund	–	54,278	–	54,278	$4,432,342	$16,187	–
iShares Dow Jones U.S. Technology Sector Index Fund	16,756	–	16,756	–	–	$4,591	$23,477
iShares MSCI Emerging Markets Index Fund	46,917	–	46,917	–	–	$12,307	$285,932
iShares MSCI Germany Index Fund	61,466	–	–	61,466	$1,504,073	–	–
Master Basic Value LLC	$ 1,667,521	$4,515,457[1]	–	$6,182,978	$6,182,978	$27,933	$165,002
Master Large Cap Growth Portfolio	$ 4,043,727	$2,147,484[1]	–	$6,191,211	$6,191,211	$45,341	$169,866
Master S&P 500 Index Series	$ 8,857,289	–	$8,857,289[2]	–	–	$49,295	$2,698
Master Total Return Portfolio	$10,348,489	–	$1,331,361[2]	$9,017,128	$9,017,128	$212,882	$47,032
Master Value Opportunities LLC	$ 1,268,607	$179,680[1]	–	$1,448,287	$1,448,287	$9,268	$84,298

1 Represents net beneficial interest purchased.

2 Represents net shares/beneficial interest sold.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Affiliated Investment Companies	$ 42,514,597	$ 22,839,604	–	$ 65,354,201

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, a bank overdraft of $284,112 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	17

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds – 99.9%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	206,607	$5,419,294
BlackRock Emerging Markets Fund, Inc., Institutional Class	172	3,486
BlackRock Equity Dividend Fund, Institutional Class	247,601	5,350,654
BlackRock International Fund, Institutional Class	64,013	860,333
BlackRock International Opportunities Portfolio, Institutional Class	55,156	1,987,272
BlackRock Long-Horizon Equity Fund, Institutional Class	297,694	3,947,428
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	79,479	2,110,171
BlackRock U.S. Opportunities Portfolio, Institutional Class	27,021	1,095,438
iShares Dow Jones U.S. Financial Sector Index Fund	63,607	4,316,371
iShares Dow Jones U.S. Industrial Sector Index Fund	36,684	2,995,615
iShares MSCI Germany Index Fund	38,119	932,772
Master Basic Value LLC	$5,337,664	5,337,664

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value

Equity Funds (concluded)
Master Large Cap Growth Portfolio	$5,351,042	$5,351,042
Master Value Opportunities LLC	$1,029,737	1,029,737

		40,737,277

Total Affiliated Investment Companies
(Cost – $34,342,154) – 99.9%		40,737,277
Other Assets Less Liabilities – 0.1%		28,961

Net Assets – 100.0%		$40,766,238

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2013	Value at March 31, 2013	Income	Realized Gain (Loss)

BlackRock Capital Appreciation Fund, Inc., BlackRock Class	278,946	23,168	95,507	206,607	$5,419,294	$50,787	$349,731
BlackRock Emerging Markets Fund, Inc., Institutional Class	–	57,976	57,804	172	$3,486	–	$7,514
BlackRock Equity Dividend Fund, Institutional Class	307,605	49,053	109,057	247,601	$5,350,654	$78,552	$254,416
BlackRock International Fund, Institutional Class	63,177	836	–	64,013	$860,333	$10,752	–
BlackRock International Opportunities Portfolio, Institutional Class	54,257	899	–	55,156	$1,987,272	$30,218	–
BlackRock Liquidity Funds, TempFund, Institutional Class	238,452	–	238,452[2]	–	–	$355	–
BlackRock Long-Horizon Equity Fund, Institutional Class	282,610	15,084	–	297,694	$3,947,428	$103,630	$80,858
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	70,985	8,494	–	79,479	$2,110,171	$4,976	$188,277
BlackRock U.S. Opportunities Portfolio, Institutional Class	26,192	829	–	27,021	$1,095,438	$8,758	$20,682
iShares Dow Jones U.S. Financial Sector Index Fund	–	76,134	12,527	63,607	$4,316,371	$12,212	$(2,559)
iShares Dow Jones U.S. Industrial Sector Index Fund	–	41,888	5,204	36,684	$2,995,615	$10,940	$(2,183)
iShares Dow Jones U.S. Technology Sector Index Fund	10,391	–	10,391	–	–	$2,847	$14,559
iShares MSCI Emerging Markets Index Fund	29,096	–	29,096	–	–	$7,632	$177,324
iShares MSCI Germany Index Fund	38,119	–	–	38,119	$932,772	–	–
Master Basic Value LLC	$3,867,559	$1,470,105[1]	–	$5,337,664	$5,337,664	$56,112	$350,483
Master Large Cap Growth Portfolio	$3,103,121	$2,247,921[1]	–	$5,351,042	$5,351,042	$35,280	$137,786
Master S&P 500 Index Series	$6,172,704	–	$6,172,704[2]	–	–	$31,461	$1,390
Master Value Opportunities LLC	$ 901,984	$127,753[1]	–	$1,029,737	$1,029,737	$6,590	$57,804

1 Represents net beneficial interest purchased.

2 Represents net shares/beneficial interest sold.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market - corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Affiliated Investment Companies	$ 29,018,834	$ 11,718,443	–	$ 40,737,277

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, a bank overdraft of $1,087,264 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	19

Statements of Assets and Liabilities

March 31, 2013 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Assets

Investments at value – affiliated[1]	$71,883,322	$99,856,038	$65,354,201	$40,737,277
Investments sold receivable – affiliated	2,036,500	2,921,100	1,885,800	1,165,900
Capital shares sold receivable	98,347	95,742	38,377	11,967
Dividends receivable – affiliated	17,163	36,739	31,599	20,701
Receivable from Manager	10,589	13,116	15,254	17,548
Prepaid expenses	33,452	35,461	33,159	32,354

Total assets	74,079,373	102,958,196	67,358,390	41,985,747

Liabilities

Bank overdraft	370,524	383,271	284,112	1,087,264
Capital shares redeemed payable	281,531	118,552	97,616	41,499
Service and distribution fees payable	35,625	48,980	32,418	18,542
Officer’s and Trustees’ fees payable	6,014	6,121	6,458	5,966
Other affiliates payable	400	715	387	–
Payable to Manager	2,352	681	–	–
Other accrued expenses payable	77,302	82,836	78,809	66,238

Total liabilities	773,748	641,156	499,800	1,219,509

Net Assets	$73,305,625	$102,317,040	$66,858,590	$40,766,238

Net Assets Consist of

Paid-in capital	$66,207,811	$90,180,821	$64,890,123	$37,980,792
Undistributed net investment income	749,469	1,407,594	746,504	327,340
Accumulated net realized gain (loss)	1,076,129	474,713	(6,402,477)	(3,937,017)
Net unrealized appreciation/depreciation	5,272,216	10,253,912	7,624,440	6,395,123

Net Assets	$73,305,625	$102,317,040	$66,858,590	$40,766,238

[1] Investments at cost – affiliated	$66,611,106	$89,602,126	$57,729,761	$34,342,154

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Assets and Liabilities (concluded)

				BlackRock
	BlackRock	BlackRock	BlackRock	Aggressive
	Conservative	Moderate	Growth	Growth
	Prepared	Prepared	Prepared	Prepared
March 31, 2013 (Unaudited)	Portfolio	Portfolio	Portfolio	Portfolio

Net Asset Value

Institutional
Net assets	$1,950,673	$2,992,523	$3,071,877	$1,592,087

Shares outstanding[1]	171,413	260,416	269,208	141,398

Net asset value	$11.38	$11.49	$11.41	$11.26

Investor A
Net assets	$32,179,165	$43,242,258	$27,914,842	$19,164,856

Shares outstanding[1]	2,848,874	3,783,058	2,469,763	1,721,550

Net asset value	$11.30	$11.43	$11.30	$11.13

Investor C
Net assets	$30,222,845	$40,698,182	$27,727,289	$14,835,448

Shares outstanding[1]	2,689,514	3,591,249	2,488,686	1,361,071

Net asset value	$11.24	$11.33	$11.14	$10.90

Class R
Net assets	$8,952,942	$15,384,077	$8,144,582	$5,173,847

Shares outstanding[1]	796,324	1,352,403	724,251	467,628

Net asset value	$11.24	$11.38	$11.25	$11.06

1Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	21

Statements of Operations

				BlackRock
	BlackRock	BlackRock	BlackRock	Aggressive
	Conservative	Moderate	Growth	Growth
	Prepared	Prepared	Prepared	Prepared
Six Months Ended March 31, 2013 (Unaudited)	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income

Dividends – affiliated	$253,185	$573,802	$518,296	$321,659
Net investment income allocated from affiliated Master
Portfolios:
Income	833,750	857,104	330,569	129,443
Expenses	(78,437)	(82,313)	(36,055)	(21,271)

Total income	1,008,498	1,348,593	812,810	429,831

Fund Expenses

Service and distribution – class specific	202,495	285,332	187,368	107,498
Transfer agent – class specific	50,360	57,272	46,585	39,690
Professional	30,254	32,423	30,440	29,788
Registration	23,359	23,438	23,023	22,477
Administration	25,618	36,526	23,644	14,599
Printing	10,455	15,015	9,932	6,714
Officer and Trustees	9,617	9,834	10,022	9,410
Accounting	7,815	7,833	7,815	6,303
Administration – class specific	8,536	12,177	7,887	4,868
Custodian	6,981	6,981	7,054	7,065
Miscellaneous	5,826	6,112	5,936	5,701
Recoupment of past waived fees – class specific	2,352	240	–	–

Total expenses	383,668	493,183	359,706	254,113
Less administration fees waived	(25,618)	(36,526)	(23,644)	(14,599)
Less administration fees waived – class specific	(5,338)	(6,555)	(6,430)	(4,868)
Less transfer agent fees waived – class specific	(495)	(302)	(364)	(653)
Less transfer agent fees reimbursed – class specific	(11,506)	(12,417)	(15,790)	(24,684)
Less expenses reimbursed by Manager	(49,872)	(57,860)	(72,151)	(69,969)

Total expenses after fees waived and reimbursed	290,839	379,523	241,327	139,340

Net investment income.	717,659	969,070	571,483	290,491

Realized and Unrealized Gain

Net realized gain from:
Investments – affiliated	388,131	1,273,208	1,506,241	797,154
Capital gain distributions received from affiliated investment companies	185,895	438,347	441,565	291,465
Allocation from affiliated Master Portfolios	647,220	798,870	492,668	547,463

	1,221,246	2,510,425	2,440,474	1,636,082

Net change in unrealized appreciation/depreciation on:
Investments – affiliated	1,262,117	2,258,671	1,542,943	1,174,197
Allocation from affiliated Master Portfolios	111,538	209,921	155,035	223,532

	1,373,655	2,468,592	1,697,978	1,397,729

Total realized and unrealized gain	2,594,901	4,979,017	4,138,452	3,033,811

Net Increase in Net Assets Resulting from Operations	$3,312,560	$5,948,087	$4,709,935	$3,324,302

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2013

Statements of Changes in Net Assets

	BlackRock		BlackRock
	Conservative		Moderate
	Prepared		Prepared
	Portfolio		Portfolio
	Six Months		Six Months
	Ended		Ended
	March 31,	Year Ended	March 31,	Year Ended
	2013	September 30,	2013	September 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2012	(Unaudited)	2012

Operations

Net investment income	$717,659	$1,224,816	$969,070	$1,527,814
Net realized gain	1,221,246	1,325,939	2,510,425	2,133,094
Net change in unrealized appreciation/depreciation	1,373,655	4,870,684	2,468,592	10,337,262

Net increase in net assets resulting from operations	3,312,560	7,421,439	5,948,087	13,998,170

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(43,170)	(48,233)[1]	(41,026)	(46,588)[1]
Investor A	(637,546)	(459,611)[1]	(569,174)	(663,428)[1]
Investor C	(456,631)	(451,246)[1]	(318,258)	(607,964)[1]
Class R	(162,653)	(170,917)[1]	(199,833)	(282,030)[1]
Net realized gain:
Institutional	(30,932)	(10,802)[1]	–	–
Investor A	(521,537)	(115,859)[1]	–	–
Investor C	(544,467)	(162,717)[1]	–	–
Class R	(150,363)	(48,482)[1]	–	–

Decrease in net assets resulting from dividends to shareholders	(2,547,299)	–	(1,128,291)	(1,600,010)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	8,710,349	11,935,613	1,260,209	8,818,499

Net Assets

Total increase (decrease) in net assets	9,475,610	17,889,185	6,080,005	(21,216,659)
Beginning of period	63,830,015	45,940,830	96,237,035	75,020,376

End of period	$73,305,625	$63,830,015	$102,317,040	$96,237,035

Undistributed net investment income	$749,469	$1,331,810	$1,407,594	$1,566,815

1 Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	23

Statements of Changes in Net Assets (concluded)

			BlackRock
	BlackRock		Aggressive
	Growth		Growth
	Prepared		Prepared
	Portfolio		Portfolio
	Six Months		Six Months
	Ended		Ended
	March 31,	Year Ended	March 31,	Year Ended
	2013	September 30,	2013	September 30,
Increase in Net Assets:	(Unaudited)	2012	(Unaudited)	2012

Operations

Net investment income	$571,483	$792,652	$290,491	$238,890
Net realized gain	2,440,474	1,548,006	1,636,082	801,261
Net change in unrealized appreciation/depreciation	1,697,978	9,169,794	1,397,729	6,551,971

Net increase in net assets resulting from operations	4,709,935	11,510,452	3,324,302	7,592,122

Dividends to Shareholders From

Net investment income:
Institutional	(47,248)	(65,506)[1]	(18,212)	(23,990)[1]
Investor A	(395,650)	(368,380)[1]	(164,706)	(103,123)[1]
Investor C	(221,638)	(192,461)[1]	(15,364)	–
Class R	(101,698)	(104,595)[1]	(43,526)	(30,936)[1]

Decrease in net assets resulting from dividends to shareholders	(766,234)	(730,942)	(241,808)	(158,049)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	368,228	(6,610,001)	(1,574,784)	436,608

Net Assets

Total increase in net assets	4,311,929	4,169,509	1,507,710	7,870,681
Beginning of period	62,546,661	58,377,152	39,258,528	31,387,847

End of period	$66,858,590	$62,546,661	$40,766,238	$39,258,528

Undistributed net investment income	$746,504	$941,255	$327,340	$278,657

1 Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional											Investor A
	Six Months Ended March 31, 2013		Year Ended September 30,									Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009		2008	(Unaudited)		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.31		$10.14		$10.19		$9.50		$9.24		$10.74	$11.21		$10.06		$10.12		$9.45		$9.20		$10.72
Net investment income[1]	0.17		0.32		0.33		0.31		0.33		0.35	0.15		0.27		0.28		0.25		0.29		0.32
Net realized and unrealized gain (loss)	0.40		1.23		(0.10)		0.70		0.24		(1.54)	0.41		1.22		(0.10)		0.71		0.24		(1.54)
Net increase (decrease) from investment operations	0.57		1.55		0.23		1.01		0.57		(1.19)	0.56		1.49		0.18		0.96		0.53		(1.22)
Dividends and distributions from:
Net investment income	(0.29)		(0.31)[2]		(0.28)[2]		(0.32)[2]		(0.21)[2]		(0.23)[2]	(0.26)		(0.27)[2]		(0.24)[2]		(0.29)[2]		(0.18)[2]		(0.22)[2]
Net realized gain	(0.21)		(0.07)[2]		–		–		(0.10)[2]		(0.08)[2]	(0.21)		(0.07)[2]		–		–		(0.10)[2]		(0.08)[2]
Total dividends and distributions	(0.50)		(0.38)		(0.28)		(0.32)		(0.31)		(0.31)	(0.47)		(0.34)		(0.24)		(0.29)		(0.28)		(0.30)
Net asset value, end of period	$11.38		$11.31		$10.14		$10.19		$9.50		$9.24	$11.30		$11.21		$10.06		$10.12		$9.45		$9.20

Total Investment Return[3]
Based on net asset value	5.22%	[4]	15.66%		2.15%	[5]	10.85%		6.85%		(11.43)%	5.11%	[4]	15.19%		1.71%	[5]	10.31%		6.41%		(11.76)%

Ratios to Average Net Assets
Total expenses	0.67%	[6,7]	0.84%	[8]	0.77%	[9]	0.53%	[10]	0.64%	[11]	0.68% [12]	0.99%	[6,7]	1.15%	[8]	1.10%	[9]	0.91%	[10]	1.01%	[11]	1.10% [12]
Total expenses excluding recoupment of past waived fees	0.67%	[6,7]	0.84%	[8]	0.77%	[9]	0.53%	[10]	0.64%	[11]	0.68% [12]	0.97%	[6,7]	1.15%	[8]	1.10%	[9]	0.91%	[10]	1.01%	[11]	1.10% [12]
Total expenses after fees waived, reimbursed and paid indirectly	0.36%	[6,7]	0.47%	[8]	0.40%	[9]	0.13%	[10]	0.13%	[11]	0.13% [12]	0.76%	[6,7]	0.87%	[8]	0.78%	[9]	0.53%	[10]	0.52%	[11]	0.51% [12]
Net investment income	2.80%	[6,7]	3.00%	[8]	3.11%	[9]	3.14%	[10]	3.94%	[11]	3.38% [12]	2.41%	[6,7]	2.56%	[8]	2.67%	[9]	2.62%	[10]	3.45%	[11]	3.08% [12]

Supplemental Data
Net assets, end of period (000)	$1,951		$1,692		$1,399		$1,423		$1,352		$835	$32,179		$26,058		$14,922		$12,279		$9,657		$7,416
Portfolio turnover	22%		48%		144%		49%		80%		46%	22%		48%		144%		49%		80%		46%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	25

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C											Class R
	Six Months Ended March 31, 2013		Year Ended September 30,									Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009		2008	(Unaudited)		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.12		$9.97		$10.03		$9.37		$9.11		$10.66	$11.15		$10.00		$10.05		$9.40		$9.16		$10.70
Net investment income[1]	0.11		0.20		0.21		0.19		0.22		0.23	0.14		0.25		0.26		0.23		0.27		0.27
Net realized and unrealized gain (loss)	0.40		1.21		(0.10)		0.70		0.25		(1.52)	0.39		1.21		(0.09)		0.69		0.24		(1.52)
Net increase (decrease) from investment operations	0.51		1.41		0.11		0.89		0.47		(1.29)	0.53		1.46		0.17		0.92		0.51		(1.25)
Dividends and distributions from:
Net investment income	(0.18)		(0.19)[2]		(0.17)[2]		(0.23)[2]		(0.11)[2]		(0.18)[2]	(0.23)		(0.24)[2]		(0.22)[2]		(0.27)[2]		(0.17)[2]		(0.21)[2]
Net realized gain	(0.21)		(0.07)[2]		–		–		(0.10)[2]		(0.08)[2]	(0.21)		(0.07)[2]		–		–		(0.10)[2]		(0.08)[2]
Total dividends and distributions	(0.39)		(0.26)		(0.17)		(0.23)		(0.21)		(0.26)	(0.44)		(0.31)		(0.22)		(0.27)		(0.27)		(0.29)
Net asset value, end of period	$11.24		$11.12		$9.97		$10.03		$9.37		$9.11	$11.24		$11.15		$10.00		$10.05		$9.40		$9.16

Total Investment Return[3]
Based on net asset value	4.67%	[4]	14.40%		0.99%	[5]	9.61%		5.64%		(12.48)%	4.86%	[4]	14.94%		1.62%	[5]	10.02%		6.17%		(12.04)%

Ratios to Average Net Assets
Total expenses	1.77%	[6,7]	1.95%	[8]	1.90%	[9]	1.69%	[10]	1.80%	[11]	1.70% [12]	1.35%	[6,7]	1.56%	[8]	1.51%	[9]	1.33%	[10]	1.50%	[11]	1.33% [12]
Total expenses after fees waived, reimbursed and paid indirectly	1.48%	[6,7]	1.59%	[8]	1.52%	[9]	1.25%	[10]	1.25%	[11]	1.23% [12]	0.97%	[6,7]	1.08%	[8]	1.01%	[9]	0.74%	[10]	0.74%	[11]	0.73% [12]
Net investment income	1.71%	[6,7]	1.89%	[8]	1.97%	[9]	1.93%	[10]	2.69%	[11]	2.26% [12]	2.21%	[6,7]	2.40%	[8]	2.47%	[9]	2.36%	[10]	3.30%	[11]	2.66% [12]

Supplemental Data
Net assets, end of period (000)	$30,223		$28,169		$22,824		$23,786		$20,403		$17,299	$8,953		$7,911		$6,796		$6,751		$4,432		$3,265
Portfolio turnover	22%		48%		144%		49%		80%		46%	22%		48%		144%		49%		80%		46%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional											Investor A
	Six Months Ended March 31, 2013		Year Ended September 30,									Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009		2008	(Unaudited)		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.96		$9.48		$9.62		$8.94		$9.00		$11.02	$10.90		$9.43		$9.56		$8.90		$8.96		$11.00
Net investment income[1]	0.16		0.26		0.24		0.18		0.22		0.24	0.14		0.22		0.20		0.18		0.18		0.22
Net realized and unrealized gain (loss)	0.55		1.50		(0.14)		0.71		0.06		(1.90)	0.55		1.49		(0.13)		0.65		0.08		(1.91)
Net increase (decrease) from investment operations	0.71		1.76		0.10		0.89		0.28		(1.66)	0.69		1.71		0.07		0.83		0.26		(1.69)
Dividends and distributions from:
Net investment income	(0.18)		(0.28)[2]		(0.24)[2]		(0.21)[2]		(0.15)[2]		(0.22)[2]	(0.16)		(0.24)[2]		(0.20)[2]		(0.17)[2]		(0.13)[2]		(0.21)[2]
Net realized gain	–		–		–		–		(0.19)[2]		(0.14)[2]	–		–		–		–		(0.19)[2]		(0.14)[2]
Total dividends and distributions	(0.18)		(0.28)		(0.24)		(0.21)		(0.34)		(0.36)	(0.16)		(0.24)		(0.20)		(0.17)		(0.32)		(0.35)
Net asset value, end of period	$11.49		$10.96		$9.48		$9.62		$8.94		$9.00	$11.43		$10.90		$9.43		$9.56		$8.90		$8.96

Total Investment Return[3]
Based on net asset value	6.59%	[4]	18.90%		0.85%	[5]	10.02%		4.04%		(15.53)%	6.39%	[4]	18.45%		0.59%	[5]	9.47%		3.71%		(15.86)%

Ratios to Average Net Assets
Total expenses	0.55%	[6,7]	0.70%	[6]	0.64%	[8]	0.47%	[9]	0.49%	[10]	0.50% [11]	0.81%	[6,7]	0.96%	[6]	0.89%	[8]	0.68%	[9]	0.76%	[10]	0.78% [11]
Total expenses excluding recoupment of past waived fees	0.55%	[6,7]	0.70%	[6]	0.64%	[8]	0.47%	[9]	0.49%	[10]	0.50% [11]	0.81%	[6,7]	0.96%	[6]	0.89%	[8]	0.68%	[9]	0.75%	[10]	0.78% [11]
Total expenses after fees waived, reimbursed and paid indirectly	0.26%	[6,7]	0.37%	[6]	0.31%	[8]	0.09%	[9]	0.09%	[10]	0.09% [11]	0.61%	[6,7]	0.74%	[6]	0.69%	[8]	0.48%	[9]	0.48%	[10]	0.48% [11]
Net investment income	2.68%	[6,7]	2.49%	[6]	2.34%	[8]	1.92%	[9]	2.85%	[10]	2.36% [11]	2.32%	[6,7]	2.12%	[6]	1.95%	[8]	1.91%	[9]	2.36%	[10]	2.16% [11]

Supplemental Data
Net assets, end of period (000)	$2,993		$2,141		$1,336		$1,445		$1,327		$1,501	$43,242		$39,411		$24,336		$24,668		$22,657		$17,506
Portfolio turnover	28%		57%		147%		50%		62%		34%	28%		57%		147%		50%		62%		34%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	27

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C											Class R
	Six Months Ended March 31, 2013		Year Ended September 30,									Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009		2008	(Unaudited)		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.78		$9.32		$9.46		$8.81		$8.88		$10.93	$10.84		$9.38		$9.51		$8.86		$8.93		$10.97
Net investment income[1]	0.09		0.14		0.12		0.11		0.13		0.14	0.13		0.21		0.18		0.17		0.17		0.20
Net realized and unrealized gain (loss)	0.55		1.48		(0.13)		0.66		0.06		(1.89)	0.55		1.47		(0.12)		0.65		0.08		(1.89)
Net increase (decrease) from investment operations	0.64		1.62		(0.01)		0.77		0.19		(1.75)	0.68		1.68		0.06		0.82		0.25		(1.69)
Dividends and distributions from:
Net investment income	(0.09)		(0.16)[2]		(0.13)[2]		(0.12)[2]		(0.07)[2]		(0.16)[2]	(0.14)		(0.22)[2]		(0.19)[2]		(0.17)[2]		(0.13)[2]		(0.21)[2]
Net realized gain	–		–		–		–		(0.19)[2]		(0.14)[2]	–		–		–		–		(0.19)[2]		(0.14)[2]
Total dividends and distributions	(0.09)		(0.16)		(0.13)		(0.12)		(0.26)		(0.30)	(0.14)		(0.22)		(0.19)		(0.17)		(0.32)		(0.35)
Net asset value, end of period	$11.33		$10.78		$9.32		$9.46		$8.81		$8.88	$11.38		$10.84		$9.38		$9.51		$8.86		$8.93

Total Investment Return[3]
Based on net asset value	5.97%	[4]	17.51%		(0.23)%	[5]	8.76%		2.83%		(16.42)%	6.39%	[4]	18.16%		0.54%	[5]	9.34%		3.63%		(15.93)%

Ratios to Average Net Assets
Total expenses	1.63%	[6,7]	1.77%	[6]	1.68%	[8]	1.48%	[9]	1.57%	[10]	1.49% [11]	1.13%	[6,7]	1.26%	[6]	1.19%	[8]	1.01%	[9]	1.10%	[10]	1.05% [11]
Total expenses excluding recoupment of past waived fees	1.63%	[6,7]	1.77%	[6]	1.68%	[8]	1.48%	[9]	1.57%	[10]	1.49% [11]	1.13%	[6,7]	1.26%	[6]	1.19%	[8]	1.01%	[9]	1.10%	[10]	1.05% [11]
Total expenses after fees waived, reimbursed and paid indirectly	1.41%	[6,7]	1.52%	[6]	1.46%	[8]	1.24%	[9]	1.24%	[10]	1.20% [11]	0.76%	[6,7]	0.87%	[6]	0.81%	[8]	0.59%	[9]	0.59%	[10]	0.59% [11]
Net investment income	1.53%	[6,7]	1.41%	[6]	1.22%	[8]	1.17%	[9]	1.68%	[10]	1.41% [11]	2.19%	[6,7]	2.04%	[6]	1.81%	[8]	1.84%	[9]	2.20%	[10]	1.95% [11]

Supplemental Data
Net assets, end of period (000)	$40,698		$39,805		$36,963		$44,195		$37,646		$37,472	$15,384		$14,881		$12,385		$13,573		$10,028		$6,439
Portfolio turnover	28%		57%		147%		50%		62%		34%	28%		57%		147%		50%		62%		34%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional											Investor A
	Six Months Ended March 31, 2013		Year Ended September 30,									Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009		2008	(Unaudited)		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.77		$9.04		$9.19		$8.53		$8.74		$11.32	$10.65		$8.95		$9.10		$8.45		$8.70		$11.29
Net investment income[1]	0.14		0.22		0.16		0.15		0.13		0.16	0.12		0.16		0.12		0.11		0.09		0.11
Net realized and unrealized gain (loss)	0.71		1.70		(0.17)		0.62		(0.10)		(2.23)	0.70		1.70		(0.16)		0.62		(0.10)		(2.20)
Net increase (decrease) from investment operations	0.85		1.92		(0.01)		0.77		0.03		(2.07)	0.82		1.86		(0.04)		0.73		(0.01)		(2.09)
Dividends and distributions from:
Net investment income	(0.21)		(0.19)[2]		(0.14)[2]		(0.11)[2]		–		(0.27)[2]	(0.17)		(0.16)[2]		(0.11)[2]		(0.08)[2]		–		(0.25)[2]
Net realized gain	–		–		–		–		(0.24)[2]		(0.24)[2]	–		–		–		–		(0.24)[2]		(0.25)[2]
Total dividends and distributions	(0.21)		(0.19)		(0.14)		(0.11)		(0.24)		(0.51)	(0.17)		(0.16)		(0.11)		(0.08)		(0.24)		(0.50)
Net asset value, end of period	$11.41		$10.77		$9.04		$9.19		$8.53		$8.74	$11.30		$10.65		$8.95		$9.10		$8.45		$8.70

Total Investment Return[3]
Based on net asset value	8.01%	[4]	21.49%		(0.21)%	[5]	9.00%		1.01%		(19.08)%	7.81%	[4]	20.94%		(0.54)%	[5]	8.72%		0.55%		(19.36)%

Ratios to Average Net Assets
Total expenses	0.64%	[6,7]	0.75%	[8]	0.61%	[9]	0.47%	[10]	0.50%	[11]	0.41% [12]	0.88%	[6,7]	1.00%	[8]	0.92%	[9]	0.75%	[10]	0.80%	[11]	0.72% [12]
Total expenses excluding recoupment of past waived fees	0.64%	[6,7]	0.75%	[8]	0.61%	[9]	0.47%	[10]	0.50%	[11]	0.41% [12]	0.88%	[6,7]	1.00%	[8]	0.90%	[9]	0.74%	[10]	0.79%	[11]	0.72% [12]
Total expenses after fees waived, reimbursed and paid indirectly	0.18%	[6,7]	0.29%	[8]	0.24%	[9]	0.07%	[10]	0.07%	[11]	0.07% [12]	0.56%	[6,7]	0.67%	[8]	0.61%	[9]	0.45%	[10]	0.45%	[11]	0.43% [12]
Net investment income	2.44%	[6,7]	2.20%	[8]	1.56%	[9]	1.74%	[10]	1.77%	[11]	1.52% [12]	2.12%	[6,7]	1.59%	[8]	1.21%	[9]	1.25%	[10]	1.25%	[11]	1.12% [12]

Supplemental Data
Net assets, end of period (000)	$3,072		$2,415		$3,178		$3,321		$4,148		$7,703	$27,915		$24,239		$20,879		$18,737		$17,136		$16,927
Portfolio turnover	35%		46%		150%		46%		55%		36%	35%		46%		150%		46%		55%		36%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.51%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	29

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C										Class R
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009	2008	(Unaudited)		2012		2011		2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.46		$8.77		$8.92		$8.31		$8.62	$11.23	$10.58		$8.88		$9.03		$8.41		$8.67	$11.27
Net investment income[1]	0.08		0.09		0.05		0.05		0.04	0.05	0.11		0.14		0.10		0.08		0.06	0.08
Net realized and unrealized gain (loss)	0.69		1.67		(0.16)		0.62		(0.11)	(2.21)	0.70		1.69		(0.15)		0.62		(0.08)	(2.19)
Net increase (decrease) from investment operations	0.77		1.76		(0.11)		0.67		(0.07)	(2.16)	0.81		1.83		(0.05)		0.70		(0.02)	(2.11)
Dividends and distributions from:
Net investment income	(0.09)		(0.07)[2]		(0.04)[2]		(0.06)[2]		–	(0.20)[2]	(0.14)		(0.13)[2]		(0.10)[2]		(0.08)[2]		–	(0.25)[2]
Net realized gain	–		–		–		–		(0.24)[2]	(0.25)[2]	–		–		–		–		(0.24)[2]	(0.24)[2]
Total dividends and distributions	(0.09)		(0.07)		(0.04)		(0.06)		(0.24)	(0.45)	(0.14)		(0.13)		(0.10)		(0.08)		(0.24)	(0.49)
Net asset value, end of period	$11.14		$10.46		$8.77		$8.92		$8.31	$8.62	$11.25		$10.58		$8.88		$9.03		$8.41	$8.67

Total Investment Return[3]
Based on net asset value	7.39%	[4]	20.12%		(1.24)%	[5]	7.92%		(0.16)%	(19.99)%	7.79%	[4]	20.73%		(0.64)%	[5]	8.36%		0.43%	(19.59)%

Ratios to Average Net Assets
Total expenses	1.69%	[6,7]	1.80%	[8]	1.70%	[9]	1.57%	[10]	1.65% [11]	1.48% [12]	1.19%	[6,7]	1.29%	[8]	1.18%	[9]	1.06%	[10]	1.19% [11]	1.02% [12]
Total expenses after fees waived, reimbursed and paid indirectly	1.28%	[6,7]	1.39%	[8]	1.34%	[9]	1.17%	[10]	1.17% [11]	1.17% [12]	0.73%	[6,7]	0.84%	[8]	0.79%	[9]	0.62%	[10]	0.62% [11]	0.62% [12]
Net investment income	1.42%	[6,7]	0.89%	[8]	0.52%	[9]	0.55%	[10]	0.57% [11]	0.49% [12]	1.97%	[6,7]	1.44%	[8]	1.03%	[9]	0.92%	[10]	0.87% [11]	0.79% [12]

Supplemental Data
Net assets, end of period (000)	$27,727		$27,761		$26,464		$31,253		$29,994	$32,689	$8,145		$8,131		$7,856		$8,476		$5,297	$3,277
Portfolio turnover	35%		46%		150%		46%		55%	36%	35%		46%		150%		46%		55%	36%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.51%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2013

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional										Investor A		Investor A
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009	2008	(Unaudited)		2012		2011		2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.44		$8.45		$8.74		$8.06		$8.57	$11.55	$10.32		$8.35		$8.65		$8.00		$8.53	$11.52
Net investment income[1]	0.11		0.14		0.09		0.07		0.05	0.07	0.09		0.09		0.05		0.07		0.01	0.03
Net realized and unrealized gain (loss)	0.84		1.96		(0.30)		0.61		(0.31)	(2.59)	0.82		1.96		(0.30)		0.58		(0.29)	(2.58)
Net increase (decrease) from investment operations	0.95		2.10		(0.21)		0.68		(0.26)	(2.52)	0.91		2.05		(0.25)		0.65		(0.28)	(2.55)
Dividends and distributions from:
Net investment income	(0.13)		(0.11)[2]		(0.08)[2]		–		–	(0.15)[2]	(0.10)		(0.08)[2]		(0.05)[2]		–		–	(0.14)[2]
Net realized gain	–		–		–		–		(0.25)[2]	(0.31)[2]	–		–		–		–		(0.25)[2]	(0.30)[2]
Total dividends and distributions	(0.13)		(0.11)		(0.08)		–		(0.25)	(0.46)	(0.10)		(0.08)		(0.05)		–		(0.25)	(0.44)
Net asset value, end of period	$11.26		$10.44		$8.45		$8.74		$8.06	$8.57	$11.13		$10.32		$8.35		$8.65		$8.00	$8.53

Total Investment Return[3]
Based on net asset value	9.19%	[4]	25.05%		(2.55)%	[5]	8.44%		(2.22)%	(22.69)%	8.92%	[4]	24.72%		(3.00)%	[5]	8.13%		(2.48)%	(22.96)%

Ratios to Average Net Assets
Total expenses	0.82%	[6,7]	0.92%	[8]	0.77%	[9]	0.72%	[10]	0.79% [11]	0.65% [12]	1.06%	[6,7]	1.18%	[8]	1.07%	[9]	1.00%	[10]	1.15% [11]	0.99% [12]
Total expenses after fees waived, reimbursed and paid indirectly	0.20%	[6,7]	0.26%	[8]	0.21%	[9]	0.09%	[10]	0.09% [11]	0.09% [12]	0.54%	[6,7]	0.60%	[8]	0.55%	[9]	0.43%	[10]	0.42% [11]	0.43% [12]
Net investment income	2.11%	[6,7]	1.41%	[8]	0.91%	[9]	0.79%	[10]	0.69% [11]	0.71% [12]	1.76%	[6,7]	0.96%	[8]	0.54%	[9]	0.79%	[10]	0.20% [11]	0.26% [12]

Supplemental Data
Net assets, end of period (000)	$1,592		$1,754		$2,082		$2,112		$2,566	$3,484	$19,165		$17,299		$10,287		$8,512		$9,328	$6,894
Portfolio turnover	37%		61%		117%		46%		55%	20%	37%		61%		117%		46%		55%	20%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.56%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2013	31

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C										Class R
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009	2008	(Unaudited)		2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.05		$8.12		$8.43		$7.86		$8.45	$11.45	$10.24		$8.29		$8.58		$7.95		$8.50		$11.49
Net investment income (loss)[1]	0.05		0.03		(0.01)		(0.01)		(0.03)	(0.05)	0.09		0.08		0.04		0.03		0.00	[2]	(0.01)
Net realized and unrealized gain (loss)	0.81		1.90		(0.30)		0.58		(0.31)	(2.55)	0.81		1.92		(0.29)		0.60		(0.30)		(2.54)
Net increase (decrease) from investment operations	0.86		1.93		(0.31)		0.57		(0.34)	(2.60)	0.90		2.00		(0.25)		0.63		(0.30)		(2.55)
Dividends and distributions from:
Net investment income	(0.01)		–		–		–		–	(0.10)[3]	(0.08)		(0.05)		(0.04)		–		–		(0.13)[3]
Net realized gain	–		–		–		–		(0.25)[3]	(0.30)[3]	–		–		–		–		(0.25)[3]		(0.31)[3]
Total dividends and distributions	(0.01)		–		–		–		(0.25)	(0.40)	(0.08)		(0.05)		(0.04)		–		(0.25)		(0.44)
Net asset value, end of period	$10.90		$10.05		$8.12		$8.43		$7.86	$8.45	$11.06		$10.24		$8.29		$8.58		$7.95		$8.50

Total Investment Return[4]
Based on net asset value	8.58%	[5]	23.77%		(3.68)%	[6]	7.25%		(3.24)%	(23.48)%	8.86%	[5]	24.26%		(2.93)%	[6]	7.92%		(2.73)%		(23.13)%

Ratios to Average Net Assets
Total expenses	1.92%	[7,8]	2.04%	[9]	1.91%	[10]	1.86%	[11]	1.99% [12]	1.72% [13]	1.40%	[7,8]	1.50%	[9]	1.39%	[10]	1.35%	[11]	1.51%	[12]	1.31% [13]
Total expenses after fees waived, reimbursed and paid indirectly	1.29%	[7,8]	1.35%	[9]	1.30%	[10]	1.18%	[11]	1.18% [12]	1.18% [13]	0.70%	[7,8]	0.76%	[9]	0.71%	[10]	0.59%	[11]	0.59%	[12]	0.59% [13]
Net investment income (loss)	1.03%	[7,8]	0.28%	[9]	(0.14%	)[10]	(0.10)%	[11]	(0.46)% [12]	(0.47)% [13]	1.65%	[7,8]	0.87%	[9]	0.41%	[10]	0.41%	[11]	0.02%	[12]	(0.13)% [13]

Supplemental Data
Net assets, end of period (000)	$14,835		$14,704		$14,245		$18,051		$16,047	$16,762	$5,174		$5,501		$4,774		$5,523		$3,073		$1,990
Portfolio turnover	37%		61%		117%		46%		55%	20%	37%		61%		117%		46%		55%		20%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.56%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.
[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[13]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). As of March 31, 2013, Conservative Prepared’s and Moderate Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 52.7% and 32.6% respectively of each Fund’s net assets. The financial statements of the Master Total Return Portfolio, including the Schedule of Investments, should be read in conjunction with Conservative Prepared’s and Moderate Prepared’s financial statements. The Master Total Return Portfolio’s financial statements, included in filings under Master Bond LLC, are available, without charge, on the SEC’s website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invest, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Master Portfolios.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FUNDS II	MARCH 31, 2013	33

Notes to Financial Statements (continued)

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	N/A
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total

Conservative Prepared	$36,511	$145,456	$20,528	$202,495
Moderate Prepared	$50,752	$197,182	$37,398	$285,332
Growth Prepared	$31,889	$136,415	$19,064	$187,368
Aggressive Growth Prepared	$21,920	$ 71,796	$13,782	$107,498

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$16	$425	$361	$51	$853
Moderate Prepared	$22	$354	$255	$80	$711
Growth Prepared	$39	$324	$279	$46	$688
Aggressive Growth Prepared	$36	$370	$220	$28	$654

34	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$ 566	$16,618	$23,211	$ 9,965	$50,360
Moderate Prepared	$ 827	$15,787	$29,580	$11,078	$57,272
Growth Prepared	$1,694	$15,127	$23,190	$ 6,574	$46,585
Aggressive Growth Prepared	$1,234	$12,930	$18,951	$ 6,575	$39,690

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee

First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration - class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific

First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operation:

Administration Fees

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$222	$3,652	$3,636	$1,026	$ 8,536
Moderate Prepared	$302	$5,075	$4,930	$1,870	$12,177
Growth Prepared	$334	$3,189	$3,411	$ 953	$ 7,887
Aggressive Growth Prepared	$192	$2,192	$1,795	$ 689	$ 4,868

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R

Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the Independent Trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R

Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in administration fees waived, and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2013, the amounts shown as administration fees waived were as follows:

Conservative Prepared	$25,618
Moderate Prepared	$36,526
Growth Prepared	$23,644
Aggressive Growth Prepared	$14,599

For the six months ended March 31, 2013, the Manager reimbursed expenses which are shown as expenses reimbursed by Manager were as follows:

Conservative Prepared	$49,872
Moderate Prepared	$57,860
Growth Prepared	$72,151
Aggressive Growth Prepared	$69,969

BLACKROCK FUNDS II	MARCH 31, 2013	35

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$222	$ 454	$3,636	$1,026	$5,338
Moderate Prepared	$302	–	$4,383	$1,870	$6,555
Growth Prepared	$334	$1,732	$3,411	$ 953	$6,430
Aggressive Growth Prepared	$192	$2,192	$1,795	$ 689	$4,868

Transfer Agent Fees Waived

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$16	$ 66	$362	$51	$495
Moderate Prepared	$22	–	$200	$80	$302
Growth Prepared	$39	–	$279	$46	$364
Aggressive Growth Prepared	$36	$370	$219	$28	$653

Transfer Agent Fees Reimbursed

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$ 550	$ 163	$ 5,395	$ 5,398	$11,506
Moderate Prepared	$ 805	–	$ 631	$10,981	$12,417
Growth Prepared	$1,655	–	$ 9,515	$ 4,620	$15,790
Aggressive Growth Prepared	$1,198	$4,653	$12,291	$ 6,542	$24,684

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Conservative Prepared	Moderate Prepared

Investor A	$2,352	–
Investor C	–	$200
Class R	–	$ 40

On March 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,

	2013	2014	2015

Conservative Prepared
Fund Level	$141,805	$150,627	$75,490
Institutional	$1,248	$1,382	$788
Investor A	$2,138	$3,054	$683
Investor C	$22,903	$22,532	$9,393
Class R	$15,814	$15,221	$6,475
Moderate Prepared
Fund Level	$170,120	$182,614	$94,386
Institutional	$2,037	$2,008	$1,129
Investor C	$13,060	$14,569	$5,214
Class R	$30,367	$23,885	$12,931
Growth Prepared
Fund Level	$180,503	$187,416	$95,795
Institutional	$4,096	$3,916	$2,028
Investor A	$8,146	$5,726	$1,732
Investor C	$30,030	$28,964	$13,205
Class R	$12,414	$11,907	$5,619
Aggressive Growth Prepared
Fund Level	$157,649	$166,944	$84,568
Institutional	$3,124	$3,465	$1,426
Investor A	$9,708	$13,701	$7,215
Investor C	$35,752	$31,688	$14,305
Class R	$16,802	$13,755	$7,259

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$3,869
Moderate Prepared	$2,874
Growth Prepared	$2,402
Aggressive Growth Prepared	$ 730

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor C

Conservative Prepared	$102	$ 443
Moderate Prepared	–	$ 717
Growth Prepared	–	$1,438
Aggressive Growth Prepared	–	$ 238

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

Conservative Prepared	$20,657,428	$14,583,027
Moderate Prepared	$27,520,872	$27,109,494
Growth Prepared	$22,117,860	$24,422,258
Aggressive Growth Prepared	$14,375,059	$15,555,902

36	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

4. Income Tax Information:

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

2017	$ 337,352	$ 3,908,447	$1,419,054
2018	3,165,402	3,985,452	1,745,566
2019	–	2,752,753	2,324,746
No expiration date[1]	–	–	548,369

Total	$3,502,754	$10,646,652	$6,037,735

1 Must be utilized prior to losses subject to expiration.

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

Tax cost	$65,765,056	$87,667,027	$55,742,085	$33,746,373

Gross unrealized appreciation	$10,821,701	$17,732,434	$12,945,220	$ 9,167,966
Gross unrealized depreciation	(4,703,435)	(5,543,423)	(3,333,104)	(2,177,062)

Net unrealized appreciation	$ 6,118,266	$12,189,011	$ 9,612,116	$ 6,990,904

5. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds’ based on their net assets as of

October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended March 31, 2013.

6. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:	Six Months Ended March 31, 2013		Year Ended September 30, 2012

Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	58,019	$ 650,067	93,775	$1,004,843
Shares issued in reinvestment of dividends and distributions	6,458	70,581	5,313	54,248
Shares redeemed	(42,642)	(481,500)	(87,486)	(924,269)
Net increase	21,835	$ 239,148	11,602	$ 134,822

BLACKROCK FUNDS II	MARCH 31, 2013	37

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012

Conservative Prepared (concluded)	Shares	Amount	Shares	Amount

Investor A

Shares sold	798,921	$8,901,152	1,296,584	$13,846,300
Shares issued in reinvestment of dividends and distributions	101,384	1,101,026	53,789	545,953
Shares redeemed	(375,128)	(4,194,360)	(509,620)	(5,437,240)

Net increase	525,177	$5,807,818	840,753	$8,955,013

Investor C

Shares sold	454,048	$5,038,172	814,514	$8,614,946
Shares issued in reinvestment of dividends and distributions	86,672	937,792	56,409	570,856
Shares redeemed	(384,656)	(4,268,381)	(626,643)	(6,636,771)

Net increase	156,064	$1,707,583	244,280	$2,549,031

Class R

Shares sold	226,059	$2,511,093	249,954	$2,646,524
Shares issued in reinvestment of dividends and distributions	28,956	313,016	21,701	219,399
Shares redeemed	(168,332)	(1,868,309)	(241,729)	(2,569,176)

Net increase	86,683	$955,800	29,926	$296,747

Total Net Increase	789,760	$8,710,349	1,126,561	$11,935,613

Moderate Prepared

Institutional

Shares sold	80,037	$900,438	87,463	$888,606
Shares issued in reinvestment of dividends	3,481	37,804	4,587	45,001
Shares redeemed	(18,421)	(206,314)	(37,629)	(381,027)

Net increase	65,097	$731,928	54,421	$552,580

Investor A

Shares sold	567,541	$6,290,206	1,985,397	$20,349,267
Shares issued in reinvestment of dividends	51,406	555,699	65,649	642,053
Shares redeemed	(452,082)	(5,005,368)	(1,015,779)	(10,452,052)

Net increase	166,865	$1,840,537	1,035,267	$10,539,268

Investor C

Shares sold	330,914	$3,628,748	650,139	$6,595,694
Shares issued in reinvestment of dividends	26,914	289,052	57,096	555,541
Shares redeemed	(458,883)	(5,006,449)	(981,506)	(9,973,754)

Net decrease	(101,055)	$(1,088,649)	(274,271)	$(2,822,519)

Class R

Shares sold	207,314	$2,290,059	429,888	$4,404,238
Shares issued in reinvestment of dividends	18,572	199,832	28,956	282,030
Shares redeemed	(245,999)	(2,713,498)	(406,365)	(4,137,098)

Net increase (decrease)	(20,113)	$(223,607)	52,479	$549,170

Total Net Increase	110,795	$1,260,209	867,896	$8,818,499

38	BLACKROCK FUNDS II	MARCH 31, 2013

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012

Growth Prepared	Shares	Amount	Shares	Amount

Institutional

Shares sold	57,733	$627,092	56,417	$574,119
Shares issued in reinvestment of dividends	3,971	42,086	6,464	62,120
Shares redeemed	(16,693)	(184,046)	(190,045)	(1,867,612)

Net increase (decrease)	45,011	$485,132	(127,164)	$(1,231,373)

Investor A

Shares sold	532,250	$5,824,155	663,384	$6,583,436
Shares issued in reinvestment of dividends	35,672	374,927	36,377	346,682
Shares redeemed	(373,807)	(4,100,028)	(757,564)	(7,590,065)

Net increase (decrease)	194,115	$2,099,054	(57,803)	$(659,947)

Investor C

Shares sold	178,453	$1,902,235	360,315	$3,545,721
Shares issued in reinvestment of dividends	19,421	201,586	18,356	172,728
Shares redeemed	(363,687)	(3,870,984)	(742,220)	(7,263,994)

Net decrease	(165,813)	$(1,767,163)	(363,549)	$(3,545,545)

Class R

Shares sold	186,876	$2,036,238	201,556	$2,004,229
Shares issued in reinvestment of dividends	9,722	101,698	11,033	104,595
Shares redeemed	(240,652)	(2,586,731)	(328,621)	(3,281,960)

Net decrease	(44,054)	$(448,795)	(116,032)	$(1,173,136)

Total Net Increase (Decrease)	29,260	$368,228	(664,548)	$(6,610,001)

Aggressive Growth Prepared

Institutional

Shares sold	15,072	$161,631	18,362	$180,991
Shares issued in reinvestment of dividends	1,131	11,647	1,355	12,505
Shares redeemed	(42,742)	(446,020)	(98,092)	(925,249)

Net decrease	(26,539)	$(272,742)	(78,375)	$(731,753)

Investor A

Shares sold	327,581	$3,490,329	1,090,229	$10,457,417
Shares issued in reinvestment of dividends	15,915	162,177	11,131	101,736
Shares redeemed	(298,814)	(3,149,324)	(655,946)	(6,293,216)

Net increase	44,682	$503,182	445,414	$4,265,937

Investor C

Shares sold	153,711	$1,573,503	328,562	$3,097,153
Shares issued in reinvestment of distributions.	1,440	14,524	–	–
Shares redeemed	(257,155)	(2,619,569)	(618,719)	(5,788,877)

Net decrease	(102,004)	$(1,031,542)	(290,157)	$(2,691,724)

BLACKROCK FUNDS II	MARCH 31, 2013	39

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Aggressive Growth Prepared (concluded)	Shares	Amount	Shares	Amount

Class R
Shares sold	94,178	$ 971,426	203,535	$1,941,548
Shares issued in reinvestment of dividends	4,291	43,525	3,407	30,936
Shares redeemed	(167,991)	(1,788,633)	(245,680)	(2,378,336)
Net decrease	(69,522)	$ (773,682)	(38,738)	$ (405,852)
Total Net Increase (Decrease)	(153,382)	$(1,574,784)	38,144	$ 436,608

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

40	BLACKROCK FUNDS II	MARCH 31, 2013

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	MARCH 31, 2013	41

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)   Access the BlackRock website at

  http://www.blackrock.com/edelivery

2)   Select “eDelivery” under the “More Information” section

3)   Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	BLACKROCK FUNDS II	MARCH 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2013	43

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short
Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology
Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income
Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund
Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio BlackRock Global Allocation Fund BlackRock Managed Volatility Portfolio BlackRock Multi-Asset Income Portfolio BlackRock Multi-Asset Real Return Fund	2015 2020 2025 2030 2035	2040 2045 2050 2055	Retirement 2020 2025 2030 2035	2040 2045 2050 2055
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

44	BLACKROCK FUNDS	MARCH 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GO PAPERLESS...

It’s Fast, Convenient, and Timely!

To sign up today, go to www.blackrock.com/edelivery.

PREPARE-3/13-SAR

Blackrock®

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: June 3, 2013

3